UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)          (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:       (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/15

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds Annual Report

December 31, 2015

Alternative Funds

Lazard Enhanced Opportunities Portfolio

Lazard Fundamental Long/Short Portfolio

Lazard Master Alternatives Portfolio

PRIVACY NOTICE	Revised September 30, 2015

FACTS	What does Lazard do with your personal information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Assets and income
• Account transactions
• Credit history
• Transaction history
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:
• Open an account
• Seek advice about your investments
• Direct us to buy securities
• Direct us to sell your securities
• Enter into an investment advisory contract
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes—information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
6	Performance Overviews
9	Information About Your Portfolio’s Expenses
11	Portfolio Holdings Presented by Sector
12	Portfolios of Investments
12	Lazard Enhanced Opportunities Portfolio
19	Lazard Fundamental Long/Short Portfolio
22	Lazard Master Alternatives Portfolio
38	Notes to Portfolios of Investments
40	Statements of Assets and Liabilities
41	Statements of Operations
42	Statements of Changes in Net Assets
44	Financial Highlights
47	Notes to Financial Statements
62	Report of Independent Registered Public Accounting Firm
63	Board of Directors and Officers Information
66	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2015, global equity market volatility increased due to the prospect of a debt default by Greece, uncertain global monetary policy, and oil price instability. In the US, markets rose modestly as the labor market improved and corporate earnings generally exceeded expectations. Japanese equities extended their impressive streak as Abenomics reforms began to pay dividends. In Europe, the economic recovery continued, but investor enthusiasm remained tepid as countries in the region made mixed progress. Meanwhile, emerging markets assets recorded another difficult year due to economic and political challenges and uncertainty about the possibility of interest rate increases in the US.

Interest rates diverged around the world after the US Federal Reserve announced its highly anticipated rate hike on December 16, and the US yield curve flattened as shorter-maturity yields rose slightly more than those with longer maturities. Currencies were volatile in 2015 and the US dollar strengthened against most of its global counterparts. Investor enthusiasm for European bonds with very low or negative yields waned as the effects of European Central Bank bond repurchases began to fade.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals.

We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

Lazard Alternatives

The large cap S&P 500® Index was up modestly in the first quarter of 2015 and the European Central Bank’s formal announcement of quantitative easing (QE) met or exceeded the market’s expectations, lifting equities on the European Continent in both US dollar and euro currency terms. Furthermore, continued QE in Japan and easing of monetary policy in China caused flows into the major markets in those two countries. Credit spreads generally stabilized and in some cases tightened throughout the quarter. Many energy credits which were under pressure actually stabilized amid the de-risking experienced in the 4th quarter of 2014. Among non-investment grade names, higher-rated names tended to do better than lower-rated names. Equity volatility, as measured by the Chicago Board Options Exchange Volatility® Index (VIX), was in a range and subsided from January’s elevated levels. Nonetheless, the “volatility of volatility”, which may be a more important measure, was subdued allowing for the capture of equity moves underlying convertibles. The shape of the US yield curve was dictated by expectations on the timing of the US Federal Reserve’s (the “Fed”) expected rate hikes. Longer term yields dropped to all time or multi-year lows to start the first quarter, but moved off the lows during the quarter.

US equities finished the second quarter up slightly, but limped into quarter end in light of the worsening debt crisis in Greece. Japanese equities continued to perform well as aggressive QE continues, and pension funds are on balance shifting from Japanese government bonds to equities. European stocks generally continued their outperformance versus US stocks until the Continent gave up most of its gains during the quarter because of uncertainty regarding Greece. Chinese equities showed evidence of a bubble as a highly leveraged retail presence, encouraged by an accommodative central government, has emerged in the world’s second largest stock market. Credit was stable during the quarter, but, similar to equities, stumbled at the end of the quarter. Higher quality high yield outperformed the lowest-rated debt and continued its lead over investment grade debt that has been hampered by potential interest rate increases. The US yield curve steepened during the quarter, though the long end of the curve rallied in response to building Greek turmoil at quarter’s end. Equity volatility (as measured by the VIX) was mostly subdued during the second quarter however, volatility picked up materially by June’s end in light of Greece.

Global equities came under pressure in the third quarter of 2015 and many indices had their worst quarter since 2011. Worries over a Greek exit from the euro currency were quickly followed by increasing concerns over a slowing China and the timing of interest rate hikes by the Fed. Commodities were weaker due to global oversupply and lower demand from China. Front month contracts, the shortest duration contract that can be purchased in the futures market for West Texas Intermediate crude oil, fell 24% and made new multiyear lows of $38.24 per barrel. Copper, a gauge of global economic health due to its ubiquitous presence in many sectors of the economy, fell 10% and also made new multiyear lows. Credit spreads moved wider and proved to be a leading indicator of the volatile price action in equities and other risk assets experienced in the quarter. Bond yield on the US 10-year treasury fell from 2.35% to 2.04% and the yield curve flattened. Investors looked for a safe haven in the long end of the curve and prepared for the inevitability of a rate hike in the short end. Equity volatility (as measured by the VIX) made 4-year highs amid the prospects of a slowing China, stop loss selling, and uncertainty around Fed liftoff.

Global equities bounced strongly in the first several days of October and by the end of the month, in a solid upward trajectory, claimed much of what was lost in August and September. Lowered earnings expectations were largely beaten as positive earnings surprises came in stronger than negative surprises, as has been the trademark of resilient markets over the past several years. Commodities rallied for the first two weeks of October and crude oil moved back above $50. By the end of quarter, however, crude oil came close to touching $35, which was near the low of the year. Other commodities followed suit, bottoming in the third week of September at 76.25 according to the Bloomberg Commodity Index, before finishing the year slightly higher. Credit spreads initially tightened, with the BofA ML HY Master II Index opening

Annual Report  3

the quarter at +665 over LIBOR and then tightening to inside +600 by the end of October. Spreads then resumed widening, peaking at +745 over LIBOR on December 14th and closing out the year at LIBOR +700. Yield on the US 10 year Treasury Bond bottomed below 2% in early October before rising to close out the month at 2.16%. On November 9th, it made a high for the quarter at 2.375% and closed out the year at 2.27%. The VIX dropped from its close of 24.5% at the end of September to a low of 13.5% on October 23rd. It then resumed its northward trajectory, moving above 26% on December 14th and closing out the year at 18.2%.

Lazard Enhanced Opportunities Portfolio

For the year ended December 31, 2015, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of -2.32%, while Open Shares posted a total return of -2.57%, as compared with the -2.75% return for the BofA Merrill Lynch U.S. Convertible ex Mandatory® Index and -3.49% return for the HFRX Global Hedge Fund® Index.

Portfolio level hedges, such as macro equity hedges and interest rate hedges, positively offset periodic risk-off in the market throughout 2015. In addition, hedged positions in real estate investment trusts performed well as equity volatility increased. Although a relatively small exposure in the Portfolio, commodity and natural resource related exposure was a head-wind to the Portfolio in 2015. While this exposure continues to be reduced, the Portfolio was subject to the volatility associated with residual energy related names. Additionally, and generally speaking, performance in 2015 was impacted by a widening of spreads and an overall reduction in risk appetite that affected the credit component of many convertibles. Convertibles cheapened relative to fair value as the market was slow to incorporate the full value of increased equity volatility. Derivatives (short positions on stocks and options) represented approximately -11% of the Portfolio’s net exposure at the end of 2015. The primary use of derivatives in the Portfolio is to mitigate macro equity, credit, and interest rate risk.

Lazard Fundamental Long/Short Portfolio

For the year ended December 31, 2015, the Lazard Fundamental Long/Short Portfolio’s Institutional Shares posted a total return of 5.97%, while Open Shares posted a total return of 5.62%, as compared with the -2.35% return for the HFRX Equity Hedge® Index and 1.38% return for the S&P 500 Index.

A long position in medical device maker Natus Medical helped returns, as shares rose after the company reported quarterly earnings above expectations and management raised its earnings guidance for the year, driven by stronger revenues. A short position in watchmaker Fossil contributed to performance, as shares fell after management lowered its earnings guidance for the year, citing slower sales and foreign exchange headwinds. We covered our position after the announcement in November, as the stock approached our target valuation. The Portfolio also benefitted from a short position in renal disease treatment maker Keryx, as shares fell amid concerns about disappointing prescription trends. We covered our position in September, as the stock approached our target valuation.

In contrast, a long position in American Airlines detracted from performance, as shares fell amid increasing oil prices and capacity concerns in the industry, with competitor Southwest’s expansion in the Dallas area directly impacting American’s market share. We sold our position in July, as we saw opportunities with better risk-reward profiles. A long position in Brookdale Senior Living also detracted from performance, as shares fell after the company reported quarterly earnings below expectations and management reduced its earnings guidance for the year, citing weaker-than-expected occupancy rates. We sold our position after the announcement in August, as we saw opportunities with better risk-reward profiles. The Portfolio was also hurt by its long position in media company Viacom, as shares fell amid speculation that Dish Network may drop some of Viacom’s channels, as well as concerns about declining advertising revenues. We sold our position in July, as we saw opportunities with better risk-reward profiles.

4  Annual Report

The Portfolio had a 55% weight in derivatives (short equity positions) as of December 31, 2015. Short positions contributed positively to performance in 2015.

Lazard Master Alternatives Portfolio

For the year ended December 31, 2015, the Lazard Master Alternatives Portfolio’s Institutional Shares posted a total return of 0.30%, while Open Shares posted a total return of 0.00%, as compared with the -3.49% return for the HFRX Global Hedge Fund Index and -0.87% return for the MSCI World® Index.

The Portfolio invests in various alternative investment strategies. Currently, the Portfolio has exposure to five underlying strategies: Global Hexagon, Emerging Markets Alpha Advantage, Fundamental Long/Short, European Long/Short Equity, and Japan Vela. The Portfolio allocation to each sub-strategy is determined by the portfolio management team.

As of December 31, 2015, the Portfolio allocation was as follows:

Investment Strategy	Sub-strategy	Allocation
Global Equity Long/Short	Global Hexagon	18%
Emerging Markets Equity Long/Short	Emerging Markets Alpha Advantage	27%
US Equity Long/Short	Fundamental Long/Short	20%
European Equity Long/Short	European Long/Short Equity	26%
Japanese Equity Long/Short	Japan Vela	9%

With the exception of Japan Vela, each of the sub-strategies in the Portfolio contributed positively to performance on a gross basis in 2015, led by Fundamental Long/Short, and followed by Emerging Markets Alpha Advantage, Global Hexagon, and European Long/Short Equity. Derivatives (short positions on stocks, futures and forward contracts) represented about 15% of the gross exposure of the portfolio and were broadly additive to performance during 2015.

As of December 31, 2015, the Portfolio had its greatest market capitalization exposure to mid-cap ($2-10 billion) securities at 34% of gross exposure, with 33% in large cap ($10-50 billion), 18% in small cap (less than $2 billion), and 18% in mega-cap (over $50 billion) securities. In terms of sector weightings, financials (27%), industrials (14%), and consumer discretionary (13%) represented the top three exposures. Almost three fourths of the Portfolio was invested in securities based outside North America, and was allocated across roughly 45 countries.

The Portfolio ended the year with gross exposure of 125% and net exposure of 39%.

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

Annual Report  5

The Lazard Funds, Inc. Performance Overviews

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio, BofA Merrill Lynch U.S. Convertible ex Mandatory® Index and HFRX Global Hedge Fund® Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

		Since
	One Year	Inception	†
Institutional Shares**	-2.32%	-2.32%
Open Shares**	-2.57%	-2.57%
BofA Merrill Lynch U.S. Convertible ex Mandatory Index	-2.75%	-2.75%
HFRX Global Hedge Fund Index	-3.49%	-3.49%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The BofA Merrill Lynch U.S. Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge industry. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2014.

6  Annual Report

Lazard Fundamental Long/Short Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Fundamental Long/Short Portfolio, S&P 500® Index and HFRX Equity Hedge® Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

		Since
	One Year	Inception	†
Institutional Shares**	5.97%	12.04%
Open Shares**	5.62%	11.76%
S&P 500 Index	1.38%	7.26%
HFRX Equity Hedge Index	-2.35%	-0.47%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The HFRX Equity Hedge Index tracks the strategy, also known as long/short equity, that combines core long holdings of equities with short sales of stock or stock index options. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

Annual Report  7

Lazard Master Alternatives Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Master Alternatives Portfolio, MSCI World® Index and HFRX Global Hedge Fund Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

		Since
	One Year	Inception	†
Institutional Shares**	0.30%	0.30%
Open Shares**	0.00%	0.00%
MSCI World Index	-0.87%	-0.87%
HFRX Global Hedge Fund Index	-3.49%	-3.49%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge industry. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2014.

8  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2015 through December 31, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Portfolio	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15	Annualized Expense Ratio During Period 7/1/15 - 12/31/15

Enhanced Opportunities
Institutional Shares
Actual	$1,000.00	$968.00	$ 8.43	1.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.64	$ 8.64	1.70%
Open Shares
Actual	$1,000.00	$966.50	$ 9.67	1.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.38	$ 9.91	1.95%
Fundamental Long/Short†
Institutional Shares
Actual	$1,000.00	$1,035.80	$18.47	3.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,007.06	$18.21	3.60%
Open Shares
Actual	$1,000.00	$1,034.10	$19.74	3.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.80	$19.46	3.85%
Master Alternatives†
Institutional Shares
Actual	$1,000.00	$982.40	$12.69	2.54%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.40	$12.88	2.54%
Open Shares
Actual	$1,000.00	$980.40	$15.47	3.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.58	$15.70	3.10%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
†	The expense ratios include broker expense and dividend expense on securities sold short.

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The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2015

	Lazard Enhanced Opportunities	Lazard Fundamental Long/Short Portfolio		Lazard Master Alternatives Portfolio
Sector	Portfolio*	Long**	Short†	Long**	Short†

Consumer Discretionary	2.8%	10.7%	-19.7%	10.0%	-16.5%
Consumer Staples	2.5	5.4	-3.7	7.5	-7.2
Energy	1.2	—	—	2.0	-1.1
Financials	10.1	12.5	-28.6	18.0	-18.7
Health Care	5.5	12.3	-20.1	9.1	-19.9
Industrials	2.8	4.4	-14.0	11.4	-16.7
Information Technology	3.4	7.5	-10.4	7.1	-8.3
Materials	0.4	1.2	-3.5	4.4	-6.1
Telecommunications Services	—	—	—	2.1	—
Utilities	—	—	—	2.0	—
Exchange-Traded Funds	—	—	—	1.1	-5.5
Short-Term Investments	71.3	46.0	—	25.3	—
Total Investments	100.0%	100.0%	-100.0%	100.0%	-100.0%

*	Represents percentage of total investments.
**	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.

Annual Report  11

The Lazard Funds, Inc. Portfolios of Investments December 31, 2015

Description	Shares	Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 2.9%

Canada | 0.2%
Air Canada (a)	1,340	$9,887

Israel | 0.1%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	82	5,382

United States | 2.6%
AmTrust Financial Services, Inc.	47	2,894
ANI Pharmaceuticals, Inc. (a)	146	6,588
Bank of America Corp.	689	11,596
Chesapeake Energy Corp.	297	1,336
Cobalt International Energy, Inc. (a)	87	470
CVS Health Corp.	76	7,431
Exelixis, Inc. (a)	8,405	47,404
Forest City Enterprises, Inc. Class A (a)	100	2,193
Gramercy Property Trust REIT	22	172
Hovnanian Enterprises, Inc. Class A (a)	709	1,283
Iconix Brand Group, Inc. (a)	18	123
JAKKS Pacific, Inc. (a)	193	1,536
MGIC Investment Corp. (a)	240	2,119
Nuance Communications, Inc. (a)	50	995
RAIT Financial Trust REIT	611	1,650
Renewable Energy Group, Inc. (a)	154	1,431
Sequenom, Inc. (a)	697	1,143
SolarCity Corp. (a)	78	3,980
Solazyme, Inc. (a)	2,312	5,734
SunEdison, Inc. (a)	589	2,998
Theravance, Inc.	1,311	13,818
Trinity Industries, Inc.	117	2,810
Violin Memory, Inc. (a)	7,070	6,364
Voya Financial, Inc.	91	3,359
		129,427
Total Common Stocks
(Identified cost $142,219)		144,696
Description	Principal Amount (000) (b)	Value

Corporate Bonds | 20.2%

Marshall Island | 0.7%
Aegean Marine Petroleum Network, Inc., 4.000%, 11/01/18	36	$31,253

United States | 19.5%
Aceto Corp., 2.000%, 11/01/20 (c)	27	27,354
Alpha Natural Resources, Inc., 4.875%, 12/15/20 (d)	158	198
AMAG Pharmaceuticals, Inc., 7.875%, 09/01/23 (c)	25	22,000
Apollo Commercial Real Estate Finance, Inc., 5.500%, 03/15/19	15	15,028
Ascent Capital Group, Inc., 4.000%, 07/15/20	55	35,647
Atlas Air Worldwide Holdings, Inc., 2.250%, 06/01/22	30	24,825
Broadsoft, Inc., 1.000%, 09/01/22 (c)	31	33,461
Cenveo Corp., 7.000%, 05/15/17	20	14,737
Chesapeake Energy Corp., 2.500%, 05/15/37	15	7,050
CHS/Community Health Systems, Inc., 7.125%, 07/15/20	40	39,850
Dycom Industries, Inc., 0.750%, 09/15/21 (c)	1	983
Empire State Realty OP LP, 2.625%, 08/15/19 (c)	56	58,590
FXCM, Inc., 2.250%, 06/15/18	55	38,225
Harmonic, Inc., 4.000%, 12/01/20 (c)	25	23,750
IAS Operating Partnership LP, 5.000%, 03/15/18 (c)	28	26,355

The accompanying notes are an integral part of these financial statements.

12  Annual Report

Description	Principal Amount (000) (b)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Iconix Brand Group, Inc.:
2.500%, 06/01/16	24	$21,360
1.500%, 03/15/18	2	985
Integrated Device Technology, Inc., 0.875%, 11/15/22 (c)	44	45,292
Ironwood Pharmaceuticals, Inc., 2.250%, 06/15/22 (c)	31	28,869
JAKKS Pacific, Inc., 4.875%, 06/01/20 (c)	25	24,187
MGIC Investment Corp., 9.000%, 04/01/63 (c)	29	33,785
Navistar International Corp., 4.750%, 04/15/19	1	478
Northstar Realty Europe Corp., 4.625%, 12/15/16 (c)	105	102,907
Nuance Communications, Inc., 1.000%, 12/15/35 (c)	17	16,352
PRA Group, Inc., 3.000%, 08/01/20	2	1,690
RAIT Financial Trust, 4.000%, 10/01/33	50	39,531
Renewable Energy Group, Inc., 2.750%, 06/15/19	25	21,109
SolarCity Corp., 1.625%, 11/01/19	1	808
Solazyme, Inc., 5.000%, 10/01/19	5	2,434
Spirit Realty Capital, Inc., 2.875%, 05/15/19	39	37,269
Starwood Property Trust, Inc., 4.550%, 03/01/18	2	2,025
Starwood Waypoint Residential Trust, 3.000%, 07/01/19	41	37,874
Trinity Industries, Inc., 3.875%, 06/01/36	67	80,191
Violin Memory, Inc., 4.250%, 10/01/19	40	23,600
Vitamin Shoppe, Inc., 2.250%, 12/01/20 (c)	23	23,474
Wright Medical Group, Inc., 2.000%, 02/15/20 (c)	49	50,684
		962,957
Total Corporate Bonds
(Identified cost $1,095,632)		994,210
Description	Shares	Value

Preferred Stocks | 2.8%

United States | 2.8%
Bunge, Ltd.	406	$37,774
Chesapeake Energy Corp.	24	4,560
Cowen Group, Inc. Series A	40	29,778
Universal Corp.	57	64,125

Total Preferred Stocks
(Identified cost $157,296)		136,237

Short-Term Investment | 64.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $3,167,192)	3,167,192	3,167,192

Description	Number of Contracts	Value

Purchased Options | 0.0%
Freeport-McMoRan, Inc. 12 Call,
Expires 01/15/16	17	$17
Micron Technology, Inc. 20 Call,
Expires 01/15/16	5	5
Ocwen Financial Corp. 10 Call,
Expires 01/15/16	9	36
Photronics, Inc. 12.5 Call,
Expires 03/18/16	1	80
Teck Resources, Ltd. 4 Put,
Expires 02/19/16	7	371
Tivo, Inc. 12 Call,
Expires 01/15/16	6	6

Total Purchased Options
(Identified cost $2,938)		515

Total Investments | 90.1%
(Identified cost $4,565,277) (e), (h)		$4,442,850

Cash and Other Assets in Excess of Liabilities | 9.9%		489,466

Net Assets | 100.0%		$4,932,316

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Lazard Enhanced Opportunities Portfolio (continued)

Written Options open at December 31, 2015:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Value

Freeport-McMoRan, Inc. 10 Put	7	$10.00	01/15/16	$ 279	$(2,310)
Micron Technology, Inc. 17 Put	5	17.00	01/15/16	403	(1,420)
Tivo, Inc. 10 Put	6	10.00	01/15/16	459	(822)
Total Written Options				$1,141	$(4,552)

Total Return Swap Agreements open at December 31, 2015:

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month EUR LIBOR plus 0.50%	EUR	DUB	6	02/09/16	Bank of Ireland	$ 236	$ —
1 Month EUR LIBOR plus 1.00%	EUR	DUB	1	01/03/17	SRP Groupe SA	117	—
1 Month USD LIBOR plus 1.00%	USD	DUB	65	09/28/16	AAR Corp.	—	2,916
1 Month USD LIBOR plus 1.00%	USD	DUB	4	09/28/16	Aceto Corp.	99	—
1 Month USD LIBOR plus 1.00%	USD	DUB	9	09/28/16	Aegean Marine Petroleum Network, Inc.	—	1,885
1 Month USD LIBOR plus 1.00%	USD	DUB	26	09/28/16	Alere, Inc.	—	756
1 Month USD LIBOR plus 1.00%	USD	DUB	26	09/28/16	Allscripts Healthcare Solutions, Inc.	42	—
1 Month USD LIBOR plus 1.00%	USD	DUB	63	09/28/16	Alon USA Energy, Inc.	—	3,911
1 Month USD LIBOR plus 1.00%	USD	DUB	94	09/28/16	Altra Industrial Motion Corp.	—	3,000
1 Month USD LIBOR plus 1.00%	USD	DUB	58	09/28/16	American Residential Properties OP LP	—	1,445
1 Month USD LIBOR plus 1.00%	USD	DUB	55	09/28/16	AmTrust Financial Services, Inc.	4,204	—
1 Month USD LIBOR plus 1.00%	USD	DUB	47	09/28/16	ANI Pharmaceuticals, Inc.	—	4,318
1 Month USD LIBOR plus 1.00%	USD	DUB	20	09/28/16	Apollo Commercial Real Estate Finance, Inc.	—	75
1 Month USD LIBOR plus 1.00%	USD	DUB	12	09/28/16	Ascent Capital Group, Inc.	—	3,128
1 Month USD LIBOR plus 1.00%	USD	DUB	11	09/28/16	Atlas Air Worldwide Holdings, Inc.	—	549
1 Month USD LIBOR plus 1.00%	USD	DUB	43	09/28/16	Blucora, Inc.	—	5,338
1 Month USD LIBOR plus 1.00%	USD	DUB	34	09/28/16	Bottomline Technologies de, Inc.	586	—
1 Month USD LIBOR plus 1.00%	USD	DUB	5	09/28/16	BroadSoft, Inc.	238	—
1 Month USD LIBOR plus 1.00%	USD	DUB	68	09/28/16	Carriage Services, Inc.	—	811
1 Month USD LIBOR plus 1.00%	USD	DUB	23	09/28/16	Cemex SAB de CV	—	8,245
1 Month USD LIBOR plus 1.00%	USD	DUB	13	09/28/16	Chesapeake Energy Corp.	—	6,230
1 Month USD LIBOR plus 1.00%	USD	DUB	10	09/28/16	Chesapeake Energy Corp.	—	3,548
1 Month USD LIBOR plus 1.00%	USD	DUB	38	09/28/16	Clovis Oncology, Inc.	1,587	—
1 Month USD LIBOR plus 1.00%	USD	DUB	19	09/28/16	Cobalt International Energy, Inc.	—	3,741
1 Month USD LIBOR plus 1.00%	USD	DUB	69	09/28/16	Cowen Group, Inc.	—	6,500
1 Month USD LIBOR plus 1.00%	USD	DUB	21	09/28/16	Dycom Industries, Inc.	—	770
1 Month USD LIBOR plus 1.00%	USD	DUB	5	09/28/16	Empire State Realty OP LP	—	19
1 Month USD LIBOR plus 1.00%	USD	DUB	57	09/28/16	Encore Capital Group, Inc.	—	11,313
1 Month USD LIBOR plus 1.00%	USD	DUB	63	09/28/16	Exelixis, Inc.	—	1,285
1 Month USD LIBOR plus 1.00%	USD	DUB	57	09/28/16	Forest City Enterprises, Inc.	—	4,550

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Lazard Enhanced Opportunities Portfolio (continued)

Total Return Swap Agreements open at December 31, 2015 (continued):

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month USD LIBOR plus 1.00%	USD	DUB	65	09/28/16	GPT Property Trust LP	$ —	$ 6,650
1 Month USD LIBOR plus 1.00%	USD	DUB	68	09/28/16	Green Plains, Inc.	—	8,975
1 Month USD LIBOR plus 1.00%	USD	DUB	4	09/28/16	Griffon Corp.	6	—
1 Month USD LIBOR plus 1.00%	USD	DUB	66	09/28/16	Hologic, Inc.	3,445	—
1 Month USD LIBOR plus 1.00%	USD	DUB	9	09/28/16	Iconix Brand Group, Inc.	—	250
1 Month USD LIBOR plus 1.00%	USD	DUB	13	09/28/16	Iconix Brand Group, Inc.	—	3,382
1 Month USD LIBOR plus 1.00%	USD	DUB	2	09/28/16	Integrated Device Technology, Inc.	—	40
1 Month USD LIBOR plus 1.00%	USD	DUB	38	09/28/16	Intel Corp.	2,446	—
1 Month USD LIBOR plus 1.00%	USD	DUB	15	09/28/16	JAKKS Pacific, Inc.	—	571
1 Month USD LIBOR plus 1.00%	USD	DUB	44	09/28/16	K Hovnanian Enterprises, Inc.	—	11,148
1 Month USD LIBOR plus 1.00%	USD	DUB	44	09/28/16	LGI Homes, Inc.	5,575	—
1 Month USD LIBOR plus 1.00%	USD	DUB	15	09/28/16	Liberty Media Corp.	—	788
1 Month USD LIBOR plus 1.00%	USD	DUB	32	09/28/16	MercadoLibre, Inc.	1,785	—
1 Month USD LIBOR plus 1.00%	USD	DUB	20	09/28/16	MGIC Investment Corp.	—	2,125
1 Month USD LIBOR plus 1.00%	USD	DUB	37	09/28/16	Molina Healthcare, Inc.	109	—
1 Month USD LIBOR plus 1.00%	USD	DUB	20	09/28/16	Navistar International Corp.	—	9,824
1 Month USD LIBOR plus 1.00%	USD	DUB	56	09/28/16	Netsuite, Inc.	—	3,050
1 Month USD LIBOR plus 1.00%	USD	DUB	35	09/28/16	Nuance Communications, Inc.	—	648
1 Month USD LIBOR plus 1.00%	USD	DUB	59	09/28/16	NXP Semiconductors NV	—	333
1 Month USD LIBOR plus 1.00%	USD	DUB	40	09/28/16	PDL Biopharma, Inc.	—	7,090
1 Month USD LIBOR plus 1.00%	USD	DUB	35	09/28/16	Photronics, Inc.	6,725	—
1 Month USD LIBOR plus 1.00%	USD	DUB	34	09/28/16	Photronics, Inc.	9,160	—
1 Month USD LIBOR plus 1.00%	USD	DUB	47	09/28/16	PRA Group, Inc.	—	7,247
1 Month USD LIBOR plus 1.00%	USD	DUB	13	09/28/16	PTC Therapeutics, Inc.	—	25
1 Month USD LIBOR plus 1.00%	USD	DUB	62	09/28/16	Quidel Corp.	—	5,125
1 Month USD LIBOR plus 1.00%	USD	DUB	4	09/28/16	RAIT Financial Trust	—	341
1 Month USD LIBOR plus 1.00%	USD	DUB	15	09/28/16	Redwood Trust, Inc.	—	769
1 Month USD LIBOR plus 1.00%	USD	DUB	29	09/28/16	Renewable Energy Group, Inc.	—	2,419
1 Month USD LIBOR plus 1.00%	USD	DUB	14	09/28/16	Restoration Hardware Holdings, Inc.	—	1,192
1 Month USD LIBOR plus 1.00%	USD	DUB	24	09/28/16	Restoration Hardware Holdings, Inc.	—	1,380
1 Month USD LIBOR plus 1.00%	USD	DUB	22	09/28/16	RWT Holdings, Inc.	—	414
1 Month USD LIBOR plus 1.00%	USD	DUB	23	09/28/16	Sequenom, Inc.	—	2,570
1 Month USD LIBOR plus 1.00%	USD	DUB	30	09/28/16	SolarCity Corp.	1,742	—
1 Month USD LIBOR plus 1.00%	USD	DUB	26	09/28/16	SolarCity Corp.	—	2,948
1 Month USD LIBOR plus 1.00%	USD	DUB	69	09/28/16	Solazyme, Inc.	—	6,965
1 Month USD LIBOR plus 1.00%	USD	DUB	73	09/28/16	Starwood Property Trust, Inc.	—	4,419
1 Month USD LIBOR plus 1.00%	USD	DUB	15	09/28/16	Starwood Property Trust, Inc.	—	95
1 Month USD LIBOR plus 1.00%	USD	DUB	20	09/28/16	Starwood Waypoint Residential Trust	—	1,209
1 Month USD LIBOR plus 1.00%	USD	DUB	6	09/28/16	SunEdison, Inc.	—	603
1 Month USD LIBOR plus 1.00%	USD	DUB	66	09/28/16	SunEdison, Inc.	—	31,320
1 Month USD LIBOR plus 1.00%	USD	DUB	34	09/28/16	SunEdison, Inc.	—	252
1 Month USD LIBOR plus 1.00%	USD	DUB	36	09/28/16	Theravance, Inc.	—	4,806

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Lazard Enhanced Opportunities Portfolio (continued)

Total Return Swap Agreements open at December 31, 2015 (continued):

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month USD LIBOR plus 1.00%	USD	DUB	44	09/28/16	TIVO, Inc.	$ —	$ 1,057
1 Month USD LIBOR plus 1.00%	USD	DUB	82	09/28/16	Trinity Industries, Inc.	—	9,008
1 Month USD LIBOR plus 1.00%	USD	DUB	69	09/28/16	Vector Group, Ltd.	4,311	—
1 Month USD LIBOR plus 1.00%	USD	DUB	29	09/28/16	Violin Memory, Inc.	—	11,557
1 Month USD LIBOR plus 1.00%	USD	DUB	30	09/28/16	Wabash National Corp.	1,210	—
1 Month USD LIBOR plus 1.00%	USD	DUB	38	09/28/16	WebMD Health Corp.	687	—
1 Month USD LIBOR plus 1.00%	USD	DUB	48	09/28/16	Workday, Inc.	—	1,975
1 Month USD LIBOR plus 1.00%	USD	DUB	2	09/28/16	Wright Medical Group, Inc.	45	—
USD FED OPEN less 0.30%	USD	DUB	18	09/29/16	Gramercy Property Trust REIT	—	951
						44,355	227,854

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

USD FED OPEN less 0.30%	USD	DUB	15	09/29/16	Aceto Corp.	$ —	$ 711
USD FED OPEN less 0.30%	USD	DUB	12	09/29/16	Aegean Marine Petroleum Network, Inc.	—	156
USD FED OPEN less 0.30%	USD	DUB	8	09/29/16	Alere, Inc.	406	—
USD FED OPEN less 0.30%	USD	DUB	13	09/29/16	Allscripts Healthcare Solutions, Inc.	—	181
USD FED OPEN less 0.30%	USD	DUB	45	09/29/16	Alon USA Energy, Inc.	6,145	—
USD FED OPEN less 0.30%	USD	DUB	54	09/29/16	Altra Industrial Motion Corp.	2,080	—
USD FED OPEN less 0.30%	USD	DUB	17	09/29/16	American Residential Properties, Inc.	—	794
USD FED OPEN less 0.30%	USD	DUB	25	09/29/16	ANI Pharmaceuticals, Inc.	1,309	—
USD FED OPEN less 0.30%	USD	DUB	2	09/29/16	Apollo Commercial Real Estate Finance, Inc.	30	—
USD FED OPEN less 0.30%	USD	DUB	15	09/29/16	Atlas Air Worldwide Holdings, Inc.	989	—
USD FED OPEN less 0.30%	USD	DUB	9	09/29/16	Blucora, Inc.	1,778	—
USD FED OPEN less 0.30%	USD	DUB	17	09/29/16	Bottomline Technologies de, Inc.	—	1,354
USD FED OPEN less 0.30%	USD	DUB	19	09/29/16	Bunge, Ltd.	3,792	—
USD FED OPEN less 0.30%	USD	DUB	46	09/29/16	Carriage Services, Inc.	—	997
USD FED OPEN less 0.30%	USD	DUB	3	09/29/16	Cenveo, Inc.	1,781	—
USD FED OPEN less 0.30%	USD	DUB	16	09/29/16	Clovis Oncology, Inc.	—	1,922
USD FED OPEN less 0.30%	USD	DUB	3	09/29/16	Cobalt International Energy, Inc.	558	—
USD FED OPEN less 0.30%	USD	DUB	7	09/29/16	Cobalt International Energy, Inc.	2,497	—
USD FED OPEN less 0.30%	USD	DUB	40	09/29/16	Cowen Group, Inc.	17,678	—
USD FED OPEN less 0.30%	USD	DUB	12	09/29/16	Dycom Industries, Inc.	1,700	—
USD FED OPEN less 0.30%	USD	DUB	11	09/29/16	Encore Capital Group, Inc.	2,479	—
USD FED OPEN less 0.30%	USD	DUB	29	09/29/16	Forest City Enterprises, Inc.	1,519	—
USD FED OPEN less 0.30%	USD	DUB	1	09/29/16	Freeport-McMoRan, Inc.	83	—
USD FED OPEN less 0.30%	USD	DUB	1	09/29/16	Gramercy Property Trust REIT	4	—

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Lazard Enhanced Opportunities Portfolio (continued)

Total Return Swap Agreements open at December 31, 2015 (continued):

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

USD FED OPEN less 0.30%	USD	DUB	28	09/29/16	Green Plains, Inc.	$ —	$ 1,853
USD FED OPEN less 0.30%	USD	DUB	3	09/29/16	Griffon Corp.	—	19
USD FED OPEN less 0.30%	USD	DUB	6	09/29/16	Harmonic, Inc.	129	—
USD FED OPEN less 0.30%	USD	DUB	10	09/29/16	Hologic, Inc.	98	—
USD FED OPEN less 0.30%	USD	DUB	12	09/29/16	Hovnanian Enterprises, Inc.	4,261	—
USD FED OPEN less 0.30%	USD	DUB	3	09/29/16	Iconix Brand Group, Inc.	—	34
USD FED OPEN less 0.30%	USD	DUB	24	09/29/16	Integrated Device Technology, Inc.	—	1,303
USD FED OPEN less 0.30%	USD	DUB	20	09/29/16	Intel Corp.	—	1,461
USD FED OPEN less 0.30%	USD	DUB	16	09/29/16	Ironwood Pharmaceuticals, Inc.	52	—
USD FED OPEN less 0.30%	USD	DUB	29	09/29/16	LGI Homes, Inc.	—	5,500
USD FED OPEN less 0.30%	USD	DUB	5	09/29/16	Liberty Media Corp.	244	—
USD FED OPEN less 0.30%	USD	DUB	17	09/29/16	MercadoLibre, Inc.	—	635
USD FED OPEN less 0.30%	USD	DUB	15	09/29/16	MGIC Investment Corp.	3,517	—
USD FED OPEN less 0.30%	USD	DUB	7	09/29/16	Micron Technology, Inc.	811	—
USD FED OPEN less 0.30%	USD	DUB	23	09/29/16	Molina Healthcare, Inc.	—	128
USD FED OPEN less 0.30%	USD	DUB	2	09/29/16	Navistar International Corp.	911	—
USD FED OPEN less 0.30%	USD	DUB	17	09/29/16	NetSuite, Inc.	1,354	—
USD FED OPEN less 0.30%	USD	DUB	14	09/29/16	Nuance Communications, Inc.	880	—
USD FED OPEN less 0.30%	USD	DUB	25	09/29/16	NXP Semiconductors NV	—	1,006
USD FED OPEN less 0.30%	USD	DUB	61	09/29/16	Photronics, Inc.	—	8,585
USD FED OPEN less 0.30%	USD	DUB	11	09/29/16	PRA Group, Inc.	2,873	—
USD FED OPEN less 0.30%	USD	DUB	6	09/29/16	PTC Therapeutics, Inc.	—	296
USD FED OPEN less 0.30%	USD	DUB	17	09/29/16	Quidel Corp.	2,109	—
USD FED OPEN less 0.30%	USD	DUB	3	09/29/16	Redwood Trust, Inc.	66	—
USD FED OPEN less 0.30%	USD	DUB	36	09/29/16	Renewable Energy Group, Inc.	526	—
USD FED OPEN less 0.30%	USD	DUB	15	09/29/16	Restoration Hardware Holdings, Inc.	1,519	—
USD FED OPEN less 0.30%	USD	DUB	7	09/29/16	Starwood Waypoint Residential Trust	458	—
USD FED OPEN less 0.30%	USD	DUB	4	09/29/16	TiVo, Inc.	170	—
USD FED OPEN less 0.30%	USD	DUB	89	09/29/16	Trinity Industries, Inc.	10,256	—
USD FED OPEN less 0.30%	USD	DUB	15	09/29/16	United States Treasury Note,
					2.25% 11/15/25	14	—
USD FED OPEN less 0.30%	USD	DUB	48	09/29/16	Universal Corp./VA	—	4,375
USD FED OPEN less 0.30%	USD	DUB	22	09/29/16	Violin Memory, Inc.	17,283	—
USD FED OPEN less 0.30%	USD	DUB	12	09/29/16	Vitamin Shoppe, Inc.	—	729
USD FED OPEN less 0.30%	USD	DUB	18	09/29/16	Wabash National Corp.	—	944
USD FED OPEN less 0.30%	USD	DUB	19	09/29/16	WebMD Health Corp.	—	1,458
USD FED OPEN less 0.30%	USD	DUB	23	09/29/16	Workday, Inc.	—	490
USD FED OPEN less 0.30%	USD	DUB	22	09/29/16	Wright Medical Group NV	460	—
USD FED OPEN less 0.38%	USD	DUB	35	09/29/16	Vector Group, Ltd.	587	—

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Lazard Enhanced Opportunities Portfolio (concluded)

Total Return Swap Agreements open at December 31, 2015 (concluded):

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

USD FED OPEN less 0.85%	USD	DUB	20	09/29/16	BroadSoft, Inc.	$—	$1,575
USD FED OPEN less 2.50%	USD	DUB	2	09/29/16	PDL BioPharma, Inc.	690	—
USD FED OPEN less 3.00%	USD	DUB	39	09/29/16	AmTrust Financial Services, Inc.	1,219	—
USD FED OPEN less 3.00%	USD	DUB	70	09/29/16	Exelixis, Inc.	—	18,045
USD FED OPEN less 3.18%	USD	DUB	30	09/29/16	SunEdison, Inc.	—	4,324
USD FED OPEN less 4.00%	USD	DUB	5	09/29/16	Sequenom, Inc.	1,323	—
USD FED OPEN less 4.50%	USD	DUB	26	09/29/16	JAKKS Pacific, Inc.	54	—
USD FED OPEN less 8.25%	USD	DUB	40	09/29/16	Theravance, Inc.	18,048	—
USD FED OPEN less 15.15%	USD	DUB	7	09/29/16	Chesapeake Energy Corp.	2,290	—
USD FED OPEN less 18.50%	USD	DUB	25	09/29/16	SolarCity Corp.	—	5,036
USD FED OPEN less 44.00%	USD	DUB	33	09/29/16	Solazyme, Inc.	10,021	—
						127,051	63,911
Gross unrealized appreciation/depreciation on Total Return Swap Agreements						$171,406	$291,765

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Shares	Value

Lazard Fundamental Long/Short Portfolio

Common Stocks | 82.6%

Alcohol & Tobacco | 2.7%
Reynolds American, Inc. (f)	131,360	$6,062,264

Automotive | 2.5%
Delphi Automotive PLC (f)	65,015	5,573,736

Banking | 7.9%
Bank of America Corp. (f)	415,511	6,993,050
Signature Bank (a), (f)	56,169	8,614,640
SVB Financial Group (a), (f)	16,140	1,919,046
		17,526,736
Chemicals | 1.8%
Eastman Chemical Co. (f)	59,943	4,046,752

Commercial Services | 10.3%
Fidelity National Information Services, Inc. (f)	69,870	4,234,122
H&R Block, Inc. (f)	231,611	7,714,962
MDC Partners, Inc., Class A (f)	210,850	4,579,662
United Rentals, Inc. (a), (f)	86,573	6,280,006
		22,808,752
Computer Software & Services | 2.8%
Check Point Software Technologies, Ltd. (a), (f)	76,013	6,185,938

Financial Services | 10.8%
Intercontinental Exchange, Inc. (f)	23,472	6,014,935
MasterCard, Inc., Class A (f)	50,060	4,873,842
OneMain Holdings, Inc. (a), (f)	95,406	3,963,165
The Charles Schwab Corp. (f)	122,841	4,045,154
Visa, Inc., Class A (f)	64,739	5,020,509
		23,917,605
Food & Beverages | 3.0%
Kellogg Co. (f)	91,443	6,608,586

Health Services | 4.8%
Aetna, Inc. (f)	27,800	3,005,736
McKesson Corp. (f)	16,854	3,324,114
Quintiles Transnational Holdings, Inc. (a), (f)	61,562	4,226,847
		10,556,697
Internet Software & Services | 1.1%
Alphabet, Inc., Class C (a)	3,176	2,410,203
Description	Shares	Value

Insurance | 4.9%
Aon PLC (f)	45,856	$4,228,382
The Hartford Financial Services, Inc. (f)	151,723	6,593,881
		10,822,263
Leisure & Entertainment | 3.9%
Norwegian Cruise Line Holdings, Ltd. (a), (f)	76,069	4,457,643
The Madison Square Garden Co. Class A (a), (f)	26,205	4,239,969
		8,697,612
Manufacturing | 3.1%
Honeywell International, Inc. (f)	66,564	6,894,033

Medical Products | 2.4%
Natus Medical, Inc. (a), (f)	108,877	5,231,540

Pharmaceutical & Biotechnology | 10.5%
Bristol-Myers Squibb Co. (f)	66,620	4,582,790
Pfizer, Inc. (f)	266,260	8,594,873
Teva Pharmaceutical Industries, Ltd. Sponsored ADR (f)	78,755	5,169,478
Zoetis, Inc. (f)	102,074	4,891,386
		23,238,527
Retail | 6.9%
Advance Auto Parts, Inc. (f)	65,098	9,797,900
CVS Health Corp. (f)	56,273	5,501,811
		15,299,711
Semiconductors & Componentsl | 2.4%
Bruker Corp. (a), (f)	109,325	2,653,318
Maxim Integrated Products, Inc. (f)	70,322	2,672,236
		5,325,554
Transportation | 0.8%
Union Pacific Corp.	22,094	1,727,751

Total Common Stocks (Identified cost $179,663,272)		182,934,260

Short-Term Investment | 70.4%
State Street Institutional Treasury
Money Market Fund
(Identified cost $155,798,309)	155,798,309	155,798,309

Total Investments excluding
Securities Sold Short | 153.0%
(Identified cost $335,461,581)		338,732,569

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Shares	Value

Lazard Fundamental Long/Short Portfolio (continued)

Securities Sold Short | (54.0)%

Automotive | (0.8)%
Harley-Davidson, Inc.	(38,760)	$(1,759,316)

Banking | (6.7)%
BofI Holding, Inc. (a)	(58,200)	(1,225,110)
BOK Financial Corp.	(18,260)	(1,091,766)
Cullen/Frost Bankers, Inc.	(34,387)	(2,063,220)
Hancock Holding Co.	(87,500)	(2,202,375)
Texas Capital Bancshares, Inc. (a)	(44,008)	(2,174,875)
US Bancorp	(82,417)	(3,516,733)
Valley National Bancorp	(163,600)	(1,611,460)
Zions BanCorp.	(37,700)	(1,029,210)
		(14,914,749)
Commercial Services | (4.0)%
Fastenal Co.	(85,699)	(3,498,233)
MSC Industrial Direct Co., Inc., Class A	(47,309)	(2,662,078)
WW Grainger, Inc.	(13,763)	(2,788,246)
		(8,948,557)
Construction & Engineering | (0.6)%
KBR, Inc.	(75,469)	(1,276,935)

Financial Services | (6.3)%
Capital One Financial Corp.	(35,787)	(2,583,106)
Eaton Vance Corp.	(48,034)	(1,557,743)
Janus Capital Group, Inc.	(133,599)	(1,882,410)
Prudential Financial, Inc.	(26,503)	(2,157,609)
T Rowe Price Group, Inc.	(30,642)	(2,190,596)
The Goldman Sachs Group, Inc.	(12,033)	(2,168,708)
Waddell & Reed Financial, Inc., Class A	(51,544)	(1,477,251)
		(14,017,423)
Food & Beverages | (2.0)%
B&G Foods, Inc.	(48,401)	(1,695,003)
The Hain Celestial Group, Inc. (a)	(67,687)	(2,733,878)
		(4,428,881)
Forest & Paper Products | (1.9)%
Bemis Co., Inc.	(49,146)	(2,196,335)
Louisiana-Pacific Corp. (a)	(107,595)	(1,937,786)
		(4,134,121)
Health Services | (2.7)%
Air Methods Corp. (a)	(52,035)	(2,181,828)
Owens & Minor, Inc.	(74,174)	(2,668,780)
Zeltiq Aesthetics, Inc. (a)	(38,820)	(1,107,535)
		(5,958,143)
Description	Shares	Value

Insurance | (2.4)%
Genworth Financial, Inc., Class A (a)	(194,082)	$(723,926)
Lincoln National Corp.	(34,204)	(1,719,093)
The Travelers Cos., Inc.	(25,163)	(2,839,896)
		(5,282,915)
Leisure & Entertainment | (2.4)%
Brinker International, Inc.	(49,945)	(2,394,863)
Chipotle Mexican Grill, Inc. (a)	(2,150)	(1,031,677)
Jack in the Box, Inc.	(23,430)	(1,797,315)
		(5,223,855)
Manufacturing | (4.0)%
Caterpillar, Inc.	(27,761)	(1,886,638)
Corning, Inc.	(124,747)	(2,280,375)
Dover Corp.	(26,737)	(1,639,246)
Generac Holdings, Inc. (a)	(35,595)	(1,059,663)
Terex Corp.	(104,736)	(1,935,521)
		(8,801,443)
Medical Products | (1.0)%
Varian Medical Systems, Inc. (a)	(28,547)	(2,306,597)

Pharmaceutical & Biotechnology | (7.1)%
AbbVie, Inc.	(39,035)	(2,312,433)
Amgen, Inc.	(22,205)	(3,604,538)
Exact Sciences Corp. (a)	(142,720)	(1,317,306)
Illumina, Inc. (a)	(13,112)	(2,516,783)
Intrexon Corp. (a)	(37,660)	(1,135,449)
Novo Nordisk A/S Sponsored ADR	(42,680)	(2,478,854)
Zimmer Biomet Holdings, Inc.	(24,119)	(2,474,368)
		(15,839,731)
Retail | (7.5)%
Bed Bath & Beyond, Inc. (a)	(29,300)	(1,413,725)
Big Lots, Inc.	(72,261)	(2,784,939)
CarMax, Inc. (a)	(18,715)	(1,010,048)
Monro Muffler Brake, Inc.	(15,740)	(1,042,303)
Nordstrom, Inc.	(42,970)	(2,140,335)
PVH Corp.	(22,755)	(1,675,906)
Skechers U.S.A., Inc. Class A (a)	(44,685)	(1,349,934)
The Children’s Place, Inc.	(31,145)	(1,719,204)
The Gap, Inc.	(141,357)	(3,491,518)
		(16,627,912)
Semiconductors & Components | (1.5)%
Cavium, Inc. (a)	(28,409)	(1,866,756)
Linear Technology Corp.	(33,405)	(1,418,710)
		(3,285,466)

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Shares	Value

Lazard Fundamental Long/Short Portfolio (concluded)

Technology | (2.1)%
Amdocs, Ltd.	(43,271)	$(2,361,298)
Demandware, Inc. (a)	(21,210)	(1,144,704)
Paylocity Holding Corp. (a)	(27,325)	(1,108,029)
		(4,614,031)
Technology Hardware | (1.0)%
Cognex Corp.	(31,255)	(1,055,481)
Super Micro Computer, Inc. (a)	(47,050)	(1,153,197)
		(2,208,678)
Total Securities Sold Short
(Proceeds $125,941,673)		(119,628,753)
Description	Value

Total Investments | 99.0%
(Identified cost and short proceeds $209,519,908) (e)	$219,103,816

Cash and Other Assets in Excess of Liabilities | 1.0%	2,263,351

Net Assets | 100.0%	$221,367,167

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Shares	Value

Lazard Master Alternatives Portfolio

Common Stocks | 70.6%

Australia | 0.2%
Ainsworth Game Technology, Ltd.	9,160	$15,241
Spotless Group Holdings, Ltd.	31,229	24,395
		39,636
Belgium | 2.4%
Anheuser-Busch InBev SA/NV (f)	621	76,709
Delhaize Group	912	88,836
KBC Groep NV (f)	2,177	136,119
Mobistar SA (a)	1,908	46,267
Solvay SA	661	70,243
		418,174
Brazil | 1.6%
Ambev SA	10,000	44,777
BB Seguridade Participacoes SA	8,100	49,535
BM&FBovespa SA	7,200	19,698
Braskem SA A Shares	5,800	39,392
CETIP SA - Mercados Organizados	1,800	16,999
Grupo BTG Pactual SA	1,900	7,166
Itausa - Investimentos Itau SA	26,500	45,959
JBS SA	5,000	15,603
Lojas Renner SA	10,000	43,031
		282,160
Canada | 0.2%
Encana Corp.	3,414	17,377
Freehold Royalties, Ltd.	1,700	13,343
		30,720
Chile | 0.4%
Cia Cervecerias Unidas SA Sponsored ADR	1,700	36,822
Enersis SA Sponsored ADR	2,900	35,235
		72,057
China | 2.5%
Boer Power Holdings, Ltd.	11,000	19,783
China Construction Bank Corp., Class H	24,000	16,293
China Lesso Group Holdings, Ltd.	25,000	17,330
China Lodging Group, Ltd. Sponsored ADR (f)	900	28,134
China Overseas Land & Investment, Ltd. (f)	10,000	34,593
China Telecom Corp., Ltd. Class H	42,000	19,561
Chongqing Rural Commercial Bank Co., Ltd., Class H	19,000	11,441
CNOOC, Ltd.	15,000	15,418

Description	Shares	Value

Great Wall Motor Co., Ltd. Class H	14,500	$16,821
Huadian Power International Corp., Ltd. Class H	22,000	14,292
Huaneng Power International, Inc. Class H	18,000	15,456
Longfor Properties Co., Ltd.	8,500	12,608
Mindray Medical International, Ltd. ADR	500	13,560
New China Life Insurance Co., Ltd. Class H	3,000	12,583
New Oriental Education & Technology Group, Inc. Sponsored ADR	300	9,411
PICC Property & Casualty Co., Ltd., Class H	12,000	23,653
Shenzhou International Group Holdings, Ltd.	2,000	11,441
Sunny Optical Technology Group Co., Ltd. (f)	11,000	25,132
TAL Education Group ADR (a)	300	13,941
The People’s Insurance Co. Group of China, Ltd., Class H	24,000	11,658
Tianneng Power International, Ltd. (a)	18,000	15,059
Tong Ren Tang Technologies Co., Ltd. Class H	8,000	13,009
TravelSky Technology, Ltd. Class H	14,000	22,974
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	9,600	18,313
Zhejiang Expressway Co., Ltd., Class H	14,000	16,780
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,500	8,652
		437,896
Colombia | 0.1%
Almacenes Exito SA	3,858	16,409

Denmark | 1.4%
Carlsberg A/S, Class B (f)	1,388	122,720
Pandora A/S (f)	940	118,613
		241,333
Egypt | 0.2%
Commercial International Bank Egypt SAE GDR	5,890	25,335

Finland | 1.5%
Nokia Oyj	12,746	90,739
Nokian Renkaat Oyj (f)	1,252	44,471
Sampo Oyj, A Shares (f)	1,285	65,132
Stora Enso Oyj, R Shares	7,323	65,856
		266,198

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Shares	Value

Lazard Master Alternatives Portfolio (continued)

France | 5.9%
Alstom SA (a), (f)	1,592	$48,653
Amundi SA (a)	1,375	64,523
Cap Gemini SA (f)	1,246	115,290
Dassault Aviation SA	40	49,762
Edenred	2,387	44,974
Eiffage SA (f)	1,460	94,155
Elior	3,255	68,167
Peugeot SA (a)	2,590	45,413
Sanofi (f)	1,088	92,835
Societe Television Francaise 1 (f)	10,947	121,739
Veolia Environnement SA	3,733	88,484
Vinci SA (f)	1,761	112,931
Zodiac Aerospace	3,054	72,793
		1,019,719
Germany | 3.1%
Covestro AG (a)	1,820	66,079
Deutsche Telekom AG	5,078	91,880
Fresenius SE & Co. KGaA	653	46,695
GEA Group AG	2,190	88,249
LEG Immobilien AG (f)	608	49,903
Metro AG	2,220	70,856
RTL Group SA	359	30,006
Talanx AG (f)	1,529	47,271
Zalando SE (a)	1,183	46,733
		537,672
Greece | 0.1%
Motor Oil (Hellas) Corinth Refineries SA	967	10,442
Tsakos Energy Navigation, Ltd.	1,300	10,296
		20,738
Hong Kong | 0.9%
China Everbright, Ltd. (f)	10,000	22,803
China High Speed Transmission Equipment Group Co., Ltd. (a)	23,000	18,383
China Mobile, Ltd.	1,000	11,207
China Power International Development, Ltd.	18,000	10,365
China Resources Land, Ltd.	4,000	11,537
China Resources Power Holdings Co., Ltd.	6,000	11,534
China Unicom Hong Kong, Ltd.	24,000	29,134
Shimao Property Holdings, Ltd.	7,000	12,350
Sino Biopharmaceutical, Ltd.	24,000	21,634
Tongda Group Holdings, Ltd.	60,000	10,527
		159,474

Description	Shares	Value

Hungary | 0.4%
MOL Hungarian Oil & Gas Nyrt.	722	$35,454
Richter Gedeon Nyrt.	1,826	34,567
		70,021
India | 0.3%
Dr Reddy’s Laboratories, Ltd. ADR	500	23,145
Infosys, Ltd. Sponsored ADR	1,300	21,775
		44,920
Ireland | 1.6%
Bank of Ireland (a)	361,879	132,900
CRH PLC (f)	2,693	77,842
Kerry Group PLC, Class A	419	34,925
Permanent TSB Group Holdings PLC (a)	5,929	29,608
		275,275
Israel | 1.5%
Check Point Software Technologies, Ltd. (a), (f)	1,245	101,318
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	2,313	151,825
		253,143
Italy | 1.5%
Atlantia SpA (f)	3,490	92,437
Azimut Holding SpA (f)	1,873	46,239
Banca Popolare di Milano Scarl	17,117	16,860
Banco Popolare SC (a)	1,127	15,454
Davide Campari-Milano SpA (f)	5,162	44,447
Snam SpA	8,975	46,936
		262,373
Japan | 7.3%
Asahi Kasei Corp.	4,000	27,072
Daiwa House Industry Co., Ltd. (f)	3,500	100,347
FANUC Corp.	200	34,478
Gulliver International Co., Ltd. (f)	3,300	32,738
Hitachi, Ltd.	2,000	11,315
Hulic Co., Ltd.	3,400	29,822
JAFCO Co., Ltd. (f)	1,300	50,705
Keyence Corp. (f)	100	54,885
LIXIL Group Corp. (f)	1,100	24,413
Makita Corp. (f)	600	34,482
Mitsubishi Corp.	700	11,629
Mitsubishi UFJ Financial Group, Inc. (f)	8,000	49,511
Mizuho Financial Group, Inc.	29,300	58,490
Nidec Corp. (f)	400	28,953
Nintendo Co., Ltd. (f)	100	13,766
Nippon Steel & Sumitomo Metal Corp.	600	11,881
Nippon Yusen Kabushiki Kaisha	5,000	12,119

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Shares	Value

Lazard Master Alternatives Portfolio (continued)

Nissan Chemical Industries, Ltd. (f)	1,500	$34,058
Nitto Denko Corp. (f)	600	43,767
Nomura Holdings, Inc. (f)	8,700	48,352
ORIX Corp. (f)	3,600	50,501
Rinnai Corp.	200	17,707
SCREEN Holdings Co., Ltd. (f)	5,000	36,848
Shin-Etsu Chemical Co., Ltd. (f)	500	27,158
Sony Corp. (f)	1,800	44,097
Sumitomo Mitsui Financial Group, Inc. (f)	1,300	49,039
Sumitomo Mitsui Trust Holdings, Inc. (f)	13,000	49,079
Taisei Corp. (f)	10,000	65,882
Takashimaya Co., Ltd. (f)	3,000	26,995
The Dai-ichi Life Insurance Co., Ltd. (f)	2,600	43,141
The Kansai Electric Power Co., Inc. (a), (f)	2,200	26,323
Tokyo Tatemono Co., Ltd. (f)	3,000	32,618
Tokyu Fudosan Holdings Corp. (f)	6,300	39,421
Toshiba Corp. (a)	8,000	16,417
Ube Industries, Ltd.	9,000	18,995
		1,257,004
Malaysia | 2.2%
Astro Malaysia Holdings Berhad	14,600	9,374
Berjaya Auto Berhad	22,120	11,027
Inari Amertron Berhad	28,500	30,395
KLCCP Stapled Group	6,300	10,345
Kossan Rubber Industries Berhad	10,700	23,168
MISC Berhad	10,200	22,222
My EG Services Berhad	50,700	50,992
Petronas Dagangan Berhad	2,000	11,579
Sunway Construction Group Berhad (a)	77,800	25,336
Tenaga Nasional Berhad	19,300	59,756
Top Glove Corp. Berhad	21,800	68,933
VS Industry Berhad	63,100	23,051
Westports Holdings Berhad	34,400	32,987
		379,165
Mexico | 1.7%
Controladora Vuela Cia de Aviacion SAB de CV ADR (a)	2,901	49,781
Gentera SAB de CV	26,400	50,780
Gruma SAB de CV, Class B	1,300	18,290
Grupo Aeromexico SAB de CV (a)	6,500	14,977
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	1,300	11,483

Description	Shares	Value

Grupo Aeroportuario del Sureste SAB de CV, B Shares	1,085	$15,371
Grupo Lala SAB de CV	8,600	19,900
Industrias Bachoco SAB de CV, Series B	4,600	18,697
Kimberly-Clark de Mexico SAB de CV, Series A	4,600	10,732
Nemak SAB de CV	16,100	21,776
Promotora y Operadora de Infraestructura SAB de CV (a)	5,500	64,757
		296,544
Netherlands | 2.2%
ABN AMRO Group NV	6,501	146,033
Euronext NV	302	15,444
GrandVision NV	2,401	72,048
ING Groep NV	4,607	62,015
Wolters Kluwer NV (f)	2,721	91,169
		386,709
Norway | 0.1%
Europris ASA	2,767	13,393

Philippines | 0.6%
Cebu Air, Inc.	6,030	10,545
Globe Telecom, Inc.	880	34,574
JG Summit Holdings, Inc.	14,610	22,664
Megaworld Corp.	313,000	28,195
		95,978
Poland | 0.4%
Enea SA	4,608	13,237
Energa SA	3,748	12,056
Polski Koncern Naftowy Orlen SA	942	16,185
Polskie Gornictwo Naftowe i Gazownictwo SA	18,211	23,816
		65,294
Russia | 0.4%
Lukoil PJSC Sponsored ADR	438	14,033
Magnitogorsk Iron & Steel Works OJSC Sponsored GDR	2,385	7,927
Novolipetsk Steel OJSC GDR	1,221	10,391
Severstal PAO GDR	1,830	15,276
Tatneft PAO Sponsored ADR	517	13,582
		61,209
Singapore | 0.3%
DBS Group Holdings, Ltd.	4,200	49,171

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Shares	Value

Lazard Master Alternatives Portfolio (continued)

South Africa | 3.2%
AECI, Ltd.	2,464	$14,060
Astral Foods, Ltd.	2,508	18,786
AVI, Ltd.	8,344	41,726
Barclays Africa Group, Ltd.	2,013	18,632
Capitec Bank Holdings, Ltd.	1,108	38,538
Clicks Group, Ltd.	8,053	46,278
Exxaro Resources, Ltd.	4,787	13,536
FirstRand, Ltd.	18,518	50,519
Gold Fields, Ltd. Sponsored ADR	5,000	13,850
JSE, Ltd.	2,204	18,198
Liberty Holdings, Ltd.	6,137	45,682
Life Healthcare Group Holdings, Ltd.	5,306	11,980
Mr. Price Group, Ltd.	2,913	37,560
Nampak, Ltd.	19,447	31,180
Pioneer Foods Group, Ltd.	982	10,083
Santam, Ltd.	1,088	13,346
Sasol, Ltd.	2,063	55,573
The SPAR Group, Ltd.	939	11,158
Truworths International, Ltd.	4,047	23,804
Vodacom Group, Ltd.	2,457	24,183
Wilson Bayly Holmes-Ovcon, Ltd.	2,430	17,821
		556,493
Spain | 0.4%
Telefonica SA	6,080	67,109

Sweden | 0.8%
Assa Abloy AB, Class B	3,225	67,547
Swedbank AB, A Shares	2,829	62,131
		129,678
Switzerland | 1.6%
Actelion, Ltd. (f)	227	31,235
Adecco SA (f)	693	47,584
Dufry AG (a)	380	45,071
Novartis AG (f)	1,781	152,233
		276,123
Taiwan | 0.5%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	3,900	88,725

Turkey | 0.7%
Eregli Demir ve Celik Fabrikalari TAS	15,087	15,708
Soda Sanayii AS	15,682	22,742

Description	Shares	Value

TAV Havalimanlari Holding AS	5,834	$36,384
Turk Hava Yollari AO (a)	4,403	11,150
Turk Telekomunikasyon AS	15,943	29,822
		115,806
United Kingdom | 5.2%
Aon PLC (f)	752	69,342
ARM Holdings PLC	4,405	66,518
Ashtead Group PLC	4,016	66,082
Associated British Foods PLC (f)	605	29,780
AstraZeneca PLC (f)	482	32,588
British American Tobacco PLC (f)	2,016	111,967
Compass Group PLC	2,580	44,654
Delphi Automotive PLC (f)	1,066	91,388
International Consolidated Airlines Group SA	5,125	45,740
Premier Oil PLC (a)	12,117	8,642
Prudential PLC (f)	5,697	127,544
Rio Tinto PLC	1,630	47,503
Royal Dutch Shell PLC, A Shares	1,531	35,073
Shire PLC (f)	908	62,229
Spire Healthcare Group PLC	2,800	12,902
Wolseley PLC	815	44,302
		896,254
United States | 17.2%
Advance Auto Parts, Inc. (f)	1,067	160,594
Aetna, Inc. (f)	455	49,195
Alphabet, Inc., Class C (a), (f)	52	39,462
Bank of America Corp. (f)	6,800	114,444
Bristol-Myers Squibb Co. (f)	1,093	75,188
Bruker Corp. (a), (f)	1,786	43,346
CVS Health Corp. (f)	923	90,242
Eastman Chemical Co. (f)	984	66,430
eBay, Inc. (a), (f)	944	25,941
Fidelity National Information Services, Inc. (f)	1,142	69,205
Greatbatch, Inc. (a), (f)	262	13,755
H&R Block, Inc. (f)	3,795	126,411
Halliburton Co.	847	28,832
Honeywell International, Inc. (f)	1,090	112,891
Intercontinental Exchange, Inc. (f)	385	98,660
Kellogg Co. (f)	1,920	138,758
MasterCard, Inc., Class A (f)	1,447	140,880
Maxim Integrated Products, Inc. (f)	1,151	43,738
McKesson Corp. (f)	276	54,436
MDC Partners, Inc., Class A (f)	3,446	74,847
Natus Medical, Inc. (a), (f)	1,780	85,529

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Shares	Value

Lazard Master Alternatives Portfolio (continued)

Norwegian Cruise Line Holdings, Ltd. (a), (f)	1,244	$72,898
OneMain Holdings, Inc. (a), (f)	1,561	64,844
Pfizer, Inc. (f)	4,366	140,935
Quintiles Transnational Holdings, Inc. (a), (f)	1,010	69,347
Reynolds American, Inc. (f)	2,148	99,130
Signature Bank (a), (f)	919	140,947
SVB Financial Group (a), (f)	263	31,271
The Charles Schwab Corp. (f)	2,017	66,420
The Hartford Financial Services Group, Inc. (f)	2,482	107,868
The J.M. Smucker Co. (f)	280	34,535
The Madison Square Garden Co. Class A (a), (f)	429	69,412
Union Pacific Corp. (f)	597	46,685
United Rentals, Inc. (a), (f)	1,418	102,862
United Therapeutics Corp. (a), (f)	262	41,032
Visa, Inc., Class A (f)	1,059	82,125
Zoetis, Inc. (f)	2,945	141,124
		2,964,219
Total Common Stocks (Identified cost $12,404,239)		12,172,127

Exchange-Traded Funds | 1.0%

France | 0.3%
Lyxor ETF STOXX Europe 600 Basic Resources	1,951	57,051

United States | 0.7%
iShares MSCI Brazil Capped ETF	5,758	119,076

Total Exchange-Traded Funds (Identified cost $190,434)		176,127

Warrant | 0.0%

Malaysia | 0.0%
VS Industry Berhad Expires 06/01/19 (g) (Identified cost $0)	15,775	0

Description	Shares	Value

Short-Term Investment | 24.2%
State Street Institutional Treasury Money Market Fund (Identified cost $4,172,131)	4,172,131	$4,172,131

Total Investments excluding Securities Sold Short | 95.8% (Identified cost $16,766,804)		16,520,385

Securities Sold Short | (22.6)%

Common Stocks | (21.0)%

Australia | (0.3)%
Commonwealth Bank of Australia	(427)	(26,381)
Insurance Australia Group, Ltd.	(6,205)	(24,929)
		(51,310)
Denmark | (0.4)%
Coloplast AS, Class B	(275)	(22,197)
Novo Nordisk A/S Sponsored ADR	(699)	(40,598)
		(62,795)
Finland | (0.3)%
Metso Oyj	(625)	(13,917)
Wartsila Oyj Abp	(994)	(45,074)
		(58,991)
France | (1.1)%
Airbus Group SE	(1,398)	(93,867)
Metropole Television SA	(2,634)	(45,286)
Technip SA	(875)	(43,221)
		(182,374)
Germany | (1.1)%
BASF SE	(878)	(67,123)
Deutsche Lufthansa AG (a)	(1,716)	(27,099)
Deutsche Post AG	(2,100)	(59,139)
Hannover Rueck SE	(306)	(35,073)
		(188,434)
Japan | (2.0)%
Eisai Co., Ltd.	(300)	(19,831)
Ezaki Glico Co., Ltd.	(300)	(16,198)
Hirose Electric Co., Ltd.	(100)	(12,086)
Hitachi Construction Machinery Co., Ltd.	(1,300)	(20,240)
House Foods Group, Inc.	(600)	(11,829)
Ibiden Co., Ltd.	(700)	(10,025)
Japan Display, Inc. (a)	(6,000)	(17,347)

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Shares	Value

Lazard Master Alternatives Portfolio (continued)

Kaneka Corp.	(3,000)	$(31,193)
Kewpie Corp.	(700)	(17,245)
Kikkoman Corp.	(1,000)	(34,610)
Kuraray Co., Ltd.	(400)	(4,837)
Kyocera Corp.	(100)	(4,635)
MEIJI Holdings Co., Ltd.	(200)	(16,491)
Ono Pharmaceutical Co., Ltd.	(200)	(35,547)
Ryosan Co., Ltd.	(200)	(5,130)
Shionogi & Co., Ltd.	(700)	(31,646)
Sysmex Corp.	(400)	(25,582)
Taiyo Yuden Co., Ltd.	(1,100)	(15,204)
Yakult Honsha Co., Ltd.	(200)	(9,782)
Yaskawa Electric Corp.	(700)	(9,527)
		(348,985)
Spain | (0.3)%
Distribuidora Internacional de Alimentacion SA	(9,502)	(55,825)

Sweden | (0.8)%
Atlas Copco AB, A Shares	(1,831)	(44,606)
Elekta AB, B Shares	(5,187)	(44,155)
Getinge AB, B Shares	(936)	(24,359)
Hexagon AB, B Shares	(628)	(23,266)
		(136,386)
Switzerland | (0.6)%
ABB, Ltd.	(2,499)	(44,357)
LafargeHolcim, Ltd.	(1,334)	(66,844)
		(111,201)
United Kingdom | (1.1)%
Barratt Developments PLC	(3,316)	(30,387)
Berkeley Group Holdings PLC	(313)	(17,008)
Burberry Group PLC	(1,149)	(20,210)
Sky PLC	(4,030)	(65,935)
Taylor Wimpey PLC	(5,102)	(15,235)
William Hill PLC	(5,479)	(31,973)
		(180,748)
United States | (13.0)%
AbbVie, Inc.	(1,158)	(68,600)
Air Methods Corp. (a)	(855)	(35,850)
Amdocs, Ltd.	(706)	(38,526)
Amgen, Inc.	(582)	(94,476)
B&G Foods, Inc.	(2,047)	(71,686)
Bed Bath & Beyond, Inc. (a)	(478)	(23,063)

Description	Shares	Value

Bemis Co., Inc.	(807)	$(36,065)
Big Lots, Inc.	(1,183)	(45,593)
BofI Holding, Inc. (a)	(950)	(19,997)
BOK Financial Corp.	(610)	(36,472)
Brinker International, Inc.	(821)	(39,367)
Capital One Financial Corp.	(587)	(42,370)
CarMax, Inc. (a)	(305)	(16,461)
Caterpillar, Inc.	(453)	(30,786)
Cavium, Inc. (a)	(465)	(30,555)
Chipotle Mexican Grill, Inc. (a)	(35)	(16,795)
Cognex Corp.	(510)	(17,223)
Corning, Inc.	(2,046)	(37,401)
Cullen/Frost Bankers, Inc.	(910)	(54,600)
Demandware, Inc. (a)	(350)	(18,889)
Dover Corp.	(677)	(41,507)
Eaton Vance Corp.	(787)	(25,522)
Exact Sciences Corp. (a)	(2,353)	(21,718)
Fastenal Co.	(1,404)	(57,311)
Generac Holdings, Inc. (a)	(580)	(17,267)
Genworth Financial, Inc., Class A (a)	(3,198)	(11,929)
Hancock Holding Co.	(1,433)	(36,069)
Harley-Davidson, Inc.	(631)	(28,641)
Illumina, Inc. (a)	(380)	(72,939)
Intrexon Corp. (a)	(614)	(18,512)
Jack in the Box, Inc.	(384)	(29,457)
Janus Capital Group, Inc.	(2,198)	(30,970)
KBR, Inc.	(1,245)	(21,065)
Lincoln National Corp.	(557)	(27,995)
Linear Technology Corp.	(545)	(23,146)
Louisiana-Pacific Corp. (a)	(1,770)	(31,878)
Monro Muffler Brake, Inc.	(260)	(17,217)
MSC Industrial Direct Co., Inc., Class A	(772)	(43,440)
NETGEAR, Inc. (a)	(515)	(21,584)
Nordstrom, Inc.	(705)	(35,116)
Owens & Minor, Inc.	(1,213)	(43,644)
Paylocity Holding Corp. (a)	(450)	(18,247)
Prudential Financial, Inc.	(436)	(35,495)
PVH Corp.	(381)	(28,061)
Skechers U.S.A., Inc. Class A (a)	(732)	(22,114)
Super Micro Computer, Inc. (a)	(775)	(18,995)
T Rowe Price Group, Inc.	(504)	(36,031)
Terex Corp.	(2,435)	(44,999)
Texas Capital Bancshares, Inc. (a)	(1,166)	(57,624)
The Children’s Place, Inc.	(512)	(28,262)
The Gap, Inc.	(2,313)	(57,131)
The Goldman Sachs Group, Inc.	(198)	(35,686)

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Shares	Value

Lazard Master Alternatives Portfolio (continued)

The Hain Celestial Group, Inc. (a)	(1,111)	$(44,873)
The Travelers Cos., Inc.	(413)	(46,611)
Under Armour, Inc., Class A (a)	(352)	(28,375)
US Bancorp	(1,348)	(57,519)
Valley National Bancorp	(2,671)	(26,309)
Varian Medical Systems, Inc. (a)	(655)	(52,924)
Waddell & Reed Financial, Inc., Class A	(848)	(24,304)
WW Grainger, Inc.	(225)	(45,583)
Zeltiq Aesthetics, Inc. (a)	(640)	(18,259)
Zimmer Biomet Holdings, Inc.	(394)	(40,420)
Zions BanCorp.	(1,275)	(34,807)
		(2,234,331)
Total Common Stocks (Proceeds $3,686,146)		(3,611,380)
Description	Shares	Value

Exchange-Traded Funds | (1.6)%

United States | (1.6)%
iShares Nasdaq Biotechnology ETF	(188)	$(63,606)
SPDR S&P 500 ETF Trust	(1,061)	(216,327)

Total Exchange-Traded Funds (Proceeds $273,233)		(279,933)

Total Securities Sold Short (Proceeds $3,959,379)		(3,891,313)

Total Investments | 73.2%
(Identified cost and short proceeds $12,807,425) (e), (h)		$12,629,072

Cash and Other Assets in Excess of Liabilities | 26.8%		4,617,264

Net Assets | 100.0%		$17,246,336

Forward Currency Contracts open at December 31, 2015:
				Cost
		Settlement		on Origination	Unrealized	Unrealized
Currency	Counterparty	Date	Quantity	Date^	Appreciation	Depreciation

Forward Currency Purchase Contracts
AUD	SSB	02/18/16	6,258	4,564	$—	$14
AUD	SSB	02/18/16	8,648	6,209	79	—
AUD	SSB	02/18/16	37,723	27,095	334	—
AUD	SSB	02/18/16	55,420	39,778	519	—
AUD	SSB	02/18/16	114,638	83,794	—	438
CAD	SSB	02/18/16	16,921	12,647	—	416
CAD	SSB	02/18/16	31,675	23,346	—	452
DKK	SSB	02/18/16	83,643	12,096	100	—
DKK	SSB	02/18/16	240,680	35,338	—	245
EUR	SSB	02/18/16	1,847	2,014	—	5
EUR	SSB	02/18/16	12,775	13,984	—	86
EUR	SSB	02/18/16	45,533	49,857	—	320
EUR	SSB	02/18/16	55,359	60,697	—	470
EUR	SSB	02/18/16	63,103	66,807	1,845	—
EUR	SSB	02/18/16	140,706	154,738	—	1,659
EUR	SSB	02/18/16	212,942	226,102	5,564	—
GBP	SSB	02/18/16	16,555	25,000	—	592
HKD	SSB	02/18/16	61,900	7,990	—	—
HKD	SSB	02/18/16	277,608	35,831	3	—

The accompanying notes are an integral part of these financial statements.

28   Annual Report

Lazard Master Alternatives Portfolio (continued)

Forward Currency Contracts open at December 31, 2015 (continued):

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
JPY	SSB	02/18/16	195,241	1,595	$31	$—
JPY	SSB	02/18/16	552,875	4,545	59	—
JPY	SSB	02/18/16	1,577,005	12,903	229	—
JPY	SSB	02/18/16	4,166,727	33,917	781	—
JPY	SSB	02/18/16	4,805,052	39,741	272	—
JPY	SSB	02/18/16	6,608,552	55,000	32	—
JPY	SSB	02/18/16	8,153,727	66,381	1,518	—
NOK	SSB	02/18/16	18,282	2,146	—	82
NOK	SSB	02/18/16	64,267	7,314	—	57
NOK	SSB	02/18/16	326,011	37,398	—	584
SEK	SSB	02/18/16	80,073	9,459	39	—
SEK	SSB	02/18/16	206,189	24,434	23	—
SGD	SSB	02/18/16	19,516	13,954	—	210
Total Forward Currency Purchase Contracts					$11,428	$5,630

Forward Currency Sale Contracts
AUD	SSB	02/18/16	206,174	145,715	$—	$4,198
CAD	SSB	02/18/16	69,356	52,063	1,934	—
CHF	SSB	02/18/16	2,984	2,989	4	—
CHF	SSB	02/18/16	12,796	12,841	42	—
CHF	SSB	02/18/16	59,450	60,281	816	—
CHF	SSB	02/18/16	62,556	63,069	496	—
DKK	SSB	02/18/16	174,483	25,574	133	—
DKK	SSB	02/18/16	208,693	30,648	219	—
EUR	SSB	02/18/16	19,999	21,374	—	384
EUR	SSB	02/18/16	34,660	37,979	271	—
EUR	SSB	02/18/16	44,847	49,219	428	—
EUR	SSB	02/18/16	69,290	75,817	434	—
EUR	SSB	02/18/16	97,962	106,662	86	—
EUR	SSB	02/18/16	129,673	140,960	—	115
EUR	SSB	02/18/16	141,970	150,555	—	3,899
EUR	SSB	02/18/16	945,155	1,018,622	—	9,642
EUR	SSB	02/18/16	4,262,811	4,537,029	—	100,619
GBP	SSB	02/18/16	8,180	12,297	237	—
GBP	SSB	02/18/16	66,520	101,130	3,057	—
HKD	SSB	02/18/16	339,508	43,821	—	2
JPY	SSB	02/18/16	824,970	6,741	—	129
JPY	SSB	02/18/16	1,524,959	12,682	—	17
JPY	SSB	02/18/16	2,299,116	19,110	—	36
JPY	SSB	02/18/16	12,824,812	104,404	—	2,393
JPY	SSB	02/18/16	26,307,305	214,506	—	4,565

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Lazard Master Alternatives Portfolio (continued)

Forward Currency Contracts open at December 31, 2015 (concluded):

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
JPY	SSB	02/18/16	182,017,712	1,483,861	$—	$31,866
NOK	SSB	02/18/16	131,006	15,069	275	—
NOK	SSB	02/18/16	396,639	45,545	755	—
PHP	SSB	02/18/16	139,949	2,955	—	15
PHP	SSB	02/18/16	1,312,000	27,691	—	149
SEK	SSB	02/18/16	412,285	47,816	—	1,087
SGD	SSB	02/18/16	89,550	62,860	—	204
ZAR	SSB	02/18/16	521,180	35,694	2,263	—
Total Forward Currency Sale Contracts					11,450	159,320
Gross unrealized appreciation/depreciation on Forward Currency
Purchase and Sale Contracts					$22,878	$164,950

^ In USD unless otherwise indicated.

Total Return Swap Agreements open at December 31, 2015:

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month USD LIBOR plus 1.00%	AED	DUB	29	04/06/16	Abu Dhabi Commercial Bank PJSC	$—	$4,013
1 Month USD LIBOR plus 1.00%	IDR	DUB	14	04/05/16	Gudang Garam Tbk PT	1,979	—
1 Month USD LIBOR plus 1.00%	IDR	DUB	30	04/05/16	Pakuwon Jati Tbk PT	5,621	—
1 Month USD LIBOR plus 1.00%	IDR	DUB	34	04/05/16	Telekomunikasi Indonesia Persero Tbk PT	5,404	—
1 Month USD LIBOR plus 1.00%	IDR	DUB	25	04/05/16	United Tractors Tbk PT	599	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	12	04/06/16	Amorepacific Corp.	1,812	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	16	04/06/16	BGF Retail Co., Ltd.	6,994	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	10	04/06/16	BNK Financial Group, Inc.	—	4,032
1 Month USD LIBOR plus 1.00%	KRW	DUB	17	04/06/16	CJ CGV Co., Ltd.	12,462	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	20	04/06/16	Com2uSCorp.	—	3,389
1 Month USD LIBOR plus 1.00%	KRW	DUB	23	04/06/16	Daishin Securities Co., Ltd.	1,151	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	34	04/06/16	Dongbu Insurance Co., Ltd.	10,707	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	25	04/06/16	GS Retail Co., Ltd.	—	2,469
1 Month USD LIBOR plus 1.00%	KRW	DUB	9	04/06/16	Hancom, Inc.	1,756	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	16	04/06/16	Hanjin Transportation Co., Ltd.	—	3,701
1 Month USD LIBOR plus 1.00%	KRW	DUB	15	04/06/16	Hansol Chemical Co., Ltd.	1,614	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	16	04/06/16	Huons Co., Ltd.	—	1,742
1 Month USD LIBOR plus 1.00%	KRW	DUB	26	04/06/16	Hyosung Corp.	—	2,676
1 Month USD LIBOR plus 1.00%	KRW	DUB	17	04/06/16	Hyundai Elevator Co., Ltd.	—	5,035
1 Month USD LIBOR plus 1.00%	KRW	DUB	17	04/06/16	IS Dongseo Co., Ltd.	—	2,480

The accompanying notes are an integral part of these financial statements.

30   Annual Report

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at December 31, 2015 (continued):

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month USD LIBOR plus 1.00%	KRW	DUB	23	04/06/16	KEPCO Plant Service & Engineering Co., Ltd.	$—	$3,317
1 Month USD LIBOR plus 1.00%	KRW	DUB	25	04/06/16	KIWOOM Securities Co., Ltd.	1,811	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	17	04/06/16	Korea Aerospace Industries, Ltd.	4,534	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	73	04/06/16	Korea Electric Power Corp.	2,306	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	16	04/06/16	Korea Petrochemical Ind. Co., Ltd.	6,541	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	11	04/06/16	KT Skylife Co., Ltd.	19	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	24	04/06/16	KT&G Corp.	—	535
1 Month USD LIBOR plus 1.00%	KRW	DUB	35	04/06/16	Kwang Dong Pharmaceutical Co., Ltd.	—	9,270
1 Month USD LIBOR plus 1.00%	KRW	DUB	14	04/06/16	LG Display Co., Ltd.	—	3,712
1 Month USD LIBOR plus 1.00%	KRW	DUB	18	04/06/16	LG Innotek Co., Ltd.	—	3,660
1 Month USD LIBOR plus 1.00%	KRW	DUB	11	04/06/16	LG Life Sciences Ltd.	—	911
1 Month USD LIBOR plus 1.00%	KRW	DUB	13	04/06/16	LG Uplus Corp.	—	1,443
1 Month USD LIBOR plus 1.00%	KRW	DUB	21	04/06/16	Lotte Chemical Corp.	—	60
1 Month USD LIBOR plus 1.00%	KRW	DUB	12	04/06/16	Medy-tox, Inc.	3,290	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	11	04/06/16	Pulmuone Co., Ltd.	936	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	10	04/06/16	Samsung Fire & Marine Insurance Co., Ltd.	1,586	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	12	04/06/16	SK Telecom Co., Ltd.	—	3,211
1 Month USD LIBOR plus 1.00%	KRW	DUB	11	04/06/16	Soulbrain Co., Ltd.	844	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	16	04/06/16	Tongyang Life Insurance Co., Ltd.	—	2,679
1 Month USD LIBOR plus 1.00%	KRW	DUB	16	04/06/16	Wonik IPS Co., Ltd.	446	—
1 Month USD LIBOR plus 1.00%	KRW	DUB	20	04/06/16	Woori Bank	—	1,752
1 Month USD LIBOR plus 1.00%	THB	DUB	14	04/05/16	Airports of Thailand PCL	—	947
1 Month USD LIBOR plus 1.00%	THB	DUB	42	04/05/16	Bumrungrad Hospital PCL	6,690	—
1 Month USD LIBOR plus 1.00%	THB	DUB	33	04/05/16	Delta Electronics Thailand PCL	—	4,016
1 Month USD LIBOR plus 1.00%	THB	DUB	18	04/05/16	KCE Electronics PCL	3,755	—
1 Month USD LIBOR plus 1.00%	THB	DUB	20	04/05/16	Major Cineplex Group PCL	—	941
1 Month USD LIBOR plus 1.00%	THB	DUB	24	04/05/16	Pruksa Real Estate PCL	—	2,868
1 Month USD LIBOR plus 1.00%	THB	DUB	24	04/05/16	Srisawad Power 1979 PCL	—	222
1 Month USD LIBOR plus 1.00%	THB	DUB	54	04/05/16	The Siam Cement PCL	—	2,988
1 Month USD LIBOR plus 1.00%	THB	DUB	29	04/05/16	Tipco Asphalt PCL	18,464	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	15	04/06/16	Advanced Ceramic X Corp.	—	1,713
1 Month USD LIBOR plus 1.00%	TWD	DUB	39	04/06/16	Catcher Technology Co., Ltd.	—	5,205
1 Month USD LIBOR plus 1.00%	TWD	DUB	22	04/06/16	Chlitina Holding, Ltd.	—	1,031
1 Month USD LIBOR plus 1.00%	TWD	DUB	22	04/06/16	Cleanaway Co., Ltd.	—	710
1 Month USD LIBOR plus 1.00%	TWD	DUB	18	04/06/16	Compeq Manufacturing Co., Ltd.	420	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	13	04/06/16	Eclat Textile Co., Ltd.	505	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	12	04/06/16	Elite Advanced Laser Corp.	—	3,072
1 Month USD LIBOR plus 1.00%	TWD	DUB	68	04/06/16	Elite Material Co., Ltd.	—	10,287
1 Month USD LIBOR plus 1.00%	TWD	DUB	17	04/06/16	Eva Airways Corp.	150	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	55	04/06/16	Feng Tay Enterprise Co., Ltd.	—	6,653

The accompanying notes are an integral part of these financial statements.

Annual Report 31

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at December 31, 2015 (continued):

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month USD LIBOR plus 1.00%	TWD	DUB	30	04/06/16	FLEXium Interconnect, Inc.	$—	$12,434
1 Month USD LIBOR plus 1.00%	TWD	DUB	20	04/06/16	Gourmet Master Co., Ltd.	1,530	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	38	04/06/16	Grape King Bio, Ltd.	687	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	34	04/06/16	Highwealth Construction Corp.	—	12,707
1 Month USD LIBOR plus 1.00%	TWD	DUB	13	04/06/16	Hotai Motor Co., Ltd.	—	1,578
1 Month USD LIBOR plus 1.00%	TWD	DUB	11	04/06/16	Huaku Development Co., Ltd.	—	562
1 Month USD LIBOR plus 1.00%	TWD	DUB	51	04/06/16	Makalot Industrial Co., Ltd.	555	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	13	04/06/16	Micro-Star International Co., Ltd.	948	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	13	04/06/16	PChome Online, Inc.	—	2,254
1 Month USD LIBOR plus 1.00%	TWD	DUB	16	04/06/16	Pegatron Corp.	—	3,011
1 Month USD LIBOR plus 1.00%	TWD	DUB	11	04/06/16	Pharmally International Holding Co., Ltd.	307	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	10	04/06/16	Poya International Co., Ltd.	—	1,105
1 Month USD LIBOR plus 1.00%	TWD	DUB	23	04/06/16	Ruentex Development Co., Ltd.	211	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	36	04/06/16	Shin Zu Shing Co., Ltd.	5,934	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	33	04/06/16	Siliconware Precision Industries Co., Ltd.	—	1,362
1 Month USD LIBOR plus 1.00%	TWD	DUB	19	04/06/16	St Shine Optical Co., Ltd.	724	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	14	04/06/16	Taiwan Paiho, Ltd.	—	766
1 Month USD LIBOR plus 1.00%	TWD	DUB	15	04/06/16	Transcend Information, Inc.	—	4,176
1 Month USD LIBOR plus 1.00%	TWD	DUB	10	04/06/16	Uni-President Enterprises Corp.	—	390
1 Month USD LIBOR plus 1.00%	TWD	DUB	28	04/06/16	United Microelectronics Corp.	—	7,031
1 Month USD LIBOR plus 1.00%	TWD	DUB	43	04/06/16	Voltronic Power Technology Corp.	19,411	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	12	04/06/16	Win Semiconductors Corp.	360	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	14	04/06/16	Wistron Neweb Corp.	2,484	—
1 Month USD LIBOR plus 1.00%	TWD	DUB	38	04/06/16	Zhen Ding Technology Holding, Ltd.	—	10,615
						135,547	158,731

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

1 Month USD LIBOR less 0.50%	USD	DUB	81	04/05/16	Malayan Banking Berhad	$18,172	$—
1 Month USD LIBOR less 0.50%	USD	DUB	54	04/05/16	Telekom Malaysia Berhad	—	438
1 Month USD LIBOR less 0.50%	USD	DUB	16	04/06/16	China Everbright International, Ltd.	3,090	—
1 Month USD LIBOR less 0.50%	USD	DUB	16	04/06/16	China Merchants Holdings International Co., Ltd.	3,361	—
1 Month USD LIBOR less 0.50%	USD	DUB	32	04/06/16	CITIC, Ltd.	206	—
1 Month USD LIBOR less 0.50%	USD	DUB	20	04/06/16	Dah Chong Hong Holdings, Ltd.	468	—
1 Month USD LIBOR less 0.50%	USD	DUB	9	04/06/16	Dongjiang Environmental Co., Ltd.	1,899	—
1 Month USD LIBOR less 0.50%	USD	DUB	57	04/06/16	Hua Nan Financial Holdings Co., Ltd.	4,578	—
1 Month USD LIBOR less 0.50%	USD	DUB	27	04/06/16	Kingboard Chemical Holdings, Ltd.	35	—

The accompanying notes are an integral part of these financial statements.

32 Annual Report

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at December 31, 2015 (continued):

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

1 Month USD LIBOR less 0.50%	USD	DUB	11	04/06/16	Lenovo Group, Ltd.	$—	$1,576
1 Month USD LIBOR less 0.50%	USD	DUB	28	04/06/16	Shanghai Fosun Pharmaceutical Group Co., Ltd.	6,598	—
1 Month USD LIBOR less 0.50%	USD	DUB	56	04/06/16	Shanghai Industrial Holdings, Ltd.	3,828	—
1 Month USD LIBOR less 0.50%	USD	DUB	43	04/06/16	Tingyi Cayman Islands Holding Corp.	14,056	—
1 Month USD LIBOR less 0.50%	USD	DUB	27	04/06/16	Yuexiu Property Co., Ltd.	—	3,690
1 Month USD LIBOR less 0.55%	USD	DUB	10	04/06/16	China Petrochemical
					Development Corp.	2,334	—
1 Month USD LIBOR less 0.55%	USD	DUB	29	04/06/16	Clevo Co	5,160	—
1 Month USD LIBOR less 0.55%	USD	DUB	16	04/06/16	Elan Microelectronics Corp.	—	2,592
1 Month USD LIBOR less 0.55%	USD	DUB	17	04/06/16	Hyundai Heavy Industries Co., Ltd.	4,643	—
1 Month USD LIBOR less 0.55%	USD	DUB	40	04/06/16	POSCO	13,827	—
1 Month USD LIBOR less 0.60%	USD	DUB	16	04/05/16	Cencosud SA	1,622	—
1 Month USD LIBOR less 0.60%	USD	DUB	15	04/05/16	Colbun SA	1,830	—
1 Month USD LIBOR less 0.60%	USD	DUB	19	04/05/16	SACI Falabella	3,388	—
1 Month USD LIBOR less 0.60%	USD	DUB	14	04/05/16	SONDA SA	—	1,299
1 Month USD LIBOR less 0.60%	USD	DUB	21	04/06/16	Cemex SAB de CV	3,574	—
1 Month USD LIBOR less 0.60%	USD	DUB	27	04/06/16	Controladora Comercial Mexicana
					SAB de CV	4,236	—
1 Month USD LIBOR less 0.60%	USD	DUB	29	04/06/16	Grupo Aval Acciones y Valores SA	4,889	—
1 Month USD LIBOR less 0.60%	USD	DUB	15	04/06/16	Grupo Bimbo SAB de CV	—	1,168
1 Month USD LIBOR less 0.60%	USD	DUB	35	04/06/16	Grupo Financiero Banorte
					SAB de CV	2,067	—
1 Month USD LIBOR less 0.60%	USD	DUB	14	04/06/16	Grupo Financiero Interacciones
					SA de CV	352	—
1 Month USD LIBOR less 0.60%	USD	DUB	66	04/06/16	Grupo Mexico SAB de CV	8,239	—
1 Month USD LIBOR less 0.60%	USD	DUB	58	04/06/16	Infraestructura Energetica Nova
					SAB de CV	11,682	—
1 Month USD LIBOR less 0.60%	USD	DUB	18	04/06/16	Linx SA	976	—
1 Month USD LIBOR less 0.60%	USD	DUB	36	04/06/16	PLA Administradora Industrial
					S de RL de CV	5,788	—
1 Month USD LIBOR less 0.60%	USD	DUB	28	04/06/16	Telefonica Brasil SA	2,248	—
1 Month USD LIBOR less 0.75%	USD	DUB	18	04/06/16	Lite-On Technology Corp.	4,386	—
1 Month USD LIBOR less 0.75%	USD	DUB	16	04/06/16	MediaTek, Inc.	512	—
1 Month USD LIBOR less 0.80%	USD	DUB	27	04/07/16	Alexander Forbes Group
					Holdings, Ltd.	12,916	—
1 Month USD LIBOR less 0.80%	USD	DUB	54	04/07/16	Aspen Pharmacare Holdings, Ltd.	18,211	—
1 Month USD LIBOR less 0.80%	USD	DUB	33	04/07/16	Attacq, Ltd.	9,180	—
1 Month USD LIBOR less 0.80%	USD	DUB	15	04/07/16	Brait SE	—	624
1 Month USD LIBOR less 0.80%	USD	DUB	53	04/07/16	DataTec, Ltd.	9,654	—
1 Month USD LIBOR less 0.80%	USD	DUB	30	04/07/16	Grindrod, Ltd.	11,552	—
1 Month USD LIBOR less 0.80%	USD	DUB	40	04/07/16	Hyprop Investments, Ltd.	9,064	—

The accompanying notes are an integral part of these financial statements.

Annual Report   33

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at December 31, 2015 (continued):

			Notional
			Amount	Expiration		Unrealized	Unrealized
Receive	Currency	Counterparty	(000)	Date	Pay	Appreciation	Depreciation

1 Month USD LIBOR less 0.80%	USD	DUB	18	04/07/16	Massmart Holdings, Ltd.	$6,102	$—
1 Month USD LIBOR less 0.80%	USD	DUB	101	04/07/16	MMI Holdings, Ltd.	32,792	—
1 Month USD LIBOR less 0.80%	USD	DUB	82	04/07/16	Rand Merchant Insurance Holdings, Ltd.	20,986	—
1 Month USD LIBOR less 0.80%	USD	DUB	20	04/07/16	Reunert, Ltd.	2,224	—
1 Month USD LIBOR less 0.80%	USD	DUB	36	04/07/16	Steinhoff International Holdings, Ltd.	7,015	—
1 Month USD LIBOR less 0.80%	USD	DUB	16	04/07/16	Trencor, Ltd.	7,110	—
1 Month USD LIBOR less 0.80%	USD	DUB	29	04/07/16	Zeder Investments, Ltd.	7,504	—
1 Month USD LIBOR less 0.83%	USD	DUB	20	04/06/16	China Oil & Gas Group, Ltd.	7,395	—
1 Month USD LIBOR less 0.85%	USD	DUB	23	04/05/16	Komercni Banka AS	1,883	—
1 Month USD LIBOR less 0.88%	USD	DUB	60	04/06/16	Yuanta Financial Holding Co., Ltd.	2,665	—
1 Month USD LIBOR less 1.00%	USD	DUB	18	04/05/16	Hong Leong Financial Group Berhad	5,299	—
1 Month USD LIBOR less 1.00%	USD	DUB	27	04/06/16	Cathay Financial Holding Co., Ltd.	2,863	—
1 Month USD LIBOR less 1.00%	USD	DUB	55	04/06/16	Chang Hwa Commercial Bank, Ltd.	1,751	—
1 Month USD LIBOR less 1.00%	USD	DUB	9	04/06/16	China Shipping Development Co., Ltd.	2,477	—
1 Month USD LIBOR less 1.00%	USD	DUB	18	04/06/16	Dalian Port PDA Co., Ltd.	—	4,303
1 Month USD LIBOR less 1.00%	USD	DUB	24	04/06/16	Digital China Holdings, Ltd.	—	5,571
1 Month USD LIBOR less 1.00%	USD	DUB	39	04/06/16	Lotte Confectionery Co., Ltd.	—	8,025
1 Month USD LIBOR less 1.00%	USD	DUB	11	04/06/16	Mega Financial Holding Co., Ltd.	921	—
1 Month USD LIBOR less 1.00%	USD	DUB	74	04/06/16	Quanta Computer, Inc.	22,092	—
1 Month USD LIBOR less 1.00%	USD	DUB	39	04/06/16	Shin Kong Financial Holding Co., Ltd.	—	3,057
1 Month USD LIBOR less 1.25%	USD	DUB	17	04/06/16	SSY Group, Ltd.	1,665	—
1 Month USD LIBOR less 1.25%	USD	DUB	16	04/06/16	Taishin Financial Holding Co., Ltd.	1,288	—
1 Month USD LIBOR less 1.38%	USD	DUB	48	04/06/16	China Agri-Industries Holdings, Ltd.	1,790	—
1 Month USD LIBOR less 1.50%	USD	DUB	19	04/06/16	CITIC Resources Holdings, Ltd.	6,710	—
1 Month USD LIBOR less 1.50%	USD	DUB	17	04/06/16	Dalian Wanda Commercial Properties Co., Ltd.	—	616
1 Month USD LIBOR less 1.50%	USD	DUB	16	04/06/16	Guangzhou Baiyunshan
					Pharmaceutical Holdings Co., Ltd.	—	1,330
1 Month USD LIBOR less 1.50%	USD	DUB	32	04/06/16	Hite Jinro Co., Ltd.	—	2
1 Month USD LIBOR less 1.50%	USD	DUB	15	04/06/16	Shougang Fushan Resources Group, Ltd.	3,792	—
1 Month USD LIBOR less 1.75%	USD	DUB	26	04/06/16	SinoPac Financial Holdings Co., Ltd.	3,210	—
1 Month USD LIBOR less 1.75%	USD	DUB	24	04/06/16	Epistar Corp.	5,649	—
1 Month USD LIBOR less 1.75%	USD	DUB	35	04/06/16	Far Eastern Department Stores, Ltd.	3,743	—
1 Month USD LIBOR less 1.75%	USD	DUB	17	04/06/16	Unimicron Technology Corp.	3,478	—
1 Month USD LIBOR less 2.00%	USD	DUB	19	04/05/16	Indorama Ventures PCL	3,911	—
1 Month USD LIBOR less 2.00%	USD	DUB	35	04/06/16	China Steel Corp.	—	2,425

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at December 31, 2015 (continued):

			Notional
			Amount	Expiration		Unrealized	Unrealized
Receive	Currency	Counterparty	(000)	Date	Pay	Appreciation	Depreciation

1 Month USD LIBOR less 2.00%	USD	DUB	11	04/06/16	Green Cross Corp.	$834	$—
1 Month USD LIBOR less 2.00%	USD	DUB	15	04/06/16	Shanghai Jin Jiang International Hotels Group Co., Ltd.	—	423
1 Month USD LIBOR less 2.00%	USD	DUB	15	04/06/16	Taiwan Fertilizer Co., Ltd.	—	642
1 Month USD LIBOR less 2.00%	USD	DUB	19	04/07/16	Adcock Ingram Holdings, Ltd.	3,847	—
1 Month USD LIBOR less 2.25%	USD	DUB	81	04/05/16	BTS Group Holdings PCL	8,806	—
1 Month USD LIBOR less 2.25%	USD	DUB	30	04/06/16	Kolon Industries, Inc.	2,737	—
1 Month USD LIBOR less 2.25%	USD	DUB	11	04/06/16	LS Corp.	—	882
1 Month USD LIBOR less 2.25%	USD	DUB	44	04/06/16	SK Chemicals Co., Ltd.	2,637	—
1 Month USD LIBOR less 2.25%	USD	DUB	50	04/06/16	Synnex Technology International Corp.	13,651	—
1 Month USD LIBOR less 2.25%	USD	DUB	48	04/06/16	Yulon Motor Co., Ltd.	13,506	—
1 Month USD LIBOR less 2.50%	USD	DUB	29	04/05/16	Anadolu Efes Biracilik Ve Malt Sanayii AS	6,174	—
1 Month USD LIBOR less 2.50%	USD	DUB	19	04/05/16	Bank Handlowy w Warszawie SA	5,850	—
1 Month USD LIBOR less 2.50%	USD	DUB	20	04/05/16	Bank Pekao SA	2,797	—
1 Month USD LIBOR less 2.50%	USD	DUB	15	04/05/16	Charoen Pokphand Indonesia Tbk PT	1,614	—
1 Month USD LIBOR less 2.50%	USD	DUB	17	04/05/16	Powszechny Zaklad Ubezpieczen SA	1,453	—
1 Month USD LIBOR less 2.50%	USD	DUB	28	04/05/16	TTW PCL	454	—
1 Month USD LIBOR less 2.50%	USD	DUB	19	04/06/16	Cheng Uei Precision Industry Co., Ltd.	2,845	—
1 Month USD LIBOR less 2.50%	USD	DUB	44	04/06/16	CPFL Energia SA	17,183	—
1 Month USD LIBOR less 2.50%	USD	DUB	12	04/06/16	Mitac Holdings Corp.	308	—
1 Month USD LIBOR less 2.50%	USD	DUB	36	04/06/16	Multiplan Empreendimentos Imobiliarios SA	11,976	—
1 Month USD LIBOR less 2.50%	USD	DUB	27	04/06/16	Samsung Heavy Industries Co., Ltd.	—	1,543
1 Month USD LIBOR less 2.50%	USD	DUB	27	04/19/16	Global Telecom Holding SAE	11,841	—
1 Month USD LIBOR less 2.66%	USD	DUB	18	04/06/16	Zoomlion Heavy Industry Science and Technology Co., Ltd.	8,369	—
1 Month USD LIBOR less 2.75%	USD	DUB	76	04/05/16	Axiata Group Berhad	16,397	—
1 Month USD LIBOR less 2.75%	USD	DUB	13	04/05/16	Ratchaburi Electricity Generating Holding PCL	616	—
1 Month USD LIBOR less 2.75%	USD	DUB	14	04/06/16	Cosan SA Industria e Comercio	3,237	—
1 Month USD LIBOR less 3.00%	USD	DUB	15	04/05/16	Arcelik AS	700	—
1 Month USD LIBOR less 3.00%	USD	DUB	15	04/05/16	IJM Corp. Berhad	1,843	—
1 Month USD LIBOR less 3.00%	USD	DUB	11	04/06/16	Li Ning Co., Ltd.	418	—
1 Month USD LIBOR less 3.00%	USD	DUB	11	04/06/16	Oriental Union Chemical Corp.	2,375	—
1 Month USD LIBOR less 3.00%	USD	DUB	19	04/06/16	Realtek Semiconductor Corp.	—	2,833
1 Month USD LIBOR less 3.00%	USD	DUB	23	04/06/16	U-Ming Marine Transport Corp.	9,071	—
1 Month USD LIBOR less 3.19%	USD	DUB	22	04/06/16	China Yurun Food Group, Ltd.	8,358	—
1 Month USD LIBOR less 3.25%	USD	DUB	10	04/06/16	Cia de Transmissao de Energia Eletrica Paulista	—	377

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at December 31, 2015 (continued):

			Notional
			Amount	Expiration		Unrealized	Unrealized
Receive	Currency	Counterparty	(000)	Date	Pay	Appreciation	Depreciation

1 Month USD LIBOR less 3.25%	USD	DUB	29	04/06/16	Fila Korea, Ltd.	$4,132	$—
1 Month USD LIBOR less 3.25%	USD	DUB	24	04/06/16	Sino-American Silicon Products, Inc.	1,185	—
1 Month USD LIBOR less 3.25%	USD	DUB	18	04/06/16	Yang Ming Marine Transport Corp.	—	1,019
1 Month USD LIBOR less 3.50%	USD	DUB	58	04/05/16	Banpu PCL	—	6,766
1 Month USD LIBOR less 3.50%	USD	DUB	33	04/05/16	Jasa Marga Persero Tbk PT	377	—
1 Month USD LIBOR less 3.50%	USD	DUB	16	04/05/16	Perusahaan Gas Negara Persero Tbk PT	4,436	—
1 Month USD LIBOR less 3.50%	USD	DUB	11	04/06/16	HTC Corp.	—	3,246
1 Month USD LIBOR less 3.50%	USD	DUB	20	04/06/16	WT Microelectronics Co., Ltd.	4,094	—
1 Month USD LIBOR less 3.75%	USD	DUB	34	04/06/16	China Steel Chemical Corp.	1,489	—
1 Month USD LIBOR less 3.75%	USD	DUB	18	04/06/16	Dongwon Industries Co., Ltd.	1,899	—
1 Month USD LIBOR less 4.00%	USD	DUB	22	04/05/16	Tower Bersama Infrastructure Tbk PT	5,013	—
1 Month USD LIBOR less 4.00%	USD	DUB	14	04/06/16	Chipbond Technology Corp.	2,728	—
1 Month USD LIBOR less 4.00%	USD	DUB	21	04/06/16	Chong Kun Dang Pharmaceutical Corp.	—	5,010
1 Month USD LIBOR less 4.00%	USD	DUB	16	04/06/16	Paradise Co., Ltd.	4,876	—
1 Month USD LIBOR less 4.00%	USD	DUB	15	07/07/16	Ooredoo QSC	—	14
1 Month USD LIBOR less 4.00%	USD	DUB	11	07/07/16	Qatar Electricity & Water Co. QSC	—	773
1 Month USD LIBOR less 4.25%	USD	DUB	18	04/05/16	International Container Terminal Services, Inc.	274	—
1 Month USD LIBOR less 4.25%	USD	DUB	14	04/05/16	UMW Holdings Berhad	154	—
1 Month USD LIBOR less 4.25%	USD	DUB	18	04/06/16	Yanzhou Coal Mining Co., Ltd.	7,132	—
1 Month USD LIBOR less 4.50%	USD	DUB	18	04/05/16	IOI Corp. Berhad	2,273	—
1 Month USD LIBOR less 4.75%	USD	DUB	21	04/06/16	Aliansce Shopping Centers SA	10,846	—
1 Month USD LIBOR less 4.75%	USD	DUB	14	04/06/16	Kingsoft Corp., Ltd.	1,660	—
1 Month USD LIBOR less 5.00%	USD	DUB	15	04/05/16	Coca-Cola Icecek AS	1,524	—
1 Month USD LIBOR less 5.00%	USD	DUB	27	04/05/16	DiGi.Com Berhad	—	719
1 Month USD LIBOR less 5.00%	USD	DUB	21	04/06/16	Arabtech Holding Co.	3,734	—
1 Month USD LIBOR less 5.00%	USD	DUB	25	04/06/16	China Coal Energy Co., Ltd.	9,877	—
1 Month USD LIBOR less 5.00%	USD	DUB	12	04/06/16	Doosan Infracore Co., Ltd.	2,036	—
1 Month USD LIBOR less 5.00%	USD	DUB	16	04/06/16	Dubai Financial Market PJSC	3,005	—
1 Month USD LIBOR less 5.00%	USD	DUB	18	04/06/16	Hanjin Kal Corp.	6,246	—
1 Month USD LIBOR less 5.00%	USD	DUB	54	04/06/16	Hyundai Rotem Co., Ltd.	11,070	—
1 Month USD LIBOR less 5.00%	USD	DUB	25	04/06/16	Iguatemi Empresa de Shopping Centers SA	7,781	—
1 Month USD LIBOR less 5.00%	USD	DUB	15	04/06/16	Kinsus Interconnect Technology Corp.	—	1,197
1 Month USD LIBOR less 5.00%	USD	DUB	18	04/06/16	Kumho Tire Co., Inc.	—	336
1 Month USD LIBOR less 5.00%	USD	DUB	21	04/06/16	SFA Engineering Corp.	364	—
1 Month USD LIBOR less 5.17%	USD	DUB	25	04/05/16	AMMB Holdings Berhad	—	237
1 Month USD LIBOR less 5.50%	USD	DUB	13	04/06/16	Lung Yen Life Service Corp.	4,901	—

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Lazard Master Alternatives Portfolio (concluded)

Total Return Swap Agreements open at December 31, 2015 (concluded):

			Notional
			Amount	Expiration		Unrealized	Unrealized
Receive	Currency	Counterparty	(000)	Date	Pay	Appreciation	Depreciation

1 Month USD LIBOR less 5.50%	USD	DUB	11	04/06/16	Maanshan Iron & Steel Co., Ltd.	$—	$595
1 Month USD LIBOR less 5.75%	USD	DUB	36	04/06/16	Korean Air Lines Co., Ltd.	2,342	—
1 Month USD LIBOR less 6.00%	USD	DUB	64	04/06/16	Cia Brasileira de Distribuicao	20,130	—
1 Month USD LIBOR less 6.00%	USD	DUB	13	04/06/16	NHN Entertainment Corp.	2,168	—
1 Month USD LIBOR less 6.00%	USD	DUB	17	04/06/16	Posco ICT Co., Ltd.	—	1,422
1 Month USD LIBOR less 6.75%	USD	DUB	10	04/05/16	Thoresen Thai Agencies PCL	2,652	—
1 Month USD LIBOR less 7.00%	USD	DUB	13	04/05/16	LPP SA	3,188	—
1 Month USD LIBOR less 7.50%	USD	DUB	55	04/06/16	Acer, Inc.	22,791	—
1 Month USD LIBOR less 7.75%	USD	DUB	15	04/06/16	Hyundai Merchant Marine Co., Ltd.	4,250	—
1 Month USD LIBOR less 15.00%	USD	DUB	24	04/06/16	Lojas Americanas SA	1,538	—
USD FED OPEN less 0.60%	USD	DUB	14	04/06/16	Grupo Televisa SAB	432	—
USD FED OPEN less 0.60%	USD	DUB	14	04/06/16	JD.com, Inc.	650	—
USD FED OPEN less 0.60%	USD	DUB	10	04/06/16	Southern Copper Corp.	—	352
						698,080	65,102
Gross unrealized appreciation/depreciation on Total Return Swap Agreements						$833,627	$223,833

Futures Contracts open at December 31, 2015:
	Number of	Expiration		Unrealized	Unrealized
Short	Contracts	Date	Value	Appreciation	Depreciation

CAC 40 Index	40	01/15/16	$201,636	$4,186	$—
Euro Stoxx 50 Index	150	03/18/16	535,007	4,369	—
Swiss Market Index	30	03/18/16	261,961	—	2,583
Gross unrealized appreciation/depreciation on Futures Contracts				$8,555	$2,583

The accompanying notes are an integral part of these financial statements.

Annual Report   37

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2015

(a)	Non-income producing security.
(b)	Principal amount denominated in USD.
(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2015, the percentage of net assets for the following Portfolio was as follows:

Percentage of
Portfolio	Net Assets

Enhanced Opportunities	10.5%

(d)	Issue in default.
(e)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

	Aggregate	Aggregate Gross	Aggregate Gross	Net Unrealized
	Cost and Short	Unrealized	Unrealized	Appreciation
Portfolio	Proceeds	Appreciation	Depreciation	(Depreciation)

Enhanced Opportunities	$4,577,839	$15,642	$150,631	$(134,989)
Fundamental Long/Short	210,259,110	14,296,634	5,451,928	8,844,706
Master Alternatives	16,900,162	435,460	815,237	(379,777)

(f)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.
(g)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy – see Note 9.
(h)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts and swap agreements.

Security Abbreviations:
ADR	—	American Depositary Receipt	LIBOR	—	London Interbank Offered Rate
ETF	—	Exchange-Traded Fund	OJSC	—	Open Joint Stock Company
FED OPEN	—	Federal Funds Effective Rate	PJSC	—	Public Joint Stock Company
GDR	—	Global Depositary Receipt	REIT	—	Real Estate Investment Trust

Currency Abbreviations:
AED	—	United Arab Emirates Dirham	KRW	—	South Korean Won
AUD	—	Australian Dollar	NOK	—	Norwegian Krone
CAD	—	Canadian Dollar	PHP	—	Philippine Peso
CHF	—	Swiss Franc	SEK	—	Swedish Krona
DKK	—	Danish Krone	SGD	—	Singapore Dollar
EUR	—	Euro	THB	—	Thai Baht
GBP	—	British Pound Sterling	TWD	—	Taiwan Dollar
HKD	—	Hong Kong Dollar	USD	—	United States Dollar
IDR	—	Indonesian Rupiah	ZAR	—	South African Rand
JPY	—	Japanese Yen

Counterparty Abbreviations:
DUB	—	Deutsche Bank AG	SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

	Lazard	Lazard
	Enhanced	Master Alternatives
	Opportunities	Portfolio
Industry*	Portfolio	Long	Short

Agriculture	0.8%	0.4%	—%
Alcohol & Tobacco	1.3	3.1	—
Automotive	—	1.4	-0.2
Banking	0.3	6.9	-2.0
Building Products	—	0.4	—
Cable Television	—	—	-0.4
Chemicals	0.6	2.3	-0.6
Commercial Services	1.1	4.4	-0.8
Computer Software & Services	1.0	0.6	—
Construction & Engineering	—	2.2	-0.1
Construction Materials	—	0.1	—
Consumer Products	0.5	0.2	—
Electric	—	1.2	—
Energy Exploration & Production	0.3	0.7	—
Energy Integrated	—	1.1	—
Energy Services	0.2	0.2	-0.3
Financial Services	2.6	5.7	-1.3
Food & Beverages	—	1.8	-1.3
Forest & Paper Products	—	0.6	-0.4
Gas Utilities	—	0.3	—
Health Services	0.8	1.4	-0.7
Household & Personal Products	—	0.4	—
Housing	—	0.6	-0.8
Insurance	0.1	3.6	-0.8
Leisure & Entertainment	—	1.9	-1.0
Manufacturing	1.7	4.3	-2.7
Media	—	1.4	—
Medical Products	1.0	1.0	-0.7
Metals & Mining	—	0.7	—
Pharmaceutical & Biotechnology	3.1	5.9	-2.7
Real Estate Management & Development	6.0	2.1	—
Retail	1.1	5.6	-2.2
Semiconductors & Components	1.0	1.7	-0.7
Technology	—	0.7	-0.4
Technology Hardware	1.1	0.7	-0.4
Telecommunications	—	2.0	—
Transportation	1.3	2.5	-0.5
Water	—	0.5	—
Subtotal	25.9	70.6	-21.0
Exchange-Traded Funds	—	1.0	-1.6
Short-Term Investments	64.2	24.2	—
Total Investments	90.1%	95.8%	-22.6%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report   39

The Lazard Funds, Inc. Statements of Assets and Liabilities

	Lazard	Lazard	Lazard
	Enhanced	Fundamental	Master
	Opportunities	Long/Short	Alternatives
December 31, 2015	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$4,442,850	$338,732,569	$16,520,385
Cash	—	—	76
Cash collateral due from broker	682,575	—	1,182,158
Foreign currency	—	—	3,103,219
Receivables for:
Capital stock sold	—	4,862,763	—
Investments sold	14,856	3,049,027	76,775
Dividends and interest	8,705	166,472	8,104
Amount due from Investment Manager (Note 3)	138,458	—	106,818
Variation margin on open futures contracts	—	—	1,346
Gross unrealized appreciation on:
Forward currency contracts	—	—	22,878
Swap agreements	171,406	—	833,627
Total assets	5,458,850	346,810,831	21,855,386
LIABILITIES
Securities sold short, at value	—	119,628,753	3,891,313
Due to custodian	—	40,130	—
Foreign currency due to custodian	288	—	—
Payables for:
Management fees	—	212,173	—
Accrued distribution fees	23	9,545	123
Accrued custodian fees	201,914	25,710	202,411
Investments purchased	1,628	4,991,069	66,731
Capital stock redeemed	—	285,389	—
Dividends on securities sold short	—	93,703	3,912
Gross unrealized depreciation on:
Forward currency contracts	—	—	164,950
Swap agreements	291,765	—	223,833
Written options, at value	4,552	—	—
Other accrued expenses and payables	26,364	157,192	55,777
Total liabilities	526,534	125,443,664	4,609,050
Net assets	$4,932,316	$221,367,167	$17,246,336
NET ASSETS
Paid in capital	$5,272,608	$212,719,390	$17,190,970
Undistributed (distributions in excess of) net investment income (loss)	(78,108)	(94,560)	97,084
Accumulated net realized loss	(16,039)	(841,571)	(337,144)
Net unrealized appreciation (depreciation) on:
Investments	(122,427)	3,270,988	(246,419)
Securities sold short	—	6,312,920	68,066
Foreign currency and forward currency contracts	52	—	(141,987)
Futures contracts	—	—	5,972
Written options	(3,411)	—	—
Swap agreements	(120,359)	—	609,794
Net assets	$4,932,316	$221,367,167	$17,246,336
Institutional Shares
Net assets	$4,822,708	$174,601,161	$16,692,552
Shares of capital stock outstanding*	542,467	14,687,573	1,664,680
Net asset value, offering and redemption price per share	$8.89	$11.89	$10.03
Open Shares
Net assets	$109,608	$46,766,006	$553,784
Shares of capital stock outstanding*	12,328	3,948,574	55,355
Net asset value, offering and redemption price per share	$8.89	$11.84	$10.00
Cost of investments in securities	$4,565,277	$335,461,581	$16,766,804
Proceeds received from securities sold short	$—	$125,941,673	$3,959,379
Proceeds received from written options	$1,141	$—	$—
Cost of foreign currency	$—	$—	$3,100,007

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

40  Annual Report

The Lazard Funds, Inc. Statements of Operations

	Lazard	Lazard	Lazard
	Enhanced	Fundamental	Master
	Opportunities	Long/Short	Alternatives
For the Year Ended December 31, 2015	Portfolio	Portfolio	Portfolio

Investment Income (Loss)
Income
Dividends	$20,194	$1,112,414	$200,713
Interest	54,617	—	37,712
Total investment income*	74,811	1,112,414	238,425
Expenses
Management fees (Note 3)	70,640	1,691,292	236,341
Custodian fees	384,640	107,297	462,319
Administration fees	51,010	74,163	53,378
Shareholders’ reports	6,404	70,630	14,943
Distribution fees (Open Shares)	279	66,004	1,356
Professional services	44,631	44,979	70,971
Registration fees	24,069	43,415	35,199
Shareholders’ services	28,946	28,763	28,960
Amortization of offering costs (Note 2(j))	72,894	27,045	157,158
Directors’ fees and expenses	3,939	7,682	4,395
Organization expenses	4,097	—	4,430
Other	1,713	7,210	2,062
Total gross expenses before expenses on securities sold short	693,262	2,168,480	1,071,512
Broker expense on securities sold short	—	888,954	61,756
Dividend expense on securities sold short	—	1,361,469	90,836
Total gross expenses	693,262	4,418,903	1,224,104
Management fees waived and expenses reimbursed	(576,230)	(49,540)	(752,158)
Administration and shareholders’ services fees waived	(30,978)	—	(30,984)
Total net expenses	86,054	4,369,363	440,962
Net investment loss	(11,243)	(3,256,949)	(202,537)
Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Foreign Currency, Forward Currency Contracts, Futures Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments	9,518	8,524,868	(210,656)
Securities sold short	—	(6,836,142)	112,222
Foreign currency and forward currency contracts	(1,372)	—	215,345
Futures contracts	(25)	—	24,519
Purchased options	(18,600)	—	6,702
Written options	1,015	—	967
Swap agreements	149,600	—	(189,300)
Total net realized gain (loss) on investments, securities sold short, foreign currency, forward currency contacts, futures contracts, options and swap agreements	140,136	1,688,726	(40,201)
Net change in unrealized appreciation (depreciation) on:
Investments	(119,432)	1,441,868	(173,569)
Securities sold short	—	6,710,033	29,217
Foreign currency and forward currency contracts	52	—	(141,873)
Futures contracts	—	—	5,972
Purchased options	(2,423)	—	—
Written options	(3,411)	—	—
Swap agreements	(120,359)	—	609,794
Total net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency, forward currency contracts, futures contracts, options and swap agreements	(245,573)	8,151,901	329,541
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency, forward currency contracts, futures contracts, options and swap agreements	(105,437)	9,840,627	289,340
Net increase (decrease) in net assets resulting from operations	$(116,680)	$6,583,678	$86,803
* Net of foreign withholding taxes of	$194	$13,141	$14,810

The accompanying notes are an integral part of these financial statements.

Annual Report  41

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard
	Enhanced Opportunities Portfolio
	Year Ended	Period Ended
	December 31,	December 31,
	2015	2014 (a)

Increase (Decrease) in Net Assets
Operations
Net investment loss	$(11,243)	$(234)
Net realized gain (loss) on investments, securities sold short, foreign currency, forward currency contracts, futures contracts, options and swap agreements	140,136	(63)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency, forward currency contracts, futures contracts, options and swap agreements	(245,573)	(572)
Net increase (decrease) in net assets resulting from operations	(116,680)	(869)
Distributions to shareholders
From net investment income
Institutional Shares	(67,248)	—
Open Shares	(1,254)	—
From net realized gains
Institutional Shares	(174,626)	—
Open Shares	(4,044)	—
Return of capital
Institutional Shares	(191,531)	—
Open Shares	(4,325)	—
Net decrease in net assets resulting from distributions	(443,028)	—
Capital stock transactions
Net proceeds from sales
Institutional Shares	41,301	4,900,000
Open Shares	12,500	100,000
Net proceeds from reinvestment of distributions
Institutional Shares	433,405	—
Open Shares	9,623	—
Cost of shares redeemed
Institutional Shares	(3,936)	—
Open Shares	—	—
Net increase in net assets from capital stock transactions	492,893	5,000,000
Redemption fees (Note 2(l))
Institutional Shares	—	—
Open Shares	—	—
Net increase in net assets from redemption fees	—	—
Total increase (decrease) in net assets	(66,815)	4,999,131
Net assets at beginning of period	4,999,131	—
Net assets at end of period*	$4,932,316	$4,999,131
*Includes undistributed (distributions in excess of) net investment income (loss) of	$(78,108)	$—
(a) The Portfolio commenced operations on December 31, 2014.
(b) The Portfolio commenced operations on April 30, 2014.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	490,000	—
Shares sold	4,279	490,000
Shares issued to shareholders from reinvestment of distributions	48,588	—
Shares redeemed	(400)	—
Net increase	52,467	490,000
Shares outstanding at end of period	542,467	490,000
Open Shares
Shares outstanding at beginning of period	10,000	—
Shares sold	1,249	10,000
Shares issued to shareholders from reinvestment of distributions	1,079	—
Shares redeemed	—	—
Net increase	2,328	10,000
Shares outstanding at end of period	12,328	10,000

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Lazard		Lazard
Fundamental Long/Short Portfolio		Master Alternatives Portfolio
Year Ended	Period Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,	December 31,
2015	2014 (b)	2015	2014 (a)

$(3,256,949)	$(168,162)	$(202,537)	$(789)

1,688,726	1,070,618	(40,201)	(64)

8,151,901	1,432,007	329,541	(34,115)
6,583,678	2,334,463	86,803	(34,968)

—	—	—	—
—	—	—	—

(372,248)	(419,620)	—	—
(102,327)	(131,039)	—	—

(67)	—	—	—
(19)	—	—	—
(474,661)	(550,659)	—	—

151,822,500	38,830,731	4,110,819	16,366,000
43,859,478	10,626,369	104,433	500,000

189,065	129,090	—	—
102,106	130,605	—	—

(22,552,262)	(383,317)	(3,837,782)	—
(9,245,054)	(36,299)	(48,969)	—
164,175,833	49,297,179	328,501	16,866,000

86	—	—	—
1,242	6	—	—
1,328	6	—	—
170,286,178	51,080,989	415,304	16,831,032
51,080,989	—	16,831,032	—
$221,367,167	$51,080,989	$17,246,336	$16,831,032
$(94,560)	$(201)	$97,084	$582

3,576,865	—	1,636,600	—
13,030,458	3,599,400	406,206	1,636,600
16,643	11,454	—	—
(1,936,393)	(33,989)	(378,126)	—
11,110,708	3,576,865	28,080	1,636,600
14,687,573	3,576,865	1,664,680	1,636,600

961,228	—	50,000	—
3,778,921	952,892	10,267	50,000
9,012	11,599	—	—
(800,587)	(3,263)	(4,912)	—
2,987,346	961,228	5,355	50,000
3,948,574	961,228	55,355	50,000

Annual Report  43

The Lazard Funds, Inc. Financial Highlights

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

	Year
Selected data for a share of capital	Ended	Period Ended
stock outstanding throughout each period	12/31/15	12/31/14*

Institutional Shares
Net asset value, beginning of period	$10.00	$10.00
Loss from investment operations:
Net investment loss (a)	(0.02)	—	(b)
Net realized and unrealized loss	(0.21)	—	(b)

Total from investment operations	(0.23)	—	(b)
Less distributions from:
Net investment income	(0.14)	—
Net realized gains	(0.35)	—
Return of capital	(0.39)	—

Total distributions	(0.88)	—

Net asset value, end of period	$8.89	$10.00

Total Return (c)	-2.32%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,823	$4,899
Ratios to average net assets (d):
Net expenses	1.70%	1.70%
Gross expenses	13.45%	69.35	%(e)
Net investment loss	-0.22%	-1.70%
Portfolio turnover rate	639%	37%

	Year
Selected data for a share of capital	Ended	Period Ended
stock outstanding throughout each period	12/31/15	12/31/14*

Open Shares
Net asset value, beginning of period	$10.00	$10.00
Loss from investment operations:
Net investment loss (a)	(0.05)	—	(b)
Net realized and unrealized loss	(0.21)	—	(b)

Total from investment operations	(0.26)	—	(b)
Less distributions from:
Net investment income	(0.11)	—
Net realized gains	(0.35)	—
Return of capital	(0.39)	—

Total distributions	(0.85)	—

Net asset value, end of period	$8.89	$10.00

Total Return (c)	-2.57%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110	$100
Ratios to average net assets (d):
Net expenses	1.95%	1.95%
Gross expenses	26.46%	69.36	%(e)
Net investment loss	-0.46%	-1.95%
Portfolio turnover rate	639%	37%

*	The Portfolio commenced operations on December 31, 2014.
(a)	Net investment loss has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

44  Annual Report

LAZARD FUNDAMENTAL LONG/SHORT PORTFOLIO

	Year	For the Period
Selected data for a share of capital	Ended	4/30/14* to
stock outstanding throughout each period	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$11.26	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.31)	(0.14)
Net realized and unrealized gain	0.98	1.55

Total from investment operations	0.67	1.41
Less distributions from:
Net realized gains	(0.04)	(0.15)
Return of capital	— (b)	—

Total distributions	(0.04)	(0.15)

Redemption fees	— (b)	—

Net asset value, end of period	$11.89	$11.26

Total Return (c)	5.97%	14.15%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$174,601	$40,273
Ratios to average net assets (d):
Net expenses	3.56%	3.20%
Gross expenses	3.59%	5.51%
Gross expenses, excluding expenses on securities sold short	1.73%	4.01%
Net investment loss	-2.64%	-1.94%
Portfolio turnover rate:
Excluding securities sold short	183%	132%
Including securities sold short	263%	277%

	Year	For the Period
Selected data for a share of capital	Ended	4/30/14* to
stock outstanding throughout each period	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$11.24	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.33)	(0.17)
Net realized and unrealized gain	0.97	1.56

Total from investment operations	0.64	1.39
Less distributions from:
Net realized gains	(0.04)	(0.15)
Return of capital	— (b)	—

Total distributions	(0.04)	(0.15)

Redemption fees	— (b)	— (b)

Net asset value, end of period	$11.84	$11.24

Total Return (c)	5.71%	14.05%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$46,766	$10,808
Ratios to average net assets (d):
Net expenses	3.81%	3.41%
Gross expenses	3.89%	6.28%
Gross expenses, excluding expenses on securities sold short	2.02%	4.82%
Net investment loss	-2.89%	-2.34%
Portfolio turnover rate:
Excluding securities sold short	183%	132%
Including securities sold short	263%	277%

*	The Portfolio commenced operations on April 30, 2014.
(a)	Net investment loss has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  45

LAZARD MASTER ALTERNATIVES PORTFOLIO

	Year
Selected data for a share of capital	Ended	Period Ended
stock outstanding throughout each period	12/31/15	12/31/14*

Institutional Shares
Net asset value, beginning of period	$9.98	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.12)	—	(b)
Net realized and unrealized gain (loss)	0.17	(0.02)

Total from investment operations	0.05	(0.02)

Net asset value, end of period	$10.03	$9.98

Total Return (c)	0.50%	-0.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,693	$16,332
Ratios to average net assets (d):
Net expenses	2.60%	1.70%
Gross expenses	7.15%	20.60	%(e)
Gross expenses, excluding expenses on securities sold short	6.25%	20.60	%(e)
Net investment loss	-1.19%	-1.70%
Portfolio turnover rate:
Excluding securities sold short	304%	0	%(f)
Including securities sold short	317%	36%

	Year
Selected data for a share of capital	Ended	Period Ended
stock outstanding throughout each period	12/31/15	12/31/14*

Open Shares
Net asset value, beginning of period	$9.98	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.16)	—	(b)
Net realized and unrealized gain (loss)	0.18	(0.02)

Total from investment operations	0.02	(0.02)

Net asset value, end of period	$10.00	$9.98

Total Return (c)	0.20%	-0.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$554	$499
Ratios to average net assets (d):
Net expenses	3.01%	1.95%
Gross expenses	10.23%	20.60	%(e)
Gross expenses, excluding expenses on securities sold short	9.17%	20.60	%(e)
Net investment loss	-1.62%	-1.95%
Portfolio turnover rate:
Excluding securities sold short	304%	0	%(f)
Including securities sold short	317%	36%

*	The Portfolio commenced operations on December 31, 2014.
(a)	Net investment loss has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.
(f)	Amount is less than 1%.

The accompanying notes are an integral part of these financial statements.

46  Annual Report

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2015

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of December 31, 2015. This report includes only the financial statements of Enhanced Opportunities, Fundamental Long/Short and Master Alternatives Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, an R6 Share class was classified for each Portfolio. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2015, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business, generally as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time, the “Regular Closing Time”). When trading on the NYSE is unexpectedly closed prior to the Regular Closing Time, or an earlier scheduled close (such as on certain days around holidays when the NYSE is scheduled to close before 4:00 p.m.), and remains closed through the time of the Regular Closing Time (or an earlier scheduled close), the NAV of each class of each Portfolio may nonetheless be calculated as of the Regular Closing Time (or

Annual Report	47

an earlier scheduled close) if, in the judgment of the Investment Manager, there is sufficient trading in other markets between the unexpected close and the Regular Closing Time (or an earlier scheduled close) for securities for which the NYSE is usually considered the primary market. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Exchange-traded options and futures contracts are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and expense are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income is accrued daily. The Portfo-

48	Annual Report

lios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2015, only Master Alternatives Portfolio traded in forward currency contracts.

(d) Futures Transactions—For hedging and investment purposes, certain Portfolios may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no

Annual Report	49

assurance can be given that a liquid market will exist for any particular contact at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

During the year ended December 31, 2015, Enhanced Opportunities and Master Alternatives Portfolios traded in futures contracts with Master Alternatives Portfolio having an average monthly value of approximately $900,000 and Enhanced Opportunities Portfolio having an immaterial amount.

(e) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2015, transactions in options purchased and written were as follows:

Enhanced Opportunities Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of year	—	$—
Options purchased	821	65,247
Options sold	(498)	(41,604)
Options expired	(278)	(20,705)
Options outstanding at end of year	45	$2,938

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	—	$—
Options written	315	38,443
Options exercised	(275)	(36,081)
Options expired	(22)	(1,221)
Options outstanding at end of year	18	$1,141

Master Alternatives Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of year	—	$—
Options purchased	728	81,611
Options sold	(455)	(41,461)
Options expired	(273)	(40,150)
Options outstanding at end of year	—	$—

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	—	$—
Options written	215	25,765
Options exercised	(195)	(24,756)
Options expired	(20)	(1,009)
Options outstanding at end of year	—	$—

During the year ended December 31, 2015, Fundamental Long/Short Portfolio did not trade in options.

(f) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

50	Annual Report

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2015, Enhanced Opportunities and Master Alternatives Portfolios traded in swap agreements with average monthly notional exposure of approximately $4,500,000 and $8,400,000, respectively.

(g) Short Sales—Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of December 31, 2015 pursuant to short sale arrangements, the Portfolios have a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolios under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolios and the lender. At December 31, 2015, Fundamental Long/Short and Master Alternatives Portfolios had pledged $146,084,146 and $4,892,142, respectively, of long securities as collateral under such arrangement.

For the year ended December 31, 2015, the Portfolios received proceeds from securities sold short and purchased to cover short positions as follows:

Portfolio	Proceeds from Securities Sold Short	Purchased to Cover Short Positions

Fundamental Long/Short	$273,895,333	$176,194,121
Master Alternatives	16,354,625	16,542,028

(h) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2015, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Amount

Master Alternatives	$205,905

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolios elected to defer such losses as follows:

Annual Report	51

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

Enhanced Opportunities	$3,478	$—
Fundamental Long/Short	102,368	—

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year (2014), or expected to be taken in the Portfolios’ 2015 tax returns.

(i) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of net operating losses, foreign currency transactions, wash sales, certain fund expenses and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

Enhanced Opportunities	$(220,051)	$1,637	$218,414
Fundamental Long/Short	(753,531)	3,162,590	(2,409,059)
Master Alternatives	(2,160)	299,039	(296,879)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2015	2014	2015	2014

Enhanced Opportunities*	$247,080	$—	$92	$—
Fundamental Long/Short*	474,575	550,659	—	—

*	Enhanced Opportunities and Fundamental Long/Short Portfolios had return of capital distributions of $195,856 and $86 in year 2015, respectively.

At December 31, 2015, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Enhanced Opportunities	$—	$(3,478)	$(336,814)
Fundamental Long/Short	—	(102,368)	8,750,145
Master Alternatives	106,354	(205,905)	154,917

(j) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(k) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(l) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

52	Annual Report

(m) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Enhanced Opportunities	1.40%
Fundamental Long/Short	1.40
Master Alternatives	1.40

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses (exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees) exceed the following percentages of average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	Year

Enhanced Opportunities	1.70%	1.95%	2016	(a)
Fundamental Long/Short	1.70	1.95	2016
Master Alternatives	1.70	1.95	2016	(a)

(a)	Agreement is through December 31, 2016.

During the year ended December 31, 2015, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Enhanced Opportunities	$69,080	$486,364	$1,560	$19,226
Fundamental Long/Short	30,240	—	19,300	—
Master Alternatives	228,769	491,070	7,572	24,747

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year ended December 31, 2015, State Street waived its fees as follows:

Portfolio	Amount

Enhanced Opportunities	$18,750
Master Alternatives	18,750

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Annual Report	53

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the year ended December 31, 2015, BFDS waived its fees as follows:

Portfolio	Amount

Enhanced Opportunities	$12,228
Master Alternatives	12,234

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2015, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Directors’ fees were allocated among the funds in the Lazard Fund Complex and Lazard Alternative Emerging Markets

1099 Fund at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the year ended December 31, 2015 were as follows:

Portfolio	Purchases	Sales

Enhanced Opportunities	$12,183,130	$10,864,824
Fundamental Long/Short	332,722,994	193,200,169
Master Alternatives	39,051,318	33,962,466

For the year ended December 31, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2015, the Investment Manager owned 99.01% and 98.14% of the outstanding shares of Enhanced Opportunities Portfolio and Master Alternatives Portfolio, respectively.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, and from June 29, 2015 to December 31, 2015, at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee from January 1, 2015 to June 28, 2015 and 0.20% per annum from June 29, 2015 to December 31, 2015 on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2015, the Portfolios had no borrowings under the Agreement.

54	Annual Report

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations.

The Portfolios’ investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolios’ share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

(c) Short Position Risk—Short positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolios’ investment, there will be a loss to the Portfolios that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolios’ potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

(d) Swap Agreements and Other Derivatives Risk—Swap agreements and other derivatives transactions,

Annual Report	55

including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, interest rate, index, commodity, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolios’ performance. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolios to experience losses greater than if the Portfolios had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

56	Annual Report

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015

Enhanced Opportunities Portfolio
Assets:
Common Stocks*	$144,696	$—	$—	$144,696
Corporate Bonds*	—	994,210	—	994,210
Preferred Stocks*	72,112	64,125	—	136,237
Purchased Options*	515	—	—	515
Short-Term Investment	3,167,192	—	—	3,167,192
Other Financial Instruments**
Total Return Swap Agreements	—	171,406	—	171,406
Total	$3,384,515	$1,229,741	$—	$4,614,256
Liabilities:
Other Financial Instruments**
Total Return Swap Agreements	$—	$(291,765)	$—	$(291,765)
Written Options	(4,552)	—	—	(4,552)
Total	$(4,552)	$(291,765)	$—	$(296,317)
Fundamental Long/Short Portfolio
Assets:
Common Stocks*	$182,934,260	$—	$—	$182,934,260
Short-Term Investment	155,798,309	—	—	155,798,309
Total	$338,732,569	$—	$—	$338,732,569
Liabilities:
Securities Sold Short*	$(119,628,753)	$—	$—	$(119,628,753)
Master Alternatives Portfolio
Assets:
Common Stocks*
China	$65,046	$372,850	$—	$437,896
France	64,523	955,196	—	1,019,719
Greece	10,296	10,442	—	20,738
Netherlands	146,033	240,676	—	386,709
Russia	16,799	44,410	—	61,209
South Africa	13,850	542,643	—	556,493
United Kingdom	160,730	735,524	—	896,254
Other	3,750,328	5,042,781	—	8,793,109
Exchange-Traded Funds*	119,076	57,051	—	176,127
Warrant***	—	—	—	—
Short-Term Investment	4,172,131	—	—	4,172,131
Other Financial Instruments**
Forward Currency Contracts	—	22,878	—	22,878
Futures Contracts	—	8,555	—	8,555
Total Return Swap Agreements	—	833,627	—	833,627
Total	$8,518,812	$8,866,633	$—	$17,385,445
Liabilities:
Securities Sold Short*	$(2,554,862)	$(1,336,451)	$—	$(3,891,313)
Other Financial Instruments**
Forward Currency Contracts	—	(164,950)	—	(164,950)
Futures Contracts	—	(2,583)	—	(2,583)
Total Return Swap Agreements	—	(223,833)	—	(223,833)
Total	$(2,554,862)	$(1,727,817)	$—	$(4,282,679)

*	Please refer to Portfolios of Investments (page 12 through 37) and Notes to Portfolios of Investments (page 39) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.
***	The warrant was reported in the Portfolios of Investments at zero market value.

Annual Report	57

The security to which footnote (g) in the Notes to Portfolios of Investments applies is included in Level 2 and was valued based on reference to a similar security which was trading on an active market.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than the security described in footnote (g) in the Notes to Portfolios of Investments) in the Enhanced Opportunities and Master Alternatives Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

At December 31, 2015, a security valued at the following amount was transferred from Level 2 to Level 1:

Portfolio	Amount

Master Alternatives	$193,537

There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2015.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, futures contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio may write or purchase call or put options to seek to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Enhanced Opportunities Portfolio

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2015:

Fair Value

Asset Derivatives
Equity Risk:
Gross unrealized appreciation on total return swap agreements	$171,406
Liability Derivatives
Equity Risk:
Gross unrealized depreciation on purchased options	$2,423
Gross unrealized depreciation on written options	$3,411
Gross unrealized depreciation on total return swap agreements	$291,765

58	Annual Report

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized loss on futures contracts	$(25)
Net realized loss on purchased options	$(18,600)
Net realized gain on written options	$1,015
Net realized gain on total return swap agreements	$149,600
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$216
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized depreciation on purchased options	$(2,423)
Net change in unrealized depreciation on written options	$(3,411)
Net change in unrealized depreciation on total return swap agreements	$(120,359)

Master Alternatives Portfolio

During the year ended December 31, 2015, the notional amounts of purchases and sales of forward currency contracts were $25,105,787 and $32,602,276, respectively, with average monthly notional exposure of approximately $6,500,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2015:

Fair Value

Asset Derivatives
Equity Risk:
Gross unrealized appreciation on futures contracts	$8,555
Gross unrealized appreciation on total return swap agreements	$833,627
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$22,878
Liability Derivatives
Equity Risk:
Gross unrealized depreciation on futures contracts	$2,583
Gross unrealized depreciation on total return swap agreements	$223,833
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$164,950

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized gain on futures contracts	$24,519
Net realized gain on purchased options	$6,702
Net realized gain on written options	$967
Net realized loss on total return swap agreements	$(189,300)
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$194,457
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized appreciation on futures contracts	$5,972
Net change in unrealized appreciation on total return swap agreements	$609,794
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(142,072)

See Notes 2(c), 2(d), 2(e), 2(f) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the year ended December 31, 2015, Fundamental Long/Short Portfolio did not trade in derivative instruments.

As of December 31, 2015, the Enhanced Opportunities and Master Alternatives Portfolios hold derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Annual Report 59

The required information for the affected Portfolios are presented in the below table, as of December 31, 2015:

Enhanced Opportunities Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Total Return Swap Agreements	$171,406	$—	$171,406

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts
Deutsche Bank AG	$171,406	$(171,406)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Total Return Swap Agreements	$291,765	$—	$291,765

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts
Deutsche Bank AG	$291,765	$(171,406)	$(120,359)	$—

Master Alternatives Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$22,878	$—	$22,878
Total Return Swap Agreements	833,627	—	833,627
Total	$856,505	$—	$856,505

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts
Deutsche Bank AG	$833,627	$(223,833)	$—	$609,794
State Street Bank and Trust Co.	22,878	(22,878)	—	—
Total	$856,505	$(246,711)	$—	$609,794

60 Annual Report

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$164,950	$—	$164,950
Total Return Swap Agreements	223,833	—	223,833
Total	$388,783	$—	$388,783

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts
Deutsche Bank AG	$223,833	$(223,833)	$—	$—
State Street Bank and Trust Co.	164,950	(22,878)	(82,158)	59,914
Total	$388,783	$(246,711)	$(82,158)	$59,914

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that except for the following that there were no subsequent events that required adjustment or disclosure.

Subsequent to December 31, 2015, the Board of the Fund approved the liquidation of Master Alternatives Portfolio. A liquidation payment of Master Alternatives Portfolio’s net assets is expected to be paid to all remaining shareholders on or around March 1, 2016.

Annual Report  61

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and the Shareholders of Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio (collectively the “Portfolios”), three of the portfolios constituting The Lazard Funds, Inc. (the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period ended December 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio of The Lazard Funds, Inc. as of December 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 29, 2016

62  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (70)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (71)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Annual Report  63

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2016, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

64  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (45)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Associate at Clifford Chance US LLP (2006 – July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Annual Report  65

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2015

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2015:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Enhanced Opportunities	2.28%
Fundamental Long/Short	0.02
Master Alternatives	—

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Enhanced Opportunities	2.85%
Fundamental Long/Short	7.99
Master Alternatives	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

66  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

LZDPS031

Lazard Funds Annual Report

December 31, 2015

Asset Allocation Fund

Lazard Capital Allocator Opportunistic Strategies Portfolio

PRIVACY NOTICE	Revised September 30, 2015

FACTS	What does Lazard do with your personal information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Assets and income
• Account transactions
• Credit history
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When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:
• Open an account
• Seek advice about your investments
• Direct us to buy securities
• Direct us to sell your securities
• Enter into an investment advisory contract
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes—information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overview
5	Performance Overview
6	Information About Your Portfolio’s Expenses
7	Portfolio Holdings Presented by Sector
8	Portfolio of Investments
8	Lazard Capital Allocator Opportunistic Strategies Portfolio
9	Notes to Portfolio of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Board of Directors and Officers Information
27	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2015, global equity market volatility increased due to the prospect of a debt default by Greece, uncertain global monetary policy, and oil price instability. In the US, markets rose modestly as the labor market improved and corporate earnings generally exceeded expectations. Japanese equities extended their impressive streak as Abenomics reforms began to pay dividends. In Europe, the economic recovery continued, but investor enthusiasm remained tepid as countries in the region made mixed progress. Meanwhile, emerging markets assets recorded another difficult year due to economic and political challenges and uncertainty about the possibility of interest rate increases in the US.

Interest rates diverged around the world after the US Federal Reserve announced its highly anticipated rate hike on December 16, and the US yield curve flattened as shorter-maturity yields rose slightly more than those with longer maturities. Currencies were volatile in 2015 and the US dollar strengthened against most of its global counterparts. Investor enthusiasm for European bonds with very low or negative yields waned as the effects of European Central Bank bond repurchases began to fade.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals.

We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overview

Capital Allocator

Global capital markets provided few sources of return in 2015, as investors remained unsettled about global growth. The only major region with positive equity returns for the year was Japan. Emerging markets equity were the worst performing part of the market and most other asset classes produced returns slightly above and below zero. US small- and mid-cap equities materially underperformed their large-cap peers. The US fixed income market was slightly positive for the year, while the global bond market was negative. Market volatility has increased and the positive feelings for the first half of 2015 were largely erased in the fourth quarter due to concerns about global growth rates, weakness in commodity prices and the pace and timing of the looming US Federal Reserve (the “Fed”) interest rate hike cycle.

Japanese equities were the market leaders in 2015 as the current program of “Abenomics” continues to bear fruit. Corporate profits and share prices have reached near term highs and, while economic growth is not strong, it remains positive.

In the US, equity markets were affected by continued concerns regarding global growth, valuations that are not cheap, and the beginning of the Fed rate hike cycle. Economic data in the US is largely mixed, and investors have become fearful as the Fed may no longer be as supportive. The smaller cap stocks have felt the impact most severely as they are more tied to the domestic economy and the oil and gas exploration & production industry that is most associated with fracking and most vulnerable to the low price of oil.

The European equity market finished the year in negative territory. Economic recovery continues in the region, but investor enthusiasm remains tepid given the mixed progress among individual countries. We are optimistic about the longer-term prospects for economic repair, though we recognize it is still likely to be a drawn out process. Elections that have produced uncertain leadership do not help the situation, particularly in Spain, where a new coalition government will struggle to implement a pro-growth policy. There are also additional strains associated with the Syrian refugee crisis that are adding to the uncertainty.

Emerging markets equities posted the worst returns of any major asset class. Lower commodity prices and uncertainty in China continue to be a drag on capital markets. Countries in the Middle East and Latin America continued to struggle most, mired in domestic turmoil and commodity woes. We maintain our cautious view on emerging markets, particularly given the persistent weakness in commodity prices. At this time we do not observe any near-term catalysts for performance, but we remain watchful for developments that suggest the environment may be changing.

While markets underwent a further decline in the fourth quarter, we believe that global economic growth will continue, though at a muted pace. Accommodative central bank policies and the ongoing economic recovery in the developed economies will be the driver and lower oil prices will ultimately be stimulative to consumption in energy-importing countries.

The US bond market ended the year with slight gains but modestly declined in December with rates rising across the curve. The much anticipated “lift-off” from the zero interest policy was the main catalyst. The US dollar ended the year higher, despite selling off from near-term highs toward year-end.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the year ended December 31, 2015, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of -3.80%, while Open Shares posted a total return of -4.61%, as compared with the -0.87% return for the MSCI World® Index and -0.14% return for the Global Asset Allocation Blended Index.1

Thematic investments, which represented 52% of the Portfolio as of December 31, 2015, underperformed both the Global Asset Allocation Blended Index and the MSCI World Index during the period. Broad European equity exposure, and specifically to Spain and Italy, were sources of underperformance. Large-cap Japanese equity was also a detractor, though Japanese small-cap investments helped mitigate some of the downside. Investments in US consumer services, technology, and aerospace & defense were the main con-

Annual Report  3

tributors to return. During the period, derivatives exposure included three custom baskets of securities. One basket is focused on US large-cap equities that have historically outperformed the market during periods of low energy prices, and this investment produced a positive return in the period and a neutral impact to the overall Portfolio performance. Another basket, which provided exposure to stocks that historically tend to outperform in low growth and low inflation environments, had a negative impact on the Portfolio’s performance due to a smaller cap bias. The third custom basket, which provided exposure to European export companies, also underperformed in the period as European shares were generally weak. These investments represent unique opportunity sets based on a top-down macroeconomic investment thesis. These custom baskets of specific securities exposure do not exist in public markets; accordingly, the specific exposure desired was achieved by designing and building these baskets via swap agreements with one or more counterparties.

Diversifying investments, which represented 35% of the Portfolio at the end of December, underperformed the benchmarks over the period. Investments in US credit markets, particularly high yield bonds, were the major source of underperformance for the category. Cash and short-term bonds were positives contributors. Currency hedges (executed through the use of forward currency contracts), were relatively flat for the period and we retained a short euro position while we exited the short yen position.

Contrarian investments, which represented 8% of the Portfolio at the end of the period, underperformed the MSCI World Index and the Global Asset Allocation Blended Index for the year. Exposure to regional banking and the broad financial sector were the largest detractors to returns. Emerging markets exposures were also a detractor. Tactical trading activity in volatility securities was accretive to the Portfolio. We have owned exchange-traded notes (senior, unsecured, unsubordinated debt securities issued by an underwriting bank) that are both positively and negatively correlated with the CBOE Short Term Volatility® Index (VIX), and the VIX Medium Term® Index. All financial and emerging markets equity positions in this investment theme were exited in the period.

Discounted investments, which represented 5% of the Portfolio as of December 31, 2015, underperformed both benchmarks during the period. Our short-term positions in energy closed-end funds were the main detractor from performance as these securities declined significantly during the selloff in oil prices. An Indian equity closed-end fund contributed to returns during the period. The Indian equity closed-end fund position and the energy closed-end fund positions were exited during the period.

Notes to Investment Overview:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager, composed of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index.

4  Annual Report

The Lazard Funds, Inc. Performance Overview

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World® Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	Institutional Shares			Open Shares
	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†
Capital Allocator Opportunistic Strategies Portfolio**	-3.80%	3.54%	3.04%	-4.61%	3.09%	2.71%
MSCI World Index	-0.87%	7.59%	4.03%	-0.87%	7.59%	4.10%
Global Asset Allocation Blended Index	-0.14%	6.11%	4.59%	-0.14%	6.11%	4.63%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index. The Barclays Capital US Aggregate Bond Index covers the investment grade, US dollar-denominated, fixed-rate taxable bond market, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

Annual Report  5

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2015 through December 31, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolio, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolio, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15	Annualized Expense Ratio During Period 7/1/15 - 12/31/15

Capital Allocator Opportunistic Strategies

Institutional Shares
Actual	$1,000.00	$967.80	$5.06	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19	1.02%
Open Shares
Actual	$1,000.00	$961.60	$6.53	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.72	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

6  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2015

Asset Class/Sector*	Lazard Capital Allocator Opportunistic Strategies Portfolio

Equity**
Consumer Discretionary	13.8%
Consumer Staples	3.1
Energy	1.0
Financials	4.9
Health Care	2.8
Industrials	9.0
Information Technology	11.4
Materials	2.2
Telecommunication Services	0.6
Utilities	0.6
Fixed Income and Other***	26.0
Short-Term Investment	24.6
Total Investments	100.0%

*	Represents percentage of total investments.
**	Equity sector breakdown is based upon the exchange-traded funds underlying holdings.
***	Other is representative of structured notes.

Annual Report  7

The Lazard Funds, Inc. Portfolio of Investments December 31, 2015

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Note | 2.0%
VelocityShares Daily Inverse VIX Short-Term ETN (a) (Identified cost $3,651,124)	135,500	$3,495,900

Exchange-Traded Funds | 68.2%

Equity Funds | 49.4%
First Trust NASDAQ Global Auto Index Fund	173,000	6,266,060
iShares Currency Hedged MSCI Eurozone ETF	300,100	7,748,582
iShares MSCI Europe Small-Cap ETF	144,400	6,538,432
iShares MSCI Eurozone ETF	207,600	7,274,304
iShares MSCI Japan ETF	580,600	7,036,872
iShares MSCI Japan Small-Cap ETF	159,600	9,328,620
iShares North American Tech ETF	158,547	17,533,713
iShares U.S. Consumer Services ETF	64,200	9,289,098
PowerShares Aerospace & Defense Portfolio	254,300	9,063,252
SPDR Barclays Convertible Securities ETF	106,600	4,613,648
		84,692,581

Description	Shares	Value

Fixed-Income Funds | 18.8%
PowerShares Fundamental High Yield Corporate Bond Portfolio	1,050,700	$18,324,208
Vanguard Short-Term Corporate Bond ETF	175,700	13,878,543
		32,202,751
Total Exchange-Traded Funds (Identified cost $119,290,486)		116,895,332
Closed-End Management Investment Company | 5.1%
Eaton Vance Limited Duration Income Fund (Identified cost $8,962,846)	682,900	8,713,804

Short-Term Investment | 24.6%
State Street Institutional Treasury Money Market Fund (Identified cost $42,077,189)	42,077,189	42,077,189

Total Investments | 99.9%
(Identified cost $173,981,645) (b), (c)		$171,182,225

Cash and Other Assets in Excess of Liabilities | 0.1%		168,318

Net Assets | 100.0%		$171,350,543

Forward Currency Sale Contracts open at December 31, 2015:

				Cost
		Settlement		on Origination	Unrealized
Currency	Counterparty	Date	Quantity	Date^	Depreciation
EUR	SSB	02/18/16	5,589,973	5,949,000	$132,510
EUR	SSB	02/18/16	8,422,043	8,994,952	167,657
Total Forward Currency Sale Contracts					$300,167

^	In USD unless otherwise indicated.

Total Return Swap Agreements open at December 31, 2015:

			Notional
			Amount	Expiration		Unrealized
Pay	Currency	Counterparty	(000)	Date	Receive	Depreciation

1 Month USD LIBOR plus 0.40%	USD	GSC	9,594	06/27/16	Appreciation, and dividends paid, on securities in a basket of domestic equity securities	$74,078
1 Month USD LIBOR plus 0.40%	EUR	GSC	6,140	11/25/16	Appreciation, and dividends paid, on securities in a basket of European equity securities	82,260
Gross unrealized depreciation on Total Return Swap Agreements						$156,338

The accompanying notes are an integral part of these financial statements.

8  Annual Report

The Lazard Funds, Inc. Notes to Portfolio of Investments December 31, 2015

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost was $174,032,909, aggregate gross unrealized appreciation was $1,446,634, aggregate gross unrealized depreciation was $4,297,318, and the net unrealized depreciation was $2,850,684.
(c)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts and swap agreements.

Abbreviations:

ETF	—	Exchange-Traded Fund
ETN	—	Exchange-Traded Note
EUR	—	Euro
GSC	—	Goldman Sachs International
LIBOR	—	London Interbank Offered Rate
SSB	—	State Street Bank and Trust Co.
USD	—	United States Dollar

The accompanying notes are an integral part of these financial statements.

Annual Report  9

The Lazard Funds, Inc. Statement of Assets and Liabilities

December 31, 2015	Lazard Capital Allocator Opportunistic Strategies Portfolio

ASSETS
Investments in securities, at value	$171,182,225
Cash collateral due from broker	870,000
Receivables for:
Dividends	241,231
Investments sold	2,127
Total assets	172,295,583

LIABILITIES
Due to custodian	261,380
Payables for:
Management fees	138,184
Accrued distribution fees	161
Capital stock redeemed	20,114
Gross unrealized depreciation on:
Forward currency contracts	300,167
Swap agreements	156,338
Other accrued expenses and payables	68,696
Total liabilities	945,040
Net assets	$171,350,543

NET ASSETS
Paid in capital	$175,357,296
Distributions in excess of net investment income	(309,347)
Accumulated net realized loss	(441,481)
Net unrealized depreciation on:
Investments	(2,799,420)
Forward currency contracts	(300,167)
Swap agreements	(156,338)
Net assets	$171,350,543

Institutional Shares
Net assets	$170,625,965
Shares of capital stock outstanding*	18,234,761
Net asset value, offering and redemption price per share	$9.36

Open Shares
Net assets	$724,578
Shares of capital stock outstanding*	77,778
Net asset value, offering and redemption price per share	$9.32

Cost of investments in securities	$173,981,645

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

10  Annual Report

The Lazard Funds, Inc. Statement of Operations

For the Year Ended December 31, 2015	Lazard Capital Allocator Opportunistic Strategies Portfolio

Investment Income

Income
Dividends	$2,920,529

Expenses
Management fees (Note 3)	1,748,920
Administration fees	84,980
Professional services	77,636
Custodian fees	52,304
Registration fees	36,100
Shareholders’ reports	28,561
Shareholders’ services	27,489
Distribution fees (Open Shares)	14,884
Directors’ fees and expenses	10,121
Other	13,360
Total gross expenses	2,094,355
Management fees waived	(292,442)
Total net expenses	1,801,913
Net investment income	1,118,616

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts and Swap Agreements
Net realized gain on:
Investments	3,265,615
Foreign currency and forward currency contracts	25,483
Swap agreements	76,832
Total net realized gain on investments, foreign currency, forward currency contracts and swap agreements	3,367,930
Net change in unrealized depreciation on:
Investments	(9,984,780)
Forward currency contracts	(300,167)
Swap agreements	(566,090)
Total net change in unrealized depreciation on investments, forward currency contracts and swap agreements	(10,851,037)
Net realized and unrealized loss on investments, foreign currency, forward currency contracts and swap agreements	(7,483,107)
Net decrease in net assets resulting from operations	$(6,364,491)

The accompanying notes are an integral part of these financial statements.

Annual Report  11

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Capital Allocator Opportunistic Strategies Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase (Decrease) in Net Assets

Operations
Net investment income	$1,118,616	$729,169
Net realized gain on investments, foreign currency, forward currency contracts, options and swap agreements	3,367,930	14,990,239
Net change in unrealized depreciation on investments, foreign currency, forward currency contracts and swap agreements	(10,851,037)	(7,053,884)
Net increase (decrease) in net assets resulting from operations	(6,364,491)	8,665,524
Distributions to shareholders
From net investment income
Institutional Shares	(537,708)	(5,125,559)
Open Shares	(287)	(92,244)
From net realized gains
Institutional Shares	(4,106,775)	(7,156,671)
Open Shares	(107,847)	(144,846)
Return of capital
Institutional Shares	(80,408)	—
Open Shares	(43)	—
Net decrease in net assets resulting from distributions	(4,833,068)	(12,519,320)
Capital stock transactions
Net proceeds from sales
Institutional Shares	54,140,485	43,633,391
Open Shares	7,617,272	2,263,638
Net proceeds from reinvestment of distributions
Institutional Shares	4,523,591	11,844,026
Open Shares	107,963	229,550
Cost of shares redeemed
Institutional Shares	(62,815,108)	(80,417,261)
Open Shares	(10,467,007)	(1,037,731)
Net decrease in net assets from capital stock transactions	(6,892,804)	(23,484,387)
Redemption fees (Note 2(h))
Institutional Shares	1,433	558
Open Shares	—	5
Net increase in net assets from redemption fees	1,433	563
Total decrease in net assets	(18,088,930)	(27,337,620)
Net assets at beginning of year	189,439,473	216,777,093
Net assets at end of year*	$171,350,543	$189,439,473
*Includes distributions in excess of net investment income of	$(309,347)	$(691,342)
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of year	18,509,479	20,912,934
Shares sold	5,591,303	4,201,701
Shares issued to shareholders from reinvestment of distributions	486,397	1,173,839
Shares redeemed	(6,352,418)	(7,778,995)
Net decrease	(274,718)	(2,403,455)
Shares outstanding at end of year	18,234,761	18,509,479
Open Shares
Shares outstanding at beginning of year	394,279	255,504
Shares sold	752,866	217,360
Shares issued to shareholders from reinvestment of distributions	11,594	22,773
Shares redeemed	(1,080,961)	(101,358)
Net increase (decrease)	(316,501)	138,775
Shares outstanding at end of year	77,778	394,279

The accompanying notes are an integral part of these financial statements.

12  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of year	$10.02	$10.24	$10.03	$9.26	$9.96
Income (loss) from investment operations:
Net investment income (a)	0.07	0.04	0.09	0.11	0.12
Net realized and unrealized gain (loss)	(0.46)	0.41	1.12	0.74	(0.45)
Total from investment operations	(0.39)	0.45	1.21	0.85	(0.33)
Less distributions from:
Net investment income	(0.03)	(0.28)	(0.48)	(0.08)	(0.13)
Net realized gains	(0.24)	(0.39)	(0.52)	—	(0.24)
Return of capital	— (b)	—	—	—	—
Total distributions	(0.27)	(0.67)	(1.00)	(0.08)	(0.37)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$9.36	$10.02	$10.24	$10.03	$9.26

Total Return (c)	–3.80%	4.40%	12.22%	9.16%	–3.28%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$170,626	$185,489	$214,161	$224,982	$258,832
Ratios to average net assets:
Net expenses	1.02%	1.02%	1.02%	1.02%	1.02%
Gross expenses	1.18%	1.15%	1.13%	1.12%	1.13%
Net investment income	0.66%	0.35%	0.89%	1.13%	1.25%
Portfolio turnover rate	255%	265%	193%	139%	155%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of year	$10.02	$10.24	$10.03	$9.26	$9.97
Income (loss) from investment operations:
Net investment income (a)	0.01	0.01	0.06	0.07	0.08
Net realized and unrealized gain (loss)	(0.47)	0.41	1.12	0.75	(0.45)
Total from investment operations	(0.46)	0.42	1.18	0.82	(0.37)
Less distributions from:
Net investment income	— (b)	(0.25)	(0.45)	(0.05)	(0.10)
Net realized gains	(0.24)	(0.39)	(0.52)	—	(0.24)
Return of capital	— (b)	—	—	—	—
Total distributions	(0.24)	(0.64)	(0.97)	(0.05)	(0.34)
Redemption fees	—	— (b)	—	—	— (b)
Net asset value, end of year	$9.32	$10.02	$10.24	$10.03	$9.26

Total Return (c)	–4.51%	4.10%	11.90%	8.84%	–3.72%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$725	$3,950	$2,616	$3,099	$6,111
Ratios to average net assets:
Net expenses	1.32%	1.32%	1.32%	1.32%	1.32%
Gross expenses	1.66%	1.81%	1.84%	1.67%	1.57%
Net investment income	0.15%	0.14%	0.60%	0.69%	0.77%
Portfolio turnover rate	255%	265%	193%	139%	155%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  13

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2015

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of December 31, 2015. This report includes only the financial statements of Capital Allocator Opportunistic Strategies Portfolio. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, an R6 Share class was classified for each Portfolio. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2015, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business, generally as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time, the “Regular Closing Time”). When trading on the NYSE is unexpectedly closed prior to the Regular Closing Time, or an earlier scheduled close (such as on certain days around holidays when the NYSE is scheduled to close before 4:00 p.m.), and remains closed through the time of the Regular Closing Time (or an earlier scheduled close), the NAV of each class of each Portfolio may nonetheless be calculated as of the Regular Closing Time (or an earlier scheduled close) if, in the judgment of the Investment Manager, there is sufficient trading in other markets between the unexpected close

14  Annual Report

and the Regular Closing Time (or an earlier scheduled close) for securities for which the NYSE is usually considered the primary market. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

Annual Report  15

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(d) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2015, the average monthly notional exposure of swap agreements was approximately $13,000,000.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2015, the Portfolio had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the Portfolio elected to defer such losses as follows:

Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral
$390,218	$742,769

Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Portfolio’s 2015 tax returns.

16  Annual Report

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolio intends to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and certain derivatives. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(80,451)	$(118,175)	$198,626

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

Ordinary Income		Long-Term Capital Gain
2015	2014	2015	2014
$1,373,879	$8,673,781	$3,378,738	$3,845,539

In 2015, the Portfolio had return of capital distributions of $80,451.

At December 31, 2015, the components of distributable earnings, on a tax basis, were as follows:

Undistributed Ordinary Income/Deferred Late Year Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Depreciation Including Foreign Currency and Derivatives
$(742,769)	$(390,218)	$(2,873,766)

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—The Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolio and are included as paid in capital on the Statement of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolio, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by the Portfolio monthly, at the annual rate of 1.00%.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolio through May 1, 2016 if annualized operating

Annual Report  17

expenses (exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees) exceed 1.02% and 1.32% of average daily net assets for the Institutional Shares and Open Shares, respectively.

During the year ended December 31, 2015, the Investment Manager waived a portion of its management fees of $272,054 and $20,388 for the Institutional Shares and Open Shares, respectively.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2015, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Directors’ fees were allocated among the funds in the Lazard Fund Complex and Lazard Alternative Emerging Markets 1099 Fund at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statement of Operations shows the Directors’ fee and expenses paid by the Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2015 were $339,618,957 and $335,945,618, respectively.

For the year ended December 31, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting

18  Annual Report

of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, and from June 29, 2015 to December 31, 2015, at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee from January 1, 2015 to June 28, 2015 and 0.20% per annum from June 29, 2015 to December 31, 2015 on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2015, the Portfolio had no borrowings under the Agreement.

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devalua-

tion of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Underlying Funds Risk—Shares of ETNs, ETFs and closed-end funds (the “Underlying Funds”) in which the Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index based strategy may diverge from the performance of the index. ETNs may trade in secondary markets, but typically are redeemable by the issuer. The Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not registered under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make interest payments. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Portfolio may rely or an exemption is available.

Annual Report  19

(c) Swap Agreements and Other Derivatives Risk—Swap agreements and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, interest rate, index, commodity, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

20  Annual Report

The following table summarizes the valuation of the Portfolio’s investments by each fair value hierarchy level as of December 31, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015

Assets
Exchange-Traded Note	$3,495,900	$—	$—	$3,495,900
Exchange-Traded Funds	116,895,332	—	—	116,895,332
Closed-End Management Investment Company	8,713,804	—	—	8,713,804
Short-Term Investment	42,077,189	—	—	42,077,189
Total	$171,182,225	$—	$—	$171,182,225

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(300,167)	$—	$(300,167)
Total Return Swap Agreements	—	(156,338)	—	(156,338)
Total	$—	$(456,505)	$—	$(456,505)

*	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2015.

For further information regarding security characteristics see Portfolio of Investments.

10. Derivative Instruments

The Portfolio may use derivative instruments, including forward currency contracts and swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

During the year ended December 31, 2015, the notional amounts of purchases and sales of forward currency contracts were $32,091,167 and $56,035,553, respectively, with average monthly notional exposure of approximately $27,200,000.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:

Fair Value

Liability Derivatives
Equity Risk:
Gross unrealized depreciation on total return swap agreements	$156,338
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$300,167

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized gain on total return swap agreements	$76,832
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$42,328
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized depreciation on total return swap agreements	$(566,090)
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(300,167)

Annual Report  21

See Notes 2(c), 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of December 31, 2015, the Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master net-

ting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2015:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$300,167	$—	$300,167
Total Return Swap Agreements	156,338	—	156,338
Total	$456,505	$—	$456,505

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts

Goldman Sachs International	$156,338	$—	$(156,338)	$—
State Street Bank and Trust Co.	300,167	—	—	300,167
Total	$456,505	$—	$(156,338)	$300,167

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial state-

ments and has determined that there were no subsequent events that required adjustment or disclosure.

22  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Capital Allocator Opportunistic Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lazard Capital Allocator Opportunistic Strategies Portfolio (the “Portfolio”), one of the portfolios constituting The Lazard Funds, Inc. (the “Funds”) as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Capital Allocator Opportunistic Strategies Portfolio of The Lazard Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 29, 2016

Annual Report  23

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (70)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (71)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

24  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2016, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report  25

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (45)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Associate at Clifford Chance US LLP (2006 – July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

26  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2015

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2015:

Of the dividends paid by the Portfolio, none are qualified dividend income.

Of the dividends paid by the Portfolio, 2.90% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Portfolio has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report  27

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS030

Lazard Funds Annual Report

December 31, 2015

Emerging Market Funds

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Advantage Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi Asset Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Explorer Total Return Portfolio

Lazard Emerging Markets Income Portfolio

PRIVACY NOTICE	Revised September 30, 2015

FACTS	What does Lazard do with your personal information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  • Social Security number

  • Assets and income

  • Account transactions

  • Credit history

  • Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.

How does Lazard collect my personal information?

We collect your personal information, for example, when you:

  • Open an account

  • Seek advice about your investments

  • Direct us to buy securities

  • Direct us to sell your securities

  • Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:

  • Sharing for affiliates’ everyday business purposes — information about your creditworthiness

  • Affiliates from using your information to market to you

  • Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
9	Performance Overviews
18	Information About Your Portfolio’s Expenses
21	Portfolio Holdings Presented by Sector and Region
22	Portfolios of Investments
22	Lazard Emerging Markets Equity Portfolio
24	Lazard Emerging Markets Core Equity Portfolio
26	Lazard Developing Markets Equity Portfolio
28	Lazard Emerging Markets Equity Advantage Portfolio
32	Lazard Emerging Markets Equity Blend Portfolio
35	Lazard Emerging Markets Multi Asset Portfolio
46	Lazard Emerging Markets Debt Portfolio
52	Lazard Explorer Total Return Portfolio
58	Lazard Emerging Markets Income Portfolio
61	Notes to Portfolios of Investments
66	Statements of Assets and Liabilities
68	Statements of Operations
70	Statements of Changes in Net Assets
74	Financial Highlights
84	Notes to Financial Statements
106	Report of Independent Registered Public Accounting Firm
107	Board of Directors and Officers Information
110	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2015, global equity market volatility increased due to the prospect of a debt default by Greece, uncertain global monetary policy, and oil price instability. In the US, markets rose modestly as the labor market improved and corporate earnings generally exceeded expectations. Japanese equities extended their impressive streak as Abenomics reforms began to pay dividends. In Europe, the economic recovery continued, but investor enthusiasm remained tepid as countries in the region made mixed progress. Meanwhile, emerging markets assets recorded another difficult year due to economic and political challenges and uncertainty about the possibility of interest rate increases in the US.

Interest rates diverged around the world after the US Federal Reserve announced its highly anticipated rate hike on December 16, and the US yield curve flattened as shorter-maturity yields rose slightly more than those with longer maturities. Currencies were volatile in 2015 and the US dollar strengthened against most of its global counterparts. Investor enthusiasm for European bonds with very low or negative yields waned as the effects of European Central Bank bond repurchases began to fade.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals. As the investment landscape changes, we endeavor to provide suitable portfolio solutions for investors. With this in mind, we launched three new quantitative mutual funds in 2015, namely the Lazard International Equity Advantage Portfolio, the Lazard Managed Equity Volatility Portfolio, and the Lazard Emerging Markets Equity Advantage Portfolio.

We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2   Annual Report

The Lazard Funds, Inc. Investment Overviews

Emerging Markets Equities, Debt, and Currency

With high economic uncertainty and worries about the possibility of interest rate increases in the US, shares in the emerging markets experienced another very difficult year in 2015. This resulted in a third consecutive year of significant underperformance compared with developed markets. The MSCI Emerging Markets® Index (the “EM Index”) fell by 14.9%, as measured in US dollar terms. Latin America was by far the worst-performing region, declining by over 30% in 2015. Asian and European emerging markets performed less poorly, all but two countries recorded negative returns. In general, markets performed reasonably well in the first half of the year and then plummeted in the third quarter and, to a lesser degree, in the fourth quarter. Because of the concerns over global economic growth and commodity price declines, economically sensitive shares tended to considerably underperform more defensive areas. Also noteworthy, the US Federal Reserve decided to begin raising short-term US interest rates at the end of the year, the first increase in nearly a decade.

The severe weakness in commodity and, particularly, oil prices throughout the year resulted in large declines in share prices in Colombia, Brazil, and Peru. Brazil’s very public investigation into fraud at the state-controlled oil company Petrobras caused impeachment procedures against President Dilma Roussef, and undermined support for Finance Minister Joaquim Levy, thereby dramatically pressuring the real. Weakness in the relatively more stable and less oil-dependent economies of Chile and Mexico was considerably less severe.

South African equities were hit by weak commodity prices, as well as President Zuma’s decision, in December to replace Finance Minister Nhlanhla Nene with the significantly less experienced David van Rooyen. Although he ultimately selected Pravin Gordhan, a previous Finance Minister, it illustrated political miscalculations throughout the year in the asset class. These miscalculations also occurred in Turkey, a market which should have benefited from lower oil prices. However, President RecepTayip Erdogan’s very public comments at the beginning of the year on interest rates undermined the central bank and the currency.

Political issues over elections and Kurdish groups further unsettled markets over the course of the year. Greece continued to be highly volatile throughout the year as the newly-elected Syriza party negotiated its financial situation with the European Union. As a result of this uncertainty, it was the worst-performing country over the year. Russian shares were relatively good performers following a very weak year in 2014, mainly because of a cease-fire with Ukraine and despite weak oil prices.

China continued to be a very critical market in 2015, with China A-shares as well as Hong Kong-listed H-shares, rising significantly through the first half of the year. When MSCI decided not to immediately include China A-shares in the EM Index, Chinese shares tumbled. The authorities tried, somewhat in vain, to stabilize the declines through interest rate and bank reserve requirement declines as well as by raising minimum equity levels for pension plans. The economic slowdown and political disagreements in Indonesia depressed that market, with a particular decline in the rupiah in the third quarter. The collapse in oil prices and scandal concerning Prime Minister Najib Razak over the 1MDB investment fund in Malaysia, had the effect of significantly reducing share prices there. Thai stock prices were pressured by a slowing economy and worsening asset quality in the banking system.

While performance of all sectors was negative for the year, by sector, the materials, utilities, telecom services, energy, and financials sectors performed especially poorly. Consumer staples, information technology, and health care were relatively better performing sectors.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2015, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of -20.16%, while Open Shares posted a total return of -20.33%, as compared with the -14.92% return for the EM Index. The R6 Shares posted a total return of -20.50% for the period since inception on January 19, 2015 through December 31, 2015, compared with the -15.04% return for the EM Index for the same period.

Annual Report  3

Shares of NetEase, a Chinese online gaming and internet portal company, experienced continued strength with its hit mobile games. The company also has a strong pipeline of new games. Sberbank, a Russian bank, rose after reporting better-than-expected earnings and positive guidance for credit costs. OTP Bank, a Hungarian bank, benefited from improving returns in Hungary and Bulgaria, as well as news of a reduction of the special banking tax in 2016. KT&G, a South Korean tobacco company, reported better-than-expected results with gains on tobacco sales and higher-than-expected average-selling-prices. Kimberly-Clark de Mexico, a Mexican distributor of sanitary products, posted better-than-expected results driven by improved pricing. In addition, stock selection in the telecom sector helped performance.

In contrast, Banco do Brasil, BB Seguridade, and Cielo, respectively a Brazilian bank, insurance company, and credit card processing company respectively, all experienced share price weakness on the back of macroeconomic concerns, with declines in consensus GDP growth and a weakening real. Punjab National Bank, an Indian bank, declined on the back of continued pressure on asset quality and lower levels of growth. SK Hynix, a South Korean semiconductor manufacturer, has been hurt by weaker dynamic access random memory pricing due to a sluggish personal computer market. Stock selection in the energy, financials, industrials, and consumer discretionary sectors, and in India hurt performance. In addition, a higher-than-index exposure to Brazil detracted from performance.

Lazard Emerging Markets Core Equity Portfolio

For the year ended December 31, 2015, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of -10.36%, while Open Shares posted a total return of -10.81%, as compared with the -14.92% return for the EM Index.

Security selection was positive in the industrials, consumer staples, financials, and telecom services sectors, as well as in China, Mexico, and Taiwan. NetEase, a Chinese developer of online games and services, climbed on better-than-expected earnings driven by continued success in its mobile game launches and inclusion of its shares in the EM Index. Eclat Textile, a fabric and garment original equipment manufacturer/original design manufacturer in Taiwan, outperformed due their strong second-quarter results as well as optimism on future order outlook from its key customers, such as Nike and Under Armour. HDFC Bank, India’s second-largest private sector lender by assets, outperformed as it continues to post strong current account and savings account growth, even as growth at its peers moderated. Gruma SAB, a Mexican producer of corn, wheat flour, and tortillas, outperformed as more than 70% of its second-quarter revenue came from outside Mexico, where the peso has fallen to a record low. China Railway Construction Corporation, China’s largest rail manufacturing company which was formed out of a merger in 2015, rose as it began to expand internationally, opening a new plant in the US that will assemble new cars for Boston’s subway system.

In contrast,Tencent Holdings, China’s largest and most used internet service portal, rose after announcing better results for the third quarter, driven by outperformance in gaming and advertising revenue. However, an underweight to Tencent detracted slightly from performance. SK Hynix, a South Korean semiconductor and memory component manufacturer, declined amid concerns over slowing growth globally and its impact on technology export markets. ICICI Bank, India’s largest private sector bank by assets, declined on concerns over competition as the central bank granted the approval of licenses for applicants seeking to open new banks. Kasikornbank, a Thailand-based provider of commercial and investment banking services, declined due to slowing loan growth and weaker asset quality. Ita’u Unibanco, a Brazilian private sector bank, detracted due to economic contraction, a weaker currency, and political uncertainty in the country. Security selection was negative in the health care and energy sectors, as well as in South Korea and India.

Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2015, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of -12.84%, while Open Shares posted a total return of -13.11%, as compared with the -14.92% return for the EM Index.

4  Annual Report

Stock selection in the industrials, consumer staples, financials, health care, and consumer discretionary sectors, as well as in China, Russia,Turkey, India, and South Korea helped performance. Additionally, a lower-than-index exposure to the telecommunication services sector, and to South Africa and Malaysia, as well as a higher-than-index exposure to the health care and consumer discretionary sectors, and to Russia, China, and India, added value. Korea Aerospace Industries, a Korean defense company, outperformed due to strong new order flows and solid execution of existing projects. X5 Retail Group, a Russian food retailer, moved higher on the back of strong results showing organic growth momentum across formats. New Oriental Education & Technology, a Chinese company that develops and offers English learning services, outperformed on continued improvement in enrollment growth. Aurobindo Pharma, an Indian generics manufacturer, did well on the back of strong earnings growth. China State Construction International Holdings, a Chinese building and engineering services firm, rose on strong order growth.

Freeport-McMoRan, a global copper mining company, sold off on the correction in copper prices. Credicorp, a Peruvian bank, did poorly after MSCI proposed reclassifying Peru as a frontier market. Estacio Participacoes, a Brazilian private school operator, underperformed on the back of changes to a government-funded education program. Bancolombia, one of the largest banks in Colombia, was weaker after management said loan growth would be subdued over the next year. Gerdau, a Brazilian steel producer, continued to suffer from a challenging economic environment in Brazil. Stock selection in the materials and energy sectors as well as in Brazil detracted value. Lastly, a lower-than-index exposure to South Korea and a higher-than-index exposure to Turkey hurt performance.

New Fund Launched: Lazard Emerging Markets Equity Advantage Portfolio

For the period since inception on May 29, 2015 through December 31, 2015, the Lazard Emerging Markets Equity Advantage Portfolio’s Institutional Shares posted a total return of -17.97%, while Open Shares posted a total return of -18.13%, as compared with the -19.50% return for the EM Index.

In the difficult environment for emerging market equities, the Portfolio has defended against the large draw-down in equity prices. Favorable stock selection has provided an incremental return above the EM Index, helped largely by the holdings in the industrials and financial sectors. Stocks in the consumer discretionary sector were the only notable relative weakness. Taiwan Semiconductor, the largest single holding in the Portfolio during the period, declined only 3.8% during the period and provided the largest contribution to relative return. The declining growth in smartphone sales directly impacted this major supplier offset by the growth in the lower-end cell phones where they also manufacture components. Tipco Asphalt soared over 60% in the period as the company benefited from lower commodity prices and an escalation in infrastructure spending in Asia. The company forecasts that their sales will double in the next three years. Gentera, the Mexican regional bank, has reported solid loan growth benefiting from the improving Mexican economy. The company expects to increase their net interest income by nearly 20% in 2016, giving a boost to the stock during the period. Relative detractors from the Portfolio’s return during the period were all commodity based businesses that are suffering from the worldwide plunge in prices. Compañía de Minas Buenaventura, the Peruvian mining concern, fell sharply as production continues to fall. The company is struggling to remain profitable since present market prices are below production costs. China Hongqiao, the aluminum producer, has been aggressively curtailing capacity and has incurred a loss as they respond to declining prices. PTT Exploration and Production, based in Thailand, has declined due to the weak oil market as well as the challenges in the local market.

Lazard Emerging Markets Equity Blend Portfolio

For the year ended December 31, 2015, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of -12.74%, while Open Shares posted a total return of -12.77%, as compared with the -14.92% return for the EM Index.

The Portfolio is managed using various emerging markets equity strategies and considers various economic and other factors through quantitative and qualitative analysis.

Annual Report  5

Changes made to the market forecast during 2015 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the US, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed income valuations, along with other data.

For 2015, stock selection in the information technology, financials, consumer staples and telecom services sectors and a higher-than-index exposure to information technology added value, as did stock selection in China, Russia,Taiwan, India, and Thailand, higher-than-index exposures to Russia, China, and India and lower-than-index exposure to Thailand. Our exposure to small caps over the period also added value. In contrast, stock selection in the energy, consumer discretionary, and materials sectors detracted from performance, as did stock selection in Brazil and South Korea, higher-than-index exposure to Brazil, lower-than-index exposure to South Korea and out-of-index exposures to Argentina and Macau.

Lazard Emerging Markets Multi Asset Portfolio

For the year ended December 31, 2015, the Lazard Emerging Markets Multi Asset Portfolio’s Institutional Shares posted a total return of -11.69%, while Open Shares posted a total return of -11.96%, as compared with the -14.92% return for the EM Index.

The Portfolio is managed using a combination of emerging markets equity and fixed income strategies and considers various economic and other factors through quantitative and qualitative factors.

Changes made to the market forecast during 2015 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the US, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed income valuations, along with other data.

In 2015, stock selection in the financials, information technology, consumer staples, and telecom services sectors and higher-than-index exposure to the information technology sector added value, as did stock selection in China,Taiwan, Russia, and India, higher-than-index exposures to Chinese, Russian, and Indian equities and lower-than-index exposure to South African equities. Exposure to the local debt of Serbia and the local currencies of Egypt, Dominican Republic, and Hungary-these implemented via derivative instruments-also contributed, as did exposures to the external debt of Argentina and Ukraine. Our exposure to small cap equities also added value. In contrast, stock selection in the energy and consumer discretionary sectors detracted from performance, as did stock selection in South Korea and Brazil, lower-than-index exposures to South Korean equities, higher-than-index exposures to Brazilian and Turkish equities, out-of-index exposures to Macau and Argentinean equities, exposure to the local currencies of Russia, Mexico, Kazakhstan, Uganda, Colombia, and Malaysia-implemented via derivative instruments-external debt positions in Venezuela and Ecuador and hard currency corporate debt positions.

Lazard Emerging Markets Debt Portfolio

For the year ended December 31, 2015, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of -8.55%, while Open Shares posted a total return of -8.64%, as compared with the -6.10% return for the blended 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index (the “Global Diversified Index”).

From a top-down perspective, asset allocation within the Portfolio contributed to relative performance during the year. Throughout the first half of the year, the Portfolio was overweight external debt which significantly outperformed local debt. The Portfolio briefly held a tactical overweight to local currency debt in the third quarter based on our view that valuations already reflected significant negative news and that improving current accounts in certain emerging markets would help set the stage for local currency outperformance. However, these considerations were overwhelmed by concerns about a number of China-related issues, including the country’s slowing econ-

6   Annual Report

omy, the intent behind the People’s Bank of China’s renminbi devaluation, and the potential for a policy error by Chinese authorities. We subsequently returned the Portfolio to an overweight position in external debt as it became clear that none of the necessary near-term triggers to set off a local currency rally were in place. Local currency debt continued to underperform for the remainder of the year, which contributed to returns in the fourth quarter.

Overweight positions in African countries, including Côte d’Ivoire, Ghana, and Kenya detracted from performance. These countries underperformed amid the general risk-off environment and decline in commodity prices. The primary detractors from the Portfolio’s local currency allocation were overweight positions in the Mexican peso and the South African rand, which underperformed due to their high beta characteristics and high correlation to commodity prices. In local rates, the Portfolio’s overweight duration position in Brazil also weighed on performance. Brazilian rates underperformed due to the increasingly bleak political and economic situation in the country, including impeachment proceedings against the president, the ongoing Operación Lava Jato (Operation Car Wash) corruption investigation, and the most severe recession in decades.

Conversely, an overweight position in Argentina contributed to returns in the latter half of the year. Argentina was one of the best-performing countries in the index during this period due to positive sentiment surrounding the election of Mauricio Macri as president and hopes of significant economic reform.

The portfolio management team uses forward currency contracts, both opportunistically, for direct currency exposure, and defensively, for hedging purposes. For the year, the use of derivatives contributed positively to the Portfolio’s relative performance.

Lazard Explorer Total Return Portfolio

For the year ended December 31, 2015, the Lazard Explorer Total Return Portfolio’s Institutional Shares posted a total return of -5.13%, while Open Shares posted a total return of -5.42%, as compared with the -6.10% return for the Global Diversified Index.

Throughout the year, we were highly tactical in adjusting the Portfolio’s net exposure, which ranged from roughly 25% to 95% long. In general, the Portfolio’s net long exposure was focused on hard currency debt, which contributed positively to performance both on an absolute basis and relative to the blended index. However, a tactical move into local currency debt during the summer months detracted from absolute returns. Our decision to establish a modest net long local currency position was based on the view that valuations already reflected significant negative news, and improving current accounts in certain emerging markets would help set the stage for local currency outperformance. However, these considerations were overwhelmed by China-related concerns, including the country’s slowing economy, the intent behind the People’s Bank of China’s renminbi devaluation, and the potential for a policy error by Chinese authorities. We subsequently eliminated nearly all of the Portfolio’s local currency exposure due to a lack of near-term triggers to set off a local rally. The Portfolio’s net long position in emerging markets corporates also weighed on performance, especially early in the year. The Portfolio began the year with a number of high yield and commodity-sensitive corporates, whose poor performance in late 2014 continued into early 2015. Due to a negative outlook on commodities, we rotated the Portfolio into higher quality credits in more defensive sectors, including utilities and telecom services.

Meanwhile, the Portfolio’s absolute performance benefited from positions in dollar-denominated European sovereign debt. We maintained exposure to a number of countries, including Portugal, Slovenia, and Hungary, as we believed the European Central Bank would announce a larger-than-expected quantitative easing program early in the year. Longer term, we favored these countries due to their relatively lower risk compared to other emerging markets and our belief that the credit spreads of European Union members should converge over time. Also contributing to performance were the Portfolio’s positions in countries such as Argentina and Ukraine, which benefited from favorable outcomes from the presidential election in Argentina and the restructuring of Ukraine’s debt.

Annual Report  7

The portfolio management team uses forward currency contracts both opportunistically, for direct currency exposure, and defensively, for hedging purposes; credit default swaps; and interest rate swaps. For the year, the use of derivatives contributed positively to the Portfolio’s relative performance.

Lazard Emerging Markets Income Portfolio

For the year ended December 31, 2015, the Lazard Emerging Markets Income Portfolio’s Institutional Shares posted a total return of -8.04%, while Open Shares posted a total return of -8.31%, as compared with the -7.61% return for the JPMorgan Emerging Local Markets® Index Plus.

The Portfolio’s best relative performance for the period was earned in Central Emerging Europe (Romania, Poland, Hungary, and the Czech Republic). We were predominantly underweight in all four countries through most of the year due to linkages with the euro and Eurozone, where monetary easing by the European Central Bank pressured the euro and euro-aligned currencies weaker throughout the year. Tactical security selection in Hungarian and Romanian local debt also added incremental basis points. Underweights in Asia (Malaysia, Thailand, Taiwan, and Singapore) contributed 45 basis points (bps) as each of these currencies weakened during the period. Nearly half of the contribution was earned in Malaysia which has been one of the largest underweights since June due to the detrimental impact of lower oil on its current account.

Conversely, overweight Russia cost 83 bps of relative performance. The ruble weakened during the year as oil tumbled by 35%. We were positioned in Russia against underweights in other energy exporters such as Colombia and Malaysia, due to attractive yield and improving capital and current accounts. Overweight exposure to Mexico detracted 26 bps. Falling crude prices dampened investment in the energy sector, while the peso’s low yield and ample liquidity meant the peso was utilized as a proxy to hedge emerging market risk. Finally, overweight China detracted 23 bps. This position was a positive contributor until its surprise currency devaluation in August.

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

8  Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Five	Ten	Since
	Year	Years	Years	Inception†
Institutional Shares**	-20.16%	-5.24%	3.71%	5.94%
Open Shares**	-20.33%	-5.51%	3.39%	5.58%
R6 Shares**	N/A	N/A	N/A	-20.50%
EM Index	-14.92%	-4.81%	3.61%	4.57%
				(Institutional Shares)
				5.09%
				(Open Shares)
				-15.04%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived by BFDS; without such waiver of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

Annual Report   9

Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	-10.36%	-6.21%
Open Shares**	-10.81%	-6.56%
EM Index	-14.92%	-9.36%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was October 31, 2013.

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Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	-12.84%	-8.25%	1.85%
Open Shares**	-13.11%	-8.52%	1.54%
EM Index	-14.92%	-4.81%	2.56%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

Annual Report   11

Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and EM Index*

Total Returns*

Period Ended December 31, 2015

	Since
	Inception	†
Institutional Shares**	-17.97%
Open Shares**	-18.13%
EM Index	-19.50%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

12   Annual Report

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	-12.74%	-5.82%	-1.41%
Open Shares**	-12.77%	-6.06%	-1.66%
EM Index	-14.92%	-4.81%	-0.31%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

Annual Report   13

Lazard Emerging Markets Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi Asset Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	-11.69%	-4.58%
Open Shares**	-11.96%	-4.89%
EM Index	-14.92%	-5.46%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Emerging Markets Multi-Strategy Portfolio.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2011.

14   Annual Report

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	-8.55%	0.11%
Open Shares**	-8.64%	-0.16%
JPMorgan EMBI Global Diversified Index	1.18%	5.62%
JPMorgan GBI-EM Global Diversified Index	-14.92%	-3.58%
Global Diversified Index	-6.10%	1.22%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

Annual Report   15

Lazard Explorer Total Return Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Explorer Total Return Portfolio, JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	-5.13%	-2.01%
Open Shares**	-5.42%	-2.29%
JPMorgan EMBI Global Diversified Index	1.18%	4.51%
JPMorgan GBI-EM Global Diversified Index	-14.92%	-9.16%
Global Diversified Index	-6.10%	-2.07%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was June 28, 2013.

16   Annual Report

Lazard Emerging Markets Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Income Portfolio and JPMorgan Emerging Local Markets® Index Plus*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	-8.04%	-9.68%
Open Shares**	-8.31%	-9.96%
JPMorgan Emerging Local Markets Index Plus	-7.61%	-9.13%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The JPMorgan Emerging Local Markets Index Plus tracks total returns for local currency-denominated money market instruments in 23 emerging markets countries with at least US $10 billion of external trade. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

Annual Report   17

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2015 through December 31, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18   Annual Report

Portfolio	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15	Annualized Expense Ratio During Period 7/1/15 - 12/31/15

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$806.90	$5.01	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Open Shares
Actual	$1,000.00	$806.30	$6.15	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%
R6 Shares
Actual	$1,000.00	$807.20	$5.10	1.12%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70	1.12%

Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$853.00	$6.07	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%
Open Shares
Actual	$1,000.00	$852.00	$7.47	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$856.00	$5.61	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%
Open Shares
Actual	$1,000.00	$855.00	$7.34	1.57%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.29	$7.98	1.57%

Emerging Markets Equity Advantage
Institutional Shares
Actual	$1,000.00	$844.70	$5.11	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Open Shares
Actual	$1,000.00	$843.20	$6.50	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$857.20	$5.62	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%
Open Shares
Actual	$1,000.00	$858.60	$6.61	1.41%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.17	1.41%

Emerging Markets Multi Asset
Institutional Shares
Actual	$1,000.00	$885.20	$6.18	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%
Open Shares
Actual	$1,000.00	$883.40	$7.60	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

Annual Report  19

Portfolio	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15	Annualized Expense Ratio During Period 7/1/15 - 12/31/15

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$935.10	$4.88	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Open Shares
Actual	$1,000.00	$934.60	$6.34	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%

Explorer Total Return
Institutional Shares
Actual	$1,000.00	$965.80	$5.75	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90	1.16%
Open Shares
Actual	$1,000.00	$964.40	$7.43	1.50%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	$7.63	1.50%

Emerging Markets Income
Institutional Shares
Actual	$1,000.00	$928.40	$4.37	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$927.10	$5.83	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

20  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector and Region December 31, 2015

Sector*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio

Consumer Discretionary	8.9%	15.2%	15.2%	8.6%	12.7%	10.1%
Consumer Staples	8.0	6.9	4.2	6.9	4.5	3.2
Energy	7.1	—	6.5	7.4	6.4	3.4
Financials	28.5	25.9	30.4	25.5	28.8	20.3
Health Care	—	3.9	7.1	3.0	3.1	2.0
Industrials	5.8	8.4	9.8	7.1	10.3	6.1
Information Technology	24.4	21.9	18.0	21.8	25.2	16.3
Materials	4.4	5.1	6.6	6.3	3.2	2.3
Telecommunication Services	11.4	5.0	—	6.6	5.4	4.0
Utilities	0.2	2.5	—	4.2	0.4	0.6
Sovereign Debt	—	—	—	—	—	16.3
US Treasury Securities	—	—	—	—	—	7.7
Short-Term Investments	1.3	5.2	2.2	2.6	—	7.7
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Region*	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

Africa	11.4%	13.6%	—%
Asia	20.7	9.0	0.4
Europe	33.2	30.6	9.6
North America	14.9	22.8	81.2
South America	18.6	13.9	3.8
Short-Term Investments	1.2	10.1	5.0
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  21

The Lazard Funds, Inc. Portfolios of Investments December 31, 2015

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 97.7%

Argentina | 0.7%
YPF SA Sponsored ADR	4,347,081	$68,336,113

Brazil | 8.9%
Ambev SA ADR	29,576,540	131,911,368
Banco do Brasil SA	39,934,134	147,731,515
BB Seguridade Participacoes SA	20,242,100	123,788,624
CCR SA	32,446,134	102,220,966
CEMIG SA Sponsored ADR	12,115,346	18,173,019
Cielo SA	19,539,805	165,380,608
Localiza Rent a Car SA	8,173,507	51,053,887
Natura Cosmeticos SA	6,922,600	40,824,551
Vale SA Sponsored ADR	9,414,100	30,972,389
Via Varejo SA	11,287,600	9,208,741
		821,265,668
China | 14.0%
AAC Technologies Holdings, Inc.	11,347,500	73,481,779
Baidu, Inc. Sponsored ADR (a)	1,678,200	317,246,928
China Construction Bank Corp., Class H	536,801,220	364,420,707
China Shenhua Energy Co., Ltd., Class H	43,573,110	67,804,832
CNOOC, Ltd.	102,966,000	105,835,092
NetEase, Inc. ADR	1,656,604	300,242,909
Weichai Power Co., Ltd., Class H	57,549,000	63,238,042
		1,292,270,289
Egypt | 1.1%
Commercial International Bank Egypt SAE GDR	24,456,038	105,192,927

Hong Kong | 3.4%
China Mobile, Ltd. Sponsored ADR	4,800,704	270,423,657
Huabao International Holdings, Ltd.	127,346,000	46,274,132
		316,697,789
Hungary | 1.7%
OTP Bank Nyrt.	7,557,495	155,843,148

Description	Shares	Value

India | 10.7%
Axis Bank, Ltd.	26,963,374	$182,162,551
Bajaj Auto, Ltd.	2,438,990	93,268,365
Bharat Heavy Electricals, Ltd.	23,730,934	60,427,603
HCL Technologies, Ltd.	10,701,674	138,488,390
Hero MotoCorp, Ltd.	3,378,411	136,791,926
Punjab National Bank	57,724,394	100,520,633
Tata Consultancy Services, Ltd.	7,364,315	269,512,974
		981,172,442
Indonesia | 7.4%
PT Astra International Tbk	234,526,500	100,786,373
PT Bank Mandiri (Persero) Tbk	230,255,130	152,849,782
PT Semen Indonesia (Persero) Tbk	107,647,400	87,806,824
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	5,704,255	253,268,922
PT United Tractors Tbk	71,102,084	86,401,419
		681,113,320
Macau | 0.6%
Wynn Macau, Ltd.	48,370,800	56,064,766

Malaysia | 0.7%
British American Tobacco Malaysia Berhad	4,623,500	60,346,788

Mexico | 2.7%
America Movil SAB de CV, Class L Sponsored ADR	4,509,400	63,402,164
Grupo Mexico SAB de CV, Series B	40,099,747	85,599,796
Kimberly-Clark de Mexico SAB de CV, Series A	42,350,795	98,809,102
		247,811,062
Pakistan | 2.1%
Habib Bank, Ltd.	40,908,300	78,091,634
Oil & Gas Development Co., Ltd.	37,613,749	42,081,975
Pakistan Petroleum, Ltd.	58,903,102	68,219,971
		188,393,580
Philippines | 1.4%
Philippine Long Distance Telephone Co. Sponsored ADR	3,102,750	132,642,562

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Russia | 8.2%
ALROSA PAO (a)	63,152,611	$48,489,080
Gazprom PAO Sponsored ADR	32,869,932	121,848,345
Lukoil PJSC Sponsored ADR	4,206,448	134,962,723
Magnit PJSC Sponsored GDR	532,300	21,294,546
Magnit PJSC Sponsored GDR (b), (c)	1,211,865	48,741,210
MegaFon OAO GDR	825,494	9,599,761
MegaFon OAO GDR (b), (c)	4,619,460	53,816,709
Mobile TeleSystems PJSC Sponsored ADR	13,728,043	84,839,306
Sberbank of Russia PJSC (a)	169,417,851	235,630,074
		759,221,754
South Africa | 7.2%
Imperial Holdings, Ltd.	6,217,994	47,561,269
Nedbank Group, Ltd.	5,511,453	67,042,442
PPC, Ltd.	33,848,906	33,681,154
Sanlam, Ltd.	17,772,742	68,951,653
Shoprite Holdings, Ltd.	12,211,501	112,871,559
Standard Bank Group, Ltd.	9,875,608	72,168,389
The Bidvest Group, Ltd.	3,974,408	84,276,722
Vodacom Group, Ltd.	8,036,959	79,103,474
Woolworths Holdings, Ltd.	15,398,138	99,504,111
		665,160,773
South Korea | 14.4%
Coway Co., Ltd.	1,474,402	105,164,078
Hanwha Life Insurance Co., Ltd.	24,404,119	153,032,002
Hyundai Mobis Co., Ltd.	785,515	163,937,452
KB Financial Group, Inc.	4,778,603	134,259,932
KT&G Corp.	1,370,437	121,618,350
Samsung Electronics Co., Ltd.	271,726	290,157,609
Shinhan Financial Group Co., Ltd.	6,440,002	216,753,631
SK Hynix, Inc. (a)	5,504,868	142,117,548
		1,327,040,602

Description	Shares	Value

Taiwan | 5.8%
Hon Hai Precision Industry Co., Ltd.	41,045,120	$100,388,741
Taiwan Semiconductor Manufacturing Co., Ltd.	99,393,284	428,889,601
		529,278,342
Thailand | 2.6%
CP All Public Co. Ltd. (b)	82,819,700	90,334,117
Kasikornbank Public Co. Ltd.	9,102,200	37,630,443
PTT Exploration & Production Public Co. Ltd. (b)	26,767,570	42,585,616
The Siam Cement Public Co. Ltd.	5,384,900	68,634,737
		239,184,913
Turkey | 4.1%
Akbank TAS	45,677,621	104,918,507
KOC Holding AS	22,646,033	84,860,860
Turkcell Iletisim Hizmetleri AS	27,822,366	94,368,717
Turkiye Is Bankasi AS, C Shares	60,153,963	94,865,444
		379,013,528
Total Common Stocks
(Identified cost $11,566,900,522)		9,006,050,366

Short-Term Investment | 1.3%
State Street Institutional Treasury Money Market Fund (Identified cost $116,040,061)	116,040,061	116,040,061

Total Investments | 99.0%
(Identified cost $11,682,940,583) (d)		$9,122,090,427

Cash and Other Assets in Excess of Liabilities | 1.0%		93,879,699

Net Assets | 100.0%		$9,215,970,126

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 93.8%

Brazil | 3.1%
Embraer SA Sponsored ADR	31,200	$921,648
Klabin SA	219,960	1,297,851
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	97,265	1,041,752
		3,261,251
China | 23.2%
Alibaba Group Holding, Ltd. Sponsored ADR (a)	21,000	1,706,670
Anhui Conch Cement Co., Ltd., Class H	307,500	818,837
Baidu, Inc. Sponsored ADR (a)	7,254	1,371,296
China Lesso Group Holdings, Ltd.	1,895,000	1,313,615
CT Environmental Group, Ltd.	4,322,000	1,428,838
ENN Energy Holdings, Ltd.	218,000	1,150,025
Industrial & Commercial Bank of China, Ltd., Class H	7,253,000	4,344,125
Lenovo Group, Ltd.	1,118,000	1,126,589
NetEase, Inc. ADR	15,400	2,791,096
PICC Property & Casualty Co., Ltd., Class H	955,180	1,882,741
Ping An Insurance (Group) Co. of China, Ltd., Class H	5 12,500	2,809,286
Sinotrans, Ltd., Class H	1,602,000	852,387
Tencent Holdings, Ltd.	63,800	1,246,246
Vipshop Holdings, Ltd. ADR (a)	98,205	1,499,590
		24,341,341
Hong Kong | 5.7%
China Mobile, Ltd. Sponsored ADR	58,600	3,300,938
Haier Electronics Group Co., Ltd.	669,000	1,347,106
Techtronic Industries Co., Ltd.	313,000	1,271,490
		5,919,534
India | 11.3%
Dr Reddy’s Laboratories, Ltd. ADR	36,433	1,686,483
HDFC Bank, Ltd. ADR	43,569	2,683,850
ICICI Bank, Ltd. Sponsored ADR	280,800	2,198,664
Motherson Sumi Systems, Ltd.	202,568	893,414
Sun Pharmaceutical Industries, Ltd.	108,309	1,333,318
Tata Motors, Ltd. Sponsored ADR (a)	62,757	1,849,449
UPL, Ltd.	177,825	1,165,714
		11,810,892

Description	Shares	Value

Indonesia | 1.1%
PT Bank Mandiri (Persero) Tbk	1,805,600	$1,198,608

Mexico | 10.6%
Alsea SAB de CV	297,000	1,033,800
Arca Continental SAB de CV	220,800	1,341,237
Fibra Uno Administracion SA de CV REIT	453,800	1,000,311
Gruma SAB de CV, Class B	179,200	2,521,246
Grupo Aeroportuario del Pacifico SAB de CV ADR	18,000	1,589,040
Grupo Bimbo SAB de CV, Series A (a)	500,402	1,328,928
Grupo Financiero Banorte SAB de CV, Class O	239,300	1,316,292
Grupo Televisa SAB Sponsored ADR	34,800	946,908
		11,077,762
Peru | 0.8%
Credicorp, Ltd.	9,150	890,478

Philippines | 3.1%
BDO Unibank, Inc.	753,730	1,676,357
GT Capital Holdings, Inc.	55,335	1,551,014
		3,227,371
Russia | 0.6%
Magnit PJSC Sponsored GDR	14,981	600,198

South Africa | 3.6%
Mondi PLC	107,090	2,088,504
Naspers, Ltd., N Shares	12,460	1,703,597
		3,792,101
South Korea | 10.2%
Amorepacific Corp. (a)	4,181	1,468,370
Cuckoo Electronics Co., Ltd. (a)	4,587	891,102
Hotel Shilla Co., Ltd. (a)	18,950	1,239,903
KEPCO Plant Service & Engineering Co., Ltd. (a)	15,555	1,175,575
Samsung Electronics Co., Ltd.	2,823	3,014,489
SK Hynix, Inc. (a)	67,658	1,746,707
SK Telecom Co., Ltd. Sponsored ADR	55,000	1,108,250
		10,644,396

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

Taiwan | 14.9%
Advanced Semiconductor Engineering, Inc. ADR	305,900	$1,734,453
Delta Electronics, Inc.	172,669	810,381
Eclat Textile Co., Ltd.	148,156	2,040,323
Far EasTone Telecommunications Co., Ltd.	424,000	870,834
Hermes Microvision, Inc.	15,000	542,765
Hon Hai Precision Industry Co., Ltd.	686,000	1,677,828
Largan Precision Co., Ltd.	16,000	1,093,195
Mega Financial Holding Co., Ltd.	2,539,186	1,634,074
Merida Industry Co., Ltd.	223,800	1,202,508
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	177,849	4,046,065
		15,652,426
Thailand | 3.0%
Bangkok Bank Public Co. Ltd.	149,500	628,978
Bangkok Dusit Medical Services Public Co. Ltd., Class F (b)	1,669,989	1,034,897
Kasikornbank Public Co. Ltd.	349,100	1,443,254
		3,107,129
Turkey | 1.8%
TAV Havalimanlari Holding AS	176,770	1,102,419
Turk Traktor ve Ziraat Makineleri AS	32,674	779,222
		1,881,641

Description	Shares	Value

United Arab Emirates | 0.8%
Emaar Properties PJSC	559,636	$862,421

Total Common Stocks
(Identified cost $105,874,381)		98,267,549

Preferred Stock | 0.9%

Brazil | 0.9%
Itau Unibanco Holding SA Sponsored ADR (Identified cost $1,184,191)	144,561	941,092

Short-Term Investment | 5.2%
State Street Institutional Treasury Money Market Fund (Identified cost $5,484,060)	5,484,060	5,484,060

Total Investments | 99.9%
(Identified cost $112,542,632) (d)		$104,692,701

Cash and Other Assets in Excess of Liabilities | 0.1%		71,881

Net Assets | 100.0%		$104,764,582

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 97.1%

Argentina | 0.7%
YPF SA Sponsored ADR	158,020	$2,484,074

Brazil | 3.7%
Cosan SA Industria e Comercio	346,200	2,192,971
Estacio Participacoes SA	1,096,500	3,836,870
Gerdau SA Sponsored ADR	2,458,350	2,950,020
Lojas Renner SA	446,000	1,919,164
Petroleo Brasileiro SA Sponsored ADR (a)	672,600	2,286,840
		13,185,865
Canada | 0.8%
First Quantum Minerals, Ltd.	781,530	2,925,725

China | 22.8%
AAC Technologies Holdings, Inc.	656,200	4,249,283
Agricultural Bank of China, Ltd., Class H	20,260,500	8,222,372
Anhui Conch Cement Co., Ltd., Class H	3,188,500	8,490,602
Baidu, Inc. Sponsored ADR (a)	39,050	7,382,012
China Construction Bank Corp., Class H	4,768,184	3,236,999
China Medical System Holdings, Ltd.	4,547,000	6,624,719
China Merchants Bank Co., Ltd., Class H	2,578,711	6,038,023
New Oriental Education & Technology Group, Inc. Sponsored ADR	266,614	8,363,681
Ping An Insurance (Group) Co. of China, Ltd., Class H	2,023,500	11,091,882
Tencent Holdings, Ltd.	410,300	8,014,649
Vipshop Holdings, Ltd. ADR (a)	251,034	3,833,289
Zhuzhou CSR Times Electric Co., Ltd., Class H	897,931	5,179,159
		80,726,670
Colombia | 2.5%
Bancolombia SA Sponsored ADR	217,042	5,805,874
Cemex Latam Holdings SA (a)	947,440	3,075,292
		8,881,166

Description	Shares	Value

Hong Kong | 8.1%
Brilliance China Automotive Holdings, Ltd.	1,955,395	$2,448,902
China State Construction International Holdings, Ltd.	7,715,340	13,322,299
Melco Crown Entertainment, Ltd. ADR	151,200	2,540,160
SMI Holdings Group, Ltd.	8,892,000	1,052,823
Techtronic Industries Co., Ltd.	2,336,000	9,489,463
		28,853,647
India | 13.9%
Adani Ports & Special Economic Zone, Ltd.	893,968	3,499,326
Aurobindo Pharma, Ltd.	1,066,844	14,041,033
Glenmark Pharmaceuticals, Ltd.	336,105	4,647,580
HDFC Bank, Ltd. ADR	135,355	8,337,868
ICICI Bank, Ltd. Sponsored ADR	926,175	7,251,950
Reliance Industries, Ltd.	513,187	7,802,530
Shriram Transport Finance Co., Ltd.	294,680	3,817,106
		49,397,393
Indonesia | 2.0%
PT Bank Rakyat Indonesia (Persero) Tbk	8,792,900	7,187,113

Mexico | 3.0%
Grupo Financiero Banorte SAB de CV, Class O	1,942,157	10,683,019

Peru | 2.7%
Credicorp, Ltd.	96,345	9,376,295

Poland | 0.7%
Eurocash SA	207,978	2,562,410

Russia | 10.5%
Novatek OAO Sponsored GDR	76,341	6,261,268
Sberbank of Russia PJSC (a)	8,135,656	11,315,249
TMK OAO GDR	625,487	1,994,238
X5 Retail Group NV GDR (a)	515,176	9,764,772
Yandex NV Class A (a)	493,925	7,764,501
		37,100,028
South Africa | 2.3%
Petra Diamonds, Ltd.	2,082,457	2,692,541
Standard Bank Group, Ltd.	740,148	5,408,810
		8,101,351

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

South Korea | 9.3%
CJ CGV Co., Ltd. (a)	68,756	$7,296,360
Hansae Co., Ltd. (a)	117,696	5,230,739
Hotel Shilla Co., Ltd. (a)	34,269	2,242,230
Korea Aerospace Industries, Ltd. (a)	64,632	4,270,640
Samlip General Foods Co., Ltd. (a)	11,235	2,628,887
Samsung Electronics Co., Ltd.	10,712	11,438,612
		33,107,468
Taiwan | 8.5%
Advanced Semiconductor Engineering, Inc.	5,092,000	5,820,279
Catcher Technology Co., Ltd.	632,000	5,291,566
Hiwin Technologies Corp.	501,505	1,964,961
Hota Industrial Manufacturing Co., Ltd.	908,817	3,322,407
Largan Precision Co., Ltd.	78,000	5,329,325
Silicon Motion Technology Corp. ADR	149,100	4,675,776
Taiwan Semiconductor Manufacturing Co., Ltd.	882,000	3,805,897
		30,210,211
Turkey | 4.7%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,108,370	6,411,078
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	5,678,514	5,061,703
Ford Otomotiv Sanayi AS	238,131	2,472,122
Turkiye Garanti Bankasi AS	1,083,770	2,645,424
		16,590,327

Description	Shares	Value

United States | 0.9%
Freeport-McMoRan, Inc.	461,520	$3,124,490

Total Common Stocks (Identified cost $394,495,018)		344,497,252

Preferred Stock | 0.7%

Brazil | 0.7%
Banco Bradesco SA ADR (Identified cost $5,930,978)	468,755	2,254,712

Short-Term Investment | 2.2%
State Street Institutional Treasury Money Market Fund (Identified cost $7,914,712)	7,914,712	7,914,712

Total Investments | 100.0% (Identified cost $408,340,708) (d)		$354,666,676

Cash and Other Assets in Excess of Liabilities | 0.0%		24,600

Net Assets | 100.0%		$354,691,276

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 94.1%

Brazil | 2.7%
Ambev SA ADR	5,400	$24,084
BB Seguridade Participacoes SA	2,600	15,900
BM&FBovespa SA	1,700	4,651
Braskem SA Sponsored ADR	900	12,186
Itausa - Investimentos Itau SA	4,200	7,284
JBS SA Sponsored ADR	1,400	8,680
		72,785
Chile | 0.9%
Cia Cervecerias Unidas SA Sponsored ADR	500	10,830
Enersis SA Sponsored ADR	1,149	13,960
		24,790
China | 20.4%
Agricultural Bank of China, Ltd., Class H	32,000	12,987
Alibaba Group Holding, Ltd. Sponsored ADR (a)	400	32,508
Baidu, Inc. Sponsored ADR (a)	55	10,397
Bank of China, Ltd., Class H	27,000	11,950
Bank of Chongqing Co., Ltd., Class H	6,000	5,394
Boer Power Holdings, Ltd.	3,000	5,395
China Construction Bank Corp., Class H	124,000	84,180
China Lesso Group Holdings, Ltd.	10,000	6,932
China Life Insurance Co., Ltd., Class H	6,000	19,341
China Lilang, Ltd.	8,000	5,901
China Lodging Group, Ltd. Sponsored ADR	200	6,252
China Merchants Bank Co., Ltd., Class H	9,500	22,244
China Overseas Land & Investment, Ltd.	10,000	34,593
China Petroleum & Chemical Corp.	18,000	10,826
China Railway Construction Corp., Ltd., Class H	4,000	4,928
China Railway Group, Ltd., Class H	4,000	3,017
China Telecom Corp., Ltd. Class H	18,000	8,384
Chongqing Rural Commercial Bank Co., Ltd., Class H	8,000	4,817
CNOOC, Ltd.	26,000	26,725
Dongfeng Motor Group Co., Ltd., Class H	4,000	5,317
Great Wall Motor Co., Ltd. Class H	7,500	8,701
Huaneng Power International, Inc. Class H	6,000	5,152
Industrial & Commercial Bank of China, Ltd., Class H	45,000	26,952

Description	Shares	Value

Longfor Properties Co., Ltd.	3,000	$4,450
New China Life Insurance Co., Ltd. Class H	1,600	6,711
New Oriental Education & Technology Group, Inc. Sponsored ADR	200	6,274
PetroChina Co., Ltd., Class H	10,000	6,591
PICC Property & Casualty Co., Ltd., Class H	4,000	7,884
Ping An Insurance (Group) Co. of China, Ltd., Class H	4,500	24,667
Shenzhou International Group Holdings, Ltd.	2,000	11,441
Tencent Holdings, Ltd.	4,300	83,995
The People’s Insurance Co. Group of China, Ltd., Class H	25,000	12,144
Tianneng Power International, Ltd. (a)	10,000	8,366
TravelSky Technology, Ltd. Class H	5,000	8,205
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,000	5,768
Zijin Mining Group Co., Ltd. Class H	18,000	4,743
		554,132
Colombia | 0.6%
Almacenes Exito SA	2,618	11,135
Ecopetrol SA Sponsored ADR	900	6,309
		17,444
Egypt | 0.5%
Commercial International Bank Egypt SAE ADR	3,250	13,731

Greece | 0.4%
JUMBO SA (a)	616	6,487
Motor Oil (Hellas) Corinth Refineries SA	418	4,513
		11,000
Hong Kong | 4.3%
China Everbright, Ltd.	4,000	9,121
China Mobile, Ltd.	6,000	67,245
China Resources Land, Ltd.	4,000	11,537
China Unicom Hong Kong, Ltd.	8,000	9,711
Shimao Property Holdings, Ltd.	4,000	7,057
Sino Biopharmaceutical, Ltd.	6,000	5,409
Tongda Group Holdings, Ltd.	40,000	7,018
		117,098
Hungary | 1.8%
MOL Hungarian Oil & Gas Nyrt.	521	25,584
Richter Gedeon Nyrt.	1,155	21,865
		47,449

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

India | 6.3%
Axis Bank, Ltd. GDR	193	$6,471
Cipla, Ltd. GDR (a)	668	6,560
Dr Reddy’s Laboratories, Ltd. ADR	400	18,516
HDFC Bank, Ltd. ADR	400	24,640
ICICI Bank, Ltd. Sponsored ADR	800	6,264
Infosys, Ltd. Sponsored ADR	2,600	43,550
Reliance Industries, Ltd. Sponsored GDR (c)	715	21,823
Tata Motors, Ltd. Sponsored ADR (a)	606	17,859
Tata Steel, Ltd. GDR	1,034	4,060
Wipro, Ltd. ADR	500	5,770
WNS Holdings, Ltd. ADR (a)	500	15,595
		171,108
Indonesia | 1.5%
PT Bank Mandiri (Persero) Tbk ADR	1,900	12,422
PT Bank Rakyat Indonesia (Persero) Tbk ADR	421	6,896
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	400	17,760
PT United Tractors Tbk	3,900	4,739
		41,817
Malaysia | 3.9%
Astro Malaysia Holdings Berhad	10,400	6,677
Cahya Mata Sarawak Berhad	4,000	4,775
Dialog Group Berhad	11,900	4,429
Inari Amertron Berhad	5,400	5,759
MISC Berhad	4,800	10,457
My EG Services Berhad	11,200	11,264
Tenaga Nasional Berhad Sponsored ADR	3,297	40,718
Top Glove Corp. Berhad	3,600	11,384
VS Industry Berhad	14,000	5,114
Westports Holdings Berhad	4,800	4,603
		105,180
Mexico | 4.7%
Alfa SAB de CV, Series A	4,500	8,911
America Movil SAB de CV, Series L	16,400	11,514
Controladora Vuela Cia de Aviacion SAB de CV ADR (a)	372	6,384
Fomento Economico Mexicano SAB de CV Sponsored ADR	100	9,235
Gentera SAB de CV	12,600	24,236
Kimberly-Clark de Mexico SAB de CV, Series A	10,100	23,564
Megacable Holdings SAB de CV	1,000	3,713

Description	Shares	Value

Nemak SAB de CV	5,500	$7,439
Promotora y Operadora de Infraestructura SAB de CV (a)	1,700	20,016
Telesites SAB de CV (a)	820	535
Wal-Mart de Mexico SAB de CV	4,500	11,358
		126,905
Peru | 0.9%
Cia de Minas Buenaventura SAA ADR	1,200	5,136
Credicorp, Ltd.	200	19,464
		24,600
Philippines | 2.6%
Ayala Corp.	460	7,375
BDO Unibank, Inc.	11,110	24,709
DMCI Holdings, Inc.	26,600	7,777
Globe Telecom, Inc.	335	13,162
JG Summit Holdings, Inc.	8,770	13,604
Vista Land & Lifescapes, Inc.	39,400	4,321
		70,948
Poland | 1.9%
Enea SA	1,736	4,987
Energa SA	932	2,998
Polski Koncern Naftowy Orlen SA	533	9,158
Polskie Gornictwo Naftowe i Gazownictwo SA	19,963	26,107
Tauron Polska Energia SA	12,155	8,892
		52,142
Russia | 2.3%
Lukoil PJSC Sponsored ADR	289	9,259
MMC Norilsk Nickel PJSC ADR	603	7,596
Mobile TeleSystems PJSC Sponsored ADR	608	3,758
Rosneft Oil Co. OJSC GDR	1,125	3,900
Sberbank of Russia PJSC Sponsored ADR	2,974	17,347
Severstal PAO GDR	613	5,109
Tatneft PAO Sponsored ADR	536	14,082
		61,051
South Africa | 5.7%
AVI, Ltd.	811	4,056
Capitec Bank Holdings, Ltd.	297	10,330
Clicks Group, Ltd.	2,112	12,137
FirstRand, Ltd.	8,173	22,297
Hyosung Corp.	150	14,814
Mondi, Ltd.	261	5,176
Mr. Price Group, Ltd.	732	9,438
MTN Group, Ltd.	373	3,198
Naspers, Ltd., N Shares	241	32,951

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Sasol, Ltd.	1,010	$27,207
Standard Bank Group, Ltd.	453	3,310
Truworths International, Ltd.	766	4,506
Vodacom Group, Ltd.	489	4,813
		154,233
South Korea | 15.8%
Amorepacific Corp.	61	21,423
BGF Retail Co., Ltd. (a)	66	9,569
BNK Financial Group, Inc.	822	5,857
Coway Co., Ltd.	65	4,636
Dongbu Insurance Co., Ltd.	217	12,987
Hanwha Chemical Corp.	220	5,051
Hyundai Motor Co.	173	21,799
Hyundai Steel Co. Sponsored GDR (c)	300	12,780
IS Dongseo Co., Ltd. (a)	180	6,768
Kangwon Land, Inc.	256	8,333
KB Financial Group, Inc. ADR	400	11,148
KEPCO Plant Service & Engineering Co., Ltd.	112	8,465
Kia Motors Corp.	104	4,633
KIWOOM Securities Co., Ltd.	102	5,338
Korea Aerospace Industries, Ltd.	98	6,476
Korea Electric Power Corp. Sponsored ADR	1,600	33,872
Korea PetroChemical Ind Co., Ltd.	34	4,898
KT&G Corp. GDR (c)	700	31,193
LG Chem, Ltd.	38	10,495
LG Display Co., Ltd. ADR	1,100	11,484
LG Uplus Corp.	508	4,482
Lotte Chemical Corp.	52	10,622
Medy-Tox, Inc.	12	5,167
Samsung C&T Corp. (a)	41	4,842
Samsung Electronics Co., Ltd. GDR	223	118,451
Samsung Fire & Marine Insurance Co., Ltd.	45	11,689
Shinhan Financial Group Co., Ltd. ADR	300	10,077
SK Hynix, Inc. GDR (a)	400	10,490
SK Telecom Co., Ltd. Sponsored ADR	500	10,075
Woori Bank	781	5,847
		428,947
Taiwan | 11.9%
Advanced Semiconductor Engineering, Inc.	5,000	5,715
Catcher Technology Co., Ltd.	3,000	25,118
Chunghwa Telecom Co., Ltd. Sponsored ADR	400	12,012
E.Sun Financial Holding Co., Ltd. GDR	1,630	23,733

Description	Shares	Value

Eclat Textile Co., Ltd.	1,000	$13,771
Elite Material Co., Ltd.	5,000	8,700
Far Eastern New Century Corp. GDR (b)	1,130	8,858
Feng TAY Enterprise Co., Ltd.	4,120	20,839
FLEXium Interconnect, Inc.	5,207	12,343
Grape King Bio, Ltd.	1,000	5,542
Hon Hai Precision Industry Co., Ltd. GDR	3,359	17,083
Hotai Motor Co., Ltd.	1,000	11,490
Ruentex Development Co., Ltd.	6,000	7,782
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	5,300	120,575
Voltronic Power Technology Corp.	1,050	15,603
Zhen Ding Technology Holding, Ltd.	6,000	13,805
		322,969
Thailand | 3.8%
Airports of Thailand Public Co. Ltd ADR	123	11,827
Bumrungrad Hospital Public Co. Ltd. ADR	172	10,085
Delta Electronics Thailand Public Co. Ltd. (b)	2,100	4,465
Kasikornbank Public Co. Ltd. ADR	332	5,453
Pruksa Real Estate Public Co. Ltd. ADR	543	8,123
PTT Exploration & Production Public Co. Ltd. (b)	2,700	4,296
PTT Global Chemical Public Co. Ltd. ADR (b)	734	5,099
Srisawad Power 1979 Public Co. Ltd. NVDR	3,800	5,008
The Siam Cement Public Co. Ltd.	2,400	30,590
Tipco Asphalt Public Co., Ltd. NVDR	16,200	18,043
		102,989
Turkey | 1.2%
Eregli Demir ve Celik Fabrikalari TAS ADR	1,424	7,415
Koza Altin Isletmeleri ADR	522	2,196
TAV Havalimanlari Holding AS ADR	372	9,319
Turk Hava Yollari AO ADR (a)	152	3,771
Turk Telekomunikasyon ADR	2,817	9,803
		32,504
Total Common Stocks (Identified cost $2,929,991)		2,553,822

Preferred Stocks | 0.9%

Brazil | 0.9%
Banco Bradesco SA ADR	1,634	7,859
Itau Unibanco Holding SA Sponsored ADR	2,600	16,926

Total Preferred Stocks (Identified cost $33,227)		24,785

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

Warrant | 0.0%

Malaysia | 0.0%
VS Industry Berhad Expires 06/01/19 (b) (Identified cost $0)	3,500	$0

Short-Term Investment | 2.6%
State Street Institutional Treasury Money Market Fund (Identified cost $69,875)	69,875	69,875

Description	Value

Total Investments | 97.6% (Identified cost $3,033,093) (d)	$2,648,482

Cash and Other Assets in Excess of Liabilities | 2.4%	64,391

Net Assets | 100.0%	$2,712,873

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 98.7%

Argentina | 1.0%
YPF SA Sponsored ADR	187,862	$2,953,191

Brazil | 5.4%
Ambev SA ADR	475,975	2,122,848
Banco ABC Brasil SA	350,051	768,188
Banco do Brasil SA	475,657	1,759,636
CCR SA	643,200	2,026,390
Cielo SA Sponsored ADR	338,296	2,811,240
Estacio Participacoes SA	528,600	1,849,676
Iochpe Maxion SA	323,300	1,007,097
Localiza Rent a Car SA	279,910	1,748,392
Natura Cosmeticos SA	115,295	679,928
Petroleo Brasileiro SA Sponsored ADR (a)	289,750	985,150
Tegma Gestao Logistica SA	221,845	262,011
		16,020,556
China | 21.4%
AAC Technologies Holdings, Inc.	525,140	3,400,592
Agricultural Bank of China, Ltd., Class H	11,695,000	4,746,212
Anhui Conch Cement Co., Ltd., Class H	1,157,500	3,082,287
Baidu, Inc. Sponsored ADR (a)	50,092	9,469,392
Boer Power Holdings, Ltd.	540,000	971,153
China Animal Healthcare, Ltd. (a)	1,886,000	0
China Construction Bank Corp., Class H	8,259,281	5,607,016
China Lesso Group Holdings, Ltd.	1,758,000	1,218,647
China Medical System Holdings, Ltd.	1,383,000	2,014,952
China Pioneer Pharma Holdings, Ltd.	2,081,000	748,473
China Shenhua Energy Co., Ltd., Class H	1,334,500	2,076,637
CNOOC, Ltd.	2,505,800	2,575,623
Cosmo Lady China Holdings Co., Ltd.	1,137,000	949,612
CT Environmental Group, Ltd.	3,260,801	1,078,010
Greatview Aseptic Packaging Co., Ltd.	2,109,000	955,900
NetEase, Inc. ADR	44,545	8,073,336
New Oriental Education & Technology Group, Inc. Sponsored ADR	107,500	3,372,275
Ping An Insurance (Group) Co. of China, Ltd., Class H	767,000	4,204,336
Tencent Holdings, Ltd.	202,800	3,961,421
Vipshop Holdings, Ltd. ADR (a)	151,870	2,319,055
Zhuzhou CSR Times Electric Co., Ltd., Class H	402,371	2,320,828
		63,145,757

Description	Shares	Value

Colombia | 0.8%
Bancolombia SA Sponsored ADR	90,345	$2,416,729

Egypt | 0.7%
Commercial International Bank Egypt SAE GDR	493,853	2,124,213

Georgia | 0.5%
BGEO Group PLC	49,420	1,384,712

Hong Kong | 7.6%
Brilliance China Automotive Holdings, Ltd.	1,712,135	2,144,248
China Mobile, Ltd. Sponsored ADR	66,486	3,745,156
China State Construction International Holdings, Ltd.	3,384,504	5,844,120
Man Wah Holdings, Ltd.	1,481,200	1,734,062
Nexteer Automotive Group, Ltd.	979,000	1,081,507
Pacific Textiles Holdings, Ltd.	900,000	1,388,984
PAX Global Technology, Ltd.	1,313,000	1,343,322
Regina Miracle International Holdings, Ltd.	197,113	286,911
Techtronic Industries Co., Ltd.	903,000	3,668,230
Tongda Group Holdings, Ltd.	6,100,000	1,070,290
		22,306,830
Hungary | 1.0%
OTP Bank Nyrt.	138,804	2,862,278

India | 10.8%
Adani Ports & Special Economic Zone, Ltd.	448,097	1,754,020
Aurobindo Pharma, Ltd.	475,118	6,253,161
Axis Bank, Ltd.	978,329	6,609,518
Bajaj Auto, Ltd.	67,769	2,591,525
Balkrishna Industries, Ltd.	129,182	1,260,909
Dewan Housing Finance Corp., Ltd.	485,355	1,725,667
HCL Technologies, Ltd.	216,152	2,797,183
ICICI Bank, Ltd. Sponsored ADR	541,603	4,240,752
Reliance Industries, Ltd.	215,036	3,269,422
UPL, Ltd.	204,468	1,340,369
		31,842,526
Indonesia | 5.7%
PT Bank Mandiri (Persero) Tbk	5,042,800	3,347,551
PT Bank Rakyat Indonesia (Persero) Tbk	6,661,318	5,444,808
PT Pakuwon Jati Tbk	47,862,300	1,700,880
PT Telekomunikasi Indonesia (Persero)
Tbk Sponsored ADR	97,715	4,338,546
PT United Tractors Tbk	1,577,380	1,916,792
		16,748,577

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Macau | 0.5%
Wynn Macau, Ltd. (a)	1,203,530	$1,394,966

Malaysia | 0.3%
Berjaya Auto Berhad	1,962,020	978,043

Mexico | 4.7%
America Movil SAB de CV, Class L Sponsored ADR	85,645	1,204,169
Credito Real SAB de CV (a)	552,015	1,400,016
Grupo Financiero Banorte SAB de CV, Class O	610,100	3,355,913
Grupo Financiero Interacciones SA de CV, Class O	179,771	1,079,179
Grupo Mexico SAB de CV, Series B	657,201	1,402,908
Kimberly-Clark de Mexico SAB de CV, Series A	1,144,200	2,669,545
Nemak SAB de CV	804,700	1,088,373
Unifin Financiera SAPI de CV SOFOM ENR	496,805	1,538,742
		13,738,845
Peru | 1.0%
Credicorp, Ltd.	30,916	3,008,745

Philippines | 0.5%
Philippine Long Distance Telephone Co. Sponsored ADR	38,102	1,628,860

Poland | 0.6%
Eurocash SA	146,630	1,806,567

Russia | 8.3%
Gazprom PAO Sponsored ADR	445,663	1,652,066
Lukoil PJSC Sponsored ADR	61,773	2,006,696
MegaFon OAO GDR	8,709	101,278
MegaFon OAO GDR (b), (c)	102,868	1,198,412
Mobile TeleSystems PJSC Sponsored ADR	245,100	1,514,718
Novatek OAO Sponsored GDR	36,652	3,004,594
Sberbank of Russia PJSC (a)	3,345,136	4,652,489
Sberbank of Russia PJSC Sponsored ADR	575,777	3,333,749
X5 Retail Group NV GDR (a)	206,474	3,913,493
Yandex NV Class A (a)	201,165	3,162,314
		24,539,809

Description	Shares	Value

South Africa | 0.9%
Standard Bank Group, Ltd.	256,151	$1,871,885
Sun International, Ltd.	126,062	756,170
		2,628,055
South Korea | 9.7%
Eugene Technology Co., Ltd.	115,118	1,265,265
Fila Korea, Ltd. (a)	15,416	1,235,187
Hanwha Life Insurance Co., Ltd. (a)	373,964	2,345,033
Hyundai Mobis Co., Ltd. (a)	17,462	3,644,330
Hyundai Wia Corp. (a)	13,158	1,242,880
Koh Young Technology, Inc. (a)	34,740	1,130,827
KT&G Corp. (a)	22,259	1,975,357
Samsung Electronics Co., Ltd.	8,579	9,160,927
Shinhan Financial Group Co., Ltd. (a)	101,639	3,420,903
SK Hynix, Inc. (a)	118,153	3,050,321
		28,471,030
Taiwan | 10.8%
Actron Technology Corp.	264,000	903,809
Advanced Semiconductor Engineering, Inc.	2,294,000	2,622,097
Catcher Technology Co., Ltd.	185,000	1,548,955
Chailease Holding Co., Ltd.	743,336	1,276,751
Chicony Electronics Co., Ltd.	660,452	1,443,384
Hon Hai Precision Industry Co., Ltd.	856,247	2,094,221
King Slide Works Co., Ltd.	114,000	1,476,733
Largan Precision Co., Ltd.	39,000	2,664,662
Macauto Industrial Co., Ltd.	215,293	1,087,566
Makalot Industrial Co., Ltd.	150,000	1,059,453
Radiant Opto-Electronics Corp.	400,270	908,627
Silergy Corp.	67,427	692,859
Sinmag Equipment Corp.	238,615	753,164
Sporton International, Inc.	249,590	1,523,830
Taiwan Semiconductor Manufacturing Co., Ltd.	2,154,157	9,295,352
Toung Loong Textile Manufacturing Co., Ltd.	377,000	1,082,440
Voltronic Power Technology Corp.	94,903	1,410,236
		31,844,139
Thailand | 0.9%
KCE Electronics Public Co. Ltd. (b)	829,000	1,612,617
Supalai Public Co. Ltd. (b)	1,940,300	981,338
		2,593,955

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Turkey | 5.0%
Aselsan Elektronik Sanayi Ve Ticaret AS	479,323	$2,772,519
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	1,757,421	1,566,526
KOC Holding AS ADR	165,267	3,113,630
Turkcell Iletisim Hizmetleri AS ADR	251,075	2,131,627
Turkiye Garanti Bankasi AS	711,672	1,737,153
Turkiye Is Bankasi AS, C Shares	1,327,435	2,093,423
Turkiye Sinai Kalkinma Bankasi AS	2,513,713	1,310,091
		14,724,969
United States | 0.6%
Freeport-McMoRan, Inc.	282,890	1,915,165

Total Common Stocks (Identified cost $334,038,830)		291,078,517

Description	Shares	Value

Preferred Stock | 0.1%

Brazil | 0.1%
Vale SA Sponsored ADR (Identified cost $2,486,254)	193,515	$493,463

Short-Term Investment | 0.0%
State Street Institutional Treasury Money Market Fund (Identified cost $218)	218	218

Total Investments | 98.8% (Identified cost $336,525,302) (d)		$291,572,198

Cash and Other Assets in Excess of Liabilities | 1.2%		3,392,499

Net Assets | 100.0%		$294,964,697

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio

Common Stocks | 70.1%

Argentina | 0.6%
YPF SA Sponsored ADR	57,057	$896,936

Brazil | 3.1%
Ambev SA ADR	159,300	710,478
Banco ABC Brasil SA	125,194	274,739
Banco do Brasil SA	143,745	531,767
CCR SA	191,100	602,057
Cielo SA Sponsored ADR	103,730	861,996
Estacio Participacoes SA	143,740	502,975
Iochpe Maxion SA	111,400	347,017
Localiza Rent a Car SA	94,838	592,383
Natura Cosmeticos SA	37,955	223,831
Petroleo Brasileiro SA Sponsored ADR (a)	78,940	268,396
Tegma Gestao Logistica SA	74,412	87,885
		5,003,524
China | 15.1%
AAC Technologies Holdings, Inc.	143,000	926,010
Agricultural Bank of China, Ltd., Class H	3,293,000	1,336,407
Anhui Conch Cement Co., Ltd., Class H	396,500	1,055,833
Baidu, Inc. Sponsored ADR (a)	18,460	3,489,678
Boer Power Holdings, Ltd.	183,000	329,113
China Animal Healthcare, Ltd. (a)	410,000	0
China Construction Bank Corp., Class H	2,468,065	1,675,507
China Lesso Group Holdings, Ltd.	597,775	414,378
China Medical System Holdings, Ltd.	377,000	549,267
China Pioneer Pharma Holdings, Ltd.	717,000	257,883
China Shenhua Energy Co., Ltd., Class H	440,986	686,226
CNOOC, Ltd.	801,000	823,319
Cosmo Lady China Holdings Co., Ltd.	381,000	318,208
CT Environmental Group, Ltd.	2,813,536	930,145
Greatview Aseptic Packaging Co., Ltd.	685,000	310,475
Industrial & Commercial Bank of China,Ltd., Class H	2,121,000	1,270,356
Lenovo Group, Ltd.	400,000	403,073
NetEase, Inc. ADR	14,155	2,565,452
New Oriental Education & Technology Group, Inc. Sponsored ADR	29,297	919,047
PICC Property & Casualty Co., Ltd., Class H	320,000	630,747
Ping An Insurance (Group) Co. of China, Ltd., Class H	412,350	2,260,310
Description	Shares	Value

Tencent Holdings, Ltd.	86,000	$1,679,892
Vipshop Holdings, Ltd. ADR (a)	73,225	1,118,146
Zhuzhou CSR Times Electric Co., Ltd., Class H	109,644	632,414
		24,581,886
Colombia | 0.4%
Bancolombia SA Sponsored ADR	24,747	661,982

Egypt | 0.4%
Commercial International Bank Egypt SAE GDR	154,952	666,496

Georgia | 0.3%
BGEO Group PLC	17,098	479,073

Hong Kong | 5.4%
Brilliance China Automotive Holdings, Ltd.	479,445	600,449
China Mobile, Ltd. Sponsored ADR	41,991	2,365,353
China State Construction International Holdings, Ltd.	924,125	1,595,713
Haier Electronics Group Co., Ltd.	241,000	485,280
Man Wah Holdings, Ltd.	496,400	581,143
Nexteer Automotive Group, Ltd.	332,000	366,762
Pacific Textiles Holdings, Ltd.	310,000	478,428
PAX Global Technology, Ltd.	441,000	451,184
Regina Miracle International Holdings, Ltd.	62,844	91,474
Techtronic Industries Co., Ltd.	345,500	1,403,514
Tongda Group Holdings, Ltd.	2,020,000	354,424
		8,773,724
Hungary | 0.5%
OTP Bank Nyrt.	39,892	822,613

India | 8.0%
Adani Ports & Special Economic Zone, Ltd.	123,728	484,318
Aurobindo Pharma, Ltd.	129,481	1,704,136
Axis Bank, Ltd.	297,078	2,007,037
Bajaj Auto, Ltd.	21,596	825,843
Balkrishna Industries, Ltd.	44,416	433,532
Dewan Housing Finance Corp., Ltd.	167,058	593,970
Dr Reddy’s Laboratories, Ltd. ADR	19,141	886,037
HCL Technologies, Ltd.	64,924	840,170
HDFC Bank, Ltd. ADR	33,377	2,056,023
ICICI Bank, Ltd. Sponsored ADR	149,551	1,170,984
Reliance Industries, Ltd.	58,903	895,565
Tata Motors, Ltd. Sponsored ADR (a)	22,257	655,914
UPL, Ltd.	69,275	454,125
		13,007,654

The accompanying notes are an integral part of these financial statements.

Annual Report   35

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Indonesia | 3.3%
PT Bank Mandiri (Persero) Tbk	2,381,923	$1,581,187
PT Bank Rakyat Indonesia (Persero) Tbk	1,719,300	1,405,316
PT Pakuwon Jati Tbk	15,648,160	556,088
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	31,192	1,384,925
PT United Tractors Tbk	423,015	514,037
		5,441,553
Macau | 0.3%
Wynn Macau, Ltd.	380,000	440,444

Malaysia | 0.2%
Berjaya Auto Berhad	674,660	336,310

Mexico | 4.6%
America Movil SAB de CV, Class L Sponsored ADR	29,620	416,457
Credito Real SAB de CV	208,220	528,086
Fibra Uno Administracion SA de CV REIT	229,304	505,455
Gruma SAB de CV, Class B	58,413	821,839
Grupo Aeroportuario del Pacifico SAB de CV ADR	4,555	402,116
Grupo Financiero Banorte SAB de CV, Class O	307,365	1,690,690
Grupo Financiero Interacciones SA de CV, Class O	62,787	376,915
Grupo Mexico SAB de CV, Series B	209,809	447,873
Grupo Televisa SAB Sponsored ADR	19,910	541,751
Kimberly-Clark de Mexico SAB de CV, Series A	381,435	889,930
Nemak SAB de CV	273,400	369,779
Unifin Financiera SAPI de CV SOFOM ENR	168,320	521,334
		7,512,225
Peru | 0.8%
Credicorp, Ltd.	12,977	1,262,922

Philippines | 0.9%
BDO Unibank, Inc.	389,859	867,078
Philippine Long Distance Telephone Co.Sponsored ADR	12,840	548,910
		1,415,988
Poland | 0.3%
Eurocash SA	37,950	467,566
Description	Shares	Value

Russia | 4.4%
Gazprom PAO Sponsored ADR	142,174	$527,037
Lukoil PJSC Sponsored ADR	20,758	674,324
MegaFon OAO GDR	9,466	110,081
MegaFon OAO GDR (b), (c)	24,977	290,982
Mobile TeleSystems PJSC Sponsored ADR	80,610	498,170
Novatek OAO Sponsored GDR	9,999	819,663
Sberbank of Russia PJSC (a)	863,894	1,201,523
Sberbank of Russia PJSC Sponsored ADR	178,912	1,035,901
X5 Retail Group NV GDR (a)	59,174	1,121,598
Yandex NV Class A (a)	55,470	871,988
		7,151,267
South Africa | 1.9%
Mondi PLC	43,130	841,135
Naspers, Ltd., N Shares	9,636	1,317,485
Standard Bank Group, Ltd.	83,801	612,396
Sun International, Ltd.	43,344	259,995
		3,031,011
South Korea | 7.1%
Amorepacific Corp.	1,542	541,551
Eugene Technology Co., Ltd.	37,652	413,834
Fila Korea, Ltd.	4,906	393,087
Hanwha Life Insurance Co., Ltd.	125,376	786,201
Hotel Shilla Co., Ltd.	7,086	463,639
Hyundai Mobis Co., Ltd.	5,250	1,095,678
Hyundai Wia Corp.	4,239	400,408
KEPCO Plant Service & Engineering Co., Ltd.	5,159	389,893
Koh Young Technology, Inc.	11,571	376,649
KT&G Corp.	6,366	564,946
Samsung Electronics Co., Ltd.	3,033	3,238,733
Shinhan Financial Group Co., Ltd.	29,244	984,277
SK Hynix, Inc.	56,055	1,447,155
SK Telecom Co., Ltd. Sponsored ADR	22,944	462,322
		11,558,373
Taiwan | 8.4%
Actron Technology Corp.	89,000	304,693
Advanced Semiconductor Engineering, Inc.	626,000	715,533
Catcher Technology Co., Ltd.	51,000	427,009
Chailease Holding Co., Ltd.	252,280	433,315
Chicony Electronics Co., Ltd.	223,702	488,889
Delta Electronics, Inc.	42,100	197,586
Eclat Textile Co., Ltd.	50,796	699,535
Hon Hai Precision Industry Co., Ltd.	264,950	648,019
Hon Hai Precision Industry Co., Ltd. GDR	107,542	546,936
King Slide Works Co., Ltd.	39,000	505,198
Largan Precision Co., Ltd.	11,000	751,571
Macauto Industrial Co., Ltd.	70,865	357,979

The accompanying notes are an integral part of these financial statements.

36   Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Makalot Industrial Co., Ltd.	51,000	$360,214
Merida Industry Co., Ltd.	81,000	435,224
Radiant Opto-Electronics Corp.	136,040	308,816
Silergy Corp.	22,814	234,430
Sinmag Equipment Corp.	82,334	259,879
Sporton International, Inc.	85,930	524,631
Taiwan Semiconductor Manufacturing Co., Ltd.	163,000	703,358
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	168,330	3,829,508
Toung Loong Textile Manufacturing Co., Ltd.	124,820	358,383
Voltronic Power Technology Corp.	32,100	476,998
		13,567,704
Thailand | 0.7%
Kasikornbank Public Co. Ltd.	95,620	395,313
KCE Electronics Public Co. Ltd. (b)	263,900	513,353
Supalai Public Co. Ltd. (b)	608,500	307,759
		1,216,425
Turkey | 2.9%
Aselsan Elektronik Sanayi Ve Ticaret AS	132,252	764,977
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	483,440	430,928
KOC Holding AS ADR	53,104	1,000,479
TAV Havalimanlari Holding AS	56,007	349,286
Turkcell Iletisim Hizmetleri AS ADR	81,727	693,862
Turkiye Garanti Bankasi AS	193,919	473,346
Turkiye Is Bankasi AS, C Shares	399,945	630,731
Turkiye Sinai Kalkinma Bankasi AS	828,993	432,052
		4,775,661
United Arab Emirates | 0.2%
Emaar Properties PJSC	223,230	344,006

United States | 0.3%
Freeport-McMoRan, Inc.	74,005	501,014

Total Common Stocks
(Identified cost $131,332,768)		113,916,357

Preferred Stock | 0.1%

Brazil | 0.1%
Vale SA Sponsored ADR (Identified cost $610,276)	63,610	162,206
Description	Security Currency	Principal Amount (000)	Value

Corporate Bonds | 0.3%

Bulgaria | 0.0%
ContourGlobal Power Holdings SA,
7.125%, 06/01/19 (c)	USD	25	$23,812

China | 0.2%
BCP Singapore VI Cayman Financing Co., Ltd., 8.000%, 04/15/21	USD	80	64,550
Green Dragon Gas, Ltd., 10.000%, 11/20/17	USD	200	196,000
			260,550
South Africa | 0.1%
Petra Diamonds US Treasury PLC, 8.250%, 05/31/20 (c)	USD	200	167,000

Total Corporate Bonds (Identified cost $505,219)			451,362

Foreign Government Obligations | 16.5%

Angola | 0.5%
Republic of Angola, 9.500%, 11/12/25 (c)	USD	625	581,250
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	234	227,344
			808,594
Argentina | 1.3%
Republic of Argentina: 8.750%, 06/02/17 (e)	USD	195	223,275
8.280%, 12/31/33 (e)	USD	1,080	1,244,204
2.500%, 12/31/38 (e)	USD	1,030	646,325
			2,113,804
Belize | 0.1%
Republic of Belize, 5.000%, 02/20/38	USD	316	229,100

Brazil | 0.8%
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/19	BRL	1,450	231,414
Brazil NTN-B:
6.000%, 08/15/16	BRL	680	476,264
6.000%, 08/15/18	BRL	270	185,252

The accompanying notes are an integral part of these financial statements.

Annual Report   37

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

6.000%, 08/15/50	BRL	250	$148,221
Brazil NTN-F, 10.000%, 01/01/18	BRL	1,370	312,272
			1,353,423
Colombia | 0.4%
Republic of Colombia:
2.625%, 03/15/23	USD	65	57,265
4.000%, 02/26/24	USD	150	143,250
4.500%, 01/28/26	USD	200	193,000
6.125%, 01/18/41	USD	155	150,350
5.625%, 02/26/44	USD	130	119,113
			662,978
Congo | 0.3%
Republic of Congo, 4.000%, 06/30/29 (f)	USD	577	463,143

Croatia | 0.4%
Croatia:
6.250%, 04/27/17	USD	50	51,900
6.750%, 11/05/19	USD	150	161,062
6.625%, 07/14/20	USD	50	53,663
5.500%, 04/04/23	USD	200	203,250
6.000%, 01/26/24	USD	210	218,977
			688,852
Dominican Republic | 0.4%
Dominican Republic:
7.500%, 05/06/21	USD	205	220,888
7.450%, 04/30/44	USD	285	288,562
6.850%, 01/27/45 (c)	USD	180	171,450
			680,900
Egypt | 0.3%
Arab Republic of Egypt:
5.875%, 06/11/25	USD	400	347,900
5.875%, 06/11/25 (c)	USD	145	126,114
			474,014
Ghana | 0.2%
Republic of Ghana:
7.875%, 08/07/23	USD	200	159,500
8.125%, 01/18/26	USD	200	157,500
			317,000
Description	Security Currency	Principal Amount (000)	Value

Guatemala | 0.1%
Republic of Guatemala:
5.750%, 06/06/22	USD	59	$62,098
4.875%, 02/13/28	USD	75	72,000
			134,098
Hungary | 0.4%
Hungary:
6.375%, 03/29/21	USD	180	205,700
5.750%, 11/22/23	USD	250	280,028
5.375%, 03/25/24	USD	70	76,972
7.625%, 03/29/41	USD	100	135,974
			698,674
Indonesia | 0.9%
Indonesia Government Bond, 7.875%, 04/15/19	IDR	9,022,000	638,569
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/25 (c)	USD	325	310,131
Republic of Indonesia:
8.500%, 10/12/35	USD	100	125,200
6.625%, 02/17/37	USD	125	131,750
7.750%, 01/17/38	USD	100	117,525
5.250%, 01/17/42	USD	130	117,910
			1,441,085
Ivory Coast | 0.5%
Ivory Coast:
6.375%, 03/03/28	USD	300	273,750
6.375%, 03/03/28 (c)	USD	250	228,125
5.750%, 12/31/32	USD	350	312,812
			814,687
Jamaica | 0.1%
Government of Jamaica:
8.000%, 06/24/19	USD	75	80,812
6.750%, 04/28/28	USD	75	74,719
			155,531
Jordan | 0.2%
Kingdom of Jordan, 6.125%, 01/29/26 (c)	USD	265	270,300

Kazakhstan | 0.2%
Republic of Kazakhstan, 6.500%, 07/21/45 (c)	USD	275	271,631

The accompanying notes are an integral part of these financial statements.

38   Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Lithuania | 0.4%
Republic of Lithuania:
7.375%, 02/11/20	USD	230	$272,962
6.625%, 02/01/22	USD	300	358,266
			631,228
Mexico | 2.1%
Mexican Bonos:
4.750%, 06/14/18	MXN	2,600	151,581
5.000%, 12/11/19	MXN	4,620	265,775
6.500%, 06/10/21	MXN	5,260	315,739
10.000%, 12/05/24	MXN	11,975	881,944
Mexican Udibonos, 2.500%, 12/10/20	MXN	11,623	656,035
United Mexican States:
5.625%, 01/15/17	USD	60	62,550
4.000%, 10/02/23	USD	280	284,340
3.600%, 01/30/25	USD	150	146,400
6.050%, 01/11/40	USD	238	261,800
4.750%, 03/08/44	USD	204	186,609
5.550%, 01/21/45	USD	163	167,279
			3,380,052
Mozambique | 0.1%
Republic of Mozambique, 6.305%, 09/11/20	USD	182	153,335

Namibia | 0.2%
Republic of Namibia, 5.250%, 10/29/25 (c)	USD	300	280,500

Pakistan | 0.3%
Islamic Republic of Pakistan:
8.250%, 04/15/24	USD	400	413,416
8.250%, 04/15/24 (c)	USD	5	5,168
			418,584
Panama | 0.8%
Republic of Panama:
3.750%, 03/16/25	USD	620	609,925
7.125%, 01/29/26	USD	30	37,462
8.875%, 09/30/27	USD	220	305,800
9.375%, 04/01/29	USD	55	79,475
6.700%, 01/26/36	USD	300	357,750
			1,390,412
Description	Security Currency	Principal Amount (000)	Value

Paraguay | 0.2%
Republic of Paraguay,
6.100%, 08/11/44	USD	275	$265,375

Poland | 0.2%
Republic of Poland:
6.375%, 07/15/19	USD	60	68,315
5.000%, 03/23/22	USD	190	210,339
			278,654
Portugal | 0.7%
Republic of Portugal,
5.125%, 10/15/24	USD	1,075	1,099,510

Romania | 0.3%
Romania Government Bonds:
6.750%, 02/07/22	USD	110	129,525
4.875%, 01/22/24	USD	180	193,680
6.125%, 01/22/44	USD	180	211,275
			534,480
Russia | 0.4%
Russia Foreign Bond,
4.875%, 09/16/23	USD	400	407,200
Russia Government Bond - OFZ,
7.500%, 02/27/19	RUB	13,429	172,737
			579,937
Rwanda | 0.1%
Republic of Rwanda,
6.625%, 05/02/23	USD	225	216,099

Senegal | 0.1%
Republic of Senegal,
8.750%, 05/13/21	USD	200	210,500

Serbia | 0.1%
Republic of Serbia,
5.875%, 12/03/18	USD	200	211,200

Slovenia | 1.3%
Republic of Slovenia:
5.850%, 05/10/23	USD	930	1,057,279
5.250%, 02/18/24	USD	910	1,005,167
			2,062,446
South Africa | 0.3%
Republic of South Africa:
7.250%, 01/15/20	ZAR	3,820	230,732
6.750%, 03/31/21	ZAR	3,530	203,560
			434,292

The accompanying notes are an integral part of these financial statements.

Annual Report   39

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Sri Lanka | 0.2%
Republic of Sri Lanka:
6.125%, 06/03/25	USD	150	$133,875
6.850%, 11/03/25 (c)	USD	140	131,250
			265,125
Turkey | 0.2%
Republic of Turkey:
7.500%, 07/14/17	USD	100	107,200
7.375%, 02/05/25	USD	140	163,975
4.875%, 04/16/43	USD	160	141,280
			412,455
Uganda | 0.1%
Uganda Government Bond,
12.875%, 05/19/16	UGX	519,600	149,314

Ukraine | 0.9%
Ukraine Government Bonds:
7.750%, 09/01/19 (c)	USD	103	96,255
7.750%, 09/01/20 (c)	USD	812	751,116
7.750%, 09/01/21 (c)	USD	104	95,160
7.750%, 09/01/22 (c)	USD	104	94,640
7.750%, 09/01/23 (c)	USD	100	89,750
7.750%, 09/01/24 (c)	USD	100	89,000
7.750%, 09/01/27 (c)	USD	100	87,250
0.000%, 05/31/40	USD	250	100,625
			1,403,796
Uruguay | 0.1%
Republica Orient Uruguay,
5.000%, 09/14/18	UYU	7,401	246,280

Venezuela | 0.1%
Republic of Venezuela:
9.250%, 09/15/27	USD	195	80,925
9.250%, 05/07/28	USD	105	41,475
11.950%, 08/05/31	USD	90	40,275
9.375%, 01/13/34	USD	163	64,793
7.000%, 03/31/38	USD	60	22,650
			250,118
Vietnam | 0.1%
Socialist Republic of Vietnam:
6.750%, 01/29/20	USD	120	131,850
4.800%, 11/19/24	USD	125	120,362
			252,212
Description	Security Currency	Principal Amount (000)	Value

Zambia | 0.1%
Zambia Government Bond,
11.000%, 05/26/20	ZMW	2,010	$121,523

Total Foreign Government Obligations (Identified cost $28,183,613)			26,825,241

Quasi Government Bonds | 0.5%

Mexico | 0.2%
Petroleos Mexicanos:
8.000%, 05/03/19	USD	120	132,420
6.500%, 06/02/41	USD	79	68,730
5.500%, 06/27/44	USD	44	33,323
5.625%, 01/23/46	USD	46	35,429
			269,902
Tunisia | 0.2%
Banque Centrale de Tunisie SA:
5.750%, 01/30/25	USD	200	174,000
5.750%, 01/30/25 (c)	USD	280	243,600
			417,600
Venezuela | 0.1%
Petroleos de Venezuela SA:
5.375%, 04/12/27	USD	300	109,680
9.750%, 05/17/35	USD	85	35,700
5.500%, 04/12/37	USD	27	9,889
			155,269
Total Quasi Government Bonds (Identified cost $898,586)			842,771

US Treasury Securities | 8.0%
US Treasury Notes:
0.375%, 04/30/16	USD	3,100	3,099,625
1.750%, 05/31/16	USD	2,030	2,040,832
1.500%, 06/30/16	USD	3,800	3,817,909
0.625%, 07/15/16	USD	3,000	3,000,243
1.625%, 11/30/20	USD	500	497,188
2.250%, 11/15/25	USD	500	499,023

Total US Treasury Securities (Identified cost $12,958,937)			12,954,820

The accompanying notes are an integral part of these financial statements.

40   Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Warrant | 0.0%

Iraq | 0.0%
Gulf Keystone Petroleum, Ltd. Expires 04/18/17 (Identified cost $0)	64,000	$0

Short-Term Investment | 8.0%
State Street Institutional Treasury Money Market Fund (Identified cost $12,959,855)	12,959,855	12,959,855
Description	Number of Contracts	Value

Purchased Option | 0.0%
USD vs MXN January 16 17 Put, Expires 01/19/16 (Identified cost $21,425)	21,150	$6,768

Total Investments | 103.5% (Identified cost $187,470,679) (d), (g)		$168,119,380

Liabilities in Excess of Cash and Other Assets | (3.5)%		(5,728,878)

Net Assets | 100.0%		$162,390,502

The accompanying notes are an integral part of these financial statements.

Annual Report   41

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2015:

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^		Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	01/05/16	303,554	77,739		$—	$1,011
BRL	BRC	01/05/16	339,565	86,961		—	1,131
BRL	BRC	01/05/16	643,119	161,812		746	—
BRL	HSB	01/05/16	303,554	77,739		—	1,011
BRL	JPM	01/05/16	303,554	77,739		—	1,011
BRL	JPM	01/05/16	375,046	96,047		—	1,249
BRL	JPM	01/05/16	678,600	170,760		766	—
BRL	SCB	01/05/16	303,554	77,739		—	1,011
BRL	SCB	01/05/16	339,652	86,983		—	1,131
BRL	SCB	01/05/16	643,206	161,895		685	—
BRL	UBS	01/05/16	303,556	77,739		—	1,011
BRL	UBS	01/05/16	607,110	152,816		640	—
CLP	BNP	01/15/16	266,756,250	375,000		1,030	—
CLP	SCB	01/25/16	381,548,050	533,000		4,211	—
CNH	HSB	04/14/16	2,208,583	344,000		—	12,276
CNY	HSB	01/29/16	855,190	133,000		—	1,499
CNY	SCB	01/15/16	4,061,295	630,000		—	4,972
DOP	CIT	01/07/16	2,200,000	47,857		244	—
DOP	CIT	02/05/16	17,336,000	375,563		1,388	—
DOP	CIT	02/10/16	3,710,610	80,282		328	—
DOP	CIT	03/07/16	2,200,000	47,650		—	84
DOP	CIT	03/10/16	6,501,600	140,121		368	—
DOP	CIT	06/30/16	4,827,240	100,526		1,374	—
EGP	BNP	03/08/16	1,097,470	121,000		3,517	—
EUR	CIT	01/13/16	206,105	25,536,410	RSD	—	4,051
EUR	CIT	01/13/16	322,000	350,272		—	265
EUR	JPM	01/04/16	299,940	331,000		—	5,041
EUR	JPM	01/04/16	1,510,060	1,655,062		—	14,005
EUR	SCB	01/15/16	366,972	1,558,046	PLN	1,799	—
HUF	CIT	04/13/16	162,062,282	597,289		—	39,635
IDR	JPM	03/24/16	1,409,100,000	309		309	—
INR	BRC	01/15/16	11,830,117	175,339		3,192	—
INR	JPM	01/15/16	11,830,117	175,417		3,114	—
INR	JPM	04/25/16	23,997,600	360,000		—	3,982
INR	JPM	07/13/16	22,398,770	331,000		—	3,232
INR	SCB	01/11/16	27,599,575	410,647		6,136	—
INR	SCB	01/15/16	11,830,117	175,404		3,127	—
INR	UBS	01/15/16	11,830,117	175,378		3,153	—
KRW	CIT	01/15/16	444,618,680	374,000		5,084	—
KZT	CIT	01/05/16	68,734,750	217,000		—	15,195
KZT	CIT	06/06/16	33,638,000	121,000		—	32,530
KZT	JPM	01/15/16	53,768,000	188,000		—	34,573
KZT	JPM	03/03/16	32,452,000	122,000		—	33,375

The accompanying notes are an integral part of these financial statements.

42   Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2015 (continued):

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^		Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
KZT	JPM	06/06/16	33,638,000	121,000		$—	$32,530
MYR	HSB	02/16/16	1,426,347	334,000		—	2,788
NGN	SCB	04/25/16	15,429,760	67,086		7,183	—
PHP	HSB	01/25/16	23,261,760	492,000		1,752	—
PHP	SCB	01/29/16	10,436,220	222,000		—	533
PLN	BRC	01/15/16	2,171,351	499,365	EUR	10,605	—
PLN	CIT	01/04/16	480,609	120,000		2,522	—
PLN	JPM	01/04/16	660,068	155,000	EUR	—	176
PLN	JPM	01/04/16	1,565,285	405,000		—	5,962
PLN	JPM	01/15/16	2,171,351	499,391	EUR	10,577	—
PLN	JPM	01/25/16	2,705,961	699,721		—	10,204
PLN	SCB	01/15/16	2,171,351	499,534	EUR	10,421	—
PLN	UBS	01/15/16	2,171,351	499,362	EUR	10,608	—
RON	CIT	01/08/16	682,959	176,740		—	12,496
RON	JPM	01/08/16	200,710	51,959		—	3,690
RSD	CIT	01/13/16	38,484,690	362,755		—	19,023
RUB	CIT	01/25/16	21,551,040	336,000		—	41,856
RUB	CIT	02/09/16	15,013,635	221,000		—	16,897
RUB	CIT	02/09/16	22,523,050	341,000		—	34,810
RUB	CIT	03/04/16	7,582,025	110,000		—	7,541
RUB	JPM	02/24/16	20,640,960	288,000		—	8,449
UGX	BRC	01/04/16	214,011,000	64,852		—	1,385
UGX	SCB	02/05/16	17,300,000	5,000		83	—
ZAR	CIT	01/25/16	1,626,818	107,473		—	2,658
ZAR	JPM	01/14/16	169,210	11,000		—	76
ZAR	JPM	01/14/16	495,225	31,000		972	—
ZMW	BRC	02/23/16	1,018,820	121,000		—	31,724
ZMW	BRC	02/23/16	1,076,662	101,764		—	7,420
Total Forward Currency Purchase Contracts						$95,934	$453,499
Forward Currency Sale Contracts
BRL	BRC	01/05/16	303,554	81,145		$4,417	$—
BRL	BRC	01/05/16	339,565	86,979		1,149	—
BRL	BRC	01/05/16	643,119	164,700		2,142	—
BRL	BRC	02/02/16	643,119	160,099		—	860
BRL	CIT	02/18/16	1,308,455	341,820		15,830	—
BRL	CIT	02/18/16	1,937,780	619,000		136,219	—
BRL	CIT	09/21/16	725,517	169,000		786	—
BRL	HSB	01/05/16	303,554	81,245		4,517	—
BRL	JPM	01/05/16	303,554	81,204		4,476	—
BRL	JPM	01/05/16	375,046	96,042		1,244	—
BRL	JPM	01/05/16	678,600	173,786		2,260	—

The accompanying notes are an integral part of these financial statements.

Annual Report   43

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2015 (continued):

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (continued)
BRL	JPM	02/02/16	678,600	168,953	$—	$886
BRL	SCB	01/05/16	303,554	81,247	4,519	—
BRL	SCB	01/05/16	339,652	86,979	1,127	—
BRL	SCB	01/05/16	643,206	164,722	2,142	—
BRL	SCB	02/02/16	643,206	160,181	—	800
BRL	UBS	01/05/16	303,556	81,201	4,473	—
BRL	UBS	01/05/16	607,110	155,478	2,022	—
BRL	UBS	02/02/16	607,110	151,198	—	749
CNH	SCB	04/14/16	2,208,583	333,673	1,949	—
DOP	CIT	01/07/16	2,200,000	48,140	39	—
EUR	JPM	01/04/16	98,000	104,483	—	2,019
EUR	JPM	01/04/16	319,000	338,585	—	8,088
EUR	JPM	01/04/16	586,000	648,825	11,990	—
EUR	JPM	01/04/16	652,000	699,580	—	8,981
EUR	JPM	02/04/16	1,510,060	1,656,304	14,033	—
HUF	JPM	04/13/16	76,069,832	259,575	—	2,180
HUF	JPM	04/13/16	85,992,450	310,000	14,101	—
IDR	SCB	01/22/16	2,177,440,000	155,000	—	2,355
IDR	SCB	02/29/16	2,552,080,000	184,000	1,334	—
JPY	SCB	01/19/16	51,679,808	422,000	—	8,104
MXN	BRC	01/15/16	4,086,245	239,130	2,207	—
MXN	HSB	01/15/16	4,086,245	239,067	2,144	—
MXN	JPM	01/15/16	4,086,245	239,256	2,333	—
MXN	JPM	01/22/16	1,536,273	90,000	971	—
MXN	SCB	01/15/16	4,086,245	239,207	2,284	—
MXN	UBS	01/15/16	4,086,244	239,213	2,290	—
NGN	BRC	03/09/16	5,260,248	24,696	—	1,308
NGN	HSB	03/09/16	9,672,404	45,304	—	2,512
NGN	SCB	03/09/16	14,910,000	70,000	—	3,709
NGN	SCB	04/25/16	15,429,760	64,695	—	9,574
PHP	SCB	01/25/16	6,098,800	127,617	—	1,836
PLN	JPM	01/04/16	2,705,961	700,119	10,289	—
RON	JPM	01/08/16	757,304	191,937	9,814	—
RSD	CIT	01/13/16	12,948,280	121,182	5,532	—
RUB	CIT	02/09/16	16,587,750	255,000	29,498	—
THB	JPM	01/15/16	10,144,960	280,000	—	1,842
TWD	BRC	01/28/16	2,780,384	84,498	—	158
TWD	JPM	01/28/16	2,588,000	80,000	1,202	—
TWD	JPM	01/28/16	2,780,385	84,485	—	171
TWD	SCB	01/28/16	2,588,800	80,000	1,178	—
UGX	BRC	01/04/16	214,011,000	63,000	—	467
UGX	BRC	02/05/16	214,011,000	63,599	723	—
UGX	SCB	02/05/16	103,277,254	29,332	—	1,011

The accompanying notes are an integral part of these financial statements.

44   Annual Report

Lazard Emerging Markets Multi Asset Portfolio (concluded)

Forward Currency Contracts open at December 31, 2015 (concluded):

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
UGX	SCB	02/05/16	209,100,000	60,433	$—	$1,000
UYU	HSB	01/29/16	6,839,360	224,772	—	2,696
ZAR	HSB	01/14/16	4,485,470	306,558	16,973	—
ZAR	JPM	01/14/16	4,483,261	298,000	8,557	—
ZMW	CIT	02/23/16	2,180,000	170,713	—	20,313
Total Forward Currency Sale Contracts					326,764	81,619
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$422,698	$535,118

^ In USD unless otherwise indicated.

Credit Default Swap Agreements open at December 31, 2015:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Buy/ Sell	Receive (Pay) Rate	S&P Credit Rating	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation

CDX EM 24	BRC	490,000	12/20/20	Sell	1.000%	CCC – AA-	$(54,425)	$(53,155)	$1,270
CDX EM 24	JPM	490,000	12/20/20	Sell	1.000	CCC – AA-	(54,425)	(52,920)	1,505
Total Credit Default Swap Agreements							$(108,850)	$(106,075)	$2,775

The accompanying notes are an integral part of these financial statements.

Annual Report   45

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 1.5%

China | 0.1%
BCP Singapore VI Cayman Financing Co., Ltd.:
8.000%, 04/15/21	USD	165	$133,134
8.000%, 04/15/21 (c)	USD	112	90,370
			223,504
Malaysia | 0.9%
Petronas Capital, Ltd.,
3.500%, 03/18/25	USD	2,310	2,226,327

South Africa | 0.5%
Transnet SOC, Ltd.,
9.500%, 05/13/21 (c)	ZAR	24,000	1,384,047

Total Corporate Bonds (Identified cost $4,854,201)			3,833,878

Foreign Government Obligations | 92.0%

Angola | 0.6%
Republic of Angola,
9.500%, 11/12/25 (c)	USD	1,510	1,404,300
Republic of Angola Northern Lights III BV,
7.000%, 08/16/19	USD	305	295,547
			1,699,847
Argentina | 4.4%
Republic of Argentina:
8.750%, 06/02/17 (e)	USD	2,060	2,358,700
8.280%, 12/31/33 (e)	USD	5,426	6,237,912
2.500%, 12/31/38 (e)	USD	5,020	3,150,050
			11,746,662
Azerbaijan | 0.5%
Republic of Azerbaijan,
4.750%, 03/18/24	USD	1,330	1,253,525

Belarus | 0.1%
Republic of Belarus,
8.950%, 01/26/18	USD	315	325,710
Description	Security Currency	Principal Amount (000)	Value

Belize | 0.3%
Republic of Belize,
5.000%, 02/20/38 (f)	USD	1,095	$793,875

Brazil | 5.9%
Brazil Letras do Tesouro Nacional:
0.000%, 01/01/17	BRL	2,150	469,046
0.000%, 01/01/19	BRL	65,090	10,388,076
Brazil NTN-B,
6.000%, 08/15/50	BRL	2,428	1,439,544
Federal Republic of Brazil:
4.875%, 01/22/21	USD	1,050	973,875
2.625%, 01/05/23	USD	1,365	1,040,813
4.250%, 01/07/25	USD	750	605,625
8.250%, 01/20/34	USD	661	639,518
			15,556,497
Chile | 0.1%
Republic of Chile, 5.500%, 08/05/20	CLP	110,000	159,981

Colombia | 3.6%
Colombian Titulos De Tesoreria, 10.000%, 07/24/24	COP	17,685,500	6,144,493
Republic of Colombia:
4.375%, 07/12/21	USD	800	806,000
4.000%, 02/26/24	USD	1,290	1,231,950
4.500%, 01/28/26	USD	770	743,050
7.375%, 09/18/37	USD	565	625,737
6.125%, 01/18/41	USD	60	58,200
			9,609,430
Costa Rica | 0.7%
Republic of Costa Rica:
4.250%, 01/26/23	USD	475	416,516
5.625%, 04/30/43	USD	650	466,375
7.000%, 04/04/44	USD	1,180	988,987
			1,871,878
Croatia | 1.9%
Croatia:
6.750%, 11/05/19	USD	1,485	1,594,519
6.625%, 07/14/20	USD	720	772,740
6.375%, 03/24/21	USD	950	1,011,037
6.000%, 01/26/24	USD	1,600	1,668,400
			5,046,696

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Dominican Republic | 1.9%
Dominican Republic:
7.500%, 05/06/21	USD	1,545	$1,664,737
5.500%, 01/27/25	USD	900	873,000
7.450%, 04/30/44	USD	1,765	1,787,062
6.850%, 01/27/45	USD	745	709,613
			5,034,412
Ecuador | 0.3%
Republic of Ecuador:
10.500%, 03/24/20	USD	150	122,250
10.500%, 03/24/20 (c)	USD	210	171,150
7.950%, 06/20/24 (c)	USD	585	437,287
			730,687
Egypt | 0.6%
Arab Republic of Egypt:
5.875%, 06/11/25	USD	895	778,426
5.875%, 06/11/25 (c)	USD	1,000	869,750
			1,648,176
El Salvador | 0.6%
Republic of El Salvador:
7.375%, 12/01/19	USD	425	425,531
6.375%, 01/18/27	USD	200	169,000
6.375%, 01/18/27 (c)	USD	305	257,725
7.650%, 06/15/35	USD	860	737,450
			1,589,706
Gabon | 0.3%
Gabonese Republic,
6.375%, 12/12/24	USD	840	672,000

Ghana | 0.6%
Republic of Ghana:
7.875%, 08/07/23	USD	1,300	1,036,750
8.125%, 01/18/26	USD	665	523,687
			1,560,437
Guatemala | 0.2%
Republic of Guatemala:
5.750%, 06/06/22	USD	280	294,700
4.875%, 02/13/28	USD	285	273,600
			568,300
Description	Security Currency	Principal Amount (000)	Value

Honduras | 0.2%
Honduras Government Bond,
7.500%, 03/15/24	USD	200	$211,500
Republic of Honduras,
8.750%, 12/16/20	USD	200	222,000
			433,500
Hungary | 4.5%
Hungary:
6.250%, 01/29/20	USD	200	223,818
6.375%, 03/29/21	USD	999	1,141,637
5.375%, 02/21/23	USD	1,122	1,226,705
5.750%, 11/22/23	USD	1,060	1,187,317
5.375%, 03/25/24	USD	596	655,362
7.625%, 03/29/41	USD	320	435,117
Hungary Government Bonds:
6.500%, 06/24/19	HUF	871,310	3,401,379
3.500%, 06/24/20	HUF	46,750	167,394
5.500%, 06/24/25	HUF	867,000	3,500,816
			11,939,545
Indonesia | 7.7%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	33,735,000	2,387,733
8.375%, 03/15/24	IDR	26,980,000	1,908,916
8.375%, 09/15/26	IDR	31,285,000	2,219,136
9.000%, 03/15/29	IDR	54,850,000	3,997,405
8.375%, 03/15/34	IDR	36,910,000	2,519,492
Perusahaan Penerbit SBSN Indonesia III,
4.325%, 05/28/25 (c)	USD	1,550	1,479,088
Republic of Indonesia:
5.875%, 03/13/20	USD	675	736,425
3.750%, 04/25/22	USD	450	432,900
3.375%, 04/15/23	USD	975	907,481
4.125%, 01/15/25 (c)	USD	650	618,800
7.750%, 01/17/38	USD	1,690	1,986,173
5.250%, 01/17/42	USD	210	190,470
5.125%, 01/15/45	USD	1,295	1,170,356
			20,554,375
Iraq | 0.3%
Republic of Iraq,
5.800%, 01/15/28	USD	1,050	710,063
Ivory Coast | 2.2%
Ivory Coast,
5.750%, 12/31/32	USD	6,685	5,974,719

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Jamaica | 0.4%
Government of Jamaica:
8.000%, 06/24/19	USD	435	$468,713
6.750%, 04/28/28	USD	440	438,350
8.500%, 02/28/36	USD	115	123,481
			1,030,544
Jordan | 0.3%
Kingdom of Jordan,
6.125%, 01/29/26 (c)	USD	820	836,400

Kazakhstan | 0.7%
Republic of Kazakhstan:
3.875%, 10/14/24	USD	225	212,484
3.875%, 10/14/24 (c)	USD	665	628,010
4.875%, 10/14/44	USD	140	117,425
6.500%, 07/21/45 (c)	USD	1,045	1,032,199
			1,990,118
Lithuania | 1.0%
Republic of Lithuania:
7.375%, 02/11/20	USD	475	563,725
6.625%, 02/01/22	USD	1,670	1,994,348
			2,558,073
Malaysia | 4.2%
Malaysia Government Bonds:
3.654%, 10/31/19	MYR	10,020	2,349,826
4.048%, 09/30/21	MYR	23,050	5,384,681
3.795%, 09/30/22	MYR	7,880	1,807,791
3.955%, 09/15/25	MYR	6,540	1,497,327
			11,039,625
Mexico | 6.7%
Mexican Bonos:
5.000%, 12/11/19	MXN	112,570	6,475,820
10.000%, 12/05/24	MXN	54,017	3,978,287
10.000%, 11/20/36	MXN	37,019	2,882,454
United Mexican States:
5.625%, 01/15/17	USD	480	500,400
6.750%, 09/27/34	USD	490	590,450
6.050%, 01/11/40	USD	1,938	2,131,800
4.750%, 03/08/44	USD	648	592,758
4.600%, 01/23/46	USD	833	742,411
			17,894,380
Morocco | 0.3%
Kingdom of Morocco,
4.250%, 12/11/22	USD	865	858,729
Description	Security Currency	Principal Amount (000)	Value

Namibia | 0.7%
Republic of Namibia,
5.250%, 10/29/25 (c)	USD	2,025	$1,893,375

Pakistan | 0.7%
Islamic Republic of Pakistan:
7.250%, 04/15/19	USD	580	597,507
8.250%, 04/15/24	USD	555	573,615
8.250%, 09/30/25 (c)	USD	650	668,687
			1,839,809
Panama | 2.3%
Republic of Panama:
5.200%, 01/30/20	USD	725	788,438
4.000%, 09/22/24	USD	150	150,563
3.750%, 03/16/25	USD	525	516,469
7.125%, 01/29/26	USD	710	886,612
8.875%, 09/30/27	USD	465	646,350
9.375%, 04/01/29	USD	645	932,025
6.700%, 01/26/36	USD	1,815	2,164,387
			6,084,844
Paraguay | 0.5%
Republic of Paraguay:
4.625%, 01/25/23	USD	880	858,000
6.100%, 08/11/44 (c)	USD	420	405,300
			1,263,300
Peru | 1.6%
Republic of Peru:
7.350%, 07/21/25	USD	450	564,750
4.125%, 08/25/27	USD	1,700	1,676,200
6.900%, 08/12/37	PEN	5,100	1,351,841
5.625%, 11/18/50	USD	640	654,403
			4,247,194
Philippines | 0.2%
Republic of Philippines,
3.625%, 09/09/25	PHP	29,000	593,093

Poland | 6.1%
Poland Government Bonds:
4.750%, 10/25/16	PLN	810	211,934
2.500%, 07/25/18	PLN	650	168,869
5.500%, 10/25/19	PLN	6,003	1,724,544
1.500%, 04/25/20	PLN	3,520	871,195
5.250%, 10/25/20	PLN	2,590	750,857
5.750%, 09/23/22	PLN	20,130	6,109,844
3.250%, 07/25/25	PLN	6,720	1,757,669

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Republic of Poland:
6.375%, 07/15/19	USD	855	$973,486
5.125%, 04/21/21	USD	650	722,182
5.000%, 03/23/22	USD	1,099	1,216,648
3.000%, 03/17/23	USD	923	913,253
4.000%, 01/22/24	USD	650	681,934
			16,102,415
Romania | 1.5%
Romania Government Bonds:
5.950%, 06/11/21	RON	4,210	1,172,614
6.750%, 02/07/22	USD	1,314	1,547,235
4.375%, 08/22/23	USD	1	1,043
4.875%, 01/22/24	USD	240	258,240
4.750%, 02/24/25	RON	1,330	345,370
6.125%, 01/22/44	USD	530	622,088
			3,946,590
Russia | 5.0%
Russia Foreign Bonds:
5.000%, 04/29/20	USD	900	929,250
4.875%, 09/16/23	USD	1,800	1,832,400
12.750%, 06/24/28	USD	950	1,509,075
7.500%, 03/31/30	USD	684	821,613
5.625%, 04/04/42	USD	2,000	1,902,500
Russia Government Bonds - OFZ:
7.500%, 02/27/19	RUB	197,740	2,543,532
7.600%, 07/20/22	RUB	124,140	1,540,705
7.000%, 01/25/23	RUB	95,220	1,136,653
7.000%, 08/16/23	RUB	38,560	456,910
7.050%, 01/19/28	RUB	63,690	728,260
			13,400,898
Rwanda | 0.5%
Republic of Rwanda,
6.625%, 05/02/23	USD	1,375	1,320,605
Senegal | 0.4%
Republic of Senegal:
8.750%, 05/13/21	USD	525	552,562
6.250%, 07/30/24	USD	525	469,875
			1,022,437
Serbia | 0.8%
Republic of Serbia,
5.875%, 12/03/18	USD	2,085	2,201,760
Description	Security Currency	Principal Amount (000)	Value

Slovenia | 3.0%
Republic of Slovenia:
5.850%, 05/10/23	USD	5,490	$6,241,357
5.250%, 02/18/24	USD	1,465	1,618,209
			7,859,566
South Africa | 4.1%
Republic of South Africa:
5.500%, 03/09/20	USD	1,945	2,004,809
10.500%, 12/21/26	ZAR	69,840	4,737,402
8.250%, 03/31/32	ZAR	54,860	2,990,735
6.250%, 03/08/41	USD	600	614,325
5.375%, 07/24/44	USD	470	425,467
			10,772,738
Sri Lanka | 1.0%
Republic of Sri Lanka:
6.125%, 06/03/25	USD	500	446,250
6.850%, 11/03/25 (c)	USD	2,450	2,296,875
			2,743,125
Thailand | 2.3%
Thailand Government Bonds:
3.875%, 06/13/19	THB	93,790	2,788,937
3.850%, 12/12/25	THB	109,490	3,399,870
			6,188,807
Turkey | 5.8%
Republic of Turkey:
7.000%, 03/11/19	USD	450	493,087
7.500%, 11/07/19	USD	770	866,442
7.375%, 02/05/25	USD	1,205	1,411,356
4.250%, 04/14/26	USD	1,805	1,698,956
6.000%, 01/14/41	USD	1,065	1,091,359
Turkey Government Bonds:
9.000%, 01/27/16	TRY	5,086	1,743,476
6.300%, 02/14/18	TRY	7,150	2,254,908
8.000%, 03/12/25	TRY	19,460	5,715,091
			15,274,675
Ukraine | 3.0%
Ukraine Government Bonds:
7.750%, 09/01/19 (c)	USD	247	230,818
7.750%, 09/01/20 (c)	USD	848	784,400
7.750%, 09/01/21 (c)	USD	772	706,380
7.750%, 09/01/22 (c)	USD	1,272	1,157,520
7.800%, 11/28/22	USD	280	224,090
7.750%, 09/01/23 (c)	USD	1,272	1,141,620

The accompanying notes are an integral part of these financial statements.

Annual Report   49

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

9.250%, 07/17/24	USD	200	$159,000
7.750%, 09/01/24 (c)	USD	1,063	946,070
7.750%, 09/01/26 (c)	USD	1,066	932,750
7.750%, 09/01/27 (c)	USD	1,065	929,213
0.000%, 05/31/40	USD	2,150	865,375
			8,077,236
Venezuela | 0.9%
Republic of Venezuela:
5.750%, 02/26/16	USD	1,010	911,525
6.000%, 12/09/20	USD	875	330,313
9.000%, 05/07/23	USD	180	72,450
7.650%, 04/21/25	USD	726	272,250
9.375%, 01/13/34	USD	1,415	562,462
7.000%, 03/31/38	USD	382	144,205
			2,293,205
Vietnam | 0.5%
Socialist Republic of Vietnam:
6.750%, 01/29/20	USD	440	483,450
4.800%, 11/19/24	USD	985	948,454
			1,431,904
Total Foreign Government Obligations
(Identified cost $265,628,364)			244,245,466

Quasi Government Bonds | 3.6%

Colombia | 0.3%
Emgesa SA ESP,
8.750%, 01/25/21	COP	1,000,000	309,148
Empresas Publicas de Medellin ESP,
8.375%, 02/01/21	COP	1,170,000	356,233
			665,381
Ecuador | 0.1%
EP Petroecuador,
6.224%, 09/24/19	USD	454	374,506
Kazakhstan | 0.9%
KazMunayGas National Co. JSC,
9.125%, 07/02/18	USD	2,050	2,260,125
Description	Security Currency	Principal Amount (000)	Value

Mexico | 1.3%
Petroleos Mexicanos:
8.000%, 05/03/19	USD	1,315	$1,451,102
5.500%, 06/27/44	USD	1,380	1,045,130
5.500%, 06/27/44 (c)	USD	455	344,590
6.375%, 01/23/45	USD	815	694,787
			3,535,609
South Africa | 0.2%
Eskom Holdings SOC, Ltd.,
7.850%, 04/02/26	ZAR	9,000	530,500
Tunisia | 0.1%
Banque Centrale de Tunisie SA,
5.750%, 01/30/25	USD	360	313,200

Venezuela | 0.7%
Petroleos de Venezuela SA:
5.250%, 04/12/17	USD	893	446,679
6.000%, 05/16/24	USD	450	168,300
6.000%, 11/15/26	USD	625	232,813
9.750%, 05/17/35	USD	1,045	438,900
5.500%, 04/12/37	USD	1,570	575,012
			1,861,704
Total Quasi Government Bonds
(Identified cost $11,422,177)			9,541,025

Description		Shares	Value

Short-Term Investment | 1.2%
State Street Institutional Treasury Money Market Fund (Identified cost $3,170,852)		3,170,852	$3,170,852

Total Investments | 98.3%
(Identified cost $285,075,594) (d), (g)			$260,791,221

Cash and Other Assets in Excess of Liabilities | 1.7%			4,635,048

Net Assets | 100.0%			$265,426,269

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Lazard Emerging Markets Debt Portfolio (concluded)

Forward Currency Contracts open at December 31, 2015:

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	01/05/16	2,349,056	591,032	$2,726	$—
BRL	BRC	01/05/16	2,349,056	601,582	—	7,823
HUF	BRC	01/15/16	31,972,503	111,949	—	1,786
INR	BRC	01/15/16	36,182,291	536,272	9,762	—
INR	BRC	01/15/16	45,702,800	680,000	9,710	—
INR	JPM	01/15/16	36,182,291	536,510	9,524	—
INR	SCB	01/15/16	36,182,291	536,471	9,563	—
INR	UBS	01/15/16	36,182,290	536,392	9,643	—
MXN	BRC	01/15/16	7,967,606	461,158	809	—
RON	BRC	02/16/16	3,462,871	837,697	—	4,831
RON	UBS	02/16/16	3,462,870	837,737	—	4,871
TRY	BRC	01/15/16	1,032,440	346,120	6,771	—
TRY	JPM	01/15/16	1,032,440	346,151	6,739	—
TRY	SCB	01/15/16	1,032,440	346,445	6,445	—
ZAR	BRC	01/15/16	3,931,726	256,367	—	2,579
Total Forward Currency Purchase Contracts					$71,692	$21,890
Forward Currency Sale Contracts
BRL	BRC	01/05/16	2,349,056	601,581	$7,823	$—
BRL	BRC	01/05/16	2,349,056	620,000	26,242	—
BRL	BRC	02/02/16	2,349,056	584,779	—	3,141
HUF	BRC	01/15/16	223,760,378	774,583	3,605	—
HUF	SCB	01/15/16	223,760,378	774,740	3,762	—
HUF	UBS	01/15/16	223,760,379	775,330	4,352	—
IDR	BRC	01/15/16	2,785,602,573	194,322	—	7,363
IDR	BRC	01/15/16	25,875,300,000	1,832,373	—	41,062
IDR	SCB	01/15/16	8,682,397,427	605,678	—	22,949
Total Forward Currency Sale Contracts					45,784	74,515
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$117,476	$96,405

^ In USD unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

Annual Report   51

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio

Corporate Bonds | 1.2%

Bulgaria | 0.1%
ContourGlobal Power Holdings SA,
7.125%, 06/01/19 (c)	USD	250	$238,125

China | 0.4%
BCP Singapore VI Cayman Financing Co., Ltd.,
8.000%, 04/15/21	USD	640	516,400
Green Dragon Gas, Ltd.,
10.000%, 11/20/17	USD	400	392,000
			908,400
Croatia | 0.2%
Hrvatska Elektroprivreda,
5.875%, 10/23/22 (c)	USD	590	600,325

Iraq | 0.3%
Genel Energy Finance PLC,
7.500%, 05/14/19	USD	1,200	840,000

South Africa | 0.2%
Petra Diamonds US Treasury PLC,
8.250%, 05/31/20 (c)	USD	525	438,375

Total Corporate Bonds (Identified cost $3,513,675)			3,025,225

Foreign Government Obligations | 81.9%

Angola | 2.8%
Republic of Angola,
9.500%, 11/12/25 (c)	USD	6,135	5,705,550
Republic of Angola Northern Lights III BV,
7.000%, 08/16/19	USD	1,336	1,295,859
			7,001,409
Description	Security Currency	Principal Amount (000)	Value

Argentina | 7.5%
Republic of Argentina:
8.750%, 06/02/17 (e)	USD	1,945	$2,227,025
8.280%, 12/31/33 (e)	USD	9,485	10,931,217
2.500%, 12/31/38 (e)	USD	8,955	5,619,263
			18,777,505
Belize | 0.8%
Republic of Belize,
5.000%, 02/20/38	USD	2,774	2,011,150

Brazil | 1.4%
Brazil Letras do Tesouro Nacional,
0.000%, 01/01/19	BRL	15,740	2,512,035
Brazil NTN-B,
6.000%, 08/15/50	BRL	1,620	960,436
			3,472,471
Colombia | 2.4%
Republic of Colombia:
2.625%, 03/15/23	USD	555	488,955
4.000%, 02/26/24	USD	1,745	1,666,475
4.500%, 01/28/26	USD	1,330	1,283,450
7.375%, 09/18/37	USD	860	952,450
6.125%, 01/18/41	USD	955	926,350
5.625%, 02/26/44	USD	585	536,006
5.000%, 06/15/45	USD	280	234,850
			6,088,536
Congo | 1.5%
Republic of Congo,
4.000%, 06/30/29 (f)	USD	4,557	3,657,113

Croatia | 2.2%
Croatia:
6.250%, 04/27/17	USD	250	259,500
6.750%, 11/05/19	USD	1,720	1,846,850
6.625%, 07/14/20	USD	1,025	1,100,081
5.500%, 04/04/23	USD	950	965,437
6.000%, 01/26/24	USD	1,325	1,381,644
			5,553,512
Dominican Republic | 2.4%
Dominican Republic:
7.500%, 05/06/21	USD	920	991,300
5.500%, 01/27/25	USD	1,200	1,164,000
5.500%, 01/27/25 (c)	USD	600	582,000
7.450%, 04/30/44	USD	575	582,188
6.850%, 01/27/45	USD	1,315	1,252,537
6.850%, 01/27/45 (c)	USD	1,500	1,428,750
			6,000,775

The accompanying notes are an integral part of these financial statements.

52	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Egypt | 1.5%
Arab Republic of Egypt:
5.875%, 06/11/25	USD	2,870	$2,496,182
5.875%, 06/11/25 (c)	USD	1,325	1,152,419
			3,648,601
Ghana | 0.9%
Republic of Ghana:
7.875%, 08/07/23	USD	1,575	1,256,062
8.125%, 01/18/26	USD	1,265	996,188
			2,252,250
Guatemala | 0.5%
Republic of Guatemala:
5.750%, 06/06/22	USD	678	713,595
4.875%, 02/13/28	USD	560	537,600
			1,251,195
Honduras | 0.5%
Honduras Government Bond,
7.500%, 03/15/24	USD	810	856,575
Republic of Honduras,
8.750%, 12/16/20	USD	400	444,000
			1,300,575
Hungary | 2.5%
Hungary:
6.375%, 03/29/21	USD	1,170	1,337,053
5.750%, 11/22/23	USD	1,790	2,004,997
5.375%, 03/25/24	USD	680	747,728
7.625%, 03/29/41	USD	1,530	2,080,402
			6,170,180
Indonesia | 2.9%
Perusahaan Penerbit SBSN Indonesia III,
4.325%, 05/28/25 (c)	USD	2,750	2,624,187
Republic of Indonesia:
3.375%, 04/15/23	USD	625	581,719
8.500%, 10/12/35	USD	375	469,500
6.625%, 02/17/37	USD	470	495,380
7.750%, 01/17/38	USD	570	669,893
5.250%, 01/17/42	USD	1,050	952,350
6.750%, 01/15/44	USD	775	832,156
5.125%, 01/15/45	USD	620	560,325
			7,185,510
Description	Security Currency	Principal Amount (000)	Value

Ivory Coast | 2.9%
Ivory Coast:
6.375%, 03/03/28	USD	1,700	$1,551,250
6.375%, 03/03/28 (c)	USD	1,105	1,008,313
5.750%, 12/31/32	USD	5,270	4,710,062
			7,269,625
Jamaica | 0.5%
Government of Jamaica,
6.750%, 04/28/28	USD	1,285	1,280,181

Jordan | 1.0%
Kingdom of Jordan,
6.125%, 01/29/26 (c)	USD	2,365	2,412,300

Kazakhstan | 1.0%
Republic of Kazakhstan:
3.875%, 10/14/24	USD	300	283,312
4.875%, 10/14/44	USD	225	188,719
6.500%, 07/21/45 (c)	USD	2,075	2,049,581
			2,521,612
Lithuania | 2.4%
Republic of Lithuania:
7.375%, 02/11/20	USD	1,530	1,815,789
6.625%, 02/01/22	USD	3,580	4,275,307
			6,091,096
Mexico | 8.9%
Mexican Bonos:
5.000%, 12/11/19	MXN	94,060	5,410,995
10.000%, 12/05/24	MXN	96,942	7,139,661
United Mexican States:
5.625%, 01/15/17	USD	570	594,225
4.000%, 10/02/23	USD	2,450	2,487,975
3.600%, 01/30/25	USD	1,225	1,195,600
6.050%, 01/11/40	USD	2,074	2,281,400
4.750%, 03/08/44	USD	1,356	1,240,401
5.550%, 01/21/45	USD	1,184	1,215,080
4.600%, 01/23/46	USD	934	832,427
			22,397,764
Mozambique | 0.4%
Republic of Mozambique,
6.305%, 09/11/20	USD	1,160	977,511

Namibia | 1.0%
Republic of Namibia,
5.250%, 10/29/25 (c)	USD	2,630	2,459,050

The accompanying notes are an integral part of these financial statements.

Annual Report	53

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Pakistan | 1.4%
Islamic Republic of Pakistan:
7.250%, 04/15/19	USD	715	$736,582
8.250%, 04/15/24	USD	2,780	2,873,241
			3,609,823
Panama | 4.9%
Republic of Panama:
4.000%, 09/22/24	USD	665	667,494
3.750%, 03/16/25	USD	3,555	3,497,231
7.125%, 01/29/26	USD	285	355,894
8.875%, 09/30/27	USD	1,595	2,217,050
9.375%, 04/01/29	USD	500	722,500
6.700%, 01/26/36	USD	4,015	4,787,887
			12,248,056
Paraguay | 1.0%
Republic of Paraguay:
4.625%, 01/25/23	USD	650	633,750
6.100%, 08/11/44	USD	1,410	1,360,650
6.100%, 08/11/44 (c)	USD	550	530,750
			2,525,150
Poland | 1.0%
Republic of Poland:
6.375%, 07/15/19	USD	560	637,605
5.000%, 03/23/22	USD	1,620	1,793,421
			2,431,026
Portugal | 3.9%
Republic of Portugal:
5.125%, 10/15/24	USD	6,770	6,924,356
5.125%, 10/15/24 (c)	USD	2,775	2,838,270
			9,762,626
Romania | 1.9%
Romania Government Bonds:
6.750%, 02/07/22	USD	950	1,118,625
4.875%, 01/22/24	USD	1,560	1,678,560
6.125%, 01/22/44	USD	1,780	2,089,275
			4,886,460
Russia | 1.0%
Russia Foreign Bonds:
4.875%, 09/16/23	USD	1,800	1,832,400
5.625%, 04/04/42	USD	800	761,000
			2,593,400
Description	Security Currency	Principal Amount (000)	Value

Rwanda | 0.7%
Republic of Rwanda,
6.625%, 05/02/23	USD	1,915	$1,839,243

Senegal | 0.7%
Republic of Senegal:
8.750%, 05/13/21	USD	1,250	1,315,625
6.250%, 07/30/24	USD	550	492,250
			1,807,875
Serbia | 1.0%
Republic of Serbia:
5.875%, 12/03/18	USD	815	860,640
4.875%, 02/25/20	USD	500	513,375
7.250%, 09/28/21	USD	905	1,026,496
			2,400,511
Slovenia | 7.4%
Republic of Slovenia:
5.850%, 05/10/23	USD	9,505	10,805,848
5.250%, 02/18/24	USD	6,915	7,638,166
			18,444,014
Sri Lanka | 0.9%
Republic of Sri Lanka:
5.875%, 07/25/22	USD	350	320,425
6.125%, 06/03/25	USD	900	803,250
6.850%, 11/03/25 (c)	USD	1,300	1,218,750
			2,342,425
Turkey | 1.4%
Republic of Turkey:
7.500%, 07/14/17	USD	910	975,520
7.375%, 02/05/25	USD	1,140	1,335,225
4.875%, 04/16/43	USD	1,450	1,280,350
			3,591,095
Ukraine | 4.9%
Ukraine Government Bonds:
7.750%, 09/01/19 (c)	USD	1,593	1,489,096
7.750%, 09/01/20 (c)	USD	2,271	2,100,675
7.750%, 09/23/20	USD	225	181,125
7.750%, 09/01/21 (c)	USD	1,736	1,588,440
7.750%, 09/01/22 (c)	USD	1,528	1,390,480
7.750%, 09/01/23 (c)	USD	1,405	1,260,988
7.750%, 09/01/24 (c)	USD	1,005	894,450
7.750%, 09/01/25 (c)	USD	1,030	906,400
7.750%, 09/01/26 (c)	USD	1,055	923,125
7.750%, 09/01/27 (c)	USD	1,005	876,863
0.000%, 05/31/40	USD	1,994	802,585
			12,414,227

The accompanying notes are an integral part of these financial statements.

54	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Venezuela | 0.9%
Republic of Venezuela:
9.250%, 09/15/27	USD	1,680	$697,200
9.250%, 05/07/28	USD	1,145	452,275
11.950%, 08/05/31	USD	805	360,238
9.375%, 01/13/34	USD	1,175	467,062
7.000%, 03/31/38	USD	565	213,288
			2,190,063
Vietnam | 1.0%
Socialist Republic of Vietnam:
6.750%, 01/29/20	USD	1,155	1,269,056
4.800%, 11/19/24	USD	1,265	1,218,065
			2,487,121
Total Foreign Government Obligations (Identified cost $209,455,918)			205,353,036

Quasi Government Bonds | 3.0%

Mexico | 1.0%
Petroleos Mexicanos:
8.000%, 05/03/19	USD	1,085	1,197,297
6.500%, 06/02/41	USD	697	606,390
5.500%, 06/27/44	USD	388	293,848
5.625%, 01/23/46	USD	405	311,931
			2,409,466
Tunisia | 1.4%
Banque Centrale de Tunisie SA:
5.750%, 01/30/25	USD	1,815	1,579,050
5.750%, 01/30/25 (c)	USD	2,295	1,996,650
			3,575,700
Venezuela | 0.6%
Petroleos de Venezuela SA:
5.375%, 04/12/27	USD	2,925	1,069,380
9.750%, 05/17/35	USD	715	300,300
5.500%, 04/12/37	USD	286	104,748
			1,474,428
Total Quasi Government Bonds (Identified cost $8,029,298)			7,459,594
Description	Security Currency	Principal Amount (000)	Value

US Treasury Securities | 3.1%
US Treasury Notes:
1.625%, 11/30/20	USD	3,900	$3,878,062
2.250%, 11/15/25	USD	3,900	3,892,383

Total US Treasury Securities (Identified cost $7,767,587)			7,770,445

Description		Shares	Value

Warrant | 0.0%

Iraq | 0.0%
Gulf Keystone Petroleum, Ltd. Expires 04/18/17 (Identified cost $0)		96,000	$0

Short-Term Investment | 10.1%
State Street Institutional Treasury Money Market Fund (Identified cost $25,186,042)		25,186,042	25,186,042

Description		Number of Contracts	Value

Purchased Option | 0.0%
USD vs MXN January 16 17 Put, Expires 01/19/16 (Identified cost $187,506)		185,100	$59,232

Total Investments | 99.3% (Identified cost $254,140,026) (d), (g)			$248,853,574

Cash and Other Assets in Excess of Liabilities | 0.7%			1,710,510

Net Assets | 100.0%			$250,564,084

The accompanying notes are an integral part of these financial statements.

Annual Report	55

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2015:

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^		Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	01/05/16	2,762,810	707,542		$—	$9,201
BRL	BRC	01/05/16	3,018,355	772,985		—	10,052
BRL	BRC	01/05/16	5,781,165	1,454,564		6,710	—
BRL	HSB	01/05/16	2,762,810	707,542		—	9,201
BRL	JPM	01/05/16	2,762,810	707,542		—	9,201
BRL	JPM	01/05/16	3,333,744	853,755		—	11,103
BRL	JPM	01/05/16	6,096,554	1,534,110		6,883	—
BRL	SCB	01/05/16	2,762,810	707,542		—	9,201
BRL	SCB	01/05/16	3,019,128	773,184		—	10,055
BRL	SCB	01/05/16	5,781,938	1,455,308		6,161	—
BRL	UBS	01/05/16	2,762,810	707,542		—	9,201
BRL	UBS	01/05/16	5,525,620	1,390,852		5,829	—
EUR	SCB	01/15/16	3,297,859	14,001,639	PLN	16,164	—
INR	BRC	01/15/16	104,626,178	1,550,706		28,229	—
INR	JPM	01/15/16	104,626,178	1,551,396		27,539	—
INR	SCB	01/15/16	104,626,178	1,551,281		27,654	—
INR	UBS	01/15/16	104,626,177	1,551,051		27,884	—
MXN	JPM	01/15/16	7,278,585	421,378		639	—
NGN	SCB	04/25/16	94,782,810	412,099		44,127	—
PLN	BRC	01/15/16	19,119,175	4,397,007	EUR	93,376	—
PLN	JPM	01/15/16	19,119,175	4,397,234	EUR	93,129	—
PLN	SCB	01/15/16	19,119,175	4,398,499	EUR	91,754	—
PLN	UBS	01/15/16	19,119,174	4,396,981	EUR	93,405	—
TWD	JPM	01/28/16	4,273,100	130,266		—	161
Total Forward Currency Purchase Contracts						$569,483	$77,376
Forward Currency Sale Contracts:
BRL	BRC	01/05/16	2,762,810	738,542		$40,201	$—
BRL	BRC	01/05/16	3,018,355	773,144		10,211	—
BRL	BRC	01/05/16	5,781,165	1,480,528		19,254	—
BRL	BRC	02/02/16	5,781,165	1,439,175		—	7,731
BRL	HSB	01/05/16	2,762,810	739,451		41,110	—
BRL	JPM	01/05/16	2,762,810	739,075		40,734	—
BRL	JPM	01/05/16	3,333,744	853,712		11,059	—
BRL	JPM	01/05/16	6,096,554	1,561,297		20,304	—
BRL	JPM	02/02/16	6,096,554	1,517,877		—	7,964
BRL	SCB	01/05/16	2,762,810	739,471		41,130	—
BRL	SCB	01/05/16	3,019,128	773,144		10,015	—
BRL	SCB	01/05/16	5,781,938	1,480,726		19,256	—
BRL	SCB	02/02/16	5,781,938	1,439,905		—	7,194
BRL	UBS	01/05/16	2,762,810	739,056		40,715	—
BRL	UBS	01/05/16	5,525,620	1,415,084		18,403	—
BRL	UBS	02/02/16	5,525,620	1,376,132		—	6,816

The accompanying notes are an integral part of these financial statements.

56	Annual Report

Lazard Explorer Total Return Portfolio (concluded)

Forward Currency Contracts open at December 31, 2015 (concluded):

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
MXN	BRC	01/15/16	44,510,267	2,604,768	$24,036	$—
MXN	HSB	01/15/16	44,510,267	2,604,082	23,350	—
MXN	JPM	01/15/16	44,510,267	2,606,140	25,408	—
MXN	SCB	01/15/16	44,510,267	2,605,606	24,874	—
MXN	UBS	01/15/16	44,510,269	2,605,675	24,943	—
NGN	BRC	03/09/16	46,590,768	218,736	—	11,590
NGN	HSB	03/09/16	85,669,864	401,264	—	22,252
NGN	SCB	03/09/16	132,060,000	620,000	—	32,850
NGN	SCB	04/25/16	94,782,810	397,412	—	58,814
THB	JPM	01/15/16	87,319,120	2,410,000	—	15,854
TWD	BRC	01/28/16	21,752,420	661,067	—	1,238
TWD	JPM	01/28/16	21,752,420	660,967	—	1,338
TWD	JPM	01/28/16	22,321,500	690,000	10,368	—
TWD	SCB	01/28/16	20,710,400	640,000	9,422	—
Total Forward Currency Sale Contracts					454,793	173,641
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$1,024,276	$251,017

^ In USD unless otherwise indicated.

Credit Default Swap Agreements open at December 31, 2015:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Buy/ Sell	Receive (Pay) Rate	S&P Credit Rating	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation

CDX EM 24	BRC	294,000	12/20/20	Sell	1.000%	CCC – AA-	$(32,655)	$(31,893)	$762
CDX EM 24	BRC	1,960,000	12/20/20	Sell	1.000	CCC – AA-	(217,700)	(213,640)	4,060
CDX EM 24	JPM	2,940,000	12/20/20	Sell	1.000	CCC – AA-	(326,551)	(318,255)	8,296
CDX EM 24	JPM	2,450,000	12/20/20	Sell	1.000	CCC – AA-	(272,125)	(264,600)	7,525
Total Credit Default Swap Agreements							$(849,031)	$(828,388)	$20,643

Interest Rate Swap Agreement open at December 31, 2015:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Variable Rate	Unrealized Depreciation
BRL	JPM	6,370,787	01/02/19	14.67%	Brazil Cetip Interbank Deposit Rate	$88,218

The accompanying notes are an integral part of these financial statements.

Annual Report	57

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Income Portfolio

Foreign Government Obligations | 21.9%

Brazil | 3.9%
Brazil Letras do Tesouro Nacional, 0.000%, 04/01/16	BRL	500	$122,123
Brazil NTN-B, 6.000%, 08/15/16	BRL	220	154,085
Brazil NTN-F, 10.000%, 01/01/17	BRL	940	225,974
			502,182
Indonesia | 0.3%
Indonesia Government Bond, 7.875%, 04/15/19	IDR	650,000	46,006

Mexico | 8.3%
Mexican Bonos:
6.250%, 06/16/16	MXN	5,000	293,746
4.750%, 06/14/18	MXN	6,100	355,633
6.500%, 06/10/21	MXN	2,150	129,057
Mexican Udibonos, 2.500%, 12/10/20	MXN	5,220	294,608
			1,073,044
Russia | 9.4%

Russian Federal Bond – OFZ, 6.000%, 05/11/16	RUB	90,000	1,215,617

Total Foreign Government Obligations (Identified cost $3,120,865)			2,836,849

Supranationals | 0.3%
European Investment Bank, 7.200%, 07/09/19 (c) (Identified cost $51,184)	IDR	600,000	40,386
Description	Security Currency	Principal Amount (000)	Value

US Treasury Securities | 73.9%
US Treasury Notes:
0.375%, 01/15/16	USD	350	$350,019
0.375%, 01/31/16	USD	250	250,014
2.000%, 01/31/16	USD	200	200,280
0.375%, 02/15/16	USD	250	250,000
2.125%, 02/29/16	USD	400	401,189
2.625%, 02/29/16	USD	450	451,695
0.375%, 03/15/16	USD	650	650,161
0.375%, 03/31/16	USD	650	650,027
2.250%, 03/31/16	USD	700	703,261
0.250%, 04/15/16	USD	500	499,899
0.375%, 04/30/16	USD	500	499,940
2.000%, 04/30/16	USD	500	502,585
2.625%, 04/30/16	USD	500	503,636
0.250%, 05/15/16	USD	625	624,547
1.750%, 05/31/16	USD	625	628,335
3.250%, 05/31/16	USD	600	606,884
0.500%, 06/15/16	USD	600	599,952
1.500%, 06/30/16	USD	600	602,828
0.625%, 07/15/16	USD	600	600,049

Total US Treasury Securities (Identified cost $9,578,730)			9,575,301

Description	Shares	Value

Short-Term Investment | 5.1%
State Street Institutional Treasury Money Market Fund (Identified cost $657,814)	657,814	$657,814

Total Investments | 101.2% (Identified cost $13,408,593) (d), (g)		$13,110,350

Liabilities in Excess of Cash and Other Assets | (1.2)%		(155,264)

Net Assets | 100.0%		$12,955,086

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Lazard Emerging Markets Income Portfolio (continued)

Forward Currency Contracts open at December 31, 2015:

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	CIT	02/18/16	39,240	12,000	$—	$2,224
BRL	CIT	02/18/16	66,234	20,000	—	3,498
BRL	CIT	02/18/16	79,855	25,000	—	5,105
BRL	CIT	02/18/16	543,056	162,000	—	26,702
BRL	CIT	02/18/16	584,870	143,000	2,715	—
BRL	JPM	02/18/16	118,524	35,000	—	5,471
BRL	UBS	01/11/16	561,898	143,874	—	2,136
CLP	BNP	01/15/16	79,671,200	112,000	308	—
CLP	SCB	01/25/16	158,918,700	222,000	1,754	—
CNH	HSB	01/29/16	1,375,000	213,694	—	5,168
CNY	CIT	07/13/16	960,840	153,000	—	9,944
CNY	SCB	01/15/16	3,216,804	499,000	—	5,411
CNY	SCB	01/29/16	8,517,870	1,333,000	—	31,712
COP	SCB	03/18/16	438,588,000	131,000	6,047	—
CZK	JPM	01/15/16	11,308,180	460,000	—	5,088
EUR	CIT	01/13/16	185,000	201,243	—	152
EUR	JPM	01/04/16	192,000	210,437	—	1,781
HUF	CIT	04/13/16	19,131,991	70,512	—	4,679
HUF	JPM	04/13/16	152,289,855	549,000	—	24,973
IDR	JPM	03/24/16	715,800,000	50,000	504	—
IDR	JPM	03/24/16	6,467,748,000	458,706	—	2,371
ILS	JPM	02/17/16	550,018	141,222	240	—
ILS	JPM	05/31/16	264,219	67,558	585	—
INR	JPM	04/25/16	52,594,740	789,000	—	8,041
INR	JPM	07/13/16	15,496,430	229,000	—	1,900
INR	SCB	01/11/16	30,725,310	457,154	6,628	—
KRW	CIT	01/15/16	1,566,864,760	1,318,000	14,640	—
MXN	JPM	01/22/16	5,274,537	309,000	—	3,332
MYR	JPM	02/16/16	2,311,865	536,956	—	1,504
PHP	HSB	01/25/16	8,463,120	179,000	1,082	—
PLN	JPM	01/04/16	3,088,055	799,000	—	11,763
PLN	JPM	01/25/16	2,861,891	740,042	—	10,792
RON	CIT	01/08/16	623,050	161,237	—	11,400
RON	CIT	01/08/16	754,930	183,000	—	1,448
RON	JPM	01/08/16	35,419	9,169	—	651
RON	JPM	01/08/16	214,085	54,259	—	2,774
RON	JPM	01/08/16	548,033	133,000	—	1,204
RUB	CIT	01/25/16	13,148,700	205,000	—	25,521
RUB	CIT	03/04/16	102,219,483	1,483,000	—	101,767
RUB	JPM	02/24/16	9,532,110	133,000	—	3,910
SGD	HSB	01/08/16	1,223,285	872,000	—	9,357
THB	SCB	02/23/16	23,169,576	639,514	3,542	—
TRY	CIT	02/03/16	1,282,210	434,000	1,877	—

The accompanying notes are an integral part of these financial statements.

Annual Report  59

Lazard Emerging Markets Income Portfolio (concluded)

Forward Currency Contracts open at December 31, 2015 (concluded):

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
TWD	SCB	01/07/16	8,850,880	272,000	$—	$2,830
ZAR	HSB	01/14/16	3,843,089	262,655	—	14,542
ZAR	JPM	01/14/16	1,774,338	112,000	2,553	—
ZAR	JPM	01/14/16	2,396,250	150,000	4,704	—
Total Forward Currency Purchase Contracts					$47,179	$349,151

Forward Currency Sale Contracts
BRL	CIT	01/11/16	533,680	140,000	$5,380	$—
BRL	CIT	02/18/16	85,618	26,000	4,669	—
BRL	CIT	02/18/16	482,654	118,968	—	1,281
BRL	CIT	02/18/16	534,789	163,140	29,902	—
BRL	UBS	09/30/16	620,542	137,000	—	6,435
CNY	SCB	01/15/16	692,339	106,000	—	233
CNY	SCB	01/15/16	1,354,185	210,000	2,213	—
CNY	SCB	07/13/16	960,840	144,923	1,867	—
CZK	JPM	01/15/16	685,750	28,000	413	—
EUR	JPM	01/04/16	6,000	6,644	123	—
EUR	JPM	01/04/16	186,000	199,573	—	2,562
EUR	JPM	02/04/16	192,000	210,594	1,784	—
HUF	JPM	01/14/16	81,013,800	280,000	855	—
HUF	JPM	01/14/16	82,380,581	286,741	2,886	—
IDR	SCB	01/22/16	744,544,000	53,000	—	610
ILS	JPM	02/17/16	254,392	65,712	283	—
ILS	JPM	02/17/16	559,845	145,000	1,010	—
INR	SCB	01/11/16	7,091,700	105,000	—	2,045
MXN	JPM	01/22/16	5,076,050	295,126	961	—
PHP	SCB	01/25/16	895,890	18,746	—	317
PLN	JPM	01/04/16	226,164	57,000	—	656
PLN	JPM	01/04/16	2,861,891	740,463	10,882	—
RON	JPM	01/08/16	586,394	150,000	8,979	—
RUB	CIT	01/25/16	7,986,720	112,001	2,982	—
RUB	CIT	01/25/16	89,237,700	1,243,298	25,205	—
RUB	CIT	02/09/16	13,270,200	204,000	23,601	—
SGD	JPM	01/08/16	81,781	58,000	330	—
TRY	CIT	02/03/16	453,300	150,000	—	4,096
TRY	JPM	02/03/16	416,134	138,000	—	3,462
ZAR	JPM	01/14/16	2,000,919	133,000	3,819	—
ZAR	JPM	01/14/16	2,199,726	143,000	984	—
Total Forward Currency Sale Contracts					129,128	21,697
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$176,307	$370,848

^ In USD unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

60  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2015

(a)	Non-income producing security.

(b)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy – see Note 9.

(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2015, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	1.1%
Emerging Markets Equity Advantage	2.4
Emerging Markets Equity Blend	0.4
Emerging Markets Multi Asset	2.7
Emerging Markets Debt	8.2
Explorer Total Return	15.5
Emerging Markets Income	0.3

(d)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized depreciation were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation

Emerging Markets Equity	$11,738,660,317	$931,630,652	$3,548,200,542	$(2,616,569,890)
Emerging Markets Core Equity	113,571,240	2,163,604	11,042,143	(8,878,539)
Developing Markets Equity	428,576,619	25,527,373	99,437,316	(73,909,943)
Emerging Markets Equity Advantage	3,035,162	59,424	446,104	(386,680)
Emerging Markets Equity Blend	352,556,564	23,561,567	84,545,933	(60,984,366)
Emerging Markets Multi Asset	191,370,158	6,081,511	29,332,289	(23,250,778)
Emerging Markets Debt	289,617,941	2,394,180	31,220,900	(28,826,720)
Explorer Total Return	254,296,516	3,392,863	8,835,805	(5,442,942)
Emerging Markets Income	13,530,238	952	420,840	(419,888)

(e)	Issue in default.

(f)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2015 which may step up at a future date.

(g)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts and swap agreements.

The accompanying notes are an integral part of these financial statements.

Annual Report  61

Security Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
JSC	— Joint Stock Company
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B

Currency Abbreviations:
BRL	— Brazilian Real
CLP	— Chilean Peso
CNH	— Yuan Renminbi
CNY	— Chinese Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Dominican Republic Peso
EGP	— Egyptian Pound
EUR	— Euro
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
KZT	— Kazakhstan Tenge
MXN	— Mexican New Peso

Counterparty Abbreviations:
BNP	— BNP Paribas SA
BRC	— Barclays Bank PLC
CIT	— Citibank NA
HSB	— HSBC Bank USA NA
JPM	— JPMorgan Chase Bank NA
SCB	— Standard Chartered Bank
UBS	— UBS AG

NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
OJSC	— Open Joint Stock Company
PJSC	— Public Joint Stock Company
REIT	— Real Estate Investment Trust

MYR	— Malaysian Ringgit
NGN	— Nigerian Naira
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
RON	— New Romanian Leu
RSD	— Serbian Dinar
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— New Turkish Lira
TWD	— Taiwan Dollar
UGX	— Ugandan Shilling
USD	— United States Dollar
UYU	— Uruguayan Peso
ZAR	— South African Rand
ZMW	— Zambian Kwacha

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio

Agriculture	—%	1.1%	—%	—%	0.5%	0.3%
Alcohol & Tobacco	3.4	—	—	2.4	1.4	0.8
Apparel, Textiles & Luxury Goods	—	1.9	—	1.6	0.8	0.9
Automotive	3.6	2.6	2.3	3.1	3.5	2.4
Banking	22.1	16.5	24.7	15.1	21.2	15.3
Cable Television	—	1.6	—	1.2	—	0.8
Chemicals	0.7	—	—	2.9	—	—
Commercial Services	2.7	2.1	0.7	1.2	2.1	1.4
Computer Software & Services	6.7	5.2	6.5	3.5	8.3	5.3
Construction & Engineering	—	—	3.8	1.2	2.0	1.0
Construction Materials	—	2.0	2.4	0.3	1.5	0.9
Consumer Products	—	3.6	2.7	0.5	2.3	2.1
Diamonds & Precious Stones	—	—	—	—	—	0.1
Diversified	0.9	—	—	—	1.1	0.6
Electric	0.2	—	—	4.1	—	—
Energy Exploration & Production	2.8	—	—	2.6	0.9	0.8
Energy Integrated	4.3	—	5.9	4.6	5.4	3.0
Energy Services	—	—	0.6	0.2	—	—
Financial Services	3.1	1.6	1.1	2.6	3.6	2.2
Food & Beverages	—	5.0	0.8	0.9	—	0.5
Forest & Paper Products	1.1	3.2	—	1.1	1.2	1.3
Gas Utilities	—	1.1	—	—	—	—
Health Services	—	1.0	—	0.4	—	—
Household & Personal Products	2.1	2.3	—	1.0	0.6	0.7
Housing	1.3	—	0.9	1.5	—	—
Insurance	3.0	4.5	3.1	4.1	2.2	2.3
Leisure & Entertainment	0.6	1.9	6.5	1.0	2.5	1.6
Manufacturing	4.1	3.1	6.0	4.3	5.9	3.2
Medical Products	—	—	—	0.4	—	—
Metals & Mining	1.8	—	3.3	1.8	1.3	0.7
Pharmaceutical & Biotechnology	—	2.9	7.1	2.1	3.1	2.1
Real Estate Management & Development	—	1.8	1.4	2.4	1.4	1.3
Retail	4.1	4.8	6.5	4.2	3.6	2.6
Semiconductors & Components	10.1	12.4	10.5	11.1	12.1	8.4
Technology	4.4	—	—	2.2	0.9	0.5
Technology Hardware	1.1	2.7	—	1.2	1.6	1.5
Telecommunications	11.3	5.0	—	6.5	5.4	4.2
Transportation	2.2	3.4	1.0	1.7	2.0	1.6
Water	—	1.4	—	—	0.4	0.6
Subtotal	97.7	94.7	97.8	95.0	98.8	71.0
Foreign Government Obligations	—	—	—	—	—	16.5
US Treasury Securities	—	—	—	—	—	8.0
Short-Term Investments	1.3	5.2	2.2	2.6	—	8.0
Total Investments	99.0%	99.9%	100.0%	97.6%	98.8%	103.5%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  63

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry*	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio

Banking	0.1%	1.4%
Computer Software & Services	0.1	0.2
Diamonds & Precious Stones	—	0.2
Electric	0.5	0.3
Energy Exploration & Production	2.3	1.1
Energy Integrated	1.6	0.6
Energy Services	—	0.3
Gas Utilities	—	0.1
Transportation	0.5	—
Subtotal	5.1	4.2
Foreign Government Obligations	92.0	81.9
US Treasury Securities	—	3.1
Short-Term Investments	1.2	10.1
Total Investments	98.3%	99.3%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

64  Annual Report

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Annual Report  65

The Lazard Funds, Inc. Statements of Assets and Liabilities

	Lazard	Lazard Emerging	Lazard
	Emerging Markets	Markets Core	Developing Markets
December 31, 2015	Equity Portfolio	Equity Portfolio	Equity Portfolio

ASSETS
Investments in securities, at value	$9,025,171,231	$104,692,701	$354,666,676
Non-controlled affiliated issuers, at value (Note 5)	96,919,196	—	—
Cash	—	—	—
Foreign currency	4,597,206	10,555	5,372
Receivables for:
Capital stock sold	118,946,378	2,257,484	3,305,982
Investments sold	33,123,987	—	392,022
Dividends and interest	13,805,206	18,450	180,014
Amount due from Investment Manager (Note 3)	—	—	—
Gross unrealized appreciation on forward currency contracts	—	—	—
Deferred offering costs (Note 2(h))	383	—	—
Total assets	9,292,563,587	106,979,190	358,550,066

LIABILITIES
Due to custodian	—	—	—
Cash collateral due to broker	—	—	—
Payables for:
Management fees	8,216,099	70,134	302,061
Accrued distribution fees	187,421	423	2,123
Accrued custodian fees	1,822,671	41,163	96,418
Capital stock redeemed	59,585,630	493,542	2,917,656
Investments purchased	4,287,756	1,568,628	266,309
Dividends	—	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Line of credit outstanding	—	—	—
Premium for swap agreements sold	—	—	—
Accrued offering costs (Note 2(h))	—	—	—
Other accrued expenses and payables	2,493,884	40,718	274,223
Total liabilities	76,593,461	2,214,608	3,858,790
Net assets	$9,215,970,126	$104,764,582	$354,691,276

NET ASSETS
Paid in capital	$12,396,585,192	$115,709,962	$543,302,411
Undistributed (distributions in excess of) net investment income	64,636,833	(273,866)	(1,734,548)
Accumulated net realized loss	(683,114,140)	(2,821,946)	(133,012,161)
Net unrealized appreciation (depreciation) on:
Investments	(2,410,760,065)	(7,849,931)	(53,863,441)
Non-controlled affiliated issuers	(151,227,091)	—	—
Foreign currency and forward currency contracts	(150,603)	363	(985)
Swap agreements	—	—	—
Net assets	$9,215,970,126	$104,764,582	$354,691,276

Institutional Shares
Net assets	$8,238,637,657	$102,420,583	$343,788,099
Shares of capital stock outstanding*	612,915,207	11,913,811	38,037,272
Net asset value, offering and redemption price per share	$13.44	$8.60	$9.04

Open Shares
Net assets	$832,706,433	$2,343,999	$10,903,177
Shares of capital stock outstanding*	60,265,874	273,190	1,205,398
Net asset value, offering and redemption price per share	$13.82	$8.58	$9.05

R6 Shares
Net assets	$144,626,036	—	—
Shares of capital stock outstanding*	10,761,543	—	—
Net asset value, offering and redemption price per share	$13.44	—	—

Cost of investments in securities	$11,434,794,296	$112,542,632	$408,340,708
Cost of non-controlled affiliated issuers	$248,146,287	$—	$—
Cost of foreign currency	$4,572,429	$10,441	$5,372

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Lazard	Lazard Emerging	Lazard	Lazard	Lazard Explorer	Lazard
Emerging Markets Equity	Markets Equity	Emerging Markets	Emerging Markets	Total Return	Emerging Markets
Advantage Portfolio	Blend Portfolio	Multi Asset Portfolio	Debt Portfolio	Portfolio	Income Portfolio

$2,648,482	$291,572,198	$168,119,380	$260,791,221	$248,853,574	$13,110,350
—	—	—	—	—	—
—	—	—	192,794	241,912	—
227	64,173	96,276	209,685	14,130	23,834

115,175	501,165	273,003	458,547	875,744	—
—	8,323,977	33,640	234,267	113,437	—
2,643	295,110	578,244	4,006,141	3,213,080	55,672
20,986	—	—	—	—	3,069
—	—	422,698	117,476	1,024,276	176,307
20,526	—	—	—	—	—
2,808,039	300,756,623	169,523,241	266,010,131	254,336,153	13,369,232

33	—	—	—	—	—
—	—	—	—	130,000	—

—	271,624	141,946	190,006	209,907	—
20	1,456	164	1,469	310	33
22,770	104,685	79,618	59,080	43,056	14,471
—	836,642	36,129	174,191	1,815,808	—
—	89,471	6,151,097	—	328,083	—
—	—	—	8,835	650	—

—	—	535,118	96,405	251,017	370,848
—	—	2,775	—	108,861	—
—	4,230,000	—	—	—	—
—	—	106,075	—	828,388	—
46,283	—	—	—	—	—
26,060	258,048	79,817	53,876	55,989	28,794
95,166	5,791,926	7,132,739	583,862	3,772,069	414,146
$2,712,873	$294,964,697	$162,390,502	$265,426,269	$250,564,084	$12,955,086

$3,317,615	$421,144,139	$206,089,219	$334,871,029	$279,869,127	$13,768,877
(19,129)	(2,005,101)	(1,544,549)	(5,377,175)	(2,997,827)	(200,481)
(200,996)	(79,021,012)	(22,651,332)	(39,736,127)	(21,684,323)	(118,880)

(384,611)	(45,151,059)	(19,381,619)	(24,284,373)	(5,286,452)	(298,243)
—	—	—	—	—	—
(6)	(2,270)	(118,442)	(47,085)	772,420	(196,187)
—	—	(2,775)	—	(108,861)	—
$2,712,873	$294,964,697	$162,390,502	$265,426,269	$250,564,084	$12,955,086

$2,617,760	$287,857,210	$161,629,219	$258,516,510	$249,222,008	$12,799,933
324,964	33,751,879	21,518,578	33,508,407	29,101,055	1,519,965
$8.06	$8.53	$7.51	$7.71	$8.56	$8.42

$95,113	$7,107,487	$761,283	$6,909,759	$1,342,076	$155,153
11,805	831,641	101,155	887,388	155,824	18,495
$8.06	$8.55	$7.53	$7.79	$8.61	$8.39

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
$3,033,093	$336,525,302	$187,470,679	$285,075,594	$254,140,026	$13,408,593
$—	$—	$—	$—	$—	$—
$227	$63,910	$97,300	$213,957	$13,900	$23,885

Annual Report  67

The Lazard Funds, Inc. Statements of Operations

	Lazard	Lazard Emerging	Lazard
	Emerging Markets	Markets Core	Developing Markets
For the Period Ended December 31, 2015	Equity Portfolio	Equity Portfolio	Equity Portfolio

Investment Income

Income
Dividends
Unaffiliated issuers	$365,768,625	$1,017,596	$7,107,246
Non-controlled affiliated issuers (Note 5)	3,613,673	—	—
Interest	—	—	—
Total investment income*	369,382,298	1,017,596	7,107,246

Expenses
Management fees (Note 3)	126,245,785	630,616	4,060,686
Custodian fees	7,933,318	155,794	412,433
Distribution fees (Open Shares)	3,072,190	5,772	28,984
Administration fees	1,412,459	62,614	131,215
Shareholders’ reports	1,162,641	5,390	74,073
Shareholders’ services	757,439	27,196	44,361
Professional services	494,885	38,683	78,806
Directors’ fees and expenses	493,832	5,839	19,175
Registration fees	95,934	39,809	36,081
Amortization of offering costs (Note 2(h))	6,986	—	—
Organization expenses	1,138	—	—
Other†	351,108	7,187	20,074
Total gross expenses	142,027,715	978,900	4,905,888
Management fees waived and expenses reimbursed	—	(152,171)	—
Administration and shareholders’ services fees waived	(6,114)	—	—
Total net expenses	142,021,601	826,729	4,905,888
Net investment income	227,360,697	190,867	2,201,358

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts and Swap Agreements
Net realized loss on:
Investments**	(603,564,608)	(2,451,928)	(51,505,989)
Non-controlled affiliated issuers	(26,545,218)	—	—
Foreign currency and forward currency contracts	(6,379,020)	(67,859)	(644,427)
Swap agreements	—	—	—
Total net realized loss on investments, foreign currency, forward currency contracts and swap agreements	(636,488,846)	(2,519,787)	(52,150,416)
Net change in unrealized appreciation (depreciation) on:
Investments***	(2,161,553,218)	(6,843,351)	(6,261,803)
Non-controlled affiliated issuers	(151,227,091)	—	—
Foreign currency and forward currency contracts	(154,196)	411	7,348
Purchased options	—	—	—
Swap agreements	—	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	(2,312,934,505)	(6,842,940)	(6,254,455)
Net realized and unrealized loss on investments, foreign currency, forward currency contracts, options and swap agreements	(2,949,423,351)	(9,362,727)	(58,404,871)
Net decrease in net assets resulting from operations	$(2,722,062,654)	$(9,171,860)	$(56,203,513)
* Net of foreign withholding taxes of	$48,559,750	$155,200	$780,856
** Net of foreign capital gains taxes of	$553,020	$—	$370,380
*** Includes net change in unrealized foreign capital gains taxes of	$(1,137,000)	$—	$37,843
† Includes interest on line of credit of	$6,295	$474	$2,411

(a) From the Portfolio’s commencement of operations on May 29, 2015.

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Lazard	Lazard Emerging	Lazard	Lazard	Lazard Explorer	Lazard
Emerging Markets Equity	Markets Equity	Emerging Markets	Emerging Markets	Total Return	Emerging Markets
Advantage Portfolio (a)	Blend Portfolio	Multi Asset Portfolio	Debt Portfolio	Portfolio	Income Portfolio

$42,558	$11,759,736	$2,752,814	$—	$—	$—
—	—	—	—	—	—
—	—	2,309,366	20,608,219	11,063,991	115,150
42,558	11,759,736	5,062,180	20,608,219	11,063,991	115,150

13,719	4,769,825	1,796,459	2,919,300	2,560,298	75,715
54,537	463,774	316,988	240,297	160,788	59,032
145	201,914	2,341	6,707	13,182	349
29,074	145,398	85,930	122,984	101,207	52,331
1,772	67,035	21,847	14,287	9,744	4,126
17,546	171,481	27,734	27,899	27,772	25,957
36,850	85,490	75,871	62,014	50,577	41,486
3,822	22,620	10,506	18,073	13,299	4,178
1,472	61,609	39,288	74,418	45,560	26,787
28,901	—	—	—	—	15,249
4,787	—	—	—	—	—
1,054	32,547	10,716	25,765	10,537	5,418
193,679	6,021,693	2,387,680	3,511,744	2,992,964	310,628
(152,588)	—	(49,381)	(12,130)	(8,378)	(186,622)
(23,164)	—	—	—	—	(18,750)
17,927	6,021,693	2,338,299	3,499,614	2,984,586	105,256
24,631	5,738,043	2,723,881	17,108,605	8,079,405	9,894

(200,996)	(67,246,602)	(16,005,614)	(42,762,957)	(21,994,178)	(227,292)
—	—	—	—	—	—
(1,080)	(445,416)	(512,413)	(1,008,629)	(2,439,048)	(564,229)
—	—	(147,116)	—	(243,692)	—

(202,076)	(67,692,018)	(16,665,143)	(43,771,586)	(24,676,918)	(791,521)

(384,611)	582,893	(7,382,866)	(8,078,494)	478,836	(183,782)
—	—	—	—	—	—
(6)	(1,953)	62,490	292,672	946,553	(182,718)
—	—	(14,657)	—	(128,274)	—
—	—	199,473	—	558,504	—

(384,617)	580,940	(7,135,560)	(7,785,822)	1,855,619	(366,500)

(586,693)	(67,111,078)	(23,800,703)	(51,557,408)	(22,821,299)	(1,158,021)
$(562,062)	$(61,373,035)	$(21,076,822)	$(34,448,803)	$(14,741,894)	$(1,148,127)
$6,183	$1,462,190	$355,830	$205,588	$604	$765
$—	$236,396	$47,553	$38,686	$(2,221)	$—
$—	$(105,859)	$(7,198)	$—	$—	$—
$2	$13,623	$—	$10,302	$—	$170

Annual Report  69

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets		Lazard Emerging Markets
	Equity Portfolio		Core Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income	$227,360,697	$289,096,793	$190,867	$60,252
Net realized gain (loss) on investments, foreign currency and forward currency contracts	(636,488,846)	204,425,909	(2,519,787)	(270,609)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(2,312,934,505)	(1,138,493,359)	(6,842,940)	(974,052)
Net decrease in net assets resulting from operations	(2,722,062,654)	(644,970,657)	(9,171,860)	(1,184,409)
Distributions to shareholders
From net investment income
Institutional Shares	(142,503,178)	(260,208,938)	(180,297)	(325,319)
Open Shares	(11,377,382)	(26,512,068)	—	(42,737)
R6 Shares	(1,330,764)	—	—	—
From net realized gains
Institutional Shares	(40,346,125)	(242,338,939)	—	—
Open Shares	(3,878,486)	(31,751,273)	—	—
R6 Shares	(357,845)	—	—	—
Return of capital
Institutional Shares	—	—	(88,130)	(17,144)
Open Shares	—	—	—	(2,252)
Net decrease in net assets resulting from distributions	(199,793,780)	(560,811,218)	(268,427)	(387,452)
Capital stock transactions
Net proceeds from sales
Institutional Shares	2,526,892,552	2,785,687,244	85,622,157	41,489,162
Open Shares	335,817,831	291,205,135	1,562,389	6,581,493
R6 Shares	177,286,490	—	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	169,829,270	443,622,509	213,430	166,092
Open Shares	14,707,059	53,741,798	—	34,510
R6 Shares	475,012	—	—	—
Cost of shares redeemed
Institutional Shares	(3,976,707,530)	(2,660,246,028)	(14,024,038)	(4,037,695)
Open Shares	(732,854,550)	(975,340,501)	(4,268,230)	(1,455,720)
R6 Shares	(8,971,555)	—	—	—
Net increase (decrease) in net assets from capital stock transactions	(1,493,525,421)	(61,329,843)	69,105,708	42,777,842
Redemption fees (Note 2(j))
Institutional Shares	85,894	67,217	484	—
Open Shares	24,702	27,027	—	282
Net increase in net assets from redemption fees	110,596	94,244	484	282
Total increase (decrease) in net assets	(4,415,271,259)	(1,267,017,474)	59,665,905	41,206,263
Net assets at beginning of period	13,631,241,385	14,898,258,859	45,098,677	3,892,414
Net assets at end of period*	$9,215,970,126	$13,631,241,385	$104,764,582	$45,098,677
*Includes undistributed (distributions in excess of) net investment income of	$64,636,833	$(947,337)	$(273,866)	$(305,533)
(a) The Portfolio commenced operations on May 29, 2015.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	707,314,715	679,948,606	4,141,159	332,077
Shares sold	155,548,937	145,475,699	9,340,075	4,182,945
Shares issued to shareholders from reinvestment of distributions	12,506,774	24,766,476	24,789	17,247
Shares redeemed	(262,455,219)	(142,876,066)	(1,592,212)	(391,110)
Net increase (decrease)	(94,399,508)	27,366,109	7,772,652	3,809,082
Shares outstanding at end of period	612,915,207	707,314,715	11,913,811	4,141,159
Open Shares
Shares outstanding at beginning of period	83,551,356	115,276,325	547,633	63,785
Shares sold	21,125,275	14,950,480	161,890	629,779
Shares issued to shareholders from reinvestment of distributions	1,053,670	2,898,847	—	3,584
Shares redeemed	(45,464,427)	(49,574,296)	(436,333)	(149,515)
Net increase (decrease)	(23,285,482)	(31,724,969)	(274,443)	483,848
Shares outstanding at end of period	60,265,874	83,551,356	273,190	547,633
R6 Shares*
Shares outstanding at beginning of period	—	—
Shares sold	11,383,985	—
Shares issued to shareholders from reinvestment of distributions	34,735	—
Shares redeemed	(657,177)	—
Net increase	10,761,543	—
Shares outstanding at end of period	10,761,543	—

* The inception date for R6 Shares was January 19, 2015.

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Lazard Developing Markets		Lazard Emerging Markets	Lazard Emerging Markets
Equity Portfolio		Equity Advantage Portfolio	Equity Blend Portfolio
Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
December 31, 2015	December 31, 2014	December 31, 2015 (a)	December 31, 2015	December 31, 2014

$2,201,358	$4,190,638	$24,631	$5,738,043	$8,278,550

(52,150,416)	(10,145,838)	(202,076)	(67,692,018)	4,108,849

(6,254,455)	(50,394,682)	(384,617)	580,940	(67,688,890)
(56,203,513)	(56,349,882)	(562,062)	(61,373,035)	(55,301,491)

(1,924,292)	(7,086,749)	(43,330)	(6,648,716)	(9,413,910)
(13,305)	(205,797)	(1,479)	(117,959)	(2,397,601)
—	—	—	—	—

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	(222,431)	(142,329)
—	—	—	(3,946)	(36,249)
(1,937,597)	(7,292,546)	(44,809)	(6,993,052)	(11,990,089)

160,628,933	202,079,783	3,160,000	123,910,759	190,763,944
4,472,487	9,912,568	114,935	22,146,753	63,704,064
—	—	—	—	—

1,804,758	6,212,668	43,330	6,577,069	9,543,351
13,190	199,401	1,479	120,456	2,136,896
—	—	—	—	—

(188,831,386)	(278,284,304)	—	(243,837,698)	(163,324,467)
(8,133,436)	(36,645,367)	—	(132,387,511)	(46,084,987)
—	—	—	—	—

(30,045,454)	(96,525,251)	3,319,744	(223,470,172)	56,738,801

1,622	3,357	—	1,456	2,907
3	912	—	194	1,263
1,625	4,269	—	1,650	4,170
(88,184,939)	(160,163,410)	2,712,873	(291,834,609)	(10,548,609)
442,876,215	603,039,625	—	586,799,306	597,347,915
$354,691,276	$442,876,215	$2,712,873	$294,964,697	$586,799,306

$(1,734,548)	$(1,853,267)	$(19,129)	$(2,005,101)	$(2,487,458)

40,927,103	47,319,142	—	46,286,681	42,827,110
16,044,111	17,759,739	319,608	12,895,558	17,480,521

202,540	599,100	5,356	766,558	947,701
(19,136,482)	(24,750,878)	—	(26,196,918)	(14,968,651)
(2,889,831)	(6,392,039)	324,964	(12,534,802)	3,459,571
38,037,272	40,927,103	324,964	33,751,879	46,286,681

1,536,338	3,753,626	—	12,384,807	10,619,862
475,961	858,092	11,622	2,271,163	5,700,656

1,554	19,210	183	14,023	212,415
(808,455)	(3,094,590)	—	(13,838,352)	(4,148,126)
(330,940)	(2,217,288)	11,805	(11,553,166)	1,764,945
1,205,398	1,536,338	11,805	831,641	12,384,807

Annual Report  71

	Lazard Emerging Markets		Lazard Emerging Markets
	Multi Asset Portfolio		Debt Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income	$2,723,881	$4,564,030	$17,108,605	$16,516,844
Net realized loss on investments, foreign currency, forward currency contracts, options and swap agreements	(16,665,143)	(5,355,641)	(43,771,586)	(33,656,581)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	(7,135,560)	(10,460,495)	(7,785,822)	4,620,466
Net decrease in net assets resulting from operations	(21,076,822)	(11,252,106)	(34,448,803)	(12,519,271)
Distributions to shareholders
From net investment income
Institutional Shares	(1,613,919)	(3,815,304)	(5,267)	(4,871,679)
Open Shares	(5,138)	(29,024)	(39)	(40,972)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Return of capital
Institutional Shares	—	(106,077)	(16,941,958)	(12,190,985)
Open Shares	—	(807)	(126,193)	(102,530)
Net decrease in net assets resulting from distributions	(1,619,057)	(3,951,212)	(17,073,457)	(17,206,166)
Capital stock transactions
Net proceeds from sales
Institutional Shares	14,378,243	96,895,257	177,866,366	168,311,344
Open Shares	229,591	684,542	7,523,204	342,520
Net proceeds from reinvestment of distributions
Institutional Shares	1,456,346	3,520,615	16,649,970	16,698,576
Open Shares	5,138	19,974	121,551	123,828
Cost of shares redeemed
Institutional Shares	(26,085,369)	(114,168,186)	(210,940,585)	(275,457,957)
Open Shares	(547,125)	(1,612,316)	(1,549,327)	(8,512,593)
Net increase (decrease) in net assets from capital stock transactions	(10,563,176)	(14,660,114)	(10,328,821)	(98,494,282)
Redemption fees (Note 2(j))
Institutional Shares	—	127	5,758	713
Open Shares	—	—	389	1
Net increase in net assets from redemption fees	—	127	6,147	714
Total increase (decrease) in net assets	(33,259,055)	(29,863,305)	(61,844,934)	(128,219,005)
Net assets at beginning of period	195,649,557	225,512,862	327,271,203	455,490,208
Net assets at end of period*	$162,390,502	$195,649,557	$265,426,269	$327,271,203
*Includes undistributed (distributions in excess of) net investment income of	$(1,544,549)	$(833,010)	$(5,377,175)	$(7,976,969)
(a) The Portfolio commenced operations on April 30, 2014.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	22,650,250	24,076,955	36,913,195	46,798,919
Shares sold	1,774,725	10,602,139	20,813,447	17,837,703
Shares issued to shareholders from reinvestment of distributions	193,149	408,898	2,003,594	1,742,981
Shares redeemed	(3,099,546)	(12,437,742)	(26,221,829)	(29,466,408)
Net increase (decrease)	(1,131,672)	(1,426,705)	(3,404,788)	(9,885,724)
Shares outstanding at end of period	21,518,578	22,650,250	33,508,407	36,913,195
Open Shares
Shares outstanding at beginning of period	139,329	235,128	124,131	971,317
Shares sold	28,018	73,889	937,651	35,334
Shares issued to shareholders from reinvestment of distributions	680	2,317	15,058	12,870
Shares redeemed	(66,872)	(172,005)	(189,452)	(895,390)
Net increase (decrease)	(38,174)	(95,799)	763,257	(847,186)
Shares outstanding at end of period	101,155	139,329	887,388	124,131

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Lazard Explorer		Lazard Emerging Markets
Total Return Portfolio		Income Portfolio
Year Ended	Year Ended	Year Ended	Period Ended
December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014 (a)

$8,079,405	$4,843,171	$9,894	$3,134

(24,676,918)	(1,297,846)	(791,521)	(350,292)

1,855,619	(6,352,243)	(366,500)	(127,930)
(14,741,894)	(2,806,918)	(1,148,127)	(475,088)

(4,046,291)	(6,931,869)	—	—
(85,810)	(346,247)	—	—

—	(86,593)	—	—
—	(4,325)	—	—

(3,943,160)	(233,009)	(13,481)	—
(83,623)	(11,639)	—	—
(8,158,884)	(7,613,682)	(13,481)	—

244,120,989	165,082,565	11,194,673	5,545,100
2,615,494	5,800,920	41,513	207,700

7,992,755	7,234,199	13,479	—
137,674	304,315	—	—

(113,908,679)	(60,293,265)	(2,243,669)	(99,405)
(8,120,303)	(1,199,825)	(6,955)	(60,654)

132,837,930	116,928,909	8,999,041	5,592,741

—	584	—	—
3,695	11	—	—
3,695	595	—	—
109,940,847	106,508,904	7,837,433	5,117,653
140,623,237	34,114,333	5,117,653	—
$250,564,084	$140,623,237	$12,955,086	$5,117,653

$(2,997,827)	$(31,503)	$(200,481)	$(233,396)

14,321,463	3,190,427	544,226	—
26,643,183	16,663,479	1,229,484	554,137

899,825	751,650	1,492	—
(12,763,416)	(6,284,093)	(255,237)	(9,911)
14,779,592	11,131,036	975,739	544,226
29,101,055	14,321,463	1,519,965	544,226

763,194	269,801	14,487	—
282,705	584,641	4,784	20,680

15,177	31,480	—	—
(905,252)	(122,728)	(776)	(6,193)
(607,370)	493,393	4,008	14,487
155,824	763,194	18,495	14,487

Annual Report  73

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of year	$17.19	$18.67	$19.54	$16.80	$21.78
Income (loss) from investment operations:
Net investment income (a)	0.30	0.37	0.35	0.35	0.49
Net realized and unrealized gain (loss)	(3.76)	(1.13)	(0.51)	3.39	(4.36)
Total from investment operations	(3.46)	(0.76)	(0.16)	3.74	(3.87)
Less distributions from:
Net investment income	(0.23)	(0.37)	(0.36)	(0.36)	(0.63)
Net realized gains	(0.06)	(0.35)	(0.35)	(0.64)	(0.48)
Total distributions	(0.29)	(0.72)	(0.71)	(1.00)	(1.11)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$13.44	$17.19	$18.67	$19.54	$16.80
Total Return (c)	–20.16%	–4.16%	–0.80%	22.36%	–17.75%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$8,238,638	$12,156,645	$12,691,329	$13,315,172	$10,902,557
Ratios to average net assets:
Net expenses	1.10%	1.09%	1.09%	1.10%	1.12%
Gross expenses	1.10%	1.09%	1.09%	1.10%	1.12%
Net investment income	1.83%	1.97%	1.80%	1.85%	2.44%
Portfolio turnover rate	14%	12%	16%	23%	23%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of year	$17.65	$19.14	$20.03	$17.20	$22.19
Income (loss) from investment operations:
Net investment income (a)	0.26	0.34	0.30	0.30	0.49
Net realized and unrealized gain (loss)	(3.84)	(1.16)	(0.53)	3.47	(4.50)
Total from investment operations	(3.58)	(0.82)	(0.23)	3.77	(4.01)
Less distributions from:
Net investment income	(0.19)	(0.32)	(0.31)	(0.30)	(0.50)
Net realized gains	(0.06)	(0.35)	(0.35)	(0.64)	(0.48)
Total distributions	(0.25)	(0.67)	(0.66)	(0.94)	(0.98)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$13.82	$17.65	$19.14	$20.03	$17.20
Total Return (c)	–20.33%	–4.39%	–1.14%	22.03%	–18.02%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$832,706	$1,474,597	$2,206,930	$2,625,843	$2,731,646
Ratios to average net assets:
Net expenses	1.37%	1.37%	1.37%	1.40%	1.42%
Gross expenses	1.37%	1.37%	1.37%	1.40%	1.42%
Net investment income	1.58%	1.76%	1.55%	1.58%	2.18%
Portfolio turnover rate	14%	12%	16%	23%	23%

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Selected data for a share of capital stock outstanding throughout the period	For the Period 1/19/15* to 12/31/15
Lazard Emerging Markets Equity Portfolio (concluded)

R6 Shares
Net asset value, beginning of period	$17.26
Income (loss) from investment operations:
Net investment income (a)	0.27
Net realized and unrealized loss	(3.80)
Total from investment operations	(3.53)
Less distributions from:
Net investment income	(0.23)
Net realized gains	(0.06)
Total distributions	(0.29)
Net asset value, end of period	$13.44
Total Return (c)	–20.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$144,626
Ratios to average net assets (d):
Net expenses	1.12%
Gross expenses	1.13%
Net investment income	1.79%
Portfolio turnover rate	14%

*	The inception date for R6 Shares was January 19, 2015.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived by BFDS; without such waiver of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  75

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended		For the Period 10/31/13* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$9.62	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	0.03	(0.01)
Net realized and unrealized loss	(1.03)	(0.15)	(0.16)
Total from investment operations	(1.00)	(0.12)	(0.17)
Less distributions from:
Net investment income	(0.01)	(0.08)	—
Return of capital	(0.01)	(0.01)	—
Total distributions	(0.02)	(0.09)	—
Redemption fees	— (b)	—	—
Net asset value, end of period	$8.60	$9.62	$9.83
Total Return (c)	–10.36%	–1.25%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$102,421	$39,832	$3,265
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30%
Gross expenses	1.52%	2.28%	24.66%
Net investment income (loss)	0.32%	0.28%	–0.71%
Portfolio turnover rate	46%	45%	12%

Selected data for a share of capital	Year Ended		For the Period 10/31/13* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$9.62	$9.83	$10.00
Loss from investment operations:
Net investment loss (a)	— (b)	(0.04)	(0.01)
Net realized and unrealized loss	(1.04)	(0.11)	(0.16)
Total from investment operations	(1.04)	(0.15)	(0.17)
Less distributions from:
Net investment income	—	(0.05)	—
Return of capital	—	(0.01)	—
Total distributions	—	(0.06)	—
Redemption fees	—	— (b)	—
Net asset value, end of period	$8.58	$9.62	$9.83
Total Return (c)	–10.81%	–1.56%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,344	$5,266	$627
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%
Gross expenses	2.35%	2.81%	30.92%
Net investment loss	–0.04%	–0.35%	–0.90%
Portfolio turnover rate	46%	45%	12%

*	The Portfolio commenced operations on October 31, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

76  Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of year	$10.43	$11.81	$12.40	$10.68	$15.12
Income (loss) from investment operations:
Net investment income (a)	0.06	0.09	0.11	0.09	0.06
Net realized and unrealized gain (loss)	(1.40)	(1.30)	(0.60)	1.74	(4.00)
Total from investment operations	(1.34)	(1.21)	(0.49)	1.83	(3.94)
Less distributions from:
Net investment income	(0.05)	(0.17)	(0.10)	(0.11)	—
Net realized gains	—	—	—	—	(0.50)
Total distributions	(0.05)	(0.17)	(0.10)	(0.11)	(0.50)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$9.04	$10.43	$11.81	$12.40	$10.68
Total Return (c)	–12.84%	–10.27%	–3.90%	17.16%	–26.15%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$343,788	$426,847	$558,716	$339,771	$160,441
Ratios to average net assets:
Net expenses	1.20%	1.19%	1.17%	1.21%	1.30%
Gross expenses	1.20%	1.19%	1.17%	1.21%	1.30%
Net investment income	0.55%	0.80%	0.96%	0.74%	0.45%
Portfolio turnover rate	66%	57%	48%	61%	68%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of year	$10.43	$11.81	$12.40	$10.68	$15.16
Income (loss) from investment operations:
Net investment income (a)	0.01	0.08	0.11	0.05	0.01
Net realized and unrealized gain (loss)	(1.38)	(1.33)	(0.63)	1.74	(3.99)
Total from investment operations	(1.37)	(1.25)	(0.52)	1.79	(3.98)
Less distributions from:
Net investment income	(0.01)	(0.13)	(0.07)	(0.07)	—
Net realized gains	—	—	—	—	(0.50)
Total distributions	(0.01)	(0.13)	(0.07)	(0.07)	(0.50)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$9.05	$10.43	$11.81	$12.40	$10.68
Total Return (c)	–13.11%	–10.57%	–4.18%	16.79%	–26.34%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$10,903	$16,029	$44,324	$93,352	$63,415
Ratios to average net assets:
Net expenses	1.57%	1.49%	1.45%	1.53%	1.60%
Gross expenses	1.57%	1.49%	1.45%	1.53%	1.62%
Net investment income	0.13%	0.70%	0.90%	0.43%	0.10%
Portfolio turnover rate	66%	57%	48%	61%	68%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  77

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 5/29/15* to 12/31/15
Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.08
Net realized and unrealized loss	(1.88)
Total from investment operations	(1.80)
Less distributions from:
Net investment income	(0.14)
Total distributions	(0.14)
Net asset value, end of period	$8.06
Total Return (b)	–17.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,618
Ratios to average net assets (c):
Net expenses	1.10%
Gross expenses	11.47%
Net investment income	1.54%
Portfolio turnover rate	38%

Selected data for a share of capital stock outstanding throughout the period	For the Period 5/29/15* to 12/31/15
Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.06
Net realized and unrealized loss	(1.87)
Total from investment operations	(1.81)
Less distributions from:
Net investment income	(0.13)
Total distributions	(0.13)
Net asset value, end of period	$8.06
Total Return (b)	–18.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$95
Ratios to average net assets (c):
Net expenses	1.40%
Gross expenses	26.37%
Net investment income	1.18%
Portfolio turnover rate	38%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

78  Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of year	$10.00	$11.18	$11.45	$9.77	$12.45
Income (loss) from investment operations:
Net investment income (a)	0.12	0.15	0.11	0.11	0.15
Net realized and unrealized gain (loss)	(1.39)	(1.12)	(0.24)	1.68	(2.70)
Total from investment operations	(1.27)	(0.97)	(0.13)	1.79	(2.55)
Less distributions from:
Net investment income	(0.19)	(0.21)	(0.08)	(0.11)	(0.08)
Net realized gains	—	—	(0.05)	—	(0.05)
Return of capital	(0.01)	— (b)	(0.01)	—	—
Total distributions	(0.20)	(0.21)	(0.14)	(0.11)	(0.13)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$8.53	$10.00	$11.18	$11.45	$9.77
Total Return (c)	–12.74%	–8.66%	–1.14%	18.19%	–20.43%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$287,857	$463,043	$478,754	$201,512	$85,091
Ratios to average net assets:
Net expenses	1.20%	1.28%	1.30%	1.34%	1.35%
Gross expenses	1.20%	1.28%	1.33%	1.34%	1.54%
Net investment income	1.22%	1.33%	1.00%	1.01%	1.34%
Portfolio turnover rate	38%	44%	48%	57%	62%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of year	$9.99	$11.17	$11.44	$9.76	$12.43
Income (loss) from investment operations:
Net investment income	0.11	0.10	0.07	0.09	0.11
Net realized and unrealized gain (loss)	(1.38)	(1.10)	(0.24)	1.66	(2.68)
Total from investment operations	(1.27)	(1.00)	(0.17)	1.75	(2.57)
Less distributions from:
Net investment income	(0.17)	(0.18)	(0.04)	(0.07)	(0.05)
Net realized gains	—	—	(0.05)	—	(0.05)
Return of capital	— (b)	— (b)	(0.01)	—	—
Total distributions	(0.17)	(0.18)	(0.10)	(0.07)	(0.10)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$8.55	$9.99	$11.17	$11.44	$9.76
Total Return (c)	–12.77%	–8.95%	–1.47%	17.97%	–20.74%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$7,107	$123,756	$118,594	$37,648	$22,571
Ratios to average net assets:
Net expenses	1.54%	1.60%	1.60%	1.64%	1.65%
Gross expenses	1.54%	1.63%	1.69%	1.77%	1.92%
Net investment income	1.10%	0.94%	0.61%	0.78%	0.94%
Portfolio turnover rate	38%	44%	48%	57%	62%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  79

LAZARD EMERGING MARKETS MULTI ASSET PORTFOLIO

Selected data for a share of capital	Year Ended				For the Period 3/31/11* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$8.58	$9.28	$9.70	$8.57	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.13	0.17	0.13	0.09	0.09
Net realized and unrealized gain (loss)	(1.12)	(0.70)	(0.37)	1.11	(1.47)
Total from investment operations	(0.99)	(0.53)	(0.24)	1.20	(1.38)
Less distributions from:
Net investment income	(0.08)	(0.17)	(0.10)	(0.07)	(0.05)
Net realized gains	—	—	(0.08)	—	—
Return of capital	—	— (b)	—	—	—
Total distributions	(0.08)	(0.17)	(0.18)	(0.07)	(0.05)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$7.51	$8.58	$9.28	$9.70	$8.57
Total Return (c)	–11.59%	–5.57%	–2.41%	14.02%	–13.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$161,629	$194,451	$223,328	$125,019	$56,527
Ratios to average net assets (d):
Net expenses	1.30%	1.28%	1.30%	1.30%	1.30%
Gross expenses	1.32%	1.28%	1.31%	1.57%	2.23%
Net investment income	1.52%	1.86%	1.42%	1.01%	1.34%
Portfolio turnover rate	109%	122%	155%	160%	98%

Selected data for a share of capital	Year Ended				For the Period 3/31/11* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$8.60	$9.29	$9.71	$8.59	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.10	0.15	0.10	0.08	0.07
Net realized and unrealized gain (loss)	(1.12)	(0.70)	(0.37)	1.08	(1.46)
Total from investment operations	(1.02)	(0.55)	(0.27)	1.16	(1.39)
Less distributions from:
Net investment income	(0.05)	(0.14)	(0.07)	(0.04)	(0.02)
Net realized gains	—	—	(0.08)	—	—
Return of capital	—	— (b)	—	—	—
Total distributions	(0.05)	(0.14)	(0.15)	(0.04)	(0.02)
Redemption fees	—	—	— (b)	—	— (b)
Net asset value, end of period	$7.53	$8.60	$9.29	$9.71	$8.59
Total Return (c)	–11.85%	–5.89%	–2.73%	13.28%	–13.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$761	$1,198	$2,185	$858	$262
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.96%	2.23%	2.52%	3.82%	16.96%
Net investment income	1.22%	1.63%	1.03%	0.82%	1.00%
Portfolio turnover rate	109%	122%	155%	160%	98%

*	The Portfolio commenced operations on March 31, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital	Year Ended				For the Period 2/28/11* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$8.84	$9.53	$10.85	$9.76	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.39	0.49	0.49	0.48	0.34
Net realized and unrealized gain (loss)	(1.13)	(0.66)	(1.25)	1.33	(0.17)
Total from investment operations	(0.74)	(0.17)	(0.76)	1.81	0.17
Less distributions from:
Net investment income	— (b)	(0.15)	(0.52)	(0.48)	(0.40)
Net realized gains	—	—	(0.04)	(0.24)	(0.01)
Return of capital	(0.39)	(0.37)	—	—	—
Total distributions	(0.39)	(0.52)	(0.56)	(0.72)	(0.41)
Redemption fees	— (b)	— (b)	— (b)	— (b)	—
Net asset value, end of period	$7.71	$8.84	$9.53	$10.85	$9.76
Total Return (c)	–8.55%	–2.07%	–7.13%	18.95%	1.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$258,517	$326,165	$446,180	$286,163	$106,813
Ratios to average net assets (d):
Net expenses	0.96%	0.96%	0.97%	1.00%	1.04%
Gross expenses	0.96%	0.96%	0.97%	1.03%	1.67%
Net investment income	4.69%	5.14%	4.84%	4.60%	4.14%
Portfolio turnover rate	162%	204%	108%	220%	108%

Selected data for a share of capital	Year Ended				For the Period 2/28/11* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$8.91	$9.59	$10.88	$9.77	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.36	0.46	0.45	0.45	0.33
Net realized and unrealized gain (loss)	(1.11)	(0.68)	(1.24)	1.35	(0.20)
Total from investment operations	(0.75)	(0.22)	(0.79)	1.80	0.13
Less distributions from:
Net investment income	— (b)	(0.09)	(0.46)	(0.45)	(0.35)
Net realized gains	—	—	(0.04)	(0.24)	(0.01)
Return of capital	(0.37)	(0.37)	—	—	—
Total distributions	(0.37)	(0.46)	(0.50)	(0.69)	(0.36)
Redemption fees	— (b)	— (b)	— (b)	— (b)	—
Net asset value, end of period	$7.79	$8.91	$9.59	$10.88	$9.77
Total Return (c)	–8.64%	–2.53%	–7.35%	18.68%	1.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,910	$1,107	$9,310	$1,138	$128
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30%	1.30%	1.39%
Gross expenses	1.75%	1.71%	1.39%	2.97%	16.28%
Net investment income	4.54%	4.80%	4.45%	4.26%	3.84%
Portfolio turnover rate	162%	204%	108%	220%	108%

*	The Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD EXPLORER TOTAL RETURN PORTFOLIO

Selected data for a share of capital	Year Ended		For the Period 6/28/13* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$9.32	$9.86	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.28	0.36	0.16
Net realized and unrealized loss	(0.75)	(0.38)	(0.12)
Total from investment operations	(0.47)	(0.02)	0.04
Less distributions from:
Net investment income	(0.15)	(0.49)	(0.18)
Net realized gains	—	(0.01)	—
Return of capital	(0.14)	(0.02)	—
Total distributions	(0.29)	(0.52)	(0.18)
Redemption fees	—	— (b)	—
Net asset value, end of period	$8.56	$9.32	$9.86
Total Return (c)	–5.13%	–0.21%	0.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$249,222	$133,473	$31,450
Ratios to average net assets (d):
Net expenses	1.16%	1.24%	1.30%
Gross expenses	1.16%	1.30%	2.97%
Net investment income	3.17%	3.57%	3.15%
Portfolio turnover rate	262%	182%	69%

Selected data for a share of capital	Year Ended		For the Period 6/28/13* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$9.37	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.24	0.33	0.14
Net realized and unrealized loss	(0.75)	(0.38)	(0.11)
Total from investment operations	(0.51)	(0.05)	0.03
Less distributions from:
Net investment income	(0.12)	(0.43)	(0.15)
Net realized gains	—	(0.01)	—
Return of capital	(0.14)	(0.02)	—
Total distributions	(0.26)	(0.46)	(0.15)
Redemption fees	0.01	— (b)	—
Net asset value, end of period	$8.61	$9.37	$9.88
Total Return (c)	–5.42%	–0.52%	0.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,342	$7,150	$2,665
Ratios to average net assets (d):
Net expenses	1.50%	1.54%	1.60%
Gross expenses	1.66%	1.78%	5.01%
Net investment income	2.62%	3.26%	2.78%
Portfolio turnover rate	262%	182%	69%

*	The Portfolio commenced operations on June 28, 2013.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD EMERGING MARKETS INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/15	For the Period 4/30/14* to 12/31/14
Institutional Shares
Net asset value, beginning of period	$9.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.01	0.01
Net realized and unrealized loss	(0.74)	(0.85)
Total from investment operations	(0.73)	(0.84)
Less distributions from:
Return of capital	(0.01)	—
Total distributions	(0.01)	—
Net asset value, end of period	$8.42	$9.16
Total Return (b)	–7.94%	–8.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,800	$4,985
Ratios to average net assets (c):
Net expenses	0.90%	0.90%
Gross expenses	2.55%	5.15%
Net investment income	0.09%	0.10%
Portfolio turnover rate	175%	125%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/15	For the Period 4/30/14* to 12/31/14
Open Shares
Net asset value, beginning of period	$9.14	$10.00
Loss from investment operations:
Net investment loss (a)	(0.02)	(0.01)
Net realized and unrealized loss	(0.73)	(0.85)
Total from investment operations	(0.75)	(0.86)
Net asset value, end of period	$8.39	$9.14
Total Return (b)	–8.21%	–8.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$155	$132
Ratios to average net assets (c):
Net expenses	1.20%	1.20%
Gross expenses	12.19%	13.96%
Net investment loss	–0.18%	–0.18%
Portfolio turnover rate	175%	125%

*	The Portfolio commenced operations on April 30, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements December 31, 2015

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of De-

cember 31, 2015. This report includes only the financial statements of Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend, Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, an R6 Share class was classified for each Portfolio. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2015, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business, generally as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time, the “Regular Closing Time”). When trading on the NYSE is unexpectedly closed prior to the Regular Closing Time, or an earlier scheduled close (such as on certain days around holidays when the NYSE is scheduled to close before 4:00 p.m.), and remains closed through the time of the Regular Closing Time (or an earlier scheduled close), the NAV of each class

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of each Portfolio may nonetheless be calculated as of the Regular Closing Time (or an earlier scheduled close) if, in the judgment of the Investment Manager, there is sufficient trading in other markets between the unexpected close and the Regular Closing Time (or an earlier scheduled close) for securities for which the NYSE is usually considered the primary market. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income is accrued daily. The Portfolios amortize pre-

Annual Report  85

miums and accrete discounts on fixed-income securities using the effective yield method.

During the year ended December 31, 2015, Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios traded in fixed-income securities.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2015, Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2015, transactions in options purchased were as follows:

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Emerging Markets Multi Asset Portfolio
	Number of
Purchased Options	Contracts	Cost
Options outstanding at beginning of year	—	$—
Options purchased	21,150	21,425
Options sold	—	—
Options expired	—	—

Options outstanding at end of year	21,150	$21,425

Explorer Total Return Portfolio
	Number of
Purchased Options	Contracts	Cost
Options outstanding at beginning of year	—	$—
Options purchased	185,100	187,506
Options sold	—	—
Options expired	—	—

Options outstanding at end of year	185,100	$187,506

None of the other Portfolios presented traded in options during the year ended December 31, 2015.

(e) Swap Agreements—A Portfolio may enter into credit default swap agreements whereby one counterparty (the “Protection Buyer”) pays an upfront payment or a periodic fee throughout the term of the swap agreement provided there is no credit event, which is expressed in basis points on the notional amount, in return for a payment by the seller of the credit default swap agreement (the “Protection Seller”) that results if a credit event such as defined in the swap agreement occurs, such as bankruptcy of the reference entity, obligation or index. Such credit default swap agreements are cash settled transactions. If a Portfolio enters into a credit default swap agreement as the Protection Buyer, the Portfolio is exposed to credit risk arising from the potential inability of the Protection Seller to perform under the agreement. If a Portfolio enters into a credit default swap agreement as the Protection Seller, the Portfolio is not exposed to credit risk but is subject to market risk as the credit default swap agreement is recorded at fair value which reflects the creditworthiness of the reference entity. As a Protection Seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to risk of loss limited to the notional amount of the swap agreement.

Credit ratings on the reference obligor underlying the credit derivatives, together with the periods of expiration, are generally indicators of payment/performance risk. In such instances where a Portfolio is the seller of protection, the likelihood of payment and performance is generally considered greater as the credit spread on the reference obligor underlying the credit derivatives and the period of expiration increases.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

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During the year ended December 31, 2015, Emerging Markets Multi Asset and Explorer Total Return Portfolios traded in swap agreements with average monthly notional exposure of approximately $4,600,000 and $27,900,000, respectively.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2015, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$33,047,892	$594,348,245
Emerging Markets Core Equity	1,963,434	—
Developing Markets Equity	31,877,873	71,997,661
Emerging Markets Equity Advantage	198,927	—
Emerging Markets Equity Blend	8,151,798	56,673,233
Emerging Markets Multi Asset	6,283,824	13,528,356
Emerging Markets Debt	27,819,262	9,943,464
Explorer Total Return	20,798,354	746,728
Emerging Markets Income	14,173	—

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolios elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

Emerging Markets Core Equity	$—	$(22,939)
Developing Markets Equity	(10,842,778)	—
Emerging Markets Equity Blend	—	(147,122)
Emerging Markets Multi Asset	—	(231,758)
Emerging Markets Debt	—	(2,609,984)
Explorer Total Return	—	(1,517,077)
Emerging Markets Income	(881)	(348,398)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Portfolios’ 2015 tax returns.

(g) Dividends and Distributions—Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios intend to declare dividends from net investment income, if any, daily and to pay such dividends monthly. Dividends from net investment income, if any, on the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, foreign taxes, net operating losses, wash sales, passive foreign investment companies and certain fixed-income securities and derivatives. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

Emerging Markets Equity	$(147,528)	$(6,565,203)	$6,712,731
Emerging Markets Core Equity	(89,322)	109,227	(19,905)
Developing Markets Equity	1	(145,042)	145,041
Emerging Markets Equity Advantage	(2,129)	1,049	1,080
Emerging Markets Equity Blend	(279,946)	1,737,366	(1,457,420)

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Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Emerging Markets Multi Asset	$22,756	$(1,816,363)	$1,793,607
Emerging Markets Debt	(29,306,420)	2,564,646	26,741,774
Explorer Total Return	(4,013,541)	(2,886,845)	6,900,386
Emerging Markets Income	(715,939)	36,502	679,437

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2015	2014	2015	2014
Emerging Markets Equity	$155,213,880	$284,220,522	$44,579,900	$276,590,696
Emerging Markets Core Equity*	180,297	368,056	—	—
Developing Markets Equity	1,937,597	7,292,546	—	—
Emerging Markets Equity Advantage	44,809	N/A	—	N/A
Emerging Markets Equity Blend*	6,766,675	11,811,511	—	—
Emerging Markets Multi Asset*	1,619,057	3,844,328	—	—
Emerging Markets Debt*	5,306	4,912,651	—	—
Explorer Total Return*	4,132,101	7,278,116	—	90,918
Emerging Markets Income*	—	—	—	—

*	Emerging Markets Core Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios had return of capital distributions of $88,130, $226,377, $0, $17,068,151, $4,026,783 and $13,481 in 2015, and $19,396, $178,578, $106,884, $12,293,515, $244,648 and $0 in 2014, respectively.

At December 31, 2015, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income/ Deferred Ordinary Losses	Deferred Capital Losses	Net Unrealized Depreciation including Foreign Currency
Emerging Markets Equity	$64,826,875	$(627,396,137)	$(2,618,045,804)
Emerging Markets Core Equity	(22,939)	(1,963,434)	(8,959,007)
Developing Markets Equity	40,961	(114,718,312)	(73,933,784)
Emerging Markets Equity Advantage	3,044	(198,927)	(408,859)
Emerging Markets Equity Blend	(147,122)	(64,825,031)	(61,207,289)
Emerging Markets Multi Asset	(231,758)	(19,812,180)	(23,654,779)
Emerging Markets Debt	(2,609,984)	(37,762,726)	(29,072,050)
Explorer Total Return	(1,517,077)	(21,545,082)	(6,242,884)
Emerging Markets Income	(348,398)	(15,054)	(450,339)

(h) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

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(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
Emerging Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Advantage	0.85
Emerging Markets Equity Blend	1.00
Emerging Markets Multi Asset	1.00
Emerging Markets Debt	0.80
Explorer Total Return	1.00
Emerging Markets Income	0.65

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses (exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees) exceed the following percentages of average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year
Emerging Markets Equity	1.30%	1.60%	1.25%	2016
Emerging Markets Core Equity	1.30	1.60	N/A	2016
Developing Markets Equity	1.30	1.60	N/A	2016
Emerging Markets Equity Advantage	1.10	1.40	N/A	2017	(a)
Emerging Markets Equity Blend	1.30	1.60	N/A	2016
Emerging Markets Multi Asset	1.30	1.60	N/A	2025
Emerging Markets Debt	1.00	1.30	N/A	2016	(b)
Explorer Total Return	1.20	1.50	N/A	2016
Emerging Markets Income	0.90	1.20	N/A	2016

(a)	Agreement is through May 29, 2017.

(b)	Agreement extends, for May 2, 2016 through May 1, 2025, at levels of 1.10% and 1.40%, respectively.

During the period ended December 31, 2015, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
Emerging Markets Core Equity	$134,739	$—	$17,432	$—
Emerging Markets Equity Advantage	13,227	131,419	492	7,450
Emerging Markets Multi Asset	36,571	—	9,403	3,407
Emerging Markets Debt	—	—	12,130	—
Explorer Total Return	—	—	8,378	—
Emerging Markets Income	74,809	96,723	906	14,184

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to

90  Annual Report

waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended December 31, 2015, State Street waived its fees as follows:

Portfolio	Amount
Emerging Markets Equity Advantage	$10,938
Emerging Markets Income	18,750

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the period ended December 31, 2015, BFDS waived its fees as follows:

Portfolio	Amount
Emerging Markets Equity	$6,114
Emerging Markets Equity Advantage	12,226

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2015, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World

Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Directors’ fees were allocated among the funds in the Lazard Fund Complex and Lazard Alternative Emerging Markets 1099 Fund at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended December 31, 2015 were as follows:

Portfolio	Purchases	Sales
Emerging Markets Equity	$1,688,220,624	$3,006,210,536
Emerging Markets Core Equity	92,715,135	28,157,730
Developing Markets Equity	260,920,437	293,341,210
Emerging Markets Equity Advantage	4,063,782	900,058
Emerging Markets Equity Blend	175,286,780	388,538,714
Emerging Markets Multi Asset	162,446,987	152,351,673
Emerging Markets Debt	563,053,934	548,183,083
Explorer Total Return	547,211,766	428,050,081
Emerging Markets Income	3,508,214	2,531,100

	US Treasury Securities
Portfolio	Purchases	Sales
Emerging Markets Multi Asset	$11,624,480	$10,527,378
Explorer Total Return	68,394,653	60,049,544

For the year ended December 31, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

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At December 31, 2015, the Investment Manager owned 90.70% and 32.54% of the outstanding shares of Emerging Markets Equity Advantage Portfolio and Emerging Markets Income Portfolio, respectively.

Holdings of 5% Voting Securities of Portfolio Companies The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for Emerging Markets Equity Portfolio for the year ended December 31, 2015, were as follows:

Non-Controlled Affiliates	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Loss
PPC, Ltd.	38,911,637	1,511,286	(6,574,017)	33,848,906	$33,681,154	$2,802,758	$(20,287,821)
Weichai Power Co., Ltd., Class H	24,415,000	37,757,000	(4,623,000)	57,549,000	63,238,042	810,915	(6,257,397)
Total Affiliated Securities (Value is 1.05% of Net Assets)					$96,919,196	$3,613,673	$(26,545,218)

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, and from June 29, 2015 to December 31, 2015, at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee from January 1, 2015 to June 28, 2015 and 0.20% per annum from June 29, 2015 to December 31, 2015 on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended December 31, 2015, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding
Emerging Markets Equity	$18,733,333	$45,500,000	1.34%	9
Emerging Markets Core Equity	2,500,000	2,500,000	1.14	6
Developing Markets Equity	3,507,619	10,400,000	1.18	21
Emerging Markets Equity Advantage	12,000	22,000	1.27	5
Emerging Markets Equity Blend	13,204,516	48,400,000	1.20	31
Emerging Markets Debt	8,920,182	27,600,000	1.26	33
Emerging Markets Income	414,000	530,000	1.23	12

*	For days borrowings were outstanding.

92  Annual Report

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of December 31, 2015 is categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations.

The Portfolios’ investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolios’ share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolios are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolios may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolios may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Annual Report  93

(c) Swap Agreements and Other Derivatives Risk—Swap agreements and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, interest rate, index, commodity, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolios’ performance. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolios to experience losses greater than if the Portfolios had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

94  Annual Report

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015
Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$181,056,776	$640,208,892	$—	$821,265,668
China	617,489,837	674,780,452	—	1,292,270,289
Hong Kong	270,423,657	46,274,132	—	316,697,789
Indonesia	253,268,922	427,844,398	—	681,113,320
Russia	98,919,215	660,302,539	—	759,221,754
Other	448,789,737	4,686,691,809	—	5,135,481,546
Short-Term Investment	116,040,061	—	—	116,040,061
Total	$1,985,988,205	$7,136,102,222	$—	$9,122,090,427
Emerging Markets Core Equity Portfolio
Common Stocks*
Brazil	$921,648	$2,339,603	$—	$3,261,251
China	7,368,652	16,972,689	—	24,341,341
Hong Kong	3,300,938	2,618,596	—	5,919,534
India	8,418,446	3,392,446	—	11,810,892
Russia	165,706	434,492	—	600,198
South Korea	1,108,250	9,536,146	—	10,644,396
Taiwan	5,780,518	9,871,908	—	15,652,426
Other	11,968,240	14,069,271	—	26,037,511
Preferred Stock*	941,092	—	—	941,092
Short-Term Investment	5,484,060	—	—	5,484,060
Total	$45,457,550	$59,235,151	$—	$104,692,701
Developing Markets Equity Portfolio
Common Stocks*
Brazil	$5,236,860	$7,949,005	$—	$13,185,865
China	19,578,982	61,147,688	—	80,726,670
Colombia	5,805,874	3,075,292	—	8,881,166
Hong Kong	2,540,160	26,313,487	—	28,853,647
India	15,589,818	33,807,575	—	49,397,393
Russia	9,286,330	27,813,698	—	37,100,028
Taiwan	4,675,776	25,534,435	—	30,210,211
Other	28,593,603	67,548,669	—	96,142,272
Preferred Stock*	2,254,712	—	—	2,254,712
Short-Term Investment	7,914,712	—	—	7,914,712
Total	$101,476,827	$253,189,849	$—	$354,666,676

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Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015
Emerging Markets Equity Advantage Portfolio
Common Stocks*
Brazil	$44,950	$27,835	$—	$72,785
China	55,431	498,701	—	554,132
Colombia	6,309	11,135	—	17,444
India	132,194	38,914	—	171,108
Indonesia	37,078	4,739	—	41,817
Malaysia	40,718	64,462	—	105,180
Russia	3,758	57,293	—	61,051
South Korea	76,656	352,291	—	428,947
Taiwan	132,587	190,382	—	322,969
Thailand	5,453	97,536	—	102,989
Turkey	9,319	23,185	—	32,504
Other	190,026	452,870	—	642,896
Preferred Stocks*	24,785	—	—	24,785
Warrant**	—	—	—	—
Short-Term Investment	69,875	—	—	69,875
Total	$829,139	$1,819,343	$—	$2,648,482
Emerging Markets Equity Blend Portfolio
Common Stocks*
Brazil	$5,919,238	$10,101,318	$—	$16,020,556
China	23,234,058	39,911,699	—	63,145,757
Hong Kong	3,745,156	18,561,674	—	22,306,830
India	4,240,752	27,601,774	—	31,842,526
Indonesia	4,338,546	12,410,031	—	16,748,577
Russia	10,338,325	14,201,484	—	24,539,809
Turkey	5,245,257	9,479,712	—	14,724,969
Other	25,661,535	76,087,958	—	101,749,493
Preferred Stock*	493,463	—	—	493,463
Short-Term Investment	218	—	—	218
Total	$83,216,548	$208,355,650	$—	$291,572,198

96  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015
Emerging Markets Multi Asset Portfolio
Assets:
Common Stocks*
Brazil	$1,840,870	$3,162,654	$—	$5,003,524
China	8,092,323	16,489,563	—	24,581,886
Hong Kong	2,365,353	6,408,371	—	8,773,724
India	4,768,958	8,238,696	—	13,007,654
Indonesia	1,384,925	4,056,628	—	5,441,553
Philippines	548,910	867,078	—	1,415,988
Russia	3,080,383	4,070,884	—	7,151,267
South Korea	462,322	11,096,051	—	11,558,373
Taiwan	3,829,508	9,738,196	—	13,567,704
Turkey	1,694,341	3,081,320	—	4,775,661
Other	10,835,079	7,803,944	—	18,639,023
Preferred Stock*	162,206	—	—	162,206
Corporate Bonds*	—	451,362	—	451,362
Foreign Government Obligations*	—	26,825,241	—	26,825,241
Quasi Government Bonds*	—	842,771	—	842,771
US Treasury Securities	—	12,954,820	—	12,954,820
Warrant**	—	—	—	—
Short-Term Investment	12,959,855	—	—	12,959,855
Purchased Options	—	6,768	—	6,768
Other Financial Instruments***
Forward Currency Contracts	—	422,698	—	422,698
Total	$52,025,033	$116,517,045	$—	$168,542,078
Liabilities:
Other Financial Instruments***
Credit Default Swap Agreements	$—	$(2,775)	$—	$(2,775)
Forward Currency Contracts	—	(535,118)	—	(535,118)
Total	$—	$(537,893)	$—	$(537,893)
Emerging Markets Debt Portfolio
Assets:
Corporate Bonds*	$—	$3,833,878	$—	$3,833,878
Foreign Government Obligations*	—	244,245,466	—	244,245,466
Quasi Government Bonds*	—	9,541,025	—	9,541,025
Short-Term Investment	3,170,852	—	—	3,170,852
Other Financial Instruments***
Forward Currency Contracts	—	117,476	—	117,476
Total	$3,170,852	$257,737,845	$—	$260,908,697
Liabilities:
Other Financial Instruments***
Forward Currency Contracts	$—	$(96,405)	$—	$(96,405)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015
Explorer Total Return Portfolio
Assets:
Corporate Bonds*	$—	$3,025,225	$—	$3,025,225
Foreign Government Obligations*	—	205,353,036	—	205,353,036
Quasi Government Bonds*	—	7,459,594	—	7,459,594
US Treasury Securities	—	7,770,445	—	7,770,445
Warrant**	—	—	—	—
Short-Term Investment	25,186,042	—	—	25,186,042
Purchased Option	—	59,232	—	59,232
Other Financial Instruments***
Forward Currency Contracts	—	1,024,276	—	1,024,276
Total	$25,186,042	$224,691,808	$—	$249,877,850
Liabilities:
Other Financial Instruments***
Credit Default Swap Agreements	$—	$(20,643)	$—	$(20,643)
Forward Currency Contracts	—	(251,017)	—	(251,017)
Interest Rate Swap Agreement	—	(88,218)	—	(88,218)
Total	$—	$(359,878)	$—	$(359,878)
Emerging Markets Income Portfolio

Assets:
Foreign Government Obligations*	$—	$2,836,849	$—	$2,836,849
Supranationals	—	40,386	—	40,386
US Treasury Securities	—	9,575,301	—	9,575,301
Short-Term Investment	657,814	—	—	657,814
Other Financial Instruments***
Forward Currency Contracts	—	176,307	—	176,307
Total	$657,814	$12,628,843	$—	$13,286,657
Liabilities:
Other Financial Instruments***
Forward Currency Contracts	$—	$(370,848)	$—	$(370,848)

*	Please refer to Portfolios of Investments (page 22 through 60) and Notes to Portfolios of Investments (page 63 through 64) for portfolio holdings by country and industry.
**	The warrant was reported in the Portfolios of Investments at zero market value.
***	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Certain securities to which footnote (b) in the Notes to Portfolios of Investments apply are included in Level 2 and were valued based on reference to similar securities which were trading on active markets.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (b) in the Notes to Portfolios of Investments) in the Emerging Markets Equity, Emerging Markets Core Equity, Devel-

oping Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend and Emerging Markets Multi Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

98  Annual Report

At December 31, 2015, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount
Developing Markets Equity	$14,973,774

There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2015.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase call or put options to seek to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Emerging Markets Multi Asset Portfolio

During the year ended December 31, 2015, the notional amounts of purchases and sales of forward currency contracts were $436,088,811 and $437,100,083, respectively, with average monthly notional exposure of approximately $53,100,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2015:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$422,698
Gross unrealized appreciation on purchased options	$6,768

Liability Derivatives
Credit Risk:
Gross unrealized depreciation on credit default swap agreements	$2,775
Credit default swap agreements premium received	$106,075
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$535,118

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2015 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swap agreements	$(143,266)
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(275,840)
Interest Risk:
Net realized loss on interest rate swap agreements	$(3,850)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized appreciation on credit default swap agreements	$199,473
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$56,106
Net change in unrealized depreciation on purchased options	$(14,657)

Annual Report  99

Emerging Markets Debt Portfolio

During the year ended December 31, 2015, the notional amounts of purchases and sales of forward currency contracts were $ 49,332,109 and $48,676,425, respectively, with average monthly notional exposure of approximately $10,800,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2015:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$117,476
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$96,405

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2015 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$142,812
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$21,071

Explorer Total Return Portfolio

During the year ended December 31, 2015, the notional amounts of purchases and sales of forward currency contracts were $1,558,882,215 and $1,571,642,123, respectively, with average monthly notional exposure of approximately $134,700,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2015:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,024,276
Gross unrealized appreciation on purchased options	$59,232
Liability Derivatives
Credit Risk:
Gross unrealized depreciation on credit default swap agreements	$20,643
Credit default swap agreements premium received	$828,388
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$251,017
Interest Risk:
Gross unrealized depreciation on interest rate swap agreements	$88,218

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2015 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swap agreements	$(210,877)
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(1,768,374)
Interest Risk:
Net realized loss on interest rate swap agreements	$(32,815)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized appreciation on credit default swap agreements	$558,504
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$933,946
Net change in unrealized depreciation on purchased options	$(128,274)

100 Annual Report

Emerging Markets Income Portfolio

During the year ended December 31, 2015, the notional amounts of purchases and sales of forward currency contracts were $129,822,847 and $122,227,747, respectively, with average monthly notional exposure of approximately $15,200,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2015:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$176,307
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$370,848

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2015 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(536,710)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(182,575)

See Notes 2(c), 2(d), 2(e) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2015.

As of December 31, 2015, the Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios hold derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Annual Report 101

The required information for the affected Portfolios are presented in the below table, as of December 31, 2015:

Emerging Markets Multi Asset Portfolio

Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$422,698	$—	$422,698

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Barclays Bank PLC	$25,181	$(25,181)	$—	$—
BNP Paribas SA	4,547	—	—	4,547
Citibank NA	199,212	(199,212)	—	—
HSBC Bank USA NA	25,386	(22,782)	—	2,604
JPMorgan Chase Bank NA	97,008	(97,008)	—	—
Standard Chartered Bank	48,178	(36,036)	—	12,142
UBS AG	23,186	(1,760)	—	21,426
Total	$422,698	$(381,979)	$—	$40,719

Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements		$108,850	$—	$108,850
Forward Currency Contracts		535,118	—	535,118
Total		$643,968	$—	$643,968

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Barclays Bank PLC	$99,889	$(25,181)	$—	$74,708
Citibank NA	247,354	(199,212)	—	48,142
HSBC Bank USA NA	22,782	(22,782)	—	—
JPMorgan Chase Bank NA	236,147	(97,008)	—	139,139
Standard Chartered Bank	36,036	(36,036)	—	—
UBS AG	1,760	(1,760)	—	—
Total	$643,968	$(381,979)	$—	$261,989

102 Annual Report

Emerging Markets Debt Portfolio

Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$117,476	$—	$117,476

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Barclays Bank PLC	$67,448	$(67,448)	$—	$—
JPMorgan Chase Bank NA	16,263	—	—	16,263
Standard Chartered Bank	19,770	(19,770)	—	—
UBS AG	13,995	(4,871)	—	9,124
Total	$117,476	$(92,089)	$—	$25,387

Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$96,405	$—	$96,405

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Barclays Bank PLC	$68,585	$(67,448)	$—	$1,137
Standard Chartered Bank	22,949	(19,770)	—	3,179
UBS AG	4,871	(4,871)	—	—
Total	$96,405	$(92,089)	$—	$4,316

Annual Report 103

Explorer Total Return Portfolio

Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$1,024,276	$—	$1,024,276

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts

Barclays Bank PLC	$222,017	$(222,017)	$—	$—
HSBC Bank USA NA	64,460	(31,453)	—	33,007
JPMorgan Chase Bank NA	236,063	(236,063)	—	—
Standard Chartered Bank	290,557	(118,114)	—	172,443
UBS AG	211,179	(16,017)	—	195,162
Total	$1,024,276	$(623,664)	$—	$400,612

Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements		$849,031	$—	$849,031
Forward Currency Contracts		251,017	—	251,017
Interest Rate Swap Agreements		88,218	—	88,218
Total		$1,188,266	$—	$1,188,266

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts

Barclays Bank PLC	$290,167	$(222,017)	$—	$68,150
HSBC Bank USA NA	31,453	(31,453)	—	—
JPMorgan Chase Bank NA	732,515	(236,063)	(290,000)	206,452
Standard Chartered Bank	118,114	(118,114)	—	—
UBS AG	16,017	(16,017)	—	—
Total	$1,188,266	$(623,664)	$(290,000)	$274,602

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

104 Annual Report

Emerging Markets Income Portfolio

Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$176,307	$—	$176,307

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

BNP Paribas SA	$308	$—	$—	$308
Citibank NA	110,971	(110,971)	—	—
HSBC Bank USA NA	1,082	(1,082)	—	—
JPMorgan Chase Bank NA	41,895	(41,895)	—	—
Standard Chartered Bank	22,051	(22,051)	—	—
Total	$176,307	$(175,999)	$—	$308

Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$370,848	$—	$370,848

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Citibank NA	$197,817	$(110,971)	$—	$86,846
HSBC Bank USA NA	29,067	(1,082)	—	27,985
JPMorgan Chase Bank NA	92,235	(41,895)	—	50,340
Standard Chartered Bank	43,158	(22,051)	—	21,107
UBS AG	8,571	—	—	8,571
Total	$370,848	$(175,999)	$—	$194,849

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Annual Report 105

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and the Shareholders of Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio and Lazard Emerging Markets Income Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio and Lazard Emerging Markets Income Portfolio (collectively, the “Portfolios”), nine of the portfolios constituting The Lazard Funds, Inc. (the “Funds”) as of December 31, 2015, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for the periods ended December 31, 2015 and December 31, 2014, where presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented on or before December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio and Lazard Emerging Markets Income Portfolio of The Lazard Funds, Inc. as of December 31, 2015, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for the periods ended December 31, 2015 and December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE &TOUCHE LLP
New York, New York
February 29, 2016

106 Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (70)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (71)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Annual Report 107

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2016, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

108 Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (45)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Associate at Clifford Chance US LLP (2006 – July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Annual Report 109

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2015

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2015:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Emerging Markets Equity	100.00%
Emerging Markets Core Equity	100.00
Developing Markets Equity	85.90
Emerging Markets Equity Advantage	72.31
Emerging Markets Equity Blend	100.00
Emerging Markets Multi Asset	100.00
Emerging Markets Debt	—
Explorer Total Return	—
Emerging Markets Income	—

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Emerging Markets Equity	—%
Emerging Markets Core Equity	—
Developing Markets Equity	8.05
Emerging Markets Equity Advantage	—
Emerging Markets Equity Blend	0.63
Emerging Markets Multi Asset	0.51
Emerging Markets Debt	—
Explorer Total Return	—
Emerging Markets Income	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

110 Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

LZDPS024

Lazard Funds Annual Report

December 31, 2015

Equity Funds

Lazard US Equity Concentrated Portfolio	Lazard International Equity Concentrated Portfolio
Lazard US Strategic Equity Portfolio	Lazard International Strategic Equity Portfolio
Lazard US Mid Cap Equity Portfolio	Lazard International Equity Advantage Portfolio
Lazard US Small-Mid Cap Equity Portfolio	Lazard International Small Cap Equity Portfolio
Lazard US Small Cap Equity Growth Portfolio	Lazard Global Equity Select Portfolio
Lazard International Equity Portfolio	Lazard Global Strategic Equity Portfolio
Lazard International Equity Select Portfolio	Lazard Managed Equity Volatility Portfolio

PRIVACY NOTICE	Revised September 30, 2015

FACTS	What does Lazard do with your personal information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  • Social Security number

  • Assets and income

  • Account transactions

  • Credit history

  • Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.

How does Lazard collect my personal information?

We collect your personal information, for example, when you:

  • Open an account

  • Seek advice about your investments

  • Direct us to buy securities

  • Direct us to sell your securities

  • Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:

  • Sharing for affiliates’ everyday business purposes—information about your creditworthiness

  • Affiliates from using your information to market to you

  • Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include financial companies whose names include “Lazard.”

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
11	Performance Overviews
25	Information About Your Portfolio’s Expenses
29	Portfolio Holdings Presented by Sector
30	Portfolios of Investments
30	Lazard US Equity Concentrated Portfolio
31	Lazard US Strategic Equity Portfolio
33	Lazard US Mid Cap Equity Portfolio
34	Lazard US Small-Mid Cap Equity Portfolio
36	Lazard US Small Cap Equity Growth Portfolio
38	Lazard International Equity Portfolio
40	Lazard International Equity Select Portfolio
42	Lazard International Equity Concentrated Portfolio
43	Lazard International Strategic Equity Portfolio
45	Lazard International Equity Advantage Portfolio
48	Lazard International Small Cap Equity Portfolio
50	Lazard Global Equity Select Portfolio
52	Lazard Global Strategic Equity Portfolio
54	Lazard Managed Equity Volatility Portfolio
57	Notes to Portfolios of Investments
60	Statements of Assets and Liabilities
64	Statements of Operations
68	Statements of Changes in Net Assets
74	Financial Highlights
91	Notes to Financial Statements
103	Report of Independent Registered Public Accounting Firm
104	Board of Directors and Officers Information
107	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2015, global equity market volatility increased due to the prospect of a debt default by Greece, uncertain global monetary policy, and oil price instability. In the US, markets rose modestly as the labor market improved and corporate earnings generally exceeded expectations. Japanese equities extended their impressive streak as Abenomics reforms began to pay dividends. In Europe, the economic recovery continued, but investor enthusiasm remained tepid as countries in the region made mixed progress. Meanwhile, emerging markets assets recorded another difficult year due to economic and political challenges and uncertainty about the possibility of interest rate increases in the US.

Interest rates diverged around the world after the US Federal Reserve announced its highly anticipated rate hike on December 16, and the US yield curve flattened as shorter-maturity yields rose slightly more than those with longer maturities. Currencies were volatile in 2015 and the US dollar strengthened against most of its global counterparts. Investor enthusiasm for European bonds with very low or negative yields waned as the effects of European Central Bank bond repurchases began to fade.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals. As the investment landscape changes, we endeavor to provide suitable portfolio solutions for investors. With this in mind, we launched three new quantitative mutual funds in 2015, namely the Lazard International Equity Advantage Portfolio, the Lazard Managed Equity Volatility Portfolio, and the Lazard Emerging Markets Equity Advantage Portfolio.

We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

US Equities

The S&P 500® Index rose 1.4% during 2015. Markets rose as investors continued to weigh the prospects of a self-sustaining economic recovery against the potential effects of an interest rate increase. Corporate earnings generally exceeded lowered expectations during the year, while the labor market continued to improve, with the unemployment rate falling to a pre-recession low of 5.0% in October. The US economy grew unevenly during the year; fourth quarter 2014 GDP growth exceeded expectations, but the economy contracted in the first quarter of 2015, though this was largely attributed to nonrecurring events, and was followed by a strong recovery in the second and third quarters. Volatility increased and markets sold off during the third quarter due to a combination of worries over China, weakness in commodity prices, and fading expectations for higher interest rates. In August, the S&P 500 experienced its first 10% correction since fourth quarter of Q2011 and the CBOE Volatility Index® (VIX) closed at levels last seen during that timeframe. However, US economic indicators were generally strong toward the end of the year, and markets recovered strongly in the fourth quarter, as fears of a “hard landing” in China subsided and investors became more comfortable with the US Federal Reserve’s December interest rate hike, its first in nine years. Oil prices hit lows in December not seen since early 2009, and US oil inventories rose to a record high, hurting shares of companies with exposure to energy and commodities prices.

International Equities

International equities ended 2015 roughly flat in US dollar terms. The year was broadly characterized by weakening global growth, especially in traded goods and in China, offset by monetary policy that remained extremely accommodative, especially in Europe and Japan. In December, with the US Federal Reserve ending quantitative easing (QE) and raising rates for the first time since June 29, 2006, the US dollar strengthened materially, especially against the euro and against emerging market currencies. In this environment, commodity prices saw continuous declines, and the related sectors of energy, materials, utilities, and capital goods came under pressure. Banks also struggled with a lack of growth and an inability to make decent margins in an environment of extraordinarily low interest rates. The market leaders were the sectors perceived as more stable such as consumer staples, healthcare, technology, and telecoms. Autos and airlines also rose as they benefited from lower oil prices and financing costs. Emerging markets were very weak, especially in US dollar terms, while Japan outperformed as early signs emerged of a greater focus from Japanese companies on profitability and returns.

Lazard US Equity Concentrated Portfolio

For the year ended December 31, 2015, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a return of 7.00%, while Open Shares posted a total return of 6.67%, as compared with the 1.38% return for the S&P 500 Index.

Stock selection in the consumer staples sector contributed to performance. Shares of beer maker Molson Coors Brewing rose amid speculation that the company would be buying the remaining stake in its Miller-Coors joint venture (JV) with SABMiller. The company officially announced a deal for the JV late in the year. A lack of exposure to the energy sector also helped performance, as the sector was the worst performer in the index during the year. Stock selection and an overweight position in the health care sector also helped returns. Shares of biopharmaceutical company Baxalta rose after the company reported strong results, driven by its hemophilia and plasma businesses. Shares also rose after drug-maker Shire announced a bid to acquire Baxalta for over $30 billion.

In contrast, stock selection in the information technology sector detracted from performance. Shares of business solutions provider Xerox fell after announcing lower revenues and guidance associated with the higher-than-anticipated costs for new contracts. We sold our position in August in pursuit of better opportunities elsewhere. Also in the information technology sector, shares of IBM fell as quarterly results were hurt by revenue weakness, impacted by lower sales in software and BRICs countries. We sold our position in October in pursuit of opportunities with better risk-reward profiles elsewhere.

Annual Report  3

Lazard US Strategic Equity Portfolio

For the year ended December 31, 2015, the Lazard US Strategic Equity Portfolio’s Institutional Shares posted a total return of -4.75%, while Open Shares posted a total return of -5.11%, and R6 Shares posted a total return of -4.78%, as compared with the 1.38% return for the S&P 500 Index.

A lack of exposure to the utilities sector contributed to relative performance, as the sector was among the worst performers in the index during the year. Stock selection in the consumer staples sector also helped returns, including shares of packaged food maker Kellogg, which rose after the company reported strong earnings and management issued encouraging guidance. Shares also rose amid speculation that the company might be involved in mergers and acquisitions activity.

In contrast, stock selection in the consumer discretionary sector hurt returns. Shares of media company Viacom fell amid speculation that Dish Network may drop some of Viacom’s channels, as well as concerns about declining advertising revenues. Stock selection in the information technology sector also detracted from performance. Shares of business solutions provider Xerox fell after the company announced lower revenues and guidance associated with the higher-than-anticipated costs for new contracts. We sold our position in Xerox in September in pursuit of better opportunities elsewhere.

Lazard US Mid Cap Equity Portfolio

For the year ended December 31, 2015, the Lazard US Mid Cap Equity Portfolio’s Institutional Shares posted a total return of -2.97%, while Open Shares posted a total return of -3.24%, as compared with the -2.44% return for the Russell Midcap® Index.

An underweight position in the energy sector contributed to performance, as the sector was the worst performer in the index during the year. Stock selection in the health care sector also helped returns. Shares of medical device maker Natus Medical rose after the company reported quarterly earnings above expectations and management raised its earnings guidance for the year, driven by stronger revenues.

In contrast, stock selection in the financials sector hurt returns. Shares of consumer financial services provider OneMain fell amid concerns about the company’s funding costs in a rising rate environment, and as many investors moved away from shares of companies with subprime loan exposure. Stock selection in the industrials sector also detracted from performance. Shares of intermodal container lessor TAL International fell after the company reported first quarter earnings below expectations, hurt by lower lease rates. We sold our position in June, as we saw opportunities with better risk-reward profiles elsewhere.

Lazard US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2015, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of -2.14% while Open Shares posted a total return of -2.47%, as compared with the -2.90% return for the Russell 2500® Index.

Stock selection in the information technology sector contributed to performance. Shares of display maker Universal Display rose after the company announced an organic light emitting diode (OLED) technology licensing agreement with LG through 2022, and amid speculation that Apple was filing for an OLED patent related to smartphones. Stock selection in the financials sector also helped performance. Shares of regional bank Great Western rose after the company reported quarterly earnings that exceeded expectations, driven by stronger revenues and lower expenses.

In contrast, stock selection in the materials sector detracted from performance. Shares of chemical maker Tronox fell after the company reported disappointing earnings, as unfavorable pricing hurt results. We sold our position in September, as our investment thesis changed and we saw opportunities with better risk-reward profiles elsewhere. Stock selection in the health care sector also hurt returns. Shares of medical technology maker Fluidigm fell after the company reported earnings that were below expectations and management made multiple downward revisions to its prior earnings guidance for the year, citing weakness in its BioMark electronic identification business and its C1 single-cell prep instrument. We sold our

4  Annual Report

position in October, as we saw opportunities with better risk-reward profiles elsewhere.

Lazard US Small Cap Equity Growth Portfolio

For the year ended December 31, 2015, the Lazard US Small Cap Equity Growth Portfolio’s Institutional Shares posted a total return of 7.39%, while Open Shares posted a total return of 7.09%, as compared with the -1.38% return for the Russell 2000® Growth Index.

Stock selection in the health care sector helped returns. Shares of biopharmaceutical company Anacor rose after the company announced favorable results for its experimental dermatitis drug. Stock selection in the industrials sector also contributed to performance. Shares of building materials distributor Beacon Roofing rose after the company announced quarterly earnings above expectations, driven by strong sales and gross margin expansion, and after the company announced several accretive acquisitions of private competitors.

In contrast, an underweight position and stock selection in the information technology sector detracted from performance. Shares of electronic payments company VeriFone declined amid lackluster quarterly earnings as well as concerns about the company’s ability to meet its guidance in the face of significant macroeconomic headwinds. We sold our position in December, as we saw opportunities with better risk-reward profiles elsewhere. Stock selection in the consumer staples sector also hurt returns. Shares of natural food distributor United Natural Foods fell after the company unexpectedly announced the ending to its contract with supermarket operator Albertsons. We sold our position after the announcement in July, as we saw opportunities with better risk-reward profiles elsewhere.

Lazard International Equity Portfolio

For the year ended December 31, 2015, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 1.62%, while Open Shares posted a total return of 1.36%, as compared with the -0.81% return for the MSCI EAFE® Index (the “EAFE Index”). The R6 Shares posted a total return of -4.10% for the period since inception on April 1, 2015 through

December 31, 2015, compared with the -5.56% return for the EAFE Index for the same period.

The Portfolio strongly outperformed the EAFE Index during the year. Stock selection in the financials sector was additive to returns, as shares of Japanese real estate construction company Daiwa House rose sharply on better-than-expected results, while Finnish financial services business Sampo continued to benefit from its very strong capital discipline. Within the consumer discretionary sector, stock selection also helped returns as auto supplier Valeo gave very encouraging profit guidance. In the consumer staples sector, shares of Belgian brewer Anheuser-Busch InBev rose on the announcement of plans to divest the company’s MillerCoors stake following the proposed acquisition of SABMiller. The investment increases the likelihood that its acquisition of rival SABMiller would be successful, as it reduces regulatory concerns. Within the industrials sector, shares of Swedish lock manufacturer Assa Abloy rose as the CEO expressed his belief that the company can increase organic growth to over 5%. Lastly, a lower-than-benchmark allocation to the underperforming materials sectors was additive to relative returns.

In contrast, stock selection in the health care sector hurt the Portfolio’s relative returns as its pharmaceutical holdings, such as Novartis in Switzerland and Bayer in Germany, both underperformed on increased regulatory concerns. Stock selection in the telecom services sector also detracted from relative returns, as shares of Japanese conglomerate SoftBank fell on concerns about slowing growth at its Chinese e-commerce holding, Alibaba. The stock recovered somewhat in the fourth quarter as Alibaba reported encouraging results. Also in the sector, a holding in Turkcell hurt returns, due to a weak Turkish lira and political uncertainty despite strong company fundamentals. Additionally, the Portfolio suffered from positioning and stock selection in emerging markets, as Brasilian holdings BB Seguridade and Estacio were hurt by adverse economic conditions and by the decline in the Brazilian real. Shares of Piraeus Bank and Hellenic Telecom declined due to the uncertainty of Greece leaving the euro currency bloc. The positions in Piraeus and Hellenic Telecom were sold prior

Annual Report  5

to the implementation of capital controls that closed the Greek banking system for three weeks.

Lazard International Equity Select Portfolio

For the year ended December 31, 2015, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of -3.63%, while Open Shares posted a return of -3.85%, as compared with the -5.66% return for the MSCI All Country World® Index ex-US.

The Portfolio’s Institutional Shares strongly outperformed the MSCI All Country World Index ex-US during the year. Stock selection in the financials sector was additive to relative returns, as shares of Japanese real estate construction company Daiwa House rose sharply on better-than-expected results. Also within the sector, Italian asset manager Mediolanum saw very strong inflows, while Finnish financial services business Sampo continued to benefit from its very strong capital discipline. Stock selection in the consumer staples sector also helped drive relative returns as shares of Belgian brewer Anheuser-Busch InBev rose on the announcement of plans to divest the company’s MillerCoors stake following the proposed acquisition of SABMiller. The investment increases the likelihood that its acquisition of rival SABMiller would be successful, as it reduces regulatory concerns. Lastly, a lower-than-benchmark allocation to the underperforming energy and materials sectors was additive to relative returns.

In contrast, stock selection in the telecommunications services sector detracted from relative returns as shares of Japanese conglomerate SoftBank fell on concerns about slowing growth at its Chinese e-commerce holding, Alibaba. The stock recovered somewhat in the fourth quarter as Alibaba reported encouraging results. Also in the sector, a holding in Turkcell hurt returns, due to a weak Turkish lira and political uncertainty despite strong company fundamentals. Additionally, the Portfolio suffered from stock selection in emerging markets, as Brazilian holdings BB Seguridade and Estacio were hurt by adverse economic conditions and by the decline in the Brazilian real. Elsewhere, South African packaging company Nampak and Thai bank Kasikornbank declined on worsening conditions in their end markets, while in Greece, shares of Piraeus Bank declined due to the uncertainty of the country potentially leaving the euro currency bloc. Piraeus was sold prior to the implementation of capital controls that closed the Greek banking system for three weeks.

Lazard International Equity Concentrated Portfolio

For the year ended December 31, 2015, the Lazard International Equity Concentrated Portfolio’s Institutional Shares posted a total return of -12.06%, while Open Shares posted a total return of -12.18%, as compared with the -5.66% return for the MSCI All Country World Index ex-US.

Stock selection in the industrials sector was a head-wind, where a position in the Australian facility management company Spotless declined as the company announced they had not been selected for a large contract, and there were unexpected higher costs associated with the integration of a recent acquisition. Elsewhere in the sector, shares of British engineering solutions company Weir fell as oil prices declined, with the market speculating that volume and pricing could be more adverse, despite Weir’s ongoing cost-cutting program.

In contrast, stock selection in the information technology sector helped the Portfolio’s relative returns, as shares of Chinese internet search company Baidu benefited as an earnings report suggested investment in online-to-offline activities was gaining traction, fueled by inexpensive valuation. Elsewhere in the sector, shares of Taiwan Semiconductor also defended well amid strong earnings and an outlook that was better than expected. The Portfolio also benefited from stock selection in the telecommunications services sector, as Japanese telecom KDDI rose as industry regulation continued to be benign, relieving an unfounded concern in the market. Lastly, the Portfolio was helped by having a lower-than-benchmark allocation to the underperforming energy and materials sectors, as a reduced weighting in commodity stocks sheltered the Portfolio from the worst performing sectors of the market.

6  Annual Report

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2015, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of -1.70%, while Open Shares posted a total return of -1.89%, as compared with the -0.81% return for the EAFE Index . The R6 Shares posted a total return of -1.73% for the period since inception on January 19, 2015 through December 31, 2015, compared with the 1.05% return for the EAFE Index for the same period.

While stock selection was strong in most developed markets, the Portfolio’s exposure to, and stock selection within, emerging markets held back overall returns.

In the materials sector, the Portfolio’s holdings, including beverage can maker Rexam, held up well, while relative performance benefited from the lack of exposure to mining companies. However, this was partially offset by the fall in the share price of African packaging company Nampak, which was hurt by currency devaluation, operational missteps, and pressure on the macroeconomic position of two key end markets, Nigeria and Angola—both major oil-exporting countries. In the industrials sector, power tools company Makita of Japan and lockmaker Assa Abloy of Sweden saw improving construction markets, but, in the Philippines, Alliance Global suffered from rising competition in both its casino and spirits operations.

On the consumer discretionary side, auto supplier Valeo gave very encouraging profit guidance, and media company Informa saw a stabilizing business and rerating, but this was outweighed by the fall in Brazilian education provider Estacio. The company suffered from a change in government financing support for the sector, exacerbated by the weakening currency and macro situation in Brazil. In consumer staples, Japan Tobacco and ingredients maker Kerry reported good progress through a difficult year.

In the financials sector, Italian asset manager Azimut saw very strong inflows, while Finnish financial services business Sampo continued to benefit from its very strong capital discipline. In Japan, specialist constructor Daiwa House was helped by improving end markets. However, this was offset by a sharp fall in the value of Greek bank Piraeus following the country’s election of a radical populist government, and by a fall in Turkish bank Halk Bankasi as a result of currency weakness and political uncertainty.

In the technology sector, specialist payments company Worldpay rose strongly after its initial public offering, helped by solid business performance, but, in the telecommunications sector, the Portfolio was hurt by its exposure to Turkish operator Turkcell.

New Fund Launched: Lazard International Equity Advantage Portfolio

For the period since inception on May 29, 2015 through December 31, 2015, the Lazard International Equity Advantage Portfolio’s Institutional Shares posted a total return of -6.63%, while Open Shares posted a total return of -6.80%, as compared with the -8.67% return for the EAFE Index.

The increase in market volatility impacted the Portfolio, which declined during the period. Favorable stock selection managed to provide an incremental return above the EAFE Index, helped largely by the holdings in the consumer discretionary, materials, and the financials sectors. Stock selection in the industrials and utilities sectors was the only notable weakness. Stocks which helped the Portfolio included CSL, the Australian biotech concern, which continues to see strong sales growth, helped by a significant recall made by one of their major competitors. Bellway, the UK-based real estate developer, continues to benefit from the high demand and price increases in and around London. Auto Trader, an online automobile exchange operating in the United Kingdom, also enjoyed strong returns as 2015 was the strongest period for car sales in the past eight years. Detractors during the period included Minebea, a Japan-based technology manufacturer of ball bearing and light emitting diode backlights for smart phones. The company fell after missing its sales targets. The global slump in smartphone demand weighed on the stock, and delayed shipment from a major supplier caused the stock to come under selling pressure. Sumitomo Rubber slumped after the announcement that the company was discontinuing its long-standing relationship with Goodyear in the production of the Dunlop

Annual Report  7

tire brand. The company claimed that it was losing money in the US arrangement, but investors were concerned about the revenue replacement. Sumitomo Rubber will retain its Falken brand in the US. Centrica, the UK utility, remains under pricing pressure as the company failed to win tariff relief and as the fall in oil prices hurt its oil and gas business. The company cut its dividend, which still carries a 5.7% yield.

Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2015, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 9.71%, while Open Shares posted a total return of 9.49%, as compared with the 9.59% return for the MSCI EAFE Small Cap® Index.

The Portfolio posted solid gains in 2015 and outperformed its benchmark index, gross of fees. Stock selection in a number of sectors contributed to the outperformance, led by the consumer staples, materials, and energy sectors. Stock selection in industrials and health care detracted from performance. Regionally, with the exception of Canada and emerging markets, stock selection in all major regions made positive contributions, with particularly strong performance in Japan and continental Europe. Below are some of the individual names that impacted the Portfolio in 2015.

Ariake Japan, a Japan-based producer of meat-based natural seasonings and flavorings, was a positive contributor. The company has strong market share in Japan and is expanding its overseas presence with investments in the US, Europe, China and Taiwan. The labor shortage in Japan is leading restaurants to out-source more soups and sauces, creating demand for Ariake’s finished products. In the US, the company is making investments in livestock production to boost capacity for its meat-based seasonings. Increased health awareness is boosting demand for natural seasonings, which should support stable top-line and profit growth for Ariake.

Rightmove, a UK-listed company that is the leader in online property listings across Great Britain, also contributed to positive performance. Concerns about the impact of a new entrant into the company’s marketplace, which had weighed on the stock for some time, began to moderate in early 2015. Strong operating results reported throughout the year, highlighting minimal customer loss, boosted the shares. As of December 31, 2015, we continue to own the stock owing to its high return potential, attractive growth with ongoing pricing power, and strong capital management.

HSS, a leading UK equipment rental company, detracted from performance in 2015. The investment thesis for this stock relied on successful execution of an aggressive rollout strategy combined with cyclically improving trading in a strong UK economy. The company had a good start to 2015 (with mid-teens organic revenue growth) but the second quarter proved more challenging, with growth slowing to around 8% due to UK election uncertainty and the impact of cold weather on demand for certain product lines. We exited the position after a second profit warning in a two-month period called into question management’s ability to execute on their growth strategy and position the company in a more difficult operating environment.

Entertainment One, an international film distributor, television producer, and family entertainment provider, also detracted from performance for the year. Weakness in the share price stemmed from an announcement of a new issue of high yield debt to replace the company’s lower cost term facility debt. Management believes the new debt issue provides more flexibility as it is covenant light. We believe the company has attractive assets and is positioned to benefit from increasing demand for digital content as there are more distribution channels in the market to monetize content, but we decided to exit the position after determining that management’s capital management policies were not in the best interest of shareholders.

Lazard Global Equity Select Portfolio

For the year ended December 31, 2015, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 0.46%, while Open Shares posted a total return of 0.24%, as compared with the -2.36% return for the MSCI All Country World Index.

Stock selection and an overweight position in the technology sector contributed to performance in the

8  Annual Report

past twelve months. Shares of diversified technology and online search company Alphabet climbed on solid fundamental growth, driven by strong performance its mobile segment. Investors were also encouraged by management’s new focus on capital discipline and increased transparency through the separation of its core search from its other businesses under a parent company. We believe that the company remains well-positioned in its core search business, and that its platform of six products with over one billion users each creates significant optionality for future growth. Stock selection in the consumer discretionary sector also helped performance. Shares of Anheuser-Busch InBev, a global beer company, rose on strong earnings growth and plans to acquire SABMiller, which would lead to over $1.4 billion in cost synergies. We continue to like Anheuser-Busch InBev as we believe the deal creates significant value for shareholders, with increasing returns-on-invested-capital, meaningful earnings accretion and the creation of a one-of-a-kind consumer company.

In contrast, stock selection in the industrials sector detracted from performance. Shares of Spotless Group, a building maintenance and service company in Australia, fell after the company lowered its profit outlook and noted business growth had slowed. We exited the position as we saw more attractive opportunities elsewhere. Stock selection in the consumer discretionary sector also hurt performance. Shares of Viacom, a media conglomerate, declined amid concerns about ratings, uncertainty surrounding the renewal of the company’s affiliate fee with Dish and the potential for revenue declines. We exited the position during the period as we saw better uses of capital.

Lazard Global Strategic Equity Portfolio

For the year ended December 31, 2015, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of -1.85%, while Open Shares posted a total return of -2.16%, as compared with the -2.36% return for the MSCI All Country World Index.

The Portfolio performed ahead of its benchmark index in 2015. While stock selection was strong in most developed markets, the Portfolio’s stock selection within emerging markets held back overall returns.

In the energy sector, the Portfolio benefited from its low level of exposure to a falling sector, especially as it owned marketing companies, such as Caltex, which are actually net beneficiaries of falling prices.

In the materials sector, the Portfolio’s holdings, including beverage can maker Rexam, held up well while relative performance benefited from the lack of exposure to mining companies. However, this was offset by the fall in the share price of African packaging company Nampak, which was hurt by currency devaluation, operational missteps, and pressure on the macroeconomic position of two key end markets, Nigeria and Angola—both major oil exporting countries.

In the industrials sector, power tools company Makita of Japan saw improving construction markets, but US industrials sector companies Tyco and Parker Hannifin suffered from a gathering industrial downturn, and, in the Philippines, Alliance Global saw rising competition in both its casino and spirits operations.

Within the consumer discretionary sector, media company Informa saw a stabilizing business and rerating, but this was outweighed by falls elsewhere in the business. Brazilian education company Estacio suffered from a change in government financing support for the sector, exacerbated by the weakening currency and macro situation in Brazil. US media company Viacom found that its low valuation was no support in a period of cyclical and structural pressures on key assets, while Indonesian television station MNC saw slowing advertising sales as the local economy slowed. In the consumer staples sector, it was a tale of improving returns at a number of US consumer franchises, as Kellogg, Smuckers, Molson Coors, and Reynolds American all performed well.

In the financials sector, the Japanese specialist constructor Daiwa House was helped by improving end markets. However, this was offset by a sharp fall in the shares of Greek bank Piraeus Bank following the country’s election of a radical populist government, and by falls in the shares of Turkish bank Halk Bankasi and South African insurer Sanlam as a result of currency weakness and political uncertainty.

Annual Report  9

In the technology sector, a large position in Google (now known as Alphabet) paid off as the company continued to report strong operating results while also starting to improve its disclosure around its non-search activities and to hint at improved focus on shareholder returns. The Portfolio also benefited from the IPO and subsequent strong results of UK online auto specialist Auto Trader, and from continued encouraging progress at global payment networks Visa and Mastercard. In the telecommunications services sector, the Portfolio was hurt by its exposure to Turkish telecom services operator Turkcell.

New Fund Launched: Lazard Managed Equity Volatility Portfolio

For the period since inception on May 29, 2015 through December 31, 2015, the Lazard Managed Equity Volatility Portfolio’s Institutional Shares posted a total return of -2.42%, while Open Shares posted a total return of -2.60%, as compared with the -5.66% return for the MSCI World® Index.

The Portfolio defended well during the market decline. Over-weights in the consumer discretionary and utilities sectors coupled with an underweight to the energy and materials sectors benefited the Portfolio. The orientation to lower-risk stocks also helped the Portfolio as stock selection contributed to the excess return. Stocks with a favorable impact on the Portfolio included Uni-

bet, the Swedish online gaming company, which soared in the second half of the period after reporting growth in excess of 20% in its European business. The company’s online business grew nearly 50%. Dr. Pepper Snapple also strengthened during the period, benefiting from its focused strategy in the US and a demand shift from soda to still beverages. West Japan Railway also performed well, as the Japan economy begins to feel the positive effects of Abenomics. The company opened a new rail line which boosted traffic and revenue across the system.

Detractors during the period included Statoil, the Nor-wegian integrated oil company, as the company’s share price fell in line with the oil price. Sky Network Television, the dominant cable provider in New Zealand, fell sharply as investors became increasingly concerned with the viability of the pay television business as alternatives begin to gain market share. The operator remains a dominant provider with important exclusive content contracts which should continue to maintain demand. Baytex Energy, the Canadian exploration and production company, declined sharply despite a positive earnings report which exceeded expectations. The company’s capital spending continues to be managed carefully and was well above analyst estimates, reflecting the company’s efforts to improve its bottom line. Production fell below its target, which more than offset the positive earnings surprise.

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

10  Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*

Years Ended December 31, 2015

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	7.00%	13.67%	7.98%
Open Shares**	6.67%	13.29%	7.65%
S&P 500 Index	1.38%	12.57%	7.31%
Russell 1000 Value/S&P 500 Linked Index	1.38%	11.78%	6.40%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The Portfolio was previously known as Lazard U.S. Equity Value Portfolio. As of May 31, 2012, the Portfolio changed its name to Lazard U.S. Equity Concentrated Portfolio and changed its investment strategy to invest in primarily equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Russell 1000 Value/S&P 500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 1000 ® Value Index for all periods through May 30, 2012 and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000 ® Index, which consists of the 3,000 largest US companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  11

Lazard US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	–4.75%	10.37%	6.09%	5.99%
Open Shares**	–5.11%	10.04%	5.77%	5.68%
R6 Shares**	–4.78%	N/A	N/A	4.18%
S&P 500 Index	1.38%	12.57%	7.31%	7.07%
				(Institutional and Open Shares) 7.52% (R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

12  Annual Report

Lazard US Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns*

Years Ended December 31, 2015

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	–2.97%	8.05%	5.64%
Open Shares**	–3.24%	7.73%	5.35%
Russell Midcap Index	–2.44%	11.44%	8.00%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest US companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  13

Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Years Ended December 31, 2015

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	–2.14%	9.04%	7.85%
Open Shares**	–2.47%	8.68%	7.51%
Russell 2500 Index	–2.90%	10.32%	7.56%
Russell 2000/2500 Linked Index	–2.90%	10.32%	7.66%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000 Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000 ® Index for all periods through August 24, 2008 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

14  Annual Report

Lazard US Small Cap Equity Growth Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small Cap Equity Growth Portfolio and Russell 2000 Growth Index*

Total Returns*

Periods Ended December 31, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	7.39%	7.36%
Open Shares**	7.09%	7.07%
Russell 2000 Growth Index	–1.38%	–1.38%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was December 31, 2014.

Annual Report  15

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Five	Ten	Since
	Year	Years	Years	Inception †
Institutional Shares**	1.62%	6.01%	4.40%	6.04%
Open Shares**	1.36%	5.71%	4.09%	4.76%
R6 Shares**	N/A	N/A	N/A	–4.10%
EAFE Index	–0.81%	3.60%	3.03%	5.09%
				(Institutional Shares)
				4.54%
				(Open Shares)
				–5.56%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

16  Annual Report

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI All Country World® Index ex-US and MSCI EAFE/All Country World Index ex-US Linked Index*

Average Annual Total Returns*

Years Ended December 31, 2015

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	–3.63%	3.66%	2.60%
Open Shares**	–3.85%	3.31%	2.27%
MSCI All Country World Index ex-US	–5.66%	1.06%	2.92%
MSCI EAFE/All Country World Index ex-US Linked Index	–5.66%	1.06%	1.82%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI All Country World Index ex-US is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE/All Country World Index ex-US Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the EAFE Index for all periods through June 30, 2010 and the MSCI All Country World Index ex-US for all periods thereafter. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  17

Lazard International Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Concentrated Portfolio and MSCI All Country World Index ex-US*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	–12.06%	–12.26%
Open Shares**	–12.18%	–12.39%
MSCI All Country World Index ex-US	–5.66%	–10.47%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index ex-US is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was August 29, 2014.

18  Annual Report

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	–1.70%	6.45%	5.50%	6.20%
Open Shares**	–1.89%	6.17%	N/A	4.55%
R6 Shares**	N/A	N/A	N/A	–1.73%
EAFE Index	–0.81%	3.60%	3.03%	3.69%
				(Institutional Shares) 2.44% (Open Shares) 1.05% (R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

Annual Report  19

Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio and EAFE Index*

Total Returns*

Period Ended December 31, 2015

	Since
	Inception	†
Institutional Shares**	–6.63%
Open Shares**	–6.80%
EAFE Index	–8.67%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 29, 2015.

20  Annual Report

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*

Years Ended December 31, 2015

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	9.71%	7.85%	4.25%
Open Shares**	9.49%	7.53%	3.95%
MSCI EAFE Small Cap Index	9.59%	6.32%	4.55%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  21

Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and MSCI All Country World Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	0.46%	2.13%
Open Shares**	0.24%	1.88%
MSCI All Country World Index	–2.36%	0.84%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was December 31, 2013.

22  Annual Report

Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and MSCI All Country World Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	–1.85%	–1.65%
Open Shares**	–2.16%	–1.95%
MSCI All Country World Index	–2.36%	–3.88%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was August 29, 2014.

Annual Report  23

Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and MSCI World® Index*

Total Returns*

Period Ended December 31, 2015

	Since
	Inception	†
Institutional Shares**	–2.42%
Open Shares**	–2.60%
MSCI World Index	–5.66%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 29, 2015.

24  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2015 through December 31, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  25

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	7/1/15	12/31/15	7/1/15 - 12/31/15	7/1/15 - 12/31/15

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,030.80	$4.10	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Open Shares
Actual	$1,000.00	$1,030.10	$5.48	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.45	1.07%

US Strategic Equity
Institutional Shares
Actual	$1,000.00	$954.10	$3.69	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$952.00	$5.17	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
R6 Shares
Actual	$1,000.00	$953.80	$3.45	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%

US Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$931.30	$5.11	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$930.00	$6.57	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$921.00	$4.41	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63	0.91%
Open Shares
Actual	$1,000.00	$919.60	$5.81	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

US Small Cap Equity Growth
Institutional Shares
Actual	$1,000.00	$953.70	$5.42	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Open Shares
Actual	$1,000.00	$951.90	$6.89	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

26  Annual Report

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	7/1/15	12/31/15	7/1/15 - 12/31/15	7/1/15 - 12/31/15

International Equity
Institutional Shares
Actual	$1,000.00	$941.20	$4.21	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.87	$4.38	0.86%
Open Shares
Actual	$1,000.00	$940.30	$5.67	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90	1.16%
R6 Shares
Actual	$1,000.00	$941.60	$3.96	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%

International Equity Select
Institutional Shares
Actual	$1,000.00	$922.80	$5.09	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$921.70	$6.54	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%

International Equity Concentrated
Institutional Shares
Actual	$1,000.00	$860.50	$4.92	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$860.10	$6.33	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$925.60	$4.03	0.83%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Open Shares
Actual	$1,000.00	$924.30	$5.29	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%
R6 Shares
Actual	$1,000.00	$924.70	$5.00	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24	1.03%

International Equity Advantage
Institutional Shares
Actual	$1,000.00	$955.70	$4.44	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$954.00	$5.91	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Annual Report  27

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	7/1/15	12/31/15	7/1/15 - 12/31/15	7/1/15 - 12/31/15

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$987.60	$5.76	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$986.70	$7.06	1.41%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.17	1.41%

Global Equity Select
Institutional Shares
Actual	$1,000.00	$981.70	$5.49	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Open Shares
Actual	$1,000.00	$980.60	$6.99	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$983.50	$5.50	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Open Shares
Actual	$1,000.00	$982.40	$7.00	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Managed Equity Volatility
Institutional Shares
Actual	$1,000.00	$990.60	$3.76	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$989.00	$5.26	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

28  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2015

Sector*	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio	Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard US Small Cap Equity Growth Portfolio

Consumer Discretionary	24.0%	13.1%	23.5%	15.0%	14.6%
Consumer Staples	16.9	10.2	4.8	—	4.4
Energy	—	5.8	3.7	3.7	3.0
Financials	—	17.6	20.5	29.9	14.3
Health Care	22.2	16.2	12.8	9.8	30.5
Industrials	6.4	10.9	6.6	18.5	14.5
Information Technology	22.7	24.4	13.2	15.3	14.7
Materials	—	1.8	5.6	2.4	2.9
Telecommunication Services	—	—	—	—	—
Utilities	—	—	—	4.0	—
Repurchase Agreement	—	—	—	1.4	—
Short-Term Investments	7.8	—	9.3	—	1.1
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Consumer Discretionary	13.7%	13.5%	19.5%	17.7%	12.5%
Consumer Staples	11.3	12.4	12.8	13.3	11.6
Energy	5.7	2.1	—	3.4	4.0
Financials	25.6	21.0	27.7	26.1	23.6
Health Care	12.1	13.8	9.6	13.8	13.8
Industrials	9.9	10.8	8.5	4.5	13.0
Information Technology	3.7	10.6	11.3	4.7	4.1
Materials	3.2	3.0	—	6.6	5.8
Telecommunication Services	8.0	7.3	7.2	7.4	5.3
Utilities	1.0	1.9	—	0.7	3.8
Repurchase Agreement	5.8	—	—	—	—
Short-Term Investments	—	3.6	3.4	1.8	2.5
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*		Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

Consumer Discretionary		21.7%	8.9%	12.0%	15.9%
Consumer Staples		6.7	16.4	18.8	10.6
Energy		2.5	3.2	3.3	2.6
Financials		23.0	19.3	15.5	18.3
Health Care		4.6	14.0	17.9	11.8
Industrials		20.1	10.4	4.1	11.5
Information Technology		12.2	19.7	22.2	7.2
Materials		4.7	2.7	1.9	3.4
Telecommunication Services		0.7	0.9	2.8	7.3
Utilities		—	—	—	7.8
Short-Term Investments		3.8	4.5	1.5	3.6
Total Investments		100.0%	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Annual Report  29

The Lazard Funds, Inc. Portfolios of Investments December 31, 2015

Description	Shares	Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 91.9%

Alcohol & Tobacco | 3.2%
Molson Coors Brewing Co., Class B	279,867	$26,285,109

Commercial Services | 8.0%
Copart, Inc. (a)	944,800	35,911,848
Fidelity National Information Services, Inc.	506,075	30,668,145
		66,579,993
Food & Beverages | 8.5%
Kellogg Co.	976,525	70,573,462

Household & Personal Products | 5.1%
The Procter & Gamble Co.	536,300	42,587,583

Internet Software & Services | 9.8%
Alphabet, Inc., Class A (a)	104,800	81,535,448

Leisure & Entertainment | 15.7%
Houghton Mifflin Harcourt Co. (a)	1,841,952	40,117,715
MSG Networks, Inc. Class A (a)	820,030	17,056,624
Norwegian Cruise Line Holdings, Ltd. (a)	644,790	37,784,694
The Madison Square Garden Co. Class A (a)	217,285	35,156,713
		130,115,746
Pharmaceutical & Biotechnology | 19.3%
Baxalta, Inc.	1,074,050	41,920,171
Mallinckrodt PLC (a)	125,300	9,351,139
Pfizer, Inc.	1,575,167	50,846,391
Zoetis, Inc.	1,214,851	58,215,660
		160,333,361

Description	Shares	Value

Retail | 8.3%
Advance Auto Parts, Inc.	330,265	$49,708,185
Deckers Outdoor Corp. (a)	333,175	15,725,860
J.C. Penney Co., Inc. (a)	492,045	3,277,020
		68,711,065
Semiconductors & Components | 2.8%
Bruker Corp. (a)	978,874	23,757,272

Technology Hardware | 9.1%
Apple, Inc.	344,432	36,254,912
Cisco Systems, Inc.	1,452,295	39,437,071
		75,691,983
Transportation | 2.1%
American Airlines Group, Inc.	406,870	17,230,944

Total Common Stocks (Identified cost $708,814,134)		763,401,966

Short-Term Investment | 7.8%
State Street Institutional Treasury Money Market Fund (Identified cost $64,490,571)	64,490,571	64,490,571

Total Investments | 99.7% (Identified cost $773,304,705) (b)		$827,892,537

Cash and Other Assets in Excess of Liabilities | 0.3%		2,221,570

Net Assets | 100.0%		$830,114,107

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Shares	Value

Lazard US Strategic Equity Portfolio

Common Stocks | 96.3%

Agriculture | 0.5%
Monsanto Co.	6,850	$674,862

Alcohol & Tobacco | 1.2%
Molson Coors Brewing Co., Class B	16,100	1,512,112

Automotive | 1.1%
Delphi Automotive PLC	15,525	1,330,958

Banking | 5.2%
Bank of America Corp.	243,550	4,098,947
Wells Fargo & Co.	42,625	2,317,095
		6,416,042
Commercial Services | 4.5%
Copart, Inc. (a)	18,925	719,339
Corrections Corp. of America	81,335	2,154,564
Fidelity National Information Services, Inc.	20,550	1,245,330
Tyco International PLC	46,300	1,476,507
		5,595,740
Computer Software & Services | 1.3%
Microsoft Corp.	29,550	1,639,434

Energy Exploration & Production | 2.3%
Anadarko Petroleum Corp.	24,100	1,170,778
Apache Corp.	14,775	657,044
EOG Resources, Inc.	14,750	1,044,153
		2,871,975
Energy Integrated | 1.6%
Chevron Corp.	21,500	1,934,140

Energy Services | 1.8%
Dril-Quip, Inc. (a)	17,050	1,009,872
Schlumberger, Ltd.	16,900	1,178,775
		2,188,647
Financial Services | 7.6%
CBOE Holdings, Inc.	9,375	608,438
Citigroup, Inc.	28,450	1,472,288
Intercontinental Exchange, Inc.	11,075	2,838,079
OneMain Holdings, Inc. (a)	40,675	1,689,639
Visa, Inc., Class A	36,545	2,834,065
		9,442,509

Description	Shares	Value

Food & Beverages | 3.4%
Kellogg Co.	58,975	$4,262,123

Forest & Paper Products | 1.1%
International Paper Co.	37,800	1,425,060

Health Services | 1.4%
Aetna, Inc.	15,650	1,692,078

Household & Personal Products | 3.5%
The Procter & Gamble Co.	54,865	4,356,830

Insurance | 4.1%
Aon PLC	23,550	2,171,545
The Hartford Financial Services Group, Inc.	46,100	2,003,506
Voya Financial, Inc.	23,225	857,235
		5,032,286
Internet Software & Services | 5.0%
Alphabet, Inc.:
Class A (a)	5,986	4,657,168
Class C (a)	1,965	1,491,199
		6,148,367
Leisure & Entertainment | 7.0%
Houghton Mifflin Harcourt Co. (a)	65,200	1,420,056
MSG Networks, Inc. Class A (a)	40,850	849,680
Norwegian Cruise Line Holdings, Ltd. (a)	43,825	2,568,145
The Madison Square Garden Co. Class A (a)	11,508	1,861,994
Viacom, Inc., Class B	48,375	1,991,115
		8,690,990
Manufacturing | 6.4%
Honeywell International, Inc.	36,618	3,792,526
Parker Hannifin Corp.	12,950	1,255,891
Rockwell Automation, Inc.	13,950	1,431,410
United Technologies Corp.	15,900	1,527,513
		8,007,340
Pharmaceutical & Biotechnology | 14.2%
Baxalta, Inc.	46,080	1,798,502
Eli Lilly & Co.	34,875	2,938,568
Mallinckrodt PLC (a)	28,675	2,140,015
Pfizer, Inc.	141,809	4,577,595
Zoetis, Inc.	129,994	6,229,312
		17,683,992
Real Estate Management & Development | 0.7%
Host Hotels & Resorts, Inc. REIT	53,200	816,088

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Shares	Value

Lazard US Strategic Equity Portfolio (concluded)

Retail | 6.2%
Advance Auto Parts, Inc.	26,388	$3,971,658
CVS Health Corp.	20,630	2,016,995
Deckers Outdoor Corp. (a)	15,525	732,780
J.C. Penney Co., Inc. (a)	150,475	1,002,164
		7,723,597
Semiconductors & Components | 1.2%
NXP Semiconductors NV (a)	18,100	1,524,925

Technology | 1.5%
eBay, Inc. (a)	68,000	1,868,640

Technology Hardware | 11.3%
Apple, Inc.	51,607	5,432,153
Applied Materials, Inc.	73,850	1,378,779
Cisco Systems, Inc.	116,975	3,176,456
Hewlett Packard Enterprise Co.	55,925	850,060
HP, Inc.	56,025	663,336
QUALCOMM, Inc.	18,200	909,727
Teradyne, Inc.	75,800	1,566,786
		13,977,297

Description	Shares	Value

Transportation | 2.2%
American Airlines Group, Inc.	37,975	$1,608,241
Union Pacific Corp.	15,025	1,174,955
		2,783,196
Total Common Stocks (Identified cost $117,549,066)		119,599,228

Total Investments | 96.3% (Identified cost $117,549,066) (b)		$119,599,228

Cash and Other Assets in Excess of Liabilities | 3.7%		4,538,920

Net Assets | 100.0%		$124,138,148

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Shares	Value

Lazard US Mid Cap Equity Portfolio

Common Stocks | 101.2%

Automotive | 5.1%
Delphi Automotive PLC	16,250	$1,393,112

Banking | 8.1%
Signature Bank (a)	6,500	996,905
SVB Financial Group (a)	10,150	1,206,835
		2,203,740
Chemicals | 6.2%
Calgon Carbon Corp.	45,500	784,875
Eastman Chemical Co.	13,425	906,322
		1,691,197
Commercial Services | 13.0%
Fidelity National Information Services, Inc.	14,350	869,610
H&R Block, Inc.	46,925	1,563,072
United Rentals, Inc. (a)	15,525	1,126,183
		3,558,865
Computer Software & Services | 5.2%
Check Point Software Technologies, Ltd. (a)	17,350	1,411,943

Energy Exploration & Production | 4.1%
Memorial Resource Development Corp. (a)	68,900	1,112,735

Financial Services | 6.3%
OneMain Holdings, Inc. (a)	41,600	1,728,064

Food & Beverages | 5.3%
Kellogg Co.	20,100	1,452,627

Health Services | 3.8%
Quintiles Transnational Holdings, Inc. (a)	15,275	1,048,782

Insurance | 8.5%
Aon PLC	10,450	963,595
The Hartford Financial Services Group, Inc.	30,925	1,344,000
		2,307,595

Description	Shares	Value

Leisure & Entertainment | 7.9%
The Madison Square Garden Co. Class A (a)	3,900	$631,020
Viacom, Inc., Class B	37,125	1,528,065
		2,159,085
Medical Products | 3.0%
Natus Medical, Inc. (a)	17,150	824,058

Pharmaceutical & Biotechnology | 7.5%
Mallinckrodt PLC (a)	10,875	811,601
Zoetis, Inc.	25,500	1,221,960
		2,033,561
Retail | 7.5%
Advance Auto Parts, Inc.	13,569	2,042,270

Technology Hardware | 6.4%
Applied Materials, Inc.	53,600	1,000,712
NCR Corp. (a)	30,400	743,584
		1,744,296
Transportation | 3.3%
American Airlines Group, Inc.	21,125	894,644

Total Common Stocks (Identified cost $27,634,097)		27,606,574

Short-Term Investment | 10.4%
State Street Institutional Treasury Money Market Fund (Identified cost $2,827,813)	2,827,813	2,827,813

Total Investments | 111.6% (Identified cost $30,461,910) (b)		$30,434,387

Liabilities in Excess of Cash and Other Assets | (11.6)%		(3,156,336)

Net Assets | 100.0%		$27,278,051

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 98.1%

Aerospace & Defense | 1.3%
B/E Aerospace, Inc.	61,760	$2,616,771

Automotive | 2.5%
Gentherm, Inc. (a)	34,220	1,622,028
Modine Manufacturing Co. (a)	213,716	1,934,130
Tenneco, Inc. (a)	33,480	1,537,067
		5,093,225
Banking | 10.0%
East West Bancorp, Inc.	82,315	3,421,011
Great Western Bancorp, Inc.	109,015	3,163,615
Home Bancshares, Inc.	96,045	3,891,743
PacWest Bancorp	80,616	3,474,550
Signature Bank (a)	22,200	3,404,814
SVB Financial Group (a)	28,205	3,353,575
		20,709,308
Cable Television | 1.1%
Cable One, Inc.	5,450	2,363,447

Chemicals | 1.6%
Calgon Carbon Corp.	193,005	3,329,336

Commercial Services | 4.9%
EVERTEC, Inc.	174,945	2,928,579
MDC Partners, Inc., Class A	147,982	3,214,169
On Assignment, Inc. (a)	33,345	1,498,858
United Rentals, Inc. (a)	35,235	2,555,947
		10,197,553
Computer Software & Services | 1.6%
j2 Global, Inc.	40,665	3,347,543

Construction & Engineering | 1.7%
EMCOR Group, Inc.	30,025	1,442,401
Quanta Services, Inc. (a)	108,035	2,187,709
		3,630,110
Consumer Products | 1.2%
Fox Factory Holding Corp. (a)	156,598	2,588,565

Electric | 1.9%
CMS Energy Corp.	110,700	3,994,056

Energy Exploration & Production | 1.7%
Memorial Resource Development
Corp. (a)	214,440	3,463,206

Description	Shares	Value

Energy Services | 2.0%
Dril-Quip, Inc. (a)	36,340	$2,152,418
Tesco Corp.	276,580	2,002,439
		4,154,857
Financial Services | 5.6%
Air Lease Corp.	72,970	2,443,036
CBOE Holdings, Inc.	44,740	2,903,626
Morningstar, Inc.	32,730	2,631,819
OneMain Holdings, Inc. (a)	89,340	3,711,183
		11,689,664
Forest & Paper Products | 0.8%
KapStone Paper and Packaging Corp.	77,255	1,745,191

Gas Utilities | 2.0%
New Jersey Resources Corp.	127,440	4,200,422

Health Services | 3.6%
Brookdale Senior Living, Inc. (a)	104,485	1,928,793
Quintiles Transnational Holdings, Inc. (a)	48,565	3,334,473
Team Health Holdings, Inc. (a)	53,265	2,337,801
		7,601,067
Housing | 2.5%
Continental Building Products, Inc. (a)	136,570	2,384,512
PGT, Inc. (a)	251,450	2,864,016
		5,248,528
Insurance | 6.8%
Arch Capital Group, Ltd. (a)	51,395	3,584,801
Argo Group International Holdings, Ltd.	59,725	3,573,944
Brown & Brown, Inc.	102,800	3,299,880
Reinsurance Group of America, Inc.	42,915	3,671,379
		14,130,004
Leisure & Entertainment | 2.5%
Bloomin’ Brands, Inc.	165,325	2,792,339
Scholastic Corp.	61,750	2,381,080
		5,173,419
Manufacturing | 9.7%
Altra Industrial Motion Corp.	100,329	2,516,252
FLIR Systems, Inc.	136,465	3,830,573
Generac Holdings, Inc. (a)	82,470	2,455,132
Littelfuse, Inc.	18,525	1,982,360
Pitney Bowes, Inc.	158,805	3,279,323
The Toro Co.	23,260	1,699,608
TriMas Corp. (a)	151,651	2,828,291
Woodward, Inc.	33,235	1,650,450
		20,241,989

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Medical Products | 1.6%
Sirona Dental Systems, Inc. (a)	30,955	$3,391,739

Pharmaceutical & Biotechnology | 4.5%
Cellectis SA ADR	70,155	2,176,910
Mallinckrodt PLC (a)	18,870	1,408,268
Phibro Animal Health Corp., Class A	84,380	2,542,369
United Therapeutics Corp. (a)	20,750	3,249,658
		9,377,205
Real Estate Management & Development | 8.6%
DCT Industrial Trust, Inc. REIT	89,553	3,346,596
Extra Space Storage, Inc. REIT	38,230	3,372,268
Jones Lang LaSalle, Inc.	19,800	3,165,228
Kilroy Realty Corp. REIT	48,885	3,093,443
LaSalle Hotel Properties REIT	65,180	1,639,929
Tanger Factory Outlet Centers, Inc. REIT	97,365	3,183,835
		17,801,299
Retail | 6.1%
Advance Auto Parts, Inc.	15,115	2,274,959
Chico’s FAS, Inc.	220,520	2,352,948
Mattress Firm Holding Corp. (a)	52,025	2,321,876
Sally Beauty Holdings, Inc. (a)	110,765	3,089,236
Steven Madden, Ltd. (a)	85,330	2,578,672
		12,617,691
Semiconductors & Components | 3.7%
M/A-COM Technology Solutions Holdings, Inc. (a)	75,810	3,099,871
Microsemi Corp. (a)	59,870	1,951,163
Universal Display Corp. (a)	46,855	2,550,786
		7,601,820
Technology | 4.2%
BroadSoft, Inc. (a)	88,585	3,132,366
Pegasystems, Inc.	81,985	2,254,587
Vantiv, Inc., Class A (a)	68,840	3,264,393
		8,651,346

Description	Shares	Value

Technology Hardware | 1.6%
NCR Corp. (a)	135,350	$3,310,661

Transportation | 2.8%
Alaska Air Group, Inc.	41,890	3,372,564
Echo Global Logistics, Inc. (a)	123,648	2,521,183
		5,893,747
Total Common Stocks (Identified cost $202,726,201)		204,163,769

Description	Principal Amount (000)	Value

Repurchase Agreement | 1.4%
State Street Bank and Trust Co., 0.00%, 01/04/16 (Dated 12/31/15, collateralized by $2,720,000 United States Treasury Note, 3.125%, 05/15/21, with a value of $2,903,717) Proceeds of $2,844,000 (Identified cost $2,844,000)	$2,844	$2,844,000

Total Investments | 99.5% (Identified cost $205,570,201) (b)		$207,007,769

Cash and Other Assets in Excess of Liabilities | 0.5%		1,004,045

Net Assets | 100.0%		$208,011,814

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Description	Shares	Value

Lazard US Small Cap Equity Growth Portfolio

Common Stocks | 99.0%

Alcohol & Tobacco | 0.9%
The Boston Beer Co., Inc., Class A (a)	585	$118,117

Banking | 13.3%
Ameris Bancorp	6,710	228,073
Bank of the Ozarks, Inc.	3,820	188,937
Central Pacific Financial Corp.	12,740	280,535
Hanmi Financial Corp.	9,400	222,968
Opus Bank	5,315	196,496
Pinnacle Financial Partners, Inc.	3,845	197,479
TFS Financial Corp.	9,600	180,768
Western Alliance Bancorp (a)	7,965	285,625
		1,780,881
Chemicals | 1.6%
Headwaters, Inc. (a)	12,675	213,827

Commercial Services | 19.3%
AMN Healthcare Services, Inc. (a)	5,870	182,263
Beacon Roofing Supply, Inc. (a)	10,345	426,007
Cardtronics, Inc. (a)	3,735	125,683
Huron Consulting Group, Inc. (a)	3,635	215,919
Kforce, Inc.	6,340	160,275
Multi-Color Corp.	2,235	133,675
On Assignment, Inc. (a)	9,545	429,048
PRA Health Sciences, Inc. (a)	6,700	303,309
Press Ganey Holdings, Inc.	10,465	330,171
Tyler Technologies, Inc. (a)	1,596	278,215
		2,584,565
Computer Software & Services | 3.9%
Callidus Software, Inc. (a)	9,030	167,687
Manhattan Associates, Inc. (a)	5,305	351,032
		518,719
Energy Exploration & Production | 3.1%
Diamondback Energy, Inc. (a)	2,315	154,873
EP Energy Corp., Class A (a)	19,110	83,702
Laredo Petroleum, Inc. (a)	6,900	55,131
Synergy Resources Corp. (a)	13,830	117,832
		411,538
Food & Beverages | 3.5%
B&G Foods, Inc.	7,970	279,109
TreeHouse Foods, Inc. (a)	2,515	197,327
		476,436

Description	Shares	Value

Forest & Paper Products | 1.3%
Graphic Packaging Holding Co.	13,630	$174,873

Health Services | 12.6%
AmSurg Corp. (a)	5,640	428,640
ICON PLC (a)	4,755	369,464
LifePoint Health, Inc. (a)	2,915	213,961
PharMerica Corp. (a)	8,600	301,000
Premier, Inc., Class A (a)	6,145	216,734
VCA, Inc. (a)	2,890	158,950
		1,688,749
Leisure & Entertainment | 10.6%
Buffalo Wild Wings, Inc. (a)	1,400	223,510
Cinemark Holdings, Inc.	5,595	187,041
Cracker Barrel Old Country Store, Inc.	830	105,269
DineEquity, Inc.	2,275	192,624
Gray Television, Inc. (a)	7,245	118,094
IMAX Corp. (a)	6,690	237,763
Penn National Gaming, Inc. (a)	13,205	211,544
Red Robin Gourmet Burgers, Inc. (a)	2,475	152,806
		1,428,651
Manufacturing | 2.0%
HEICO Corp.	4,890	265,820

Medical Products | 4.9%
ABIOMED, Inc. (a)	1,120	101,114
Globus Medical, Inc., Class A (a)	7,210	200,582
STERIS PLC	4,800	361,632
		663,328
Pharmaceutical & Biotechnology | 6.9%
Alder Biopharmaceuticals, Inc. (a)	3,170	104,705
Anacor Pharmaceuticals, Inc. (a)	1,735	196,003
Charles River Laboratories International, Inc. (a)	2,750	221,072
DepoMed, Inc. (a)	9,105	165,074
Neurocrine Biosciences, Inc. (a)	2,505	141,708
Ultragenyx Pharmaceutical, Inc. (a)	840	94,231
		922,793
Real Estate Management & Development | 1.1%
Summit Hotel Properties, Inc. REIT	12,005	143,460

Retail | 3.9%
Burlington Stores, Inc. (a)	5,220	223,938
Lithia Motors, Inc., Class A	2,850	304,010
		527,948

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Description	Shares	Value

Lazard US Small Cap Equity Growth Portfolio (concluded)

Semiconductors & Components | 2.4%
Cypress Semiconductor Corp.	12,320	$120,859
Monolithic Power Systems, Inc.	3,210	204,509
		325,368
Technology | 3.2%
BroadSoft, Inc. (a)	2,455	86,809
Imperva, Inc. (a)	1,590	100,663
Proofpoint, Inc. (a)	3,755	244,112
		431,584
Technology Hardware | 2.2%
Electronics For Imaging, Inc. (a)	6,240	291,658

Transportation | 2.3%
JetBlue Airways Corp. (a)	6,145	139,184
Virgin America, Inc. (a)	4,755	171,228
		310,412
Total Common Stocks (Identified cost $12,943,761)		13,278,727

Description	Shares	Value

Short-Term Investment | 1.1%
State Street Institutional Treasury Money Market Fund (Identified cost $142,061)	142,061	$142,061

Total Investments | 100.1% (Identified cost $13,085,822) (b)		$13,420,788

Liabilities in Excess of Cash and Other Assets | (0.1)%		(11,368)

Net Assets | 100.0%		$13,409,420

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 94.0%

Australia | 3.5%
Ansell, Ltd.	420,913	$6,530,414
Caltex Australia, Ltd.	558,448	15,205,258
James Hardie Industries PLC	667,088	8,415,348
		30,151,020
Austria | 0.6%
UNIQA Insurance Group AG	629,859	5,112,271

Belgium | 4.1%
Anheuser-Busch InBev SA/NV	214,070	26,443,001
KBC Groep NV	144,908	9,060,484
		35,503,485
Brazil | 0.6%
BB Seguridade Participacoes SA	921,200	5,633,510

Canada | 2.7%
Encana Corp.	1,000,540	5,083,324
MacDonald Dettwiler & Associates, Ltd.	150,300	9,043,852
National Bank of Canada	328,400	9,566,961
		23,694,137
Denmark | 1.1%
Carlsberg A/S, Class B	104,962	9,280,212

Finland | 2.0%
Sampo Oyj, A Shares	340,413	17,254,222

France | 9.0%
BNP Paribas SA	224,884	12,729,334
Cap Gemini SA	187,400	17,339,765
Iliad SA	32,951	7,861,458
Total SA	180,782	8,051,278
Valeo SA	111,522	17,217,304
Vinci SA	223,381	14,325,226
		77,524,365
Germany | 3.4%
Bayer AG	182,917	22,949,003
RTL Group SA	74,162	6,194,312
		29,143,315
Ireland | 1.0%
Ryanair Holdings PLC Sponsored ADR	100,963	8,729,261

Description	Shares	Value

Israel | 2.5%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	324,920	$21,327,749

Italy | 2.1%
Atlantia SpA	319,483	8,461,933
Azimut Holding SpA	378,849	9,352,721
		17,814,654
Japan | 19.2%
ABC-Mart, Inc.	147,800	8,107,461
Daiwa House Industry Co., Ltd.	966,400	27,707,264
Don Quijote Holdings Co., Ltd.	507,500	17,829,871
Isuzu Motors, Ltd.	679,000	7,306,951
Japan Tobacco, Inc.	330,100	12,120,328
KDDI Corp.	726,200	18,799,116
Makita Corp.	137,100	7,879,042
Seven & I Holdings Co., Ltd.	349,000	15,912,803
SoftBank Group Corp.	239,800	12,084,565
Sony Corp.	496,700	12,168,349
Sumitomo Mitsui Financial Group, Inc.	496,000	18,710,258
United Arrows, Ltd.	184,000	7,930,539
		166,556,547
Netherlands | 2.9%
Koninklijke KPN NV	2,273,412	8,584,474
Wolters Kluwer NV	485,304	16,260,466
		24,844,940
Norway | 1.4%
Telenor ASA	735,133	12,229,850

Philippines | 0.8%
Alliance Global Group, Inc.	19,537,300	6,669,902

Spain | 1.0%
Red Electrica Corporacion SA	102,737	8,563,158

Sweden | 3.9%
Assa Abloy AB, Class B	852,773	17,861,059
Swedbank AB, A Shares	729,353	16,018,204
		33,879,263
Switzerland | 5.3%
Credit Suisse Group AG	450,916	9,745,801
Novartis AG	422,655	36,127,110
		45,872,911
Taiwan | 1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	655,200	14,905,800

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Thailand | 0.5%
Krung Thai Bank Public Co. Ltd. (c)	10,064,200	$4,670,617

Turkey | 1.0%
Turkcell Iletisim Hizmetleri AS	2,681,013	9,093,538

United Kingdom | 23.7%
Aon PLC	134,585	12,410,083
BG Group PLC	623,570	9,042,582
BHP Billiton PLC	463,085	5,199,117
British American Tobacco PLC	405,608	22,527,082
Direct Line Insurance Group PLC	1,282,201	7,658,966
Informa PLC	1,160,920	10,483,229
Lloyds Banking Group PLC	18,767,065	20,199,355
Provident Financial PLC	232,348	11,507,849
Prudential PLC	1,062,145	23,779,203
RELX PLC	853,544	14,964,713
Rexam PLC	1,554,241	13,787,049
Royal Dutch Shell PLC, A Shares	543,110	12,201,784
Shire PLC	259,559	17,788,571
Unilever PLC	262,802	11,252,596
Wolseley PLC	229,589	12,480,195
		205,282,374
Total Common Stocks (Identified cost $822,357,791)		813,737,101
	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 5.7%
State Street Bank and Trust Co., 0.00%, 01/04/16 (Dated 12/31/15, collateralized by $47,600,000 United States Treasury Note, 3.125%, 05/15/21, with a value of $50,815,047) Proceeds of $49,814,000 (Identified cost $49,814,000)	$49,814	$49,814,000

Total Investments | 99.7% (Identified cost $872,171,791) (b)		$863,551,101

Cash and Other Assets in Excess of Liabilities | 0.3%		2,328,817

Net Assets | 100.0%		$865,879,918

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 96.2%

Australia | 1.1%
BHP Billiton, Ltd.	17,313	$224,901

Belgium | 4.0%
Anheuser-Busch InBev SA/NV	5,356	661,600
KBC Groep NV	2,875	179,762
		841,362
Bermuda | 0.8%
Signet Jewelers, Ltd.	1,383	165,609

Brazil | 3.0%
Ambev SA	34,800	155,826
BB Seguridade Participacoes SA	39,600	242,170
Cia de Saneamento Basico do Estado de Sao Paulo	27,900	129,438
Estacio Participacoes SA	27,000	94,478
		621,912
Canada | 0.3%
Encana Corp.	12,500	63,507

China | 2.2%
Autohome, Inc. ADR (a)	2,080	72,634
Baidu, Inc. Sponsored ADR (a)	2,035	384,696
		457,330
Denmark | 1.7%
Novo Nordisk A/S, Class B	6,148	353,389

Finland | 1.7%
Sampo Oyj, A Shares	6,842	346,795

France | 3.5%
Valeo SA	1,927	297,499
Vinci SA	3,808	244,204
Vivendi SA	8,674	186,780
		728,483
Germany | 3.6%
Bayer AG	3,733	468,347
Continental AG	779	189,076
GEA Group AG	2,656	107,027
		764,450
India | 1.5%
HCL Technologies, Ltd.	24,443	316,312

Description	Shares	Value

Indonesia | 1.5%
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	6,934	$307,870

Ireland | 0.9%
Ryanair Holdings PLC Sponsored ADR	2,167	187,359

Israel | 2.9%
Check Point Software Technologies, Ltd. (a)	2,925	238,037
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	5,750	377,430
		615,467
Italy | 0.8%
Banca Mediolanum SpA	20,790	165,159

Japan | 15.3%
Daiwa House Industry Co., Ltd.	20,600	590,614
Japan Tobacco, Inc.	9,500	348,813
KDDI Corp.	13,400	346,885
Makita Corp.	5,900	339,069
Ryohin Keikaku Co., Ltd.	1,000	202,732
Seven & I Holdings Co., Ltd.	6,717	306,264
SoftBank Group Corp.	7,100	357,800
Sony Corp.	8,700	213,136
Sumitomo Mitsui Financial Group, Inc.	9,676	365,001
Sumitomo Mitsui Trust Holdings, Inc.	33,000	124,586
		3,194,900
Netherlands | 1.4%
Wolters Kluwer NV	8,490	284,464

Norway | 0.9%
Telenor ASA	11,876	197,572

Philippines | 0.8%
Alliance Global Group, Inc.	506,700	172,984

Russia | 0.3%
Mobile TeleSystems PJSC Sponsored ADR	12,011	74,228

South Africa | 3.2%
Mediclinic International, Ltd.	31,514	242,447
Mr. Price Group, Ltd.	9,570	123,395
Nampak, Ltd.	67,833	108,760
Sanlam, Ltd.	51,549	199,991
		674,593

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

South Korea | 1.3%
Samsung Electronics Co., Ltd.	259	$276,568

Spain | 1.3%
Red Electrica Corporacion SA	3,295	274,639

Sweden | 3.9%
Assa Abloy AB, Class B	21,369	447,567
Swedbank AB, A Shares	16,441	361,081
		808,648
Switzerland | 6.9%
Actelion, Ltd.	1,950	268,317
Cie Financiere Richemont SA	2,686	192,944
Credit Suisse Group AG	8,078	174,593
Novartis AG	9,438	806,728
		1,442,582
Taiwan | 3.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	156,341	674,623

Thailand | 0.6%
Kasikornbank Public Co. Ltd.	30,200	124,853

Turkey | 2.1%
KOC Holding AS	54,060	202,578
Turkcell Iletisim Hizmetleri AS	72,060	244,415
		446,993
United Kingdom | 25.5%
Aon PLC	3,200	295,072
Ashtead Group PLC	15,357	252,693

Description	Shares	Value

Associated British Foods PLC	4,870	$239,717
BG Group PLC	13,485	195,550
British American Tobacco PLC	9,474	526,177
Compass Group PLC	19,575	338,800
Informa PLC	31,523	284,656
Lloyds Banking Group PLC	359,513	386,951
London Stock Exchange Group PLC	5,985	241,862
Prudential PLC	25,995	581,974
RELX PLC	14,125	247,646
Rexam PLC	32,360	287,053
Royal Dutch Shell PLC, A Shares	8,214	188,173
Shire PLC	5,416	371,179
Unilever PLC	8,157	349,264
Wolseley PLC	5,666	307,997
Worldpay Group PLC	53,970	244,711
		5,339,475
Total Common Stocks (Identified cost $21,578,920)		20,147,027

Short-Term Investment | 3.6%
State Street Institutional Treasury Money Market Fund (Identified cost $744,738)	744,738	744,738

Total Investments | 99.8% (Identified cost $22,323,658) (b)		$20,891,765

Cash and Other Assets in Excess of Liabilities | 0.2%		49,298

Net Assets | 100.0%		$20,941,063

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Shares	Value

Lazard International Equity Concentrated Portfolio

Common Stocks | 91.9%

Australia | 6.2%
Asaleo Care, Ltd.	413,776	$478,566
Spotless Group Holdings, Ltd.	472,361	368,993
		847,559
Belgium | 5.3%
Anheuser-Busch InBev SA/NV	5,941	733,862

Brazil | 2.2%
BB Seguridade Participacoes SA	48,300	295,374

Canada | 3.2%
MacDonald Dettwiler & Associates, Ltd.	7,320	440,459

China | 2.7%
Baidu, Inc. Sponsored ADR (a)	1,972	372,787

France | 9.6%
Cap Gemini SA	4,724	437,103
Valeo SA	4,072	628,655
Vivendi SA	12,309	265,054
		1,330,812
Japan | 18.8%
ABC-Mart, Inc.	5,600	307,184
Daiwa House Industry Co., Ltd.	22,600	647,955
Isuzu Motors, Ltd.	31,800	342,211
KDDI Corp.	17,200	445,256
SoftBank Group Corp.	9,800	493,865
Sony Corp.	14,400	352,777
		2,589,248
Netherlands | 4.8%
Wolters Kluwer NV	19,838	664,687

South Africa | 2.2%
Sanlam, Ltd.	78,124	303,092

Description	Shares	Value

Sweden | 1.9%
Swedbank AB, A Shares	12,142	$266,665

Switzerland | 10.4%
Actelion, Ltd.	4,382	602,956
Credit Suisse Group AG	8,130	175,716
Novartis AG	7,670	655,606
		1,434,278
Taiwan | 4.9%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	29,855	679,201

United Kingdom | 19.7%
Aon PLC	4,696	433,018
British American Tobacco PLC	8,463	470,027
Lloyds Banking Group PLC	609,738	656,273
Provident Financial PLC	5,186	256,855
Prudential PLC	26,588	595,250
The Weir Group PLC	21,167	311,346
		2,722,769
Total Common Stocks (Identified cost $14,010,230)		12,680,793

Short-Term Investment | 3.2%
State Street Institutional Treasury Money Market Fund (Identified cost $445,096)	445,096	445,096

Total Investments | 95.1% (Identified cost $14,455,326) (b)		$13,125,889

Cash and Other Assets in Excess of Liabilities | 4.9%		681,652

Net Assets | 100.0%		$13,807,541

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 97.9%

Australia | 6.0%
Amcor, Ltd.	14,289,164	$139,019,976
Ansell, Ltd.	2,171,779	33,694,887
Caltex Australia, Ltd.	5,018,906	136,653,295
carsales.com, Ltd.	2,129,953	18,064,349
James Hardie Industries PLC	6,538,372	82,481,888
		409,914,395
Austria | 0.5%
UNIQA Insurance Group AG	4,200,016	34,089,565

Belgium | 1.9%
Anheuser-Busch InBev SA/NV	1,039,337	128,384,125

Bermuda | 1.1%
Signet Jewelers, Ltd.	625,585	74,911,339

Brazil | 1.2%
Cia de Saneamento Basico do Estado de Sao Paulo	9,928,300	46,060,918
Estacio Participacoes SA	9,637,400	33,723,168
LPS Brasil Consultoria de Imoveis SA	3,661,800	2,071,177
		81,855,263
Canada | 1.0%
Encana Corp.	7,768,915	39,470,602
Home Capital Group, Inc.	1,528,384	29,734,840
		69,205,442
Denmark | 3.3%
Carlsberg A/S, Class B	1,658,446	146,631,455
Topdanmark A/S (a)	2,626,607	74,725,012
		221,356,467
Finland | 4.0%
Sampo Oyj, A Shares	5,339,402	270,633,690

France | 5.6%
Iliad SA	341,418	81,455,591
Societe Television Francaise 1	4,615,304	51,325,847
Valeo SA	973,079	150,228,628
Vivendi SA	4,396,638	94,674,300
		377,684,366

Description	Shares	Value

Germany | 5.0%
Bayer AG	1,046,201	$131,257,731
Fresenius SE & Co. KGaA	936,276	66,952,019
Symrise AG	2,078,338	137,869,547
		336,079,297
Indonesia | 0.3%
PT Media Nusantara Citra Tbk	130,470,800	17,311,033

Ireland | 2.0%
Kerry Group PLC, Class A	1,670,884	138,273,691

Israel | 3.8%
Check Point Software Technologies, Ltd. (a)	1,234,500	100,463,610
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	2,448,335	160,708,709
		261,172,319
Italy | 1.0%
Azimut Holding SpA	2,753,438	67,974,674

Japan | 15.6%
AEON Financial Service Co., Ltd.	6,933,400	155,113,564
Asics Corp.	4,984,450	103,161,851
Daiwa House Industry Co., Ltd.	6,664,500	191,075,184
Don Quijote Holdings Co., Ltd.	5,085,100	178,653,547
Japan Tobacco, Inc.	2,633,300	96,687,248
KDDI Corp.	5,111,200	132,313,469
Makita Corp.	1,420,500	81,635,150
SoftBank Group Corp.	2,412,600	121,581,405
		1,060,221,418
Netherlands | 1.1%
Wolters Kluwer NV	2,210,225	74,055,209

New Zealand | 0.8%
Z Energy, Ltd.	12,037,213	55,516,613

Norway | 1.7%
Telenor ASA	6,783,850	112,857,771

Philippines | 2.2%
Alliance Global Group, Inc.	182,180,600	62,195,222
GT Capital Holdings, Inc.	3,145,695	88,172,349
		150,367,571

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

South Africa | 1.9%
Mediclinic International, Ltd.	9,571,721	$73,638,213
Nampak, Ltd.	34,236,394	54,892,854
		128,531,067
Sweden | 4.0%
Assa Abloy AB, Class B	7,578,735	158,734,193
Swedbank AB, A Shares	5,123,480	112,522,944
		271,257,137
Switzerland | 8.8%
Actelion, Ltd.	938,273	129,104,870
Cie Financiere Richemont SA	887,922	63,782,427
Credit Suisse Group AG	7,620,932	164,713,792
GAM Holding AG	3,573,376	59,333,625
Novartis AG	2,070,329	176,964,672
		593,899,386
Taiwan | 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	18,649,000	80,471,857

Thailand | 0.6%
Kasikornbank Public Co. Ltd.	10,112,050	41,805,379

Turkey | 0.8%
Turkcell Iletisim Hizmetleri AS	15,841,928	53,733,116

Description	Shares	Value

United Kingdom | 22.5%
Aon PLC	1,467,060	$135,277,603
Associated British Foods PLC	1,462,089	71,968,665
British American Tobacco PLC	3,844,854	213,539,528
Compass Group PLC	6,446,479	111,574,377
Informa PLC	18,860,859	170,315,530
Lloyds Banking Group PLC	149,931,214	161,373,865
Merlin Entertainments PLC	10,094,500	67,647,647
Prudential PLC	7,765,402	173,851,092
Rexam PLC	3,744,911	33,219,604
SABMiller PLC	1,743,197	104,416,874
Shire PLC	2,361,397	161,835,570
UBM PLC	724,191	5,615,766
Worldpay Group PLC	25,158,862	114,075,385
		1,524,711,506
Total Common Stocks (Identified cost $6,615,287,456)		6,636,273,696

Short-Term Investment | 1.8%
State Street Institutional Treasury Money Market Fund (Identified cost $121,521,423)	121,521,423	121,521,423

Total Investments | 99.7% (Identified cost $6,736,808,879) (b)		$6,757,795,119

Cash and Other Assets in Excess of Liabilities | 0.3%		21,423,400

Net Assets | 100.0%		$6,779,218,519

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Shares	Value

Lazard International Equity Advantage Portfolio

Common Stocks | 100.0%

Australia | 8.4%
Amcor, Ltd.	1,214	$11,811
Aristocrat Leisure, Ltd.	825	6,097
Blackmores, Ltd.	85	13,413
CSL, Ltd.	629	47,957
Evolution Mining, Ltd.	9,056	9,200
Independence Group NL	1,809	3,300
Magellan Financial Group, Ltd.	705	13,830
Platinum Asset Management, Ltd.	873	5,098
Qantas Airways, Ltd.	4,866	14,430
Sandfire Resources NL	923	3,728
Telstra Corp., Ltd.	5,593	22,694
The GPT Group REIT	1,112	3,844
TPG Telecom, Ltd.	489	3,496
		158,898
Austria | 1.1%
Erste Group Bank AG (a)	572	17,877
Voestalpine AG	82	2,509
		20,386
Belgium | 0.2%
Telenet Group Holding NV (a)	81	4,365

China | 0.4%
Yangzijiang Shipbuilding Holdings, Ltd.	9,100	7,026

Denmark | 3.1%
Novo Nordisk A/S, Class B	1,024	58,860

Finland | 1.7%
Kone Oyj, Class B	769	32,333

France | 9.5%
Airbus Group SE	643	43,173
AXA SA	898	24,550
BNP Paribas SA	492	27,849
Credit Agricole SA	469	5,525
Elis SA	192	3,177
L’Oreal SA	103	17,329
Orpea	55	4,395
Sanofi	33	2,816
Societe Generale SA	665	30,675
Total SA	292	13,005

Description	Shares	Value

Valeo SA	9	$1,389
Veolia Environnement SA	200	4,741
		178,624
Germany | 8.4%
Aurubis AG	60	3,060
BASF SE	332	25,381
Bayer AG	28	3,513
Continental AG	60	14,563
Daimler AG	141	11,769
Deutsche Bank AG	278	6,823
Deutsche Lufthansa AG (a)	270	4,264
Deutsche Post AG	108	3,041
Hannover Rueck SE	35	4,012
HUGO BOSS AG	61	5,080
Muenchener Rueckversicherungs AG	145	29,040
ProSiebenSat.1 Media SE	475	24,027
SAP SE	106	8,443
Stroeer SE	55	3,448
Suedzucker AG	595	11,775
		158,239
Hong Kong | 2.8%
BOC Hong Kong Holdings, Ltd.	1,500	4,542
PCCW, Ltd.	7,000	4,101
The Link	1,500	8,977
The Wharf Holdings, Ltd.	5,000	27,695
Wheelock & Co., Ltd.	2,000	8,430
		53,745
Ireland | 1.4%
ICON PLC (a)	113	8,780
Ryanair Holdings PLC Sponsored ADR	167	14,439
Smurfit Kappa Group PLC	103	2,636
		25,855
Israel | 0.5%
Teva Pharmaceutical Industries, Ltd.	148	9,714

Italy | 1.4%
Enel SpA	2,249	9,407
Eni SpA	800	11,852
Saras SpA (a)	2,265	4,339
		25,598
Japan | 23.2%
Alfresa Holdings Corp.	400	7,913
Alps Electric Co., Ltd.	200	5,409
Chubu Electric Power Co., Inc.	700	9,575
Daiwa House Industry Co., Ltd.	600	17,202
Foster Electric Co., Ltd.	200	4,347

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Shares	Value

Lazard International Equity Advantage Portfolio (continued)

Fuji Heavy Industries, Ltd.	200	$8,222
Fujitsu, Ltd.	1,000	4,977
ITOCHU Corp.	200	2,358
Japan Airlines Co., Ltd.	300	10,744
JTEKT Corp.	500	8,183
Kakaku.com, Inc.	200	3,948
Kaken Pharmaceutical Co., Ltd.	100	6,817
Kanamoto Co., Ltd.	300	7,603
Medipal Holdings Corp.	600	10,217
Minebea Co., Ltd.	2,000	17,174
Mitsubishi Electric Corp.	3,000	31,454
Mitsubishi Materials Corp.	1,000	3,145
Mitsubishi UFJ Financial Group, Inc.	3,900	24,137
Mitsui Chemicals, Inc.	3,000	13,306
Murata Manufacturing Co., Ltd.	200	28,705
Nippon Telegraph & Telephone Corp.	900	35,732
Nissan Motor Co., Ltd.	3,600	37,702
Nomura Holdings, Inc.	900	5,002
ORIX Corp.	200	2,806
Sanden Holdings Corp.	1,000	3,177
Sompo Japan Nipponkoa Holdings, Inc.	900	29,438
Sumitomo Chemical Co., Ltd.	4,000	22,957
Sumitomo Mitsui Financial Group, Inc.	1,000	37,722
Sumitomo Rubber Industries, Ltd.	1,300	16,899
Suzuken Co., Ltd.	200	7,623
Takeuchi Manufacturing Co., Ltd.	300	6,078
The San-In Godo Bank, Ltd.	1,000	8,111
		438,683
Netherlands | 3.6%
Aegon NV	3,189	18,000
AVG Technologies NV (a)	138	2,767
Euronext NV	157	8,029
GrandVision NV	142	4,261
Heineken Holding NV	55	4,216
Koninklijke Ahold NV	843	17,799
NN Group NV	369	12,976
		68,048
Norway | 2.0%
Bakkafrost P/F	203	5,981
DNB ASA	439	5,403
Statoil ASA	1,926	26,937
		38,321

Description	Shares	Value

Portugal | 0.5%
Altri SGPS SA	705	$3,653
Jeronimo Martins SGPS SA	514	6,678
		10,331
Singapore | 0.2%
DBS Group Holdings, Ltd.	400	4,683

South Africa | 0.2%
Mondi PLC	193	3,764

Spain | 2.5%
Banco Bilbao Vizcaya Argentaria SA	1,332	9,714
Banco de Sabadell SA	467	827
Banco Santander SA	2,328	11,429
CaixaBank SA	903	3,141
Endesa SA	170	3,406
Iberdrola SA	1,857	13,165
Red Electrica Corporacion SA	67	5,585
		47,267
Sweden | 1.6%
Atlas Copco AB Class A	523	12,741
Boliden AB	275	4,560
Hennes & Mauritz AB, B Shares	48	1,709
Svenska Cellulosa AB SCA, Class B	386	11,210
		30,220
Switzerland | 8.1%
Actelion, Ltd.	82	11,283
Adecco SA	51	3,502
Chocoladefabriken Lindt & Spruengli AG	1	6,229
Nestle SA	652	48,329
Roche Holding AG	234	64,488
Swiss Life Holding AG	27	7,246
UBS Group AG	602	11,585
		152,662
United Kingdom | 19.2%
Admiral Group PLC	452	10,994
Auto Trader Group PLC	2,694	17,605
Barclays PLC	2,362	7,645
Bellway PLC	587	24,477
British American Tobacco PLC	739	41,043
BT Group PLC	5,264	36,381
Centrica PLC	4,951	15,903
Compass Group PLC	2,138	37,004
easyJet PLC	285	7,295
Howden Joinery Group PLC	676	5,245

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Shares	Value

Lazard International Equity Advantage Portfolio (concluded)

Imperial Tobacco Group PLC	357	$18,777
International Consolidated Airlines Group SA	1,638	14,619
ITV PLC	2,192	8,932
J Sainsbury PLC	2,122	8,086
Micro Focus International PLC	198	4,648
Moneysupermarket.com Group PLC	719	3,884
Next PLC	95	10,184
Provident Financial PLC	76	3,764
RELX NV	233	3,918
Rentokil Initial PLC	3,570	8,370
Royal Dutch Shell PLC, A Shares	905	20,332
Shire PLC	324	22,205
SSE PLC	507	11,353
Taylor Wimpey PLC	1,880	5,614
Unilever NV	340	14,731
		363,009
Total Common Stocks (Identified cost $1,966,231)		1,890,631

Description	Shares	Value

Short-Term Investment | 2.6%
State Street Institutional Treasury Money Market Fund (Identified cost $48,965)	48,965	$48,965

Total Investments | 102.6% (Identified cost $2,015,196) (b)		$1,939,596

Liabilities in Excess of Cash and Other Assets | (2.6)%		(49,811)

Net Assets | 100.0%		$1,889,785

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 95.7%

Australia | 4.9%
Ainsworth Game Technology, Ltd.	490,989	$816,912
Asaleo Care, Ltd.	1,088,040	1,258,408
carsales.com, Ltd.	61,249	519,459
Macquarie Atlas Roads Group	358,290	1,054,443
Pact Group Holdings, Ltd.	298,561	1,085,466
Spotless Group Holdings, Ltd.	752,565	587,879
		5,322,567
Austria | 0.8%
UNIQA Insurance Group AG	102,578	832,578

Belgium | 1.4%
Kinepolis Group NV	33,612	1,511,067

Canada | 6.7%
AirBoss of America Corp.	91,200	1,151,452
Alaris Royalty Corp.	35,200	597,817
Altus Group, Ltd.	105,565	1,479,299
Genworth MI Canada, Inc.	39,412	757,649
Intertape Polymer Group, Inc.	88,200	1,191,341
MacDonald Dettwiler & Associates, Ltd.	14,700	884,528
Sandvine Corp. (a)	447,977	1,146,086
		7,208,172
France | 2.2%
Ingenico Group SA	9,942	1,256,671
Plastic Omnium SA	36,783	1,165,306
		2,421,977
Germany | 5.4%
AURELIUS SE & Co. KGaA	25,648	1,336,434
CompuGroup Medical AG	44,919	1,647,554
CTS Eventim AG & Co. KGaA	38,795	1,547,668
Norma Group SE	22,622	1,250,327
		5,781,983
Hong Kong | 2.3%
EVA Precision Industrial Holdings, Ltd.	3,896,000	688,708
Pacific Textiles Holdings, Ltd.	591,000	912,099
Samsonite International SA	293,400	882,117
		2,482,924
Ireland | 4.6%
Cairn Homes PLC	925,275	1,201,461
Greencore Group PLC	313,051	1,631,791
Origin Enterprises PLC	139,307	1,143,185
Permanent TSB Group Holdings PLC (a)	189,586	946,741
		4,923,178

Description	Shares	Value

Italy | 3.5%
Azimut Holding SpA	51,193	$1,263,812
Cerved Information Solutions SpA	141,330	1,177,921
EI Towers SpA	19,845	1,278,774
		3,720,507
Japan | 28.9%
ABC-Mart, Inc.	18,200	998,348
Ai Holdings Corp.	67,360	1,707,037
Ain Holdings, Inc.	28,400	1,352,902
Ariake Japan Co., Ltd.	32,000	1,770,336
Asics Corp.	37,000	765,779
Daikyonishikawa Corp.	80,000	1,481,410
Doshisha Co., Ltd.	62,200	1,251,671
Financial Products Group Co., Ltd.	156,937	1,222,821
Foster Electric Co., Ltd.	48,500	1,054,132
Gulliver International Co., Ltd.	142,600	1,414,679
Iriso Electronics Co., Ltd.	21,691	1,216,565
JAFCO Co., Ltd.	27,800	1,084,308
MISUMI Group, Inc.	101,100	1,392,245
Nissei ASB Machine Co., Ltd.	53,200	898,993
Rinnai Corp.	14,000	1,239,459
Santen Pharmaceutical Co., Ltd.	80,400	1,322,214
Sawai Pharmaceutical Co., Ltd.	14,300	979,047
Seria Co., Ltd.	35,700	1,729,049
Ship Healthcare Holdings, Inc.	40,000	988,330
Skylark Co., Ltd.	77,300	997,934
Suruga Bank, Ltd.	69,300	1,427,908
Temp Holdings Co., Ltd.	96,300	1,493,769
Topcon Corp.	69,384	1,174,146
USS Co., Ltd.	73,200	1,101,342
Zenkoku Hosho Co., Ltd.	31,442	1,037,596
		31,102,020
Luxembourg | 1.2%
Grand City Properties SA	54,869	1,283,621

Mexico | 1.0%
Unifin Financiera SAPI de CV SOFOM ENR	343,817	1,064,896

Netherlands | 1.9%
Aalberts Industries NV	37,960	1,305,489
Frank’s International NV	43,000	717,670
		2,023,159
New Zealand | 1.1%
Z Energy, Ltd.	252,813	1,165,994

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Norway | 1.0%
Europris ASA	222,381	$1,076,378

Singapore | 0.9%
XP Power, Ltd.	46,466	995,657

Spain | 0.7%
Euskaltel SA	58,112	730,074

Sweden | 6.7%
Alimak Group AB	117,022	1,175,941
Fingerprint Cards AB, Class B (a)	10,763	742,544
Indutrade AB	23,370	1,316,902
Intrum Justitia AB	29,641	1,008,362
Inwido AB	120,517	1,577,990
Nordax Group AB	240,517	1,445,299
		7,267,038
Switzerland | 2.4%
Cembra Money Bank AG	19,800	1,270,674
Kardex AG	17,054	1,323,386
		2,594,060
Taiwan | 2.7%
Chicony Electronics Co., Ltd.	343,710	751,161
Sinmag Equipment Corp.	165,933	523,751
Sporton International, Inc.	152,882	933,395
Zeng Hsing Industrial Co., Ltd.	170,000	712,485
		2,920,792
United Kingdom | 15.4%
AA PLC	167,328	770,404
Ashtead Group PLC	70,867	1,166,089

Description	Shares	Value

Auto Trader Group PLC	138,440	$904,678
Dignity PLC	37,439	1,403,167
Foxtons Group PLC	158,926	439,263
Hunting PLC	172,591	780,592
IG Group Holdings PLC	141,732	1,668,774
Markit, Ltd. (a)	37,500	1,131,375
Polypipe Group PLC	227,115	1,168,172
Provident Financial PLC	18,720	927,174
Rightmove PLC	25,601	1,547,346
RPC Group PLC	129,259	1,585,500
Savills PLC	77,225	1,003,244
Telit Communications PLC (a)	262,753	827,044
Workspace Group PLC REIT	89,891	1,268,777
		16,591,599
Total Common Stocks (Identified cost $88,730,103)		103,020,241

Short-Term Investment | 3.8%
State Street Institutional Treasury Money Market Fund (Identified cost $4,071,063)	4,071,063	4,071,063

Total Investments | 99.5% (Identified cost $92,801,166) (b)		$107,091,304

Cash and Other Assets in Excess of Liabilities | 0.5%		512,647

Net Assets | 100.0%		$107,603,951

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Shares	Value

Lazard Global Equity Select Portfolio

Common Stocks | 95.1%

Belgium | 2.5%
Anheuser-Busch InBev SA/NV	4,246	$524,487

China | 1.8%
Autohome, Inc. ADR (a)	6,125	213,885
Baidu, Inc. Sponsored ADR (a)	870	164,465
		378,350
Denmark | 1.2%
Novo Nordisk A/S, Class B	4,445	255,500

Finland | 2.2%
Sampo Oyj, A Shares	8,983	455,314

Germany | 3.4%
Continental AG	1,559	378,394
Symrise AG	5,063	335,861
		714,255
India | 0.5%
Indiabulls Housing Finance, Ltd. GDR	9,622	107,237

Ireland | 0.6%
Permanent TSB Group Holdings PLC (a)	26,074	130,207

Israel | 1.5%
Check Point Software Technologies, Ltd. (a)	2,130	173,340
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	2,210	145,064
		318,404
Italy | 1.2%
Davide Campari-Milano SpA	29,807	256,649

Japan | 5.6%
AEON Financial Service Co., Ltd.	13,500	302,021
Daiwa House Industry Co., Ltd.	17,350	497,435
Recruit Holdings Co., Ltd.	6,800	199,949
Ryohin Keikaku Co., Ltd.	900	182,459
		1,181,864
Netherlands | 2.1%
NXP Semiconductors NV (a)	2,320	195,460
Wolters Kluwer NV	7,170	240,236
		435,696

Description	Shares	Value

Norway | 1.4%
Europris ASA	18,420	$89,157
Telenor ASA	11,642	193,679
		282,836
Russia | 0.6%
Magnit PJSC Sponsored GDR	3,013	120,602

South Africa | 0.6%
Sanlam, Ltd.	31,553	122,414

Sweden | 2.1%
Assa Abloy AB, Class B	21,163	443,252

Switzerland | 4.6%
Actelion, Ltd.	1,683	231,578
Credit Suisse Group AG	11,404	246,479
Novartis AG	5,590	477,814
		955,871
Taiwan | 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	9,020	205,205

Thailand | 0.6%
Kasikornbank Public Co. Ltd.	29,440	121,711

United Kingdom | 13.3%
Aon PLC	2,905	267,870
Auto Trader Group PLC	30,156	197,064
British American Tobacco PLC	3,767	209,216
Compass Group PLC	12,242	211,882
Henderson Group PLC	39,628	179,136
Provident Financial PLC	4,526	224,166
Prudential PLC	12,741	285,244
RELX NV	18,857	317,097
Shire PLC	5,976	409,558
UBM PLC	25,319	196,337
Unilever PLC	6,426	275,147
		2,772,717
United States | 48.3%
Alphabet, Inc.:
Class A (a)	712	553,943
Class C (a)	613	465,193
Apple, Inc.	5,131	540,089
Applied Materials, Inc.	6,475	120,888

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Shares	Value

Lazard Global Equity Select Portfolio (concluded)

AutoZone, Inc. (a)	334	$247,798
Bristol-Myers Squibb Co.	4,565	314,026
Cisco Systems, Inc.	12,340	335,093
CVS Health Corp.	4,085	399,390
EOG Resources, Inc.	2,110	149,367
Fidelity National Information Services, Inc.	3,190	193,314
Halliburton Co.	7,285	247,981
Honeywell International, Inc.	4,838	501,072
Intercontinental Exchange, Inc.	1,281	328,269
Kellogg Co.	2,995	216,449
MasterCard, Inc., Class A	2,940	286,238
McGraw Hill Financial, Inc.	2,140	210,961
McKesson Corp.	1,303	256,991
Mead Johnson Nutrition Co.	2,125	167,769
Molson Coors Brewing Co., Class B	2,024	190,094
Monsanto Co.	2,205	217,237
OneMain Holdings, Inc. (a)	4,125	171,353
Quintiles Transnational Holdings, Inc. (a)	4,580	314,463
Raytheon Co.	1,990	247,815
Reynolds American, Inc.	10,270	473,960
Rockwell Automation, Inc.	1,800	184,698
Schlumberger, Ltd.	3,896	271,746
The Charles Schwab Corp.	5,200	171,236
The Hartford Financial Services Group, Inc.	4,364	189,659

Description	Shares	Value

The J.M. Smucker Co.	1,835	$226,329
The Procter & Gamble Co.	4,365	346,625
Thermo Fisher Scientific, Inc.	1,695	240,436
Twitter, Inc. (a)	3,085	71,387
Tyco International PLC	5,755	183,527
Union Pacific Corp.	2,800	218,960
United Technologies Corp.	1,989	191,083
Visa, Inc., Class A	4,928	382,166
Zoetis, Inc.	5,787	277,313
		10,104,918
Total Common Stocks (Identified cost $19,302,277)		19,887,489

Short-Term Investment | 4.4%
State Street Institutional Treasury Money Market Fund (Identified cost $928,246)	928,246	928,246

Total Investments | 99.5% (Identified cost $20,230,523) (b)		$20,815,735

Cash and Other Assets in Excess of Liabilities | 0.5%		98,669

Net Assets | 100.0%		$20,914,404

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Shares	Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 98.8%

Australia | 1.9%
Caltex Australia, Ltd.	6,633	$180,601

Belgium | 1.5%
Anheuser-Busch InBev SA/NV	1,161	143,413

Canada | 0.3%
Encana Corp.	5,579	28,345

Denmark | 1.7%
Carlsberg A/S, Class B	1,810	160,031

Finland | 3.0%
Sampo Oyj, A Shares	5,501	278,824

France | 2.0%
Iliad SA	461	109,986
Vivendi SA	3,632	78,209
		188,195
Indonesia | 0.6%
PT Media Nusantara Citra Tbk	379,700	50,379

Israel | 2.5%
Check Point Software Technologies, Ltd. (a)	1,069	86,995
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	2,251	147,756
		234,751
Japan | 8.0%
Ain Holdings, Inc.	2,200	104,802
Asics Corp.	5,600	115,902
Daiwa House Industry Co., Ltd.	7,300	209,295
Don Quijote Holdings Co., Ltd.	3,100	108,912
Gulliver International Co., Ltd.	13,100	129,960
SoftBank Group Corp.	1,580	79,623
		748,494
New Zealand | 0.7%
Z Energy, Ltd.	14,816	68,333

Norway | 1.0%
Europris ASA	19,528	94,520

Description	Shares	Value

Philippines | 1.1%
Alliance Global Group, Inc.	285,100	$97,331

South Africa | 2.9%
Mediclinic International, Ltd.	13,572	104,414
Nampak, Ltd.	50,229	80,534
Sanlam, Ltd.	22,745	88,242
		273,190
Switzerland | 4.7%
Actelion, Ltd.	1,153	158,651
Credit Suisse Group AG	6,301	136,186
Novartis AG	1,668	142,575
		437,412
Taiwan | 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	6,608	150,332

Turkey | 0.8%
Turkcell Iletisim Hizmetleri AS	22,895	77,656

United Kingdom | 19.0%
Aon PLC	1,918	176,859
Auto Trader Group PLC	12,084	78,967
British American Tobacco PLC	3,979	220,990
Informa PLC	22,401	202,283
Lloyds Banking Group PLC	134,068	144,300
Merlin Entertainments PLC	19,391	129,947
Prudential PLC	8,376	187,521
Rexam PLC	11,124	98,676
Shire PLC	3,233	221,570
Spire Healthcare Group PLC	33,771	155,615
Worldpay Group PLC	35,200	159,604
		1,776,332
United States | 45.5%
Advance Auto Parts, Inc.	1,170	176,097
Alphabet, Inc., Class A (a)	547	425,572
American Airlines Group, Inc.	2,811	119,046
Apple, Inc.	2,870	302,096
Celgene Corp. (a)	804	96,287
CVS Health Corp.	1,384	135,314
EOG Resources, Inc.	474	33,554
Fidelity National Information Services, Inc.	1,500	90,900
J.C. Penney Co., Inc. (a)	6,482	43,170
Kellogg Co.	2,768	200,043
MasterCard, Inc., Class A	2,582	251,384

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Shares	Value

Lazard Global Strategic Equity Portfolio (concluded)

McKesson Corp.	596	$117,549
Microsoft Corp.	4,262	236,456
Molson Coors Brewing Co., Class B	2,622	246,258
Morningstar, Inc.	1,857	149,321
OneMain Holdings, Inc. (a)	1,928	80,089
Quintiles Transnational Holdings, Inc. (a)	2,100	144,186
Reynolds American, Inc.	8,207	378,753
Rockwell Automation, Inc.	781	80,138
The J.M. Smucker Co.	1,388	171,196
Union Pacific Corp.	1,162	90,868
United Therapeutics Corp. (a)	1,252	196,076
Visa, Inc., Class A	3,867	299,886
Zoetis, Inc.	4,077	195,370
		4,259,609
Total Common Stocks (Identified cost $9,171,621)		9,247,748

Description	Shares	Value

Short-Term Investment | 1.5%
State Street Institutional Treasury Money Market Fund (Identified cost $144,970)	144,970	$144,970

Total Investments | 100.3% (Identified cost $9,316,591) (b)		$9,392,718

Liabilities in Excess of Cash and Other Assets | (0.3)%		(24,394)

Net Assets | 100.0%		$9,368,324

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Shares	Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 98.5%

Australia | 7.1%
Amcor, Ltd.	1,455	$14,156
Aristocrat Leisure, Ltd.	1,430	10,568
Blackmores, Ltd.	115	18,147
carsales.com, Ltd.	792	6,717
CSL, Ltd.	483	36,825
Evolution Mining, Ltd.	9,027	9,171
Qantas Airways, Ltd.	2,964	8,790
Regis Resources, Ltd.	4,164	7,056
Sandfire Resources NL	2,030	8,199
Telstra Corp., Ltd.	7,349	29,819
Wesfarmers, Ltd.	227	6,830
Westfield Corp. REIT	1,843	12,679
		168,957
Belgium | 0.5%
Telenet Group Holding NV (a)	235	12,665

Bermuda | 2.7%
Everest Re Group, Ltd.	188	34,421
PartnerRe, Ltd.	84	11,738
Validus Holdings, Ltd.	399	18,470
		64,629
Canada | 8.0%
Agnico Eagle Mines, Ltd.	223	5,861
Canadian National Railway Co.	269	15,037
CI Financial Corp.	797	17,625
Cineplex, Inc.	319	10,962
Cogeco Cable, Inc.	189	8,437
Colliers International Group, Inc.	165	7,361
Constellation Software, Inc.	15	6,254
Dollarama, Inc.	521	30,100
Imperial Oil, Ltd.	148	4,822
Intact Financial Corp.	492	31,532
Metro, Inc.	421	11,787
Royal Bank of Canada	278	14,898
Suncor Energy, Inc.	188	4,853
Tourmaline Oil Corp. (a)	368	5,944
Transcontinental, Inc. Class A	376	4,690
Uni-Select, Inc.	217	10,744
		190,907
China | 0.4%
Yangzijiang Shipbuilding Holdings, Ltd.	11,200	8,648

Description	Shares	Value

Denmark | 0.6%
Novo Nordisk A/S, Class B	257	$14,772

Finland | 0.4%
Elisa Oyj	237	8,913

France | 0.3%
Sopra Steria Group	50	5,873

Germany | 0.3%
Muenchener Rueckversicherungs AG	33	6,609

Hong Kong | 6.0%
CLP Holdings, Ltd.	2,000	16,999
Henderson Land Development Co., Ltd.	3,100	18,871
HK Electric Investments & HK Electric Investments, Ltd.	12,500	10,472
Hongkong Land Holdings, Ltd.	1,000	6,973
PCCW, Ltd.	24,000	14,059
Swire Pacific, Ltd., Class A	1,000	11,229
The Link	5,500	32,918
The Wharf Holdings, Ltd.	4,000	22,156
Wheelock & Co., Ltd.	2,000	8,430
		142,107
Ireland | 1.4%
Accenture PLC, Class A	68	7,106
ICON PLC (a)	83	6,449
Paddy Power PLC	86	11,485
Ryanair Holdings PLC Sponsored ADR	97	8,387
		33,427
Israel | 1.0%
Bank Hapoalim BM	933	4,819
Bank Leumi Le-Israel BM (a)	1,639	5,685
Israel Discount Bank, Ltd., Class A (a)	3,874	7,022
Teva Pharmaceutical Industries, Ltd.	112	7,351
		24,877
Japan | 8.5%
Ai Holdings Corp.	200	5,068
Astellas Pharma, Inc.	400	5,682
Canon, Inc.	500	15,155
Daito Trust Construction Co., Ltd.	100	11,578
Electric Power Development Co., Ltd.	200	7,117
Fuji Heavy Industries, Ltd.	100	4,111
Heiwa Corp.	500	9,361
IT Holdings Corp.	200	4,570
Japan Airlines Co., Ltd.	200	7,162

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Description	Shares	Value

Lazard Managed Equity Volatility Portfolio (continued)

Japan Petroleum Exploration Co., Ltd.	200	$5,356
JTEKT Corp.	300	4,910
Kaken Pharmaceutical Co., Ltd.	100	6,817
Medipal Holdings Corp.	300	5,108
Minebea Co., Ltd.	1,000	8,587
Mitsubishi Gas Chemical Co., Inc.	1,000	5,109
Mitsui Chemicals, Inc.	1,000	4,435
Murata Manufacturing Co., Ltd.	100	14,353
Nippon Telegraph & Telephone Corp.	200	7,940
Nissan Motor Co., Ltd.	1,400	14,662
Shionogi & Co., Ltd.	200	9,042
Sumitomo Chemical Co., Ltd.	1,000	5,739
Sumitomo Mitsui Financial Group, Inc.	200	7,544
Sumitomo Rubber Industries, Ltd.	500	6,500
Taikisha, Ltd.	300	7,180
The San-In Godo Bank, Ltd.	500	4,055
Ube Industries, Ltd.	4,000	8,442
West Japan Railway Co.	100	6,898
		202,481
Netherlands | 1.3%
Aegon NV	872	4,922
Euronext NV	137	7,006
NN Group NV	534	18,779
		30,707
New Zealand | 1.9%
Air New Zealand, Ltd.	4,340	8,764
Fisher & Paykel Healthcare Corp., Ltd., Class C	1,965	11,928
Spark New Zealand, Ltd.	11,243	25,340
		46,032
Norway | 1.6%
Statoil ASA	2,210	30,910
Telenor ASA	466	7,752
		38,662
Puerto Rico | 0.2%
EVERTEC, Inc.	345	5,775

Singapore | 3.2%
Ascendas Real Estate Investment Trust	8,500	13,613
CapitaLand, Ltd.	3,300	7,745
ComfortDelGro Corp., Ltd.	11,800	25,240
Singapore Airlines, Ltd.	700	5,509
United Overseas Bank, Ltd.	1,700	23,403
		75,510

Description	Shares	Value

Spain | 0.1%
Corporacion Financiera Alba SA	60	$2,594

Sweden | 0.5%
Axfood AB	433	7,470
Unibet Group PLC SDR	48	4,897
		12,367
Switzerland | 1.6%
Actelion, Ltd.	36	4,954
Chocoladefabriken Lindt & Spruengli AG	1	6,229
dorma+kaba Holding AG	9	6,106
Roche Holding AG	73	20,118
		37,407
United Kingdom | 7.3%
Admiral Group PLC	343	8,343
Aon PLC	77	7,100
Auto Trader Group PLC	1,195	7,809
Bellway PLC	145	6,046
BT Group PLC	2,096	14,486
Centrica PLC	2,120	6,810
Cineworld Group PLC	1,208	10,006
Compass Group PLC	1,265	21,894
Debenhams PLC	6,087	6,537
easyJet PLC	214	5,478
Greggs PLC	493	9,546
Micro Focus International PLC	319	7,489
Moneysupermarket.com Group PLC	1,412	7,627
Next PLC	178	19,082
Rentokil Initial PLC	5,228	12,257
Shire PLC	86	5,894
SSE PLC	733	16,414
		172,818
United States | 43.6%
3M Co.	243	36,606
Allison Transmission Holdings, Inc.	197	5,100
Altria Group, Inc.	101	5,879
Amdocs, Ltd.	144	7,858
American Electric Power Co., Inc.	574	33,447
Apple, Inc.	52	5,474
AT&T, Inc.	1,119	38,505
Automatic Data Processing, Inc.	71	6,015
Bank of America Corp.	357	6,008
CBOE Holdings, Inc.	245	15,901
Chemed Corp.	52	7,790
Cirrus Logic, Inc. (a)	304	8,977

The accompanying notes are an integral part of these financial statements.

Annual Report   55

Description	Shares	Value

Lazard Managed Equity Volatility Portfolio (concluded)

Coca-Cola Enterprises, Inc.	348	$17,136
Colgate-Palmolive Co.	377	25,116
Comcast Corp., Class A	101	5,699
CR Bard, Inc.	86	16,292
Dr Pepper Snapple Group, Inc.	343	31,968
Edison International	241	14,270
Emerson Electric Co.	151	7,222
Exelon Corp.	406	11,275
FactSet Research Systems, Inc.	75	12,193
FMC Technologies, Inc. (a)	205	5,947
Foot Locker, Inc.	117	7,616
General Dynamics Corp.	98	13,461
Gilead Sciences, Inc.	68	6,881
Global Payments, Inc.	96	6,193
HCA Holdings, Inc. (a)	141	9,536
HealthSouth Corp.	145	5,047
Intel Corp.	383	13,194
International Paper Co.	176	6,635
Intuit, Inc.	55	5,308
Johnson & Johnson	364	37,390
Lockheed Martin Corp.	47	10,206
MasterCard, Inc., Class A	80	7,789
McDonald’s Corp.	238	28,117
McGraw Hill Financial, Inc.	169	16,660
MetLife, Inc.	113	5,448
Mettler-Toledo International, Inc. (a)	23	7,800
Monsanto Co.	77	7,586
Motorola Solutions, Inc.	78	5,339
National Fuel Gas Co.	219	9,362
NIKE, Inc., Class B	528	33,000
Northrop Grumman Corp.	58	10,951
O’Reilly Automotive, Inc. (a)	53	13,431
Orbital ATK, Inc.	80	7,147
PepsiCo, Inc.	375	37,470
PerkinElmer, Inc.	118	6,321
Philip Morris International, Inc.	88	7,736
Pinnacle Entertainment, Inc. (a)	237	7,375
Premier, Inc., Class A (a)	309	10,898
Public Service Enterprise Group, Inc.	557	21,550
PVH Corp.	73	5,377
Rockwell Automation, Inc.	99	10,158
Rockwell Collins, Inc.	82	7,569
Ross Stores, Inc.	181	9,740
Rowan Cos. PLC, Class A	292	4,949

Description	Shares	Value

Sanderson Farms, Inc.	101	$7,830
Skyworks Solutions, Inc.	123	9,450
Spirit AeroSystems Holdings, Inc.,
Class A (a)	112	5,608
Starbucks Corp.	236	14,167
Target Corp.	106	7,697
The Clorox Co.	141	17,883
The Estee Lauder Cos., Inc., Class A	70	6,164
The Kroger Co.	839	35,095
The Southern Co.	542	25,360
The TJX Cos., Inc.	280	19,855
The Walt Disney Co.	165	17,338
Thermo Fisher Scientific, Inc.	152	21,561
Time Warner, Inc.	164	10,606
Triumph Group, Inc.	153	6,082
Tyson Foods, Inc., Class A	104	5,546
UnitedHealth Group, Inc.	49	5,764
Verizon Communications, Inc.	682	31,522
Visa, Inc., Class A	85	6,592
Waste Management, Inc.	311	16,598
Waters Corp. (a)	114	15,342
Wyndham Worldwide Corp.	111	8,064
Xcel Energy, Inc.	472	16,950
		1,038,992
Total Common Stocks (Identified cost $2,355,104)		2,345,729

Right | 0.0%

Singapore | 0.0%
Ascendas Real Estate Investment Trust Expires 01/13/16 (c) (Identified cost $0)	318	14

Short-Term Investment | 3.6%
State Street Institutional Treasury Money Market Fund (Identified cost $86,664)	86,664	86,664

Total Investments | 102.1% (Identified cost $2,441,768) (b)		$2,432,407

Liabilities in Excess of Cash and Other Assets | (2.1)%		(51,035)

Net Assets | 100.0%		$2,381,372

The accompanying notes are an integral part of these financial statements.

56   Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2015

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Equity Concentrated	$773,315,061	$62,625,224	$8,047,748	$54,577,476
US Strategic Equity	117,738,838	10,090,065	8,229,675	1,860,390
US Mid Cap Equity	30,496,549	1,174,520	1,236,682	(62,162)
US Small-Mid Cap Equity	206,046,997	14,444,669	13,483,897	960,772
US Small Cap Equity Growth	13,130,866	999,865	709,943	289,922
International Equity	872,944,314	43,095,024	52,488,237	(9,393,213)
International Equity Select	22,711,322	828,421	2,647,978	(1,819,557)
International Equity Concentrated	14,591,251	398,800	1,864,162	(1,465,362)
International Strategic Equity	6,741,517,803	551,680,445	535,403,129	16,277,316
International Equity Advantage	2,015,901	65,625	141,930	(76,305)
International Small Cap Equity	94,597,999	18,461,651	5,968,346	12,493,305
Global Equity Select	20,251,555	1,555,318	991,138	564,180
Global Strategic Equity	9,324,667	698,002	629,951	68,051
Managed Equity Volatility	2,445,022	104,320	116,935	(12,615)

(c)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under “GAAP” hierarchy – see Note 9.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report   57

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio	Lazard International Small Cap Equity Portfolio

Aerospace & Defense	1.0%	—%	3.2%	—%	—%	0.8%
Alcohol & Tobacco	8.1	8.1	8.7	10.2	3.4	—
Apparel, Textiles & Luxury Goods	—	0.9	—	2.5	—	2.4
Automotive	2.8	2.3	7.0	2.2	5.0	2.4
Banking	10.5	7.4	6.7	4.7	11.2	3.5
Building Products	2.1	2.1	—	2.3	—	2.6
Chemicals	—	—	—	2.0	3.3	1.1
Commercial Services	3.4	5.8	5.9	2.2	1.1	10.5
Computer Software & Services	—	1.2	—	1.5	0.6	—
Construction & Engineering	1.7	1.2	—	—	1.7	—
Construction Materials	—	—	—	1.2	—	—
Consumer Products	—	—	—	—	0.3	—
Diversified	0.8	1.8	—	0.9	—	—
Electric	1.0	1.3	—	—	2.8	—
Energy Exploration & Production	0.6	0.3	—	0.6	—	—
Energy Integrated	5.1	1.8	—	2.8	4.0	1.1
Energy Services	—	—	—	—	—	1.4
Financial Services	3.5	2.0	3.1	8.3	2.7	12.8
Food & Beverages	—	1.1	—	3.1	3.8	4.2
Forest & Paper Products	1.6	1.9	—	3.3	1.2	3.6
Gas Utilities	—	—	—	—	0.8	—
Health Services	—	1.2	—	2.1	0.7	2.4
Household & Personal Products	2.7	2.7	6.0	—	2.3	4.0
Housing	1.0	—	—	—	1.6	1.1
Insurance	8.3	8.8	11.8	10.2	7.2	1.5
Internet Software & Services	—	2.2	2.7	0.3	0.9	2.8
Leisure & Entertainment	—	1.6	—	2.6	4.3	1.7
Manufacturing	1.7	2.1	2.3	1.7	5.2	7.6
Media	5.6	4.8	6.8	6.1	—	2.8
Medical Products	—	—	—	—	1.4	—
Metals & Mining	0.6	1.1	—	—	1.4	—
Pharmaceutical & Biotechnology	11.3	12.6	9.1	11.2	12.8	2.1
Real Estate Management & Development	3.2	2.8	4.7	2.8	3.5	5.1
Retail	5.8	3.8	2.2	3.8	3.1	7.1
Semiconductors & Components	1.7	3.2	4.9	1.2	3.7	5.7
Technology	—	—	—	—	0.5	—
Technology Hardware	—	1.3	—	—	—	3.7
Telecommunications	7.9	7.3	6.8	7.4	5.6	0.7
Transportation	2.0	0.9	—	—	3.6	1.0
Water	—	0.6	—	0.7	0.3	—
Subtotal	94.0	96.2	91.9	97.9	100.0	95.7
Repurchase Agreement	5.7	—	—	—	—	—
Short-Term Investments	—	3.6	3.2	1.8	2.6	3.8
Total Investments	99.7%	99.8%	95.1%	99.7%	102.6%	99.5%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

58   Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry*	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

Aerospace & Defense	—%	—%	0.6%
Agriculture	1.0	—	0.3
Alcohol & Tobacco	7.9	12.3	0.6
Apparel, Textiles & Luxury Goods	—	1.2	—
Automotive	1.8	—	1.1
Banking	1.2	1.5	3.1
Building Products	2.1	—	—
Cable Television	—	—	0.6
Chemicals	1.6	—	1.0
Commercial Services	2.8	4.3	3.8
Computer Software & Services	3.2	3.5	0.2
Consumer Products	—	—	0.8
Diversified	—	1.0	—
Electric	—	—	7.3
Energy Exploration & Production	0.7	0.7	0.5
Energy Integrated	—	2.7	2.1
Energy Services	2.5	—	0.5
Financial Services	11.5	8.2	2.3
Food & Beverages	2.9	4.0	5.0
Forest & Paper Products	—	1.9	0.9
Gas Utilities	—	—	0.3
Health Services	2.7	5.6	1.9
Household & Personal Products	3.0	—	2.0
Housing	—	—	0.6
Insurance	6.3	6.9	6.2
Internet Software & Services	6.6	5.4	0.6
Leisure & Entertainment	1.0	1.4	6.7
Manufacturing	5.4	0.9	6.7
Media	3.6	3.5	—
Medical Products	1.2	—	2.3
Metals & Mining	—	—	1.5
Pharmaceutical & Biotechnology	10.1	12.4	8.2
Real Estate Management & Development	2.4	2.2	5.7
Retail	5.0	8.5	8.7
Semiconductors & Components	1.9	1.6	2.8
Technology	—	0.8	1.6
Technology Hardware	4.8	3.2	0.2
Telecommunications	0.9	2.9	8.0
Transportation	1.0	2.2	3.8
Subtotal	95.1	98.8	98.5
Short-Term Investments	4.4	1.5	3.6
Total Investments	99.5%	100.3%	102.1%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report   59

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2015	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$827,892,537	$119,599,228
Cash	—	10,596
Foreign currency	—	—
Receivables for:
Capital stock sold	7,446,303	51,696
Investments sold	—	5,884,752
Dividends	111,946	110,861
Amount due from Investment Manager (Note 3)	—	—
Deferred offering costs (Note 2(g))	—	—
Total assets	835,450,786	125,657,133

LIABILITIES
Payables for:
Management fees	480,285	51,950
Accrued distribution fees	23,861	336
Capital stock redeemed	782,491	24,071
Investments purchased	3,919,250	—
Line of credit outstanding	—	1,381,000
Other accrued expenses and payables	130,792	61,628
Total liabilities	5,336,679	1,518,985
Net assets	$830,114,107	$124,138,148

NET ASSETS
Paid in capital	$772,909,394	$119,602,126
Undistributed (distributions in excess of) net investment income (loss)	(8,199)	—
Accumulated net realized gain (loss)	2,625,080	2,485,860
Net unrealized appreciation (depreciation) on:
Investments	54,587,832	2,050,162
Foreign currency	—	—
Net assets	$830,114,107	$124,138,148

Institutional Shares
Net assets	$715,765,864	$110,243,496
Shares of capital stock outstanding*	51,761,468	10,051,583
Net asset value, offering and redemption price per share	$13.83	$10.97

Open Shares
Net assets	$114,348,243	$1,535,647
Shares of capital stock outstanding*	8,216,877	139,487
Net asset value, offering and redemption price per share	$13.92	$11.01

R6 Shares
Net assets	—	$12,359,005
Shares of capital stock outstanding*	—	1,127,410
Net asset value, offering and redemption price per share	—	$10.96

Cost of investments in securities	$773,304,705	$117,549,066
Cost of foreign currency	$—	$—

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

60	Annual Report

Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard US Small Cap Equity Growth Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

$30,434,387	$207,007,769	$13,420,788	$863,551,101	$20,891,765
—	364	—	514	—
—	—	—	80,973	1,965

8,542	283,292	6,017	4,980,830	346,395
—	1,435,316	1,355	734	—
34,611	160,211	8,249	1,054,170	33,751
—	—	16,319	—	4,120
—	—	—	1,836	—
30,477,540	208,886,952	13,452,728	869,670,158	21,277,996

4,550	136,853	—	428,968	—
5,076	7,894	1,064	16,104	480
3,143,569	150,722	524	1,190,773	269,285
—	507,365	—	1,962,080	85
—	—	—	—	—
46,294	72,304	41,720	192,315	67,083
3,199,489	875,138	43,308	3,790,240	336,933
$27,278,051	$208,011,814	$13,409,420	$865,879,918	$20,941,063

$65,879,341	$203,235,974	$13,300,618	$880,427,882	$24,077,835
—	95,573	(89,293)	8,501,153	288,663
(38,573,767)	3,242,699	(136,871)	(14,397,903)	(1,991,615)

(27,523)	1,437,568	334,966	(8,620,690)	(1,431,893)
—	—	—	(30,524)	(1,927)
$27,278,051	$208,011,814	$13,409,420	$865,879,918	$20,941,063

$6,899,827	$171,152,275	$8,435,045	$736,271,892	$18,757,249
378,296	13,311,013	802,903	43,106,382	2,131,138
$18.24	$12.86	$10.51	$17.08	$8.80

$20,378,224	$36,859,539	$4,974,375	$80,221,123	$2,183,814
1,136,165	3,031,413	474,845	4,657,031	247,708
$17.94	$12.16	$10.48	$17.23	$8.82

—	—	—	$49,386,903	—
—	—	—	2,893,076	—
—	—	—	$17.07	—

$30,461,910	$205,570,201	$13,085,822	$872,171,791	$22,323,658
$—	$—	$—	$80,687	$1,989

Annual Report	61

December 31, 2015	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$13,125,889	$6,757,795,119
Foreign currency	1,733	458,718
Receivables for:
Capital stock sold	763,000	31,077,983
Investments sold	58,636	16,519,007
Dividends	4,802	9,740,198
Amount due from Investment Manager (Note 3)	5,230	—
Deferred offering costs (Note 2(g))	—	383
Total assets	13,959,290	6,815,591,408

LIABILITIES
Payables for:
Management fees	—	4,382,291
Accrued distribution fees	12	386,458
Capital stock redeemed	—	29,197,990
Investments purchased	109,619	1,285,841
Accrued offering costs (Note 2(g))	—	—
Other accrued expenses and payables	42,118	1,120,309
Total liabilities	151,749	36,372,889
Net assets	$13,807,541	$6,779,218,519

NET ASSETS
Paid in capital	$16,328,015	$6,777,303,171
Undistributed (distributions in excess of) net investment income	(28,477)	(865,823)
Accumulated net realized loss	(1,162,373)	(17,834,253)
Net unrealized appreciation (depreciation) on:
Investments	(1,329,437)	20,986,240
Foreign currency	(187)	(370,816)
Net assets	$13,807,541	$6,779,218,519

Institutional Shares
Net assets	$13,752,580	$4,923,327,969
Shares of capital stock outstanding*	1,663,050	369,311,964
Net asset value, offering and redemption price per share	$8.27	$13.33

Open Shares
Net assets	$54,961	$1,783,528,568
Shares of capital stock outstanding*	6,633	132,713,560
Net asset value, offering and redemption price per share	$8.29	$13.44

R6 Shares
Net assets	—	$72,361,982
Shares of capital stock outstanding*	—	5,423,697
Net asset value, offering and redemption price per share	—	$13.34

Cost of investments in securities	$14,455,326	$6,736,808,879
Cost of foreign currency	$1,733	$458,712

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

62	Annual Report

Lazard International Equity Advantage Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

$1,939,596	$107,091,304	$20,815,735	$9,392,718	$2,432,407
262	34,652	499	365	238

—	402,427	56,241	—	—
—	82,975	66,801	5,278	—
1,789	192,933	16,361	7,447	2,930
17,745	—	14,964	7,876	19,536
20,526	—	—	—	20,526
1,979,918	107,804,291	20,970,601	9,413,684	2,475,637

—	67,159	—	—	—
20	11,709	79	24	39
—	14,976	6,842	—	—
—	18,171	3,306	—	—
46,283	—	—	—	46,283
43,830	88,325	45,970	45,336	47,943
90,133	200,340	56,197	45,360	94,265
$1,889,785	$107,603,951	$20,914,404	$9,368,324	$2,381,372

$2,045,799	$156,737,494	$20,553,798	$9,640,386	$2,471,066
(14,851)	391,633	(26,518)	(40,798)	(15,354)
(65,538)	(63,805,380)	(197,521)	(307,287)	(64,966)

(75,600)	14,290,138	585,212	76,127	(9,361)
(25)	(9,934)	(567)	(104)	(13)
$1,889,785	$107,603,951	$20,914,404	$9,368,324	$2,381,372

$1,796,565	$51,828,046	$20,624,176	$9,254,292	$2,205,928
195,042	4,752,936	1,996,624	957,062	229,926
$9.21	$10.90	$10.33	$9.67	$9.59

$93,220	$55,775,905	$290,228	$114,032	$175,444
10,120	5,102,884	28,081	11,796	18,287
$9.21	$10.93	$10.34	$9.67	$9.59

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

$2,015,196	$92,801,166	$20,230,523	$9,316,591	$2,441,768
$264	$34,724	$499	$363	$238

Annual Report	63

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2015	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

Investment Income (Loss)

Income
Dividends*	$6,651,355	$2,086,079

Expenses
Management fees (Note 3)	4,058,477	960,903
Distribution fees (Open Shares)	169,607	8,746
Custodian fees	100,724	73,986
Administration fees	165,958	77,456
Registration fees	120,696	36,341
Shareholders’ reports	25,966	11,604
Professional services	51,314	41,388
Shareholders’ services	31,635	40,548
Directors’ fees and expenses	23,733	8,891
Amortization of offering costs (Note 2(g))	—	2,786
Organization expenses	—	—
Other†	16,014	9,684
Total gross expenses	4,764,124	1,272,333
Management fees waived and expenses reimbursed	—	(239,097)
Administration and shareholders’ services fees waived	—	—
Total net expenses	4,764,124	1,033,236
Net investment income (loss)	1,887,231	1,052,843

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	30,074,234	11,091,133
Foreign currency	—	—
Total net realized gain (loss) on investments and foreign currency	30,074,234	11,091,133
Net change in unrealized appreciation (depreciation) on:
Investments	5,395,535	(18,663,214)
Foreign currency	—	—
Total net change in unrealized appreciation (depreciation) on investments and foreign currency	5,395,535	(18,663,214)
Net realized and unrealized gain (loss) on investments and foreign currency	35,469,769	(7,572,081)
Net increase (decrease) in net assets resulting from operations	$37,357,000	$(6,519,238)
* Net of foreign withholding taxes of	$—	$—
† Includes interest on line of credit of	$—	$135

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard US Small Cap Equity Growth Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

$339,307	$2,132,912	$48,928	$14,349,069	$498,908

267,756	1,542,843	100,225	4,555,068	162,604
70,522	73,211	10,694	164,391	7,376
48,974	87,284	58,025	226,701	132,474
57,141	91,144	52,228	171,470	54,265
34,754	39,104	32,989	143,178	31,812
13,664	19,020	8,931	31,127	4,471
38,098	43,316	37,339	85,971	41,944
28,976	32,014	29,347	56,128	27,064
5,118	11,380	4,135	25,069	4,555
—	—	95,671	5,532	—
—	—	4,487	1,638	—
6,559	10,853	1,680	20,975	6,254
571,562	1,950,169	435,751	5,487,248	472,819
(111,756)	—	(269,625)	(112,872)	(237,366)
—	—	(30,941)	(6,119)	—
459,806	1,950,169	135,185	5,368,257	235,453
(120,499)	182,743	(86,257)	8,980,812	263,455

2,806,311	13,219,228	146,500	2,890,446	(442,279)
—	—	—	(18,948)	25,003
2,806,311	13,219,228	146,500	2,871,498	(417,276)

(3,655,186)	(19,823,465)	335,227	(23,620,430)	(985,794)
—	—	—	701	518
(3,655,186)	(19,823,465)	335,227	(23,619,729)	(985,276)
(848,875)	(6,604,237)	481,727	(20,748,231)	(1,402,552)
$(969,374)	$(6,421,494)	$395,470	$(11,767,419)	$(1,139,097)
$5,872	$21,902	$—	$1,582,269	$56,069
$—	$—	$75	$—	$262

Annual Report  65

For the Period Ended December 31, 2015	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio

Investment Income

Income
Dividends*	$289,197	$125,826,635

Expenses
Management fees (Note 3)	118,833	47,550,158
Distribution fees (Open Shares)	515	4,472,970
Custodian fees	72,928	1,647,615
Administration fees	52,642	784,003
Registration fees	34,015	695,518
Shareholders’ reports	7,768	492,915
Professional services	37,441	371,442
Shareholders’ services	26,321	357,578
Directors’ fees and expenses	4,233	235,358
Amortization of offering costs (Note 2(g))	48,889	6,986
Organization expenses	—	1,138
Other†	1,879	162,703
Total gross expenses	405,464	56,778,384
Management fees waived and expenses reimbursed	(241,770)	—
Administration and shareholders’ services fees waived	(22,812)	(6,132)
Total net expenses	140,882	56,772,252
Net investment income	148,315	69,054,383

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(993,198)	8,284,459
Foreign currency and forward currency contracts	(5,348)	(3,757,081)
Total net realized gain (loss) on investments and foreign currency	(998,546)	4,527,378
Net change in unrealized appreciation (depreciation) on:
Investments	(1,246,318)	(245,061,265)
Foreign currency	(157)	(13,419)
Total net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,246,475)	(245,074,684)
Net realized and unrealized gain (loss) on investments and foreign currency	(2,245,021)	(240,547,306)
Net increase (decrease) in net assets resulting from operations	$(2,096,706)	$(171,492,923)
* Net of foreign withholding taxes of	$31,219	$14,156,354
† Includes interest on line of credit of	$86	$—

(a)	From the Portfolio’s commencement of operations on May 29, 2015.
(b)	Amount is less than $1.

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Lazard International Equity Advantage Portfolio (a)	Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio (a)

$18,629	$1,878,299	$257,802	$161,193	$31,348

7,256	700,134	145,377	79,373	7,881
139	109,904	651	327	208
42,700	125,072	78,609	85,001	52,847
28,975	68,672	53,422	51,869	29,014
1,401	39,335	42,223	32,936	1,425
1,734	12,742	6,786	4,916	1,807
36,838	51,647	38,253	37,345	36,842
17,540	30,495	26,301	26,246	17,548
3,800	7,173	4,362	4,097	3,806
28,901	—	284	46,783	28,901
4,787	—	—	—	4,787
1,047	7,548	5,672	1,774	1,050
175,118	1,152,722	401,940	370,667	186,116
(141,739)	—	(194,274)	(244,740)	(152,852)
(23,164)	—	(18,750)	(22,819)	(23,164)
10,215	1,152,722	188,916	103,108	10,100
8,414	725,577	68,886	58,085	21,248

(65,539)	878,842	(170,449)	(281,764)	(64,841)
36	(73,006)	(2,744)	(3,165)	541
(65,503)	805,836	(173,193)	(284,929)	(64,300)

(75,600)	5,157,045	5,325	44,888	(9,361)
(25)	(2,610)	(281)	(76)	(13)
(75,625)	5,154,435	5,044	44,812	(9,374)
(141,128)	5,960,271	(168,149)	(240,117)	(73,674)
$(132,714)	$6,685,848	$(99,263)	$(182,032)	$(52,426)
$1,772	$186,758	$16,147	$14,149	$1,571
$— (b)	$55	$8	$8	$1

Annual Report  67

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard		Lazard
	US Equity Concentrated Portfolio		US Strategic Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,887,231	$2,165,203	$1,052,843	$1,349,167
Net realized gain on investments	30,074,234	22,982,399	11,091,133	16,092,029
Net change in unrealized appreciation (depreciation) on investments	5,395,535	24,622,937	(18,663,214)	1,285,334
Net increase (decrease) in net assets resulting from operations	37,357,000	49,770,539	(6,519,238)	18,726,530
Distributions to shareholders
From net investment income
Institutional Shares	(1,883,815)	(2,101,268)	(948,959)	(1,136,357)
Open Shares	(3,488)	(18,669)	(7,796)	(46,822)
R6 Shares	—	—	(108,054)	(146,879)
From net realized gains
Institutional Shares	(23,437,763)	(31,353,490)	(7,489,067)	(15,206,664)
Open Shares	(3,760,711)	(631,686)	(99,273)	(902,421)
R6 Shares	—	—	(801,859)	(1,895,325)
Net decrease in net assets resulting from distributions	(29,085,777)	(34,105,113)	(9,455,008)	(19,334,468)
Capital stock transactions
Net proceeds from sales
Institutional Shares	423,064,259	87,575,985	25,689,676	21,887,406
Open Shares	121,735,683	9,687,222	472,441	2,073,196
R6 Shares	—	—	2,204,020	16,841,957
Net proceeds from reinvestment of distributions
Institutional Shares	20,824,339	25,161,207	8,349,974	16,322,102
Open Shares	3,751,514	638,951	99,593	722,266
R6 Shares	—	—	909,913	2,042,204
Cost of shares redeemed
Institutional Shares	(67,265,283)	(25,786,587)	(29,493,938)	(34,132,392)
Open Shares	(19,370,112)	(4,516,085)	(5,668,683)	(3,791,036)
R6 Shares	—	—	(4,177,254)	(3,605,237)
Net increase (decrease) in net assets from capital stock transactions	482,740,400	92,760,693	(1,614,258)	18,360,466
Redemption fees (Note 2(i))
Institutional Shares	12,106	592	807	87
Open Shares	4,689	14	—	—
R6 Shares	—	—	16	—
Net increase in net assets from redemption fees	16,795	606	823	87
Total increase (decrease) in net assets	491,028,418	108,426,725	(17,587,681)	17,752,615
Net assets at beginning of period	339,085,689	230,658,964	141,725,829	123,973,214
Net assets at end of period*	$830,114,107	$339,085,689	$124,138,148	$141,725,829
* Includes undistributed (distributions in excess of) net investment income (loss) of	$(8,199)	$(9,957)	$—	$12,725
(a) The Portfolio commenced operations on December 31, 2014.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	24,685,845	18,141,803	9,645,978	9,312,694
Shares sold	30,399,245	6,636,759	2,086,312	1,701,553
Shares issued to shareholders from reinvestment of distributions	1,524,476	1,879,748	770,083	1,296,958
Shares redeemed	(4,848,098)	(1,972,465)	(2,450,790)	(2,665,227)
Net increase (decrease)	27,075,623	6,544,042	405,605	333,284
Shares outstanding at end of period	51,761,468	24,685,845	10,051,583	9,645,978
Open Shares
Shares outstanding at beginning of period	593,582	172,050	547,671	610,440
Shares sold	8,729,933	703,552	38,844	162,079
Shares issued to shareholders from reinvestment of distributions	273,036	47,190	9,151	57,177
Shares redeemed	(1,379,674)	(329,210)	(456,179)	(282,025)
Net increase (decrease)	7,623,295	421,532	(408,184)	(62,769)
Shares outstanding at end of period	8,216,877	593,582	139,487	547,671
R6 Shares*
Shares outstanding at beginning of period			1,202,892	—
Shares sold			182,429	1,310,124
Shares issued to shareholders from reinvestment of distributions			83,995	162,340
Shares redeemed			(341,906)	(269,572)
Net increase (decrease)			(75,482)	1,202,892
Shares outstanding at end of period			1,127,410	1,202,892

* The inception date for the R6 Shares was May 19, 2014.

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Lazard		Lazard		Lazard
US Mid Cap Equity Portfolio		US Small-Mid Cap Equity Portfolio		US Small Cap Equity Growth Portfolio
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2015	2014	2015	2014	2015	2014 (a)

$(120,499)	$39,023	$182,743	$485,551	$(86,257)	$(31)
2,806,311	2,328,882	13,219,228	76,194,228	146,500	—
(3,655,186)	2,659,937	(19,823,465)	(42,407,373)	335,227	(261)

(969,374)	5,027,842	(6,421,494)	34,272,406	395,470	(292)

(24,670)	(36,779)	(17,759)	(179,683)	—	—
(14,349)	(69,931)	(3,736)	—	—	—
—	—	—	—	—	—

—	—	(11,306,533)	(60,580,450)	(183,172)	—
—	—	(2,473,228)	(3,449,911)	(104,618)	—
—	—	—	—	—	—
(39,019)	(106,710)	(13,801,256)	(64,210,044)	(287,790)	—

1,456,957	1,371,752	53,059,478	13,693,718	10,175,145	950,000
5,723,851	8,080,253	30,739,628	4,685,761	5,237,386	50,000
—	—	—	—	—	—

22,654	34,113	10,640,543	58,099,903	182,767	—
13,934	67,500	2,419,535	3,395,032	104,618	—
—	—	—	—	—	—

(1,928,166)	(6,347,573)	(34,353,142)	(239,569,890)	(2,894,704)	—
(17,394,459)	(13,112,821)	(7,864,980)	(5,004,869)	(503,405)	—
—	—	—	—	—	—

(12,105,229)	(9,906,776)	54,641,062	(164,700,345)	12,301,807	1,000,000

—	2,980	369	309	136	—
209	472	528	50	89	—
—	—	—	—	—	—
209	3,452	897	359	225	—
(13,113,413)	(4,982,192)	34,419,209	(194,637,624)	12,409,712	999,708
40,391,464	45,373,656	173,592,605	368,230,229	999,708	—
$27,278,051	$40,391,464	$208,011,814	$173,592,605	$13,409,420	$999,708

$—	$39,003	$95,573	$98,446	$(89,293)	$—

399,731	705,811	11,226,207	22,132,447	95,000	—
75,046	74,618	3,608,752	881,663	957,277	95,000

1,263	2,028	830,722	4,033,281	17,642	—
(97,744)	(382,726)	(2,354,668)	(15,821,184)	(267,016)	—
(21,435)	(306,080)	2,084,806	(10,906,240)	707,903	95,000
378,296	399,731	13,311,013	11,226,207	802,903	95,000

1,770,896	2,063,556	1,185,030	951,721	5,000	—
296,292	468,958	2,245,827	304,719	505,458	5,000

789	4,076	199,577	247,429	10,128	—
(931,812)	(765,694)	(599,021)	(318,839)	(45,741)	—
(634,731)	(292,660)	1,846,383	233,309	469,845	5,000
1,136,165	1,770,896	3,031,413	1,185,030	474,845	5,000

Annual Report  69

	Lazard International Equity Portfolio		Lazard International Equity Select Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,980,812	$4,401,589	$263,455	$295,879
Net realized gain (loss) on investments and foreign currency	2,871,498	8,410,316	(417,276)	2,583,594
Net change in unrealized depreciation on investments and foreign currency	(23,619,729)	(30,663,453)	(985,276)	(3,573,726)
Net decrease in net assets resulting from operations	(11,767,419)	(17,851,548)	(1,139,097)	(694,253)
Distributions to shareholders
From net investment income
Institutional Shares	(4,038,236)	(1,974,980)	(245,694)	(171,714)
Open Shares	(262,377)	(327,493)	(23,368)	(26,153)
R6 Shares	(355,061)	—	—	—
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
R6 Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(4,655,674)	(2,302,473)	(269,062)	(197,867)
Capital stock transactions
Net proceeds from sales
Institutional Shares	483,936,279	263,655,606	19,854,119	12,551,546
Open Shares	49,294,930	38,101,824	398,667	281,695
R6 Shares	52,923,780	—	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	3,667,632	1,545,639	228,299	152,169
Open Shares	191,128	198,061	21,191	25,938
R6 Shares	355,061	—	—	—
Cost of shares redeemed
Institutional Shares	(117,130,557)	(54,451,378)	(12,803,474)	(18,482,909)
Open Shares	(26,768,386)	(20,632,372)	(1,146,116)	(530,943)
R6 Shares	(23,192)	—	—	—
Net increase (decrease) in net assets from capital stock transactions	446,446,675	228,417,380	6,552,686	(6,002,504)
Redemption fees (Note 2(i))
Institutional Shares	17,911	3,106	7	35,028
Open Shares	666	2,479	—	7
Net increase in net assets from redemption fees	18,577	5,585	7	35,035
Total increase (decrease) in net assets	430,042,159	208,268,944	5,144,534	(6,859,589)
Net assets at beginning of period	435,837,759	227,568,815	15,796,529	22,656,118
Net assets at end of period*	$865,879,918	$435,837,759	$20,941,063	$15,796,529
* Includes undistributed (distributions in excess of) net investment income (loss) of	$8,501,153	$4,194,963	$288,663	$269,267
(a) The Portfolio commenced operations on August 29, 2014.
(b) The Portfolio commenced operations on May 29, 2015.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	22,354,987	10,372,906	1,379,602	1,969,195
Shares sold	27,180,751	14,965,499	2,111,339	1,296,315
Shares issued to shareholders from reinvestment of distributions	218,572	87,671	26,424	15,448
Shares redeemed	(6,647,928)	(3,071,089)	(1,386,227)	(1,901,356)
Net increase (decrease)	20,751,395	11,982,081	751,536	(589,593)
Shares outstanding at end of period	43,106,382	22,354,987	2,131,138	1,379,602
Open Shares
Shares outstanding at beginning of period	3,359,468	2,353,781	329,390	351,946
Shares sold	2,760,725	2,139,525	43,521	28,856
Shares issued to shareholders from reinvestment of distributions	11,283	11,133	2,447	2,628
Shares redeemed	(1,474,445)	(1,144,971)	(127,650)	(54,040)
Net increase (decrease)	1,297,563	1,005,687	(81,682)	(22,556)
Shares outstanding at end of period	4,657,031	3,359,468	247,708	329,390
R6 Shares*
Shares outstanding at beginning of period	—
Shares sold	2,873,246
Shares issued to shareholders from reinvestment of distributions	21,172
Shares redeemed	(1,342)
Net increase	2,893,076
Shares outstanding at end of period	2,893,076
*	The inception dates for the R6 Shares were April 1, 2015 and January 19, 2015 for Lazard International Equity Portfolio and Lazard International Strategic Equity Portfolio, respectively.

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Lazard International Equity Concentrated Portfolio		Lazard International Strategic Equity Portfolio		Lazard International Equity Advantage Portfolio
Year Ended December 31, 2015	Period Ended December 31, 2014 (a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Period Ended December 31, 2015 (b)

$148,315	$(7,276)	$69,054,383	$54,718,466	$8,414
(998,546)	(141,773)	4,527,378	73,281,197	(65,503)

(1,246,475)	(83,149)	(245,074,684)	(242,293,995)	(75,625)
(2,096,706)	(232,198)	(171,492,923)	(114,294,332)	(132,714)

(181,952)	(5,298)	(51,317,972)	(40,821,246)	(23,913)
(564)	—	(13,859,242)	(13,234,085)	(1,090)
—	—	(580,506)	—	—

—	(3,894)	(5,058,079)	(96,231,718)	—
—	(228)	(1,850,926)	(40,179,844)	—
—	—	(74,478)	—	—
(182,516)	(9,420)	(72,741,203)	(190,466,893)	(25,003)

10,473,927	9,454,619	2,239,072,574	1,871,953,512	1,922,499
116,368	584,263	819,153,545	1,073,366,684	100,000
—	—	73,470,548	—	—

161,605	9,193	52,056,717	121,459,960	23,913
559	227	14,709,431	47,953,478	1,090
—	—	654,983	—	—

(3,706,741)	(144,556)	(913,346,577)	(405,784,975)	—
(622,131)	—	(563,855,492)	(325,547,714)	—
—	—	(73)	—	—

6,423,587	9,903,746	1,721,915,656	2,383,400,945	2,047,502

960	—	19,798	30,455	—
88	—	20,689	28,268	—
1,048	—	40,487	58,723	—
4,145,413	9,662,128	1,477,722,017	2,078,698,443	1,889,785
9,662,128	—	5,301,496,502	3,222,798,059	—
$13,807,541	$9,662,128	$6,779,218,519	$5,301,496,502	$1,889,785

$(28,477)	$(16,036)	$(865,823)	$(884,376)	$(14,851)

955,107	—	271,757,135	162,756,915	—
1,092,524	968,720	159,545,963	128,369,831	192,414

19,740	950	3,949,675	8,639,512	2,628
(404,321)	(14,563)	(65,940,809)	(28,009,123)	—
707,943	955,107	97,554,829	109,000,220	195,042
1,663,050	955,107	369,311,964	271,757,135	195,042

58,704	—	113,872,041	59,609,458	—
12,538	58,680	57,654,278	73,161,164	10,000

68	24	1,106,805	3,380,097	120
(64,677)	—	(39,919,564)	(22,278,678)	—
(52,071)	58,704	18,841,519	54,262,583	10,120
6,633	58,704	132,713,560	113,872,041	10,120

		—
		5,374,045

		49,658
		(6)
		5,423,697
		5,423,697

Annual Report  71

	Lazard International Small Cap Equity Portfolio		Lazard Global Equity Select Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$725,577	$744,954	$68,886	$57,452
Net realized gain (loss) on investments and foreign currency	805,836	5,491,771	(173,193)	(33,343)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	5,154,435	(8,128,315)	5,044	576,334
Net increase (decrease) in net assets resulting from operations	6,685,848	(1,891,590)	(99,263)	600,443
Distributions to shareholders
From net investment income
Institutional Shares	(328,065)	(1,173,296)	(72,003)	(75,719)
Open Shares	(246,359)	(424,610)	(144)	(668)
Return of capital
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(574,424)	(1,597,906)	(72,147)	(76,387)
Capital stock transactions
Net proceeds from sales
Institutional Shares	14,608,009	5,512,283	11,664,002	11,974,387
Open Shares	41,435,527	5,540,791	100,371	189,852
Net proceeds from reinvestment of distributions
Institutional Shares	326,139	1,167,228	72,003	75,719
Open Shares	243,764	402,060	144	633
Cost of shares redeemed
Institutional Shares	(13,625,461)	(9,423,018)	(3,210,527)	(2,197,235)
Open Shares	(7,819,231)	(4,537,263)	(8,078)	(103,100)
Net increase (decrease) in net assets from capital stock transactions	35,168,747	(1,337,919)	8,617,915	9,940,256
Redemption fees (Note 2(i))
Institutional Shares	5	2,318	198	122
Open Shares	767	1,263	—	—
Net increase in net assets from redemption fees	772	3,581	198	122
Total increase (decrease) in net assets	41,280,943	(4,823,834)	8,446,703	10,464,434
Net assets at beginning of period	66,323,008	71,146,842	12,467,701	2,003,267
Net assets at end of period*	$107,603,951	$66,323,008	$20,914,404	$12,467,701
* Includes undistributed (distributions in excess of) net investment income (loss) of	$391,633	$(38,414)	$(26,518)	$(21,451)
(a) The Portfolio commenced operations on August 29, 2014.
(b) The Portfolio commenced operations on May 29, 2015.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	4,628,708	4,886,987	1,188,968	190,000
Shares sold	1,350,408	520,710	1,102,291	1,204,388
Shares issued to shareholders from reinvestment of distributions	32,549	110,743	7,045	7,246
Shares redeemed	(1,258,729)	(889,732)	(301,680)	(212,666)
Net increase (decrease)	124,228	(258,279)	807,656	998,968
Shares outstanding at end of period	4,752,936	4,628,708	1,996,624	1,188,968
Open Shares
Shares outstanding at beginning of period	1,993,264	1,859,232	19,499	10,000
Shares sold	3,823,167	528,968	9,328	19,438
Shares issued to shareholders from reinvestment of distributions	24,231	38,038	14	61
Shares redeemed	(737,778)	(432,974)	(760)	(10,000)
Net increase (decrease)	3,109,620	134,032	8,582	9,499
Shares outstanding at end of period	5,102,884	1,993,264	28,081	19,499

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Lazard Global Strategic Equity Portfolio		Lazard Managed Equity Volatility Portfolio
Year Ended December 31, 2015	Period Ended December 31, 2014 (a)	Period Ended December 31, 2015 (b)

$58,085	$(1,491)	$21,248

(284,929)	(25,752)	(64,300)

44,812	31,211	(9,374)

(182,032)	3,968	(52,426)

(80,504)	(12,804)	(36,368)
(643)	(241)	(2,687)

—	(2,628)	—
—	(49)	—
(81,147)	(15,722)	(39,055)

2,326,919	7,114,369	2,270,861
78,200	136,100	188,580

80,503	15,585	36,368
643	137	2,687

(8,244)	(7,551)	(14,000)
(93,404)	—	(11,643)

2,384,617	7,258,640	2,472,853

—	—	—
—	—	—
—	—	—
2,121,438	7,246,886	2,381,372
7,246,886	—	—
$9,368,324	$7,246,886	$2,381,372

$(40,798)	$(14,706)	$(15,354)

715,249	—	—
234,185	714,476	227,545

8,430	1,554	3,840
(802)	(781)	(1,459)
241,813	715,249	229,926
957,062	715,249	229,926

13,609	—	—
7,890	13,596	19,199

67	13	284
(9,770)	—	(1,196)
(1,813)	13,609	18,287
11,796	13,609	18,287

Annual Report  73

The Lazard Funds, Inc. Financial Highlights

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of year	$13.41	$12.59	$10.71	$9.24	$9.56
Income (loss) from investment operations:
Net investment income (a)	0.05	0.11	0.14	0.20	0.15
Net realized and unrealized gain (loss)	0.88	2.23	3.02	1.37	(0.30)
Total from investment operations	0.93	2.34	3.16	1.57	(0.15)
Less distributions from:
Net investment income	(0.04)	(0.09)	(0.14)	(0.10)	(0.17)
Net realized gains	(0.47)	(1.43)	(1.14)	—	—
Total distributions	(0.51)	(1.52)	(1.28)	(0.10)	(0.17)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$13.83	$13.41	$12.59	$10.71	$9.24
Total Return (c)	7.00%	18.88%	29.59%	16.83%	–1.47%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$715,766	$331,074	$228,478	$121,379	$11,108
Ratios to average net assets:
Net expenses	0.79%	0.81%	0.85%	0.93%	0.75%
Gross expenses	0.79%	0.81%	0.85%	1.28%	2.27%
Net investment income	0.36%	0.79%	1.16%	1.94%	1.59%
Portfolio turnover rate	74%	63%	108%	116%	53%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of year	$13.50	$12.68	$10.77	$9.30	$9.61
Income (loss) from investment operations:
Net investment income (a)	0.01	0.05	0.09	0.15	0.12
Net realized and unrealized gain (loss)	0.88	2.23	3.04	1.39	(0.29)
Total from investment operations	0.89	2.28	3.13	1.54	(0.17)
Less distributions from:
Net investment income	— (b)	(0.03)	(0.08)	(0.07)	(0.14)
Net realized gains	(0.47)	(1.43)	(1.14)	—	—
Total distributions	(0.47)	(1.46)	(1.22)	(0.07)	(0.14)
Redemption fees	— (b)	— (b)	—	— (b)	— (b)
Net asset value, end of year	$13.92	$13.50	$12.68	$10.77	$9.30
Total Return (c)	6.67%	18.28%	29.21%	16.51%	–1.77%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$114,348	$8,011	$2,181	$691	$312
Ratios to average net assets:
Net expenses	1.07%	1.25%	1.25%	1.19%	1.05%
Gross expenses	1.07%	1.46%	1.87%	4.84%	6.49%
Net investment income	0.08%	0.37%	0.74%	1.51%	1.30%
Portfolio turnover rate	74%	63%	108%	116%	53%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

74  Annual Report

LAZARD US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of year	$12.43	$12.49	$10.11	$9.03	$8.97
Income (loss) from investment operations:
Net investment income (a)	0.09	0.14	0.14	0.14	0.12
Net realized and unrealized gain (loss)	(0.69)	1.73	2.72	1.17	0.02
Total from investment operations	(0.60)	1.87	2.86	1.31	0.14
Less distributions from:
Net investment income	(0.10)	(0.13)	(0.15)	(0.23)	(0.08)
Net realized gains	(0.76)	(1.80)	(0.33)	—	—
Total distributions	(0.86)	(1.93)	(0.48)	(0.23)	(0.08)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$10.97	$12.43	$12.49	$10.11	$9.03
Total Return (c)	–4.75%	15.04%	28.38%	14.56%	1.65%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$110,243	$119,941	$116,323	$75,327	$64,239
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	0.90%	0.90%	0.93%	0.99%	1.00%
Net investment income	0.77%	1.05%	1.21%	1.40%	1.29%
Portfolio turnover rate	75%	69%	71%	60%	48%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of year	$12.48	$12.53	$10.14	$9.04	$8.97
Income (loss) from investment operations:
Net investment income (a)	0.06	0.10	0.11	0.11	0.09
Net realized and unrealized gain (loss)	(0.71)	1.74	2.73	1.16	0.03
Total from investment operations	(0.65)	1.84	2.84	1.27	0.12
Less distributions from:
Net investment income	(0.06)	(0.09)	(0.12)	(0.17)	(0.05)
Net realized gains	(0.76)	(1.80)	(0.33)	—	—
Total distributions	(0.82)	(1.89)	(0.45)	(0.17)	(0.05)
Net asset value, end of year	$11.01	$12.48	$12.53	$10.14	$9.04
Total Return (c)	–5.11%	14.77%	28.04%	14.10%	1.42%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,536	$6,833	$7,650	$8,401	$8,478
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.51%	1.31%	1.33%	1.37%	1.36%
Net investment income	0.50%	0.75%	0.95%	1.10%	0.99%
Portfolio turnover rate	75%	69%	71%	60%	48%

The accompanying notes are an integral part of these financial statements.

Annual Report  75

	Year	For the Period
Selected data for a share of capital	Ended	5/19/14*
stock outstanding throughout each period	12/31/15	to 12/31/14

Lazard US Strategic Equity Portfolio (concluded)

R6 Shares
Net asset value, beginning of period	$12.43	$12.81
Income (loss) from investment operations:
Net investment income (a)	0.10	0.09
Net realized and unrealized gain (loss)	(0.71)	1.47
Total from investment operations	(0.61)	1.56
Less distributions from:
Net investment income	(0.10)	(0.14)
Net realized gains	(0.76)	(1.80)
Total distributions	(0.86)	(1.94)
Redemption fees	— (b)	— (b)
Net asset value, end of period	$10.96	$12.43
Total Return (c)	–4.78%	12.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,359	$14,951
Ratios to average net assets (d):
Net expenses	0.70%	0.70%
Gross expenses	1.00%	1.06%
Net investment income	0.82%	1.14%
Portfolio turnover rate	75%	69%

*	The inception date for R6 Shares was May 19, 2014.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

76  Annual Report

LAZARD US MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of year	$18.87	$16.58	$12.52	$11.87	$12.61
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)	0.05	0.07	0.05	0.05
Net realized and unrealized gain (loss)	(0.54)	2.33	4.04	0.63	(0.75)
Total from investment operations	(0.56)	2.38	4.11	0.68	(0.70)
Less distributions from:
Net investment income	(0.07)	(0.09)	(0.05)	(0.03)	(0.04)
Total distributions	(0.07)	(0.09)	(0.05)	(0.03)	(0.04)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$18.24	$18.87	$16.58	$12.52	$11.87
Total Return (c)	–2.97%	14.35%	32.95%	5.76%	–5.58%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$6,900	$7,542	$11,706	$30,803	$91,740
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	0.98%	0.93%
Gross expenses	1.53%	1.45%	1.19%	0.98%	0.93%
Net investment income (loss)	–0.10%	0.29%	0.46%	0.40%	0.37%
Portfolio turnover rate	124%	95%	133%	102%	83%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of year	$18.55	$16.32	$12.35	$11.72	$12.45
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.08)	0.01	0.02	0.03	0.01
Net realized and unrealized gain (loss)	(0.52)	2.26	4.00	0.61	(0.74)
Total from investment operations	(0.60)	2.27	4.02	0.64	(0.73)
Less distributions from:
Net investment income	(0.01)	(0.04)	(0.05)	(0.01)	— (b)
Total distributions	(0.01)	(0.04)	(0.05)	(0.01)	— (b)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$17.94	$18.55	$16.32	$12.35	$11.72
Total Return (c)	–3.24%	13.94%	32.59%	5.44%	–5.84%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$20,378	$32,850	$33,668	$41,492	$52,048
Ratios to average net assets:
Net expenses	1.35%	1.35%	1.35%	1.26%	1.19%
Gross expenses	1.62%	1.57%	1.43%	1.26%	1.19%
Net investment income (loss)	–0.40%	0.05%	0.16%	0.21%	0.11%
Portfolio turnover rate	124%	95%	133%	102%	83%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  77

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of year	$14.05	$15.97	$13.29	$11.82	$14.55
Income (loss) from investment operations:
Net investment income (a)	0.02	0.03	0.01	0.05	0.01
Net realized and unrealized gain (loss)	(0.34)	1.74	4.70	1.77	(1.45)
Total from investment operations	(0.32)	1.77	4.71	1.82	(1.44)
Less distributions from:
Net investment income	— (b)	(0.01)	(0.01)	(0.02)	—
Net realized gains	(0.87)	(3.68)	(2.02)	(0.33)	(1.29)
Total distributions	(0.87)	(3.69)	(2.03)	(0.35)	(1.29)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$12.86	$14.05	$15.97	$13.29	$11.82
Total Return (c)	–2.14%	11.39%	35.81%	15.45%	–9.83%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$171,152	$157,742	$353,565	$289,855	$167,042
Ratios to average net assets:
Net expenses	0.91%	0.86%	0.86%	0.88%	0.90%
Gross expenses	0.91%	0.86%	0.86%	0.88%	0.90%
Net investment income	0.13%	0.17%	0.06%	0.41%	0.08%
Portfolio turnover rate	91%	91%	101%	92%	110%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of year	$13.38	$15.41	$12.92	$11.52	$14.26
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)	(0.02)	(0.04)	— (b)	(0.03)
Net realized and unrealized gain (loss)	(0.33)	1.67	4.56	1.73	(1.42)
Total from investment operations	(0.35)	1.65	4.52	1.73	(1.45)
Less distributions from:
Net investment income	— (b)	—	(0.01)	—	—
Net realized gains	(0.87)	(3.68)	(2.02)	(0.33)	(1.29)
Total distributions	(0.87)	(3.68)	(2.03)	(0.33)	(1.29)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$12.16	$13.38	$15.41	$12.92	$11.52
Total Return (c)	–2.47%	11.01%	35.47%	14.97%	–10.09%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$36,860	$15,851	$14,665	$15,984	$20,039
Ratios to average net assets:
Net expenses	1.20%	1.20%	1.20%	1.21%	1.21%
Gross expenses	1.20%	1.20%	1.20%	1.21%	1.21%
Net investment income (loss)	–0.13%	–0.15%	–0.27%	0.01%	–0.23%
Portfolio turnover rate	91%	91%	101%	92%	110%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

78  Annual Report

LAZARD US SMALL CAP EQUITY GROWTH PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/15	Period Ended 12/31/14*

Institutional Shares
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.07)	—	(b)
Net realized and unrealized gain (loss)	0.81	—	(b)
Total from investment operations	0.74	—	(b)
Less distributions from:
Net realized gains	(0.23)	—
Total distributions	(0.23)	—
Redemption fees	— (b)	—
Net asset value, end of period	$10.51	$10.00
Total Return (c)	7.39%		0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,435	$950
Ratios to average net assets (d):
Net expenses	1.10%		1.10%
Gross expenses	3.79%	346.85	%(e)
Net investment loss	–0.65%		–1.10%
Portfolio turnover rate	101%		0%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/15	Period Ended 12/31/14*

Open Shares
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.11)	—	(b)
Net realized and unrealized gain (loss)	0.82	—	(b)
Total from investment operations	0.71	—	(b)
Less distributions from:
Net realized gains	(0.23)	—
Total distributions	(0.23)	—
Redemption fees	— (b)	—
Net asset value, end of period	$10.48	$10.00
Total Return (c)	7.09%		0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,974	$50
Ratios to average net assets (d):
Net expenses	1.40%		1.40%
Gross expenses	4.11%	346.82	%(e)
Net investment loss	–0.97%		–1.40%
Portfolio turnover rate	101%		0%

*	The Portfolio commenced operations on December 31, 2014.
(a)	Net investment loss has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Annual Report  79

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of year	$16.93	$17.85	$14.78	$12.49	$13.81
Income (loss) from investment operations:
Net investment income (a)	0.27	0.26	0.23	0.25	0.27
Net realized and unrealized gain (loss)	—	(1.02)	2.85	2.56	(1.25)
Total from investment operations	0.27	(0.76)	3.08	2.81	(0.98)
Less distributions from:
Net investment income	(0.12)	(0.16)	(0.01)	(0.52)	(0.34)
Total distributions	(0.12)	(0.16)	(0.01)	(0.52)	(0.34)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$17.08	$16.93	$17.85	$14.78	$12.49
Total Return (c)	1.62%	–4.29%	20.84%	22.70%	–7.17%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$736,272	$378,488	$185,199	$109,088	$86,880
Ratios to average net assets:
Net expenses	0.86%	0.90%	0.95%	1.02%	1.03%
Gross expenses	0.87%	0.90%	0.95%	1.02%	1.03%
Net investment income	1.50%	1.46%	1.42%	1.85%	1.99%
Portfolio turnover rate	30%	36%	43%	48%	39%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of year	$17.07	$18.00	$14.94	$12.59	$13.91
Income (loss) from investment operations:
Net investment income (a)	0.23	0.27	0.19	0.21	0.24
Net realized and unrealized gain (loss)	—	(1.09)	2.88	2.57	(1.26)
Total from investment operations	0.23	(0.82)	3.07	2.78	(1.02)
Less distributions from:
Net investment income	(0.07)	(0.11)	(0.01)	(0.43)	(0.30)
Total distributions	(0.07)	(0.11)	(0.01)	(0.43)	(0.30)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$17.23	$17.07	$18.00	$14.94	$12.59
Total Return (c)	1.36%	–4.57%	20.55%	22.30%	–7.42%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$80,221	$57,350	$42,370	$25,610	$18,699
Ratios to average net assets:
Net expenses	1.14%	1.17%	1.23%	1.32%	1.33%
Gross expenses	1.14%	1.17%	1.23%	1.32%	1.33%
Net investment income	1.29%	1.49%	1.18%	1.49%	1.78%
Portfolio turnover rate	30%	36%	43%	48%	39%

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Selected data for a share of capital stock outstanding throughout the period	For the Period 4/1/15* to 12/31/15

Lazard International Equity Portfolio (concluded)

R6 Shares
Net asset value, beginning of period	$17.94
Income (loss) from investment operations:
Net investment income (a)	0.21
Net realized and unrealized gain (loss)	(0.95)
Total from investment operations	(0.74)
Less distributions from:
Net investment income	(0.13)
Total distributions	(0.13)
Net asset value, end of period	$17.07
Total Return (c)	–4.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$49,387
Ratios to average net assets (d):
Net expenses	0.80%
Gross expenses	0.92%
Net investment income	1.55%
Portfolio turnover rate	30%

*	The inception date for R6 Shares was April 1, 2015.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  81

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of year	$9.24	$9.76	$8.51	$7.18	$7.99
Income (loss) from investment operations:
Net investment income (a)	0.12	0.15	0.12	0.12	0.13
Net realized and unrealized gain (loss)	(0.46)	(0.58)	1.15	1.43	(0.70)
Total from investment operations	(0.34)	(0.43)	1.27	1.55	(0.57)
Less distributions from:
Net investment income	(0.10)	(0.11)	(0.02)	(0.22)	(0.24)
Total distributions	(0.10)	(0.11)	(0.02)	(0.22)	(0.24)
Redemption fees	— (b)	0.02	— (b)	— (b)	— (b)
Net asset value, end of year	$8.80	$9.24	$9.76	$8.51	$7.18
Total Return (c)	–3.63%	–4.29%	14.93%	21.59%	–7.14%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$18,757	$12,749	$19,212	$7,571	$4,519
Ratios to average net assets:
Net expenses	1.06%	1.15%	1.15%	1.15%	1.15%
Gross expenses	2.13%	2.10%	2.45%	4.17%	4.66%
Net investment income	1.25%	1.54%	1.33%	1.55%	1.72%
Portfolio turnover rate	51%	80%	36%	46%	55%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of year	$9.25	$9.79	$8.57	$7.20	$8.02
Income (loss) from investment operations:
Net investment income (a)	0.11	0.11	0.10	0.12	0.11
Net realized and unrealized gain (loss)	(0.47)	(0.57)	1.14	1.42	(0.72)
Total from investment operations	(0.36)	(0.46)	1.24	1.54	(0.61)
Less distributions from:
Net investment income	(0.07)	(0.08)	(0.02)	(0.17)	(0.21)
Total distributions	(0.07)	(0.08)	(0.02)	(0.17)	(0.21)
Redemption fees	—	— (b)	—	— (b)	—
Net asset value, end of year	$8.82	$9.25	$9.79	$8.57	$7.20
Total Return (c)	–3.85%	–4.76%	14.48%	21.23%	–7.41%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,184	$3,048	$3,444	$2,888	$2,463
Ratios to average net assets:
Net expenses	1.37%	1.45%	1.45%	1.45%	1.45%
Gross expenses	2.75%	2.70%	3.03%	4.77%	5.12%
Net investment income	1.15%	1.11%	1.08%	1.55%	1.43%
Portfolio turnover rate	51%	80%	36%	46%	55%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

82  Annual Report

LAZARD INTERNATIONAL EQUITY CONCENTRATED PORTFOLIO

	Year	For the Period
Selected data for a share of capital	Ended	8/29/14*
stock outstanding throughout each period	12/31/15	to 12/31/14

Institutional Shares
Net asset value, beginning of period	$9.53	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	(0.01)
Net realized and unrealized loss	(1.25)	(0.45)
Total from investment operations	(1.15)	(0.46)
Less distributions from:
Net investment income	(0.11)	(0.01)
Net realized gains	—	— (b)
Total distributions	(0.11)	(0.01)
Redemption fees	— (b)	—
Net asset value, end of period	$8.27	$9.53
Total Return (c)	–12.06%	–4.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,753	$9,103
Ratios to average net assets (d):
Net expenses	1.06%	1.15%
Gross expenses	2.96%	7.40%
Net investment income (loss)	1.13%	–0.41%
Portfolio turnover rate	91%	45%

	Year	For the Period
Selected data for a share of capital	Ended	8/29/14*
stock outstanding throughout each period	12/31/15	to 12/31/14

Open Shares
Net asset value, beginning of period	$9.53	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	(0.02)
Net realized and unrealized loss	(1.22)	(0.45)
Total from investment operations	(1.16)	(0.47)
Less distributions from:
Net investment income	(0.08)	—
Net realized gains	—	— (b)
Total distributions	(0.08)	— (b)
Redemption fees	— (b)	—
Net asset value, end of period	$8.29	$9.53
Total Return (c)	–12.18%	–4.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55	$559
Ratios to average net assets (d):
Net expenses	1.39%	1.45%
Gross expenses	9.93%	12.39%
Net investment income (loss)	0.60%	–0.55%
Portfolio turnover rate	91%	45%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  83

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of year	$13.72	$14.46	$11.71	$9.46	$10.63
Income (loss) from investment operations:
Net investment income (a)	0.16	0.19	0.14	0.15	0.16
Net realized and unrealized gain (loss)	(0.40)	(0.39)	2.79	2.21	(1.19)
Total from investment operations	(0.24)	(0.20)	2.93	2.36	(1.03)
Less distributions from:
Net investment income	(0.14)	(0.16)	(0.10)	(0.11)	(0.14)
Net realized gains	(0.01)	(0.38)	(0.08)	—	—
Total distributions	(0.15)	(0.54)	(0.18)	(0.11)	(0.14)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$13.33	$13.72	$14.46	$11.71	$9.46
Total Return (c)	–1.70%	–1.48%	25.02%	25.00%	–9.70%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$4,923,328	$3,727,391	$2,354,068	$893,610	$435,411
Ratios to average net assets:
Net expenses	0.82%	0.84%	0.86%	0.86%	0.88%
Gross expenses	0.82%	0.84%	0.86%	0.86%	0.88%
Net investment income	1.15%	1.28%	1.02%	1.45%	1.53%
Portfolio turnover rate	37%	33%	42%	52%	53%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of year	$13.82	$14.57	$11.80	$9.53	$10.68
Income (loss) from investment operations:
Net investment income (a)	0.13	0.16	0.10	0.09	0.13
Net realized and unrealized gain (loss)	(0.40)	(0.41)	2.82	2.26	(1.20)
Total from investment operations	(0.27)	(0.25)	2.92	2.35	(1.07)
Less distributions from:
Net investment income	(0.10)	(0.12)	(0.07)	(0.08)	(0.08)
Net realized gains	(0.01)	(0.38)	(0.08)	—	—
Total distributions	(0.11)	(0.50)	(0.15)	(0.08)	(0.08)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$13.44	$13.82	$14.57	$11.80	$9.53
Total Return (c)	–1.89%	–1.78%	24.73%	24.74%	–10.01%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,783,529	$1,574,106	$868,730	$315,811	$63,280
Ratios to average net assets:
Net expenses	1.08%	1.09%	1.10%	1.13%	1.16%
Gross expenses	1.08%	1.09%	1.10%	1.13%	1.16%
Net investment income	0.94%	1.06%	0.78%	0.87%	1.26%
Portfolio turnover rate	37%	33%	42%	52%	53%

The accompanying notes are an integral part of these financial statements.

84  Annual Report

For the Period
Selected data for a share of capital	1/19/15*
stock outstanding throughout the period	to 12/31/15

Lazard International Strategic Equity Portfolio (concluded)

R6 Shares
Net asset value, beginning of period	$13.70
Loss from investment operations:
Net investment loss (a)	(0.03)
Net realized and unrealized loss	(0.21)
Total from investment operations	(0.24)
Less distributions from:
Net investment income	(0.11)
Net realized gains	(0.01)
Total distributions	(0.12)
Net asset value, end of period	$13.34
Total Return (c)	–1.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$72,362
Ratios to average net assets (d):
Net expenses	1.03%
Gross expenses	1.09%
Net investment loss	–0.22%
Portfolio turnover rate	37%

*	The inception date for R6 Shares was January 19, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived by BFDS; without such waiver of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

For the Period
Selected data for a share of capital	5/29/15*
stock outstanding throughout the period	to 12/31/15

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.04
Net realized and unrealized loss	(0.70)
Total from investment operations	(0.66)
Less distributions from:
Net investment income	(0.13)
Total distributions	(0.13)
Net asset value, end of period	$9.21
Total Return (b)	–6.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,797
Ratios to average net assets (c):
Net expenses	0.90%
Gross expenses	14.93%
Net investment income	0.77%
Portfolio turnover rate	58%

For the Period
Selected data for a share of capital	5/29/15*
stock outstanding throughout the period	to 12/31/15

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.03
Net realized and unrealized loss	(0.71)
Total from investment operations	(0.68)
Less distributions from:
Net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$9.21
Total Return (b)	–6.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$93
Ratios to average net assets (c):
Net expenses	1.20%
Gross expenses	30.10%
Net investment income	0.47%
Portfolio turnover rate	58%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

86  Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of year	$10.01	$10.54	$8.12	$6.84	$8.12
Income (loss) from investment operations:
Net investment income (a)	0.10	0.12	0.11	0.11	0.13
Net realized and unrealized gain (loss)	0.87	(0.40)	2.34	1.40	(1.27)
Total from investment operations	0.97	(0.28)	2.45	1.51	(1.14)
Less distributions from:
Net investment income	(0.08)	(0.25)	(0.03)	(0.23)	(0.14)
Total distributions	(0.08)	(0.25)	(0.03)	(0.23)	(0.14)
Redemption fees	— (b)	— (b)	—	— (b)	— (b)
Net asset value, end of year	$10.90	$10.01	$10.54	$8.12	$6.84
Total Return (c)	9.71%	–2.77%	30.20%	22.28%	–14.11%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$51,828	$46,329	$51,508	$45,360	$38,879
Ratios to average net assets:
Net expenses	1.11%	1.13%	1.13%	1.13%	1.13%
Gross expenses	1.11%	1.15%	1.19%	1.18%	1.17%
Net investment income	0.91%	1.13%	1.15%	1.40%	1.65%
Portfolio turnover rate	48%	48%	58%	48%	28%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of year	$10.03	$10.56	$8.17	$6.86	$8.14
Income (loss) from investment operations:
Net investment income (a)	0.07	0.09	0.08	0.08	0.10
Net realized and unrealized gain (loss)	0.88	(0.40)	2.34	1.41	(1.26)
Total from investment operations	0.95	(0.31)	2.42	1.49	(1.16)
Less distributions from:
Net investment income	(0.05)	(0.22)	(0.03)	(0.18)	(0.12)
Total distributions	(0.05)	(0.22)	(0.03)	(0.18)	(0.12)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$10.93	$10.03	$10.56	$8.17	$6.86
Total Return (c)	9.49%	–3.05%	29.65%	21.96%	–14.36%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$55,776	$19,994	$19,639	$17,669	$17,744
Ratios to average net assets:
Net expenses	1.38%	1.43%	1.43%	1.43%	1.43%
Gross expenses	1.38%	1.44%	1.48%	1.48%	1.46%
Net investment income	0.63%	0.85%	0.85%	1.08%	1.34%
Portfolio turnover rate	48%	48%	58%	48%	28%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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LAZARD GLOBAL EQUITY SELECT PORTFOLIO

			Period
Selected data for a share of capital	Year Ended		Ended
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13*

Institutional Shares
Net asset value, beginning of period	$10.32	$10.02	$10.00
Income from investment operations:
Net investment income (a)	0.04	0.07	—
Net realized and unrealized gain	0.01	0.29	0.02
Total from investment operations	0.05	0.36	0.02
Less distributions from:
Net investment income	(0.04)	(0.06)	—
Total distributions	(0.04)	(0.06)	—
Redemption fees	— (b)	— (b)	—
Net asset value, end of period	$10.33	$10.32	$10.02
Total Return (c)	0.46%	3.84%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,624	$12,266	$1,903
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	0.00%
Gross expenses	2.27%	4.62%	91.25	%(e)
Net investment income	0.41%	0.64%	0.00%
Portfolio turnover rate	55%	64%	0%

			Period
Selected data for a share of capital	Year Ended		Ended
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13*

Open Shares
Net asset value, beginning of period	$10.32	$10.01	$10.00
Income from investment operations:
Net investment income (a)	0.01	0.04	—
Net realized and unrealized gain	0.02	0.30	0.01
Total from investment operations	0.03	0.34	0.01
Less distributions from:
Net investment income	(0.01)	(0.03)	—
Total distributions	(0.01)	(0.03)	—
Net asset value, end of period	$10.34	$10.32	$10.01
Total Return (c)	0.24%	3.54%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$290	$201	$100
Ratios to average net assets (d):
Net expenses	1.40%	1.40%	0.00%
Gross expenses	7.42%	13.34%	91.25	%(e)
Net investment income	0.09%	0.35%	0.00%
Portfolio turnover rate	55%	64%	0%

*	The Portfolio commenced operations on December 31, 2013.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

88  Annual Report

LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

	Year	For the Period
Selected data for a share of capital	Ended	8/29/14*
stock outstanding throughout each period	12/31/15	to 12/31/14

Institutional Shares
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	— (b)
Net realized and unrealized loss	(0.25)	(0.04)
Total from investment operations	(0.19)	(0.04)
Less distributions from:
Net investment income	(0.08)	(0.02)
Return of capital	—	— (b)
Total distributions	(0.08)	(0.02)
Net asset value, end of period	$9.67	$9.94
Total Return (c)	–1.85%	–0.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,254	$7,112
Ratios to average net assets (d):
Net expenses	1.10%	1.10%
Gross expenses	3.83%	7.11%
Net investment income (loss)	0.63%	–0.08%
Portfolio turnover rate	65%	24%

	Year	For the Period
Selected data for a share of capital	Ended	8/29/14*
stock outstanding throughout each period	12/31/15	to 12/31/14

Open Shares
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	(0.01)
Net realized and unrealized loss	(0.25)	(0.04)
Total from investment operations	(0.22)	(0.05)
Less distributions from:
Net investment income	(0.05)	(0.01)
Return of capital	—	— (b)
Total distributions	(0.05)	(0.01)
Net asset value, end of period	$9.67	$9.94
Total Return (c)	–2.16%	–0.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114	$135
Ratios to average net assets (d):
Net expenses	1.40%	1.40%
Gross expenses	14.12%	24.52%
Net investment income (loss)	0.30%	-0.32%
Portfolio turnover rate	65%	24%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

For the Period
Selected data for a share of capital	5/29/15*
stock outstanding throughout the period	to 12/31/15

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.09
Net realized and unrealized loss	(0.33)
Total from investment operations	(0.24)
Less distributions from:
Net investment income	(0.17)
Total distributions	(0.17)
Net asset value, end of period	$9.59
Total Return (b)	–2.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,206
Ratios to average net assets (c):
Net expenses	0.75%
Gross expenses	13.51%
Net investment income	1.64%
Portfolio turnover rate	56%

For the Period
Selected data for a share of capital	5/29/15*
stock outstanding throughout the period	to 12/31/15

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.08
Net realized and unrealized loss	(0.34)
Total from investment operations	(0.26)
Less distributions from:
Net investment income	(0.15)
Total distributions	(0.15)
Net asset value, end of period	$9.59
Total Return (b)	–2.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$175
Ratios to average net assets (c):
Net expenses	1.05%
Gross expenses	23.94%
Net investment income	1.33%
Portfolio turnover rate	56%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

90  Annual Report

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2015

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. Global Dynamic

Multi Asset Portfolio had not commenced operations as of December 31, 2015. This report includes only the financial statements of US Equity Concentrated, US Strategic Equity, US Mid Cap Equity, US Small-Mid Cap Equity, US Small Cap Equity Growth, International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, an R6 Share class was classified for each Portfolio. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2015, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business, generally as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time, the “Regular Closing Time”). When trading on the NYSE is unexpectedly closed prior to the Regu-

Annual Report  91

lar Closing Time, or an earlier scheduled close (such as on certain days around holidays when the NYSE is scheduled to close before 4:00 p.m.), and remains closed through the time of the Regular Closing Time (or an earlier scheduled close), the NAV of each class of each Portfolio may nonetheless be calculated as of the Regular Closing Time (or an earlier scheduled close) if, in the judgment of the Investment Manager, there is sufficient trading in other markets between the unexpected close and the Regular Closing Time (or an earlier scheduled close) for securities for which the NYSE is usually considered the primary market. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

Market values for securities listed on the NYSE, NAS-DAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Investments in money market funds are valued at the fund’s NAV. Repurchase agreements are valued at the principal amounts plus accrued interest.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

92  Annual Report

As a result of several court cases in certain countries across the European Union, the International Equity, International Strategic Equity and International Small Cap Equity Portfolios have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Portfolios’ NAV per share.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements under the terms of a Master Repurchase Agreement, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. Upon an event of default under the Master Repurchase Agreement, if the seller defaults, the affected Portfolio may retain the collateral in lieu of repayment. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the affected Portfolio may be delayed or limited.

At December 31, 2015, the US Small-Mid Cap Equity and International Equity Portfolios had investments in repurchase agreements with a value of $2,844,000 and $49,814,000, respectively, as shown on the Portfolios of Investments. The value of the related collateral exceeded the value of the repurchase agreements at year end.

(d) Foreign Currency Translation—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2015, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

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Portfolio	Expiring 2016	Expiring 2017

US Mid Cap Equity	$—	$38,539,129
International Equity	—	8,988,349
International Equity Select	—	38,626
International Small Cap Equity	7,705,878	50,821,243

Portfolio		Expiring 2018

International Equity		$5,103,235
International Equity Select		1,173,332
International Small Cap Equity		4,306,477

Portfolio	Short-Term*	Long-Term*

International Equity Select	$ 236,511	$ —
International Equity Concentrated	1,021,100	6,493
International Equity Advantage	64,999	—
Global Equity Select	185,741	—
Global Strategic Equity	284,392	14,818
Managed Equity Volatility	62,438	—

*	Non-Expiring

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolios elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

US Equity Concentrated	$1,925,851	$—
US Small Cap Equity Growth	91,827	—
International Equity Select	155,480	—
International Strategic Equity	13,125,326	854,313

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Portfolios’ 2015 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, non-deductible expenses and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

US Equity Concentrated	$—	$1,830	$(1,830)
US Strategic Equity	—	(759)	759
US Mid Cap Equity	(123,458)	120,515	2,943
US Small-Mid Cap Equity	13,127	(164,121)	150,994
US Small Cap Equity Growth	(1,383)	(3,036)	4,419
International Equity	—	(18,948)	18,948
International Equity Select	—	25,003	(25,003)
International Equity Concentrated	(101)	21,760	(21,659)
International Strategic Equity	(483,572)	(3,278,110)	3,761,682
International Equity Advantage	(1,703)	1,738	(35)
International Small Cap Equity	(2,700)	278,894	(276,194)
Global Equity Select	(2,103)	(1,806)	3,909
Global Strategic Equity	(135)	(3,030)	3,165
Managed Equity Volatility	(1,787)	2,453	(666)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2015	2014	2015	2014

US Equity Concentrated	$3,972,198	$17,181,293	$25,113,579	$16,923,820
US Strategic Equity	1,179,141	3,927,863	8,275,867	15,406,605
US Mid Cap Equity	39,019	106,710	—	—
US Small-Mid Cap Equity	818,333	20,788,112	12,982,923	43,421,932
US Small Cap Equity Growth	287,790	N/A	—	N/A
International Equity	4,655,674	2,302,473	—	—

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	Ordinary Income		Long-Term Capital Gain
Portfolio	2015	2014	2015	2014

International Equity Select	$269,062	$197,867	$—	$—
International Equity Concentrated	182,516	9,420	—	—
International Strategic Equity	65,762,209	53,270,614	6,978,994	137,196,279
International Equity Advantage	25,003	N/A	—	N/A
International Small Cap Equity	574,424	1,597,906	—	—
Global Equity Select	72,147	76,387	—	—
Global Strategic Equity*	81,147	13,045	—	—
Managed Equity Volatility	39,055	N/A	—	N/A

* Global Strategic Equity Portfolio had return of capital distributions of $2,677 in 2014.

At December 31, 2015, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income/ Deferred Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

US Equity Concentrated	$—	$2,635,435	$54,569,278
US Strategic Equity	203,952	2,471,679	1,860,391
US Mid Cap Equity	—	(38,539,129)	(62,161)
US Small-Mid Cap Equity	234,492	3,580,577	960,771
US Small Cap Equity Growth	—	(91,827)	200,629
International Equity	8,967,356	(14,091,584)	(9,423,736)
International Equity Select	288,661	(1,603,949)	(1,821,484)
International Equity Concentrated	22,532	(1,027,593)	(1,515,413)
International Strategic Equity	(854,313)	(13,125,326)	15,894,987
International Equity Advantage	7,487	(64,999)	(98,502)
International Small Cap Equity	1,216,677	(62,833,598)	12,483,378
Global Equity Select	—	(185,741)	546,347
Global Strategic Equity	1,408	(299,210)	25,740
Managed Equity Volatility	7,545	(62,438)	(34,771)

(g) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Annual Report  95

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Equity Concentrated	0.70%
US Strategic Equity	0.70
US Mid Cap Equity	0.75
US Small-Mid Cap Equity	0.75
US Small Cap Equity Growth	0.90
International Equity	0.75
International Equity Select (a)	0.75
International Equity Concentrated	0.90
International Strategic Equity	0.75
International Equity Advantage	0.65
International Small Cap Equity	0.75
Global Equity Select	0.85
Global Strategic Equity	0.85
Managed Equity Volatility	0.60

(a) From January 1, 2015 to February 28, 2015, percentage was 0.85%.

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses (exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees) exceed the following percentages of average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

US Equity Concentrated	0.95%	1.25%	N/A	2016	(a)
US Strategic Equity	0.75	1.05	0.70%	2016
US Mid Cap Equity	1.05	1.35	N/A	2016
US Small-Mid Cap Equity	1.15	1.45	N/A	2016
US Small Cap Equity Growth	1.10	1.40	N/A	2016	(b)
International Equity	0.85	1.15	0.80	2016	(c)
International Equity Select	1.05	1.35	N/A	2016	(d)
International Equity Concentrated	1.05	1.35	N/A	2016	(e)
International Strategic Equity	1.15	1.45	1.10	2016
International Equity Advantage	0.90%	1.20%	N/A	2017	(f)
International Small Cap Equity	1.13	1.43	N/A	2016
Global Equity Select	1.10	1.40	N/A	2016
Global Strategic Equity	1.10	1.40	N/A	2016	(g)
Managed Equity Volatility	0.75	1.05	N/A	2017	(f)

(a)	Agreement extends, for May 2, 2016 through May 1, 2025, at levels of 1.10% and 1.40%, respectively.
(b)	Agreement is through December 31, 2016.
(c)	From January 1, 2015 to February 28, 2015, percentages were 1.05% and 1.35% for the Institutional Shares and Open Shares, respectively.
(d)	From January 1, 2015 to February 28, 2015, percentages were 1.15% and 1.45%, respectively. Agreement extends, for May 2, 2016 through May 1, 2025, at levels of 1.15% and 1.45%, respectively.
(e)	From January 1, 2015 to February 28, 2015, percentages were 1.15% and 1.45%, respectively. Agreement is through August 29, 2016.
(f)	Agreement is through May 29, 2017.
(g)	Agreement is through August 29, 2016.

During the year ended December 31, 2015, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$181,829	$—	$16,116	$—
US Mid Cap Equity	35,089	—	76,667	—
US Small Cap Equity Growth	62,158	106,020	38,067	63,380
International Equity	80,091	—	—	—
International Equity Select	139,870	56,460	22,734	18,302
International Equity Concentrated	116,971	109,466	1,862	13,471
International Equity Advantage	6,894	125,400	362	9,083

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Global Equity Select	143,163	35,707	2,214	13,190
Global Strategic Equity	78,263	152,168	1,110	13,199
Managed Equity Volatility	7,385	133,326	496	11,645

R6 Shares
Portfolio	Management Fees Waived

US Strategic Equity	$41,152
International Equity	32,781

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year ended December 31, 2015, State Street waived its fees as follows:

Portfolio	Amount

US Small Cap Equity Growth	$18,750
International Equity Concentrated	18,750
International Equity Advantage	10,938
Global Equity Select	18,750
Global Strategic Equity	18,750
Managed Equity Volatility	10,938

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the year ended December 31, 2015, BFDS waived its fees as follows:

Portfolio	Amount

US Small Cap Equity Growth	$12,191
International Equity	6,119
International Equity Concentrated	4,062
International Strategic Equity	6,132
International Equity Advantage	12,226
Global Strategic Equity	4,069
Managed Equity Volatility	12,226

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2015, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Directors’ fees were allocated among the funds in the Lazard Fund Complex and Lazard Alternative Emerging Markets 1099 Fund at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of

Annual Report  97

Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

Portfolio	Purchases	Sales

US Equity Concentrated	$829,801,852	$380,936,458
US Strategic Equity	98,998,014	109,827,180
US Mid Cap Equity	40,213,146	50,430,521
US Small-Mid Cap Equity	222,869,080	177,117,608
US Small Cap Equity Growth	21,653,643	9,833,759
International Equity	586,498,389	174,293,023
International Equity Select	16,849,569	10,200,366
International Equity Concentrated	17,130,136	11,450,159
International Strategic Equity	4,037,262,371	2,233,456,450
International Equity Advantage	2,989,092	957,111
International Small Cap Equity	74,913,882	43,067,017
Global Equity Select	17,186,613	9,033,718
Global Strategic Equity	8,369,005	5,814,656
Managed Equity Volatility	3,515,583	1,092,739

For the year ended December 31, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2015, the Investment Manager owned 98.81%, 33.93% and 81.94% of the outstanding shares of International Equity Advantage Portfolio, Global Strategic Equity Portfolio and Managed Equity Volatility Portfolio, respectively.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the Federal Funds rate or Over-night LIBOR rate plus 1.00%, and from June 29, 2015 to December 31, 2015, at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee from January 1, 2015 to June 28, 2015 and 0.20% per annum from June 29, 2015 to December 31, 2015 on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2015, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Strategic Equity	$1,134,333	$1,381,000	1.43%	3
US Small Cap Equity Growth	269,857	552,000	1.42	7
International Equity Select	1,323,333	3,500,000	1.19	6
International Equity Concentrated	323,000	800,000	1.37	7
International Equity Advantage	2,000	2,000	1.40	1
International Small Cap Equity	234,286	1,100,000	1.21	7
Global Equity Select	250,000	250,000	1.13	1
Global Strategic Equity	28,063	65,000	1.25	8
Managed Equity Volatility	25,000	25,000	1.23	1

* For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of December 31, 2015 is categorized as Level 2 (see Note 9).

7. Non-US Securities Risk

Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal

98  Annual Report

standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report  99

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015

US Equity Concentrated Portfolio
Common Stocks*	$763,401,966	$—	$—	$763,401,966
Short-Term Investment	64,490,571	—	—	64,490,571
Total	$827,892,537	$—	$—	$827,892,537
US Strategic Equity Portfolio
Common Stocks*	$119,599,228	$—	$—	$119,599,228
Total	$119,599,228	$—	$—	$119,599,228
US Mid Cap Equity Portfolio
Common Stocks*	$27,606,574	$—	$—	$27,606,574
Short-Term Investment	2,827,813	—	—	2,827,813
Total	$30,434,387	$—	$—	$30,434,387
US Small-Mid Cap Equity Portfolio
Common Stocks*	$204,163,769	$—	$—	$204,163,769
Repurchase Agreement	—	2,844,000	—	2,844,000
Total	$204,163,769	$2,844,000	$—	$207,007,769
US Small Cap Equity Growth Portfolio
Common Stocks*	$13,278,727	$—	$—	$13,278,727
Short-Term Investment	142,061	—	—	142,061
Total	$13,420,788	$—	$—	$13,420,788
International Equity Portfolio
Common Stocks*
United Kingdom	$12,410,083	$192,872,291	$—	$205,282,374
Other	68,656,947	539,797,780	—	608,454,727
Repurchase Agreement	—	49,814,000	—	49,814,000
Total	$81,067,030	$782,484,071	$—	$863,551,101
International Equity Select Portfolio
Common Stocks*
United Kingdom	$295,072	$5,044,403	$—	$5,339,475
Other	1,870,920	12,936,632	—	14,807,552
Short-Term Investment	744,738	—	—	744,738
Total	$2,910,730	$17,981,035	$—	$20,891,765
International Equity Concentrated Portfolio
Common Stocks*
United Kingdom	$433,018	$2,289,751	$—	$2,722,769
Other	1,492,447	8,465,577	—	9,958,024
Short-Term Investment	445,096	—	—	445,096
Total	$2,370,561	$10,755,328	$—	$13,125,889
International Strategic Equity Portfolio
Common Stocks*
United Kingdom	$135,277,603	$1,389,433,903	$—	$1,524,711,506
Other	330,377,761	4,781,184,429	—	5,111,562,190
Short-Term Investment	121,521,423	—	—	121,521,423
Total	$587,176,787	$6,170,618,332	$—	$6,757,795,119

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Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015

International Equity Advantage Portfolio
Common Stocks*
Ireland	$23,219	$2,636	$—	$25,855
Netherlands	2,767	65,281	—	68,048
Other	—	1,796,728	—	1,796,728
Short-Term Investment	48,965	—	—	48,965
Total	$74,951	$1,864,645	$—	$1,939,596
International Small Cap Equity Portfolio
Common Stocks*
Netherlands	$717,670	$1,305,489	$—	$2,023,159
United Kingdom	1,131,375	15,460,224	—	16,591,599
Other	8,273,068	76,132,415	—	84,405,483
Short-Term Investment	4,071,063	—	—	4,071,063
Total	$14,193,176	$92,898,128	$—	$107,091,304
Global Equity Select Portfolio
Common Stocks*
Netherlands	$195,460	$240,236	$—	$435,696
Russia	12,589	108,013	—	120,602
United Kingdom	267,870	2,504,847	—	2,772,717
Other	11,006,877	5,551,597	—	16,558,474
Short-Term Investment	928,246	—	—	928,246
Total	$12,411,042	$8,404,693	$—	$20,815,735
Global Strategic Equity Portfolio
Common Stocks*
United Kingdom	$176,859	$1,599,473	$—	$1,776,332
Other	4,673,037	2,798,379	—	7,471,416
Short-Term Investment	144,970	—	—	144,970
Total	$4,994,866	$4,397,852	$—	$9,392,718
Managed Equity Volatility Portfolio
Common Stocks*
Ireland	$21,942	$11,485	$—	$33,427
United Kingdom	7,100	165,718	—	172,818
Other	1,300,303	839,181	—	2,139,484
Right*	—	14	—	14
Short-Term Investment	86,664	—	—	86,664
Total	$1,416,009	$1,016,398	$—	$2,432,407

* Please refer to Portfolios of Investments (page 30 through 56) and Notes to Portfolios of Investments (page 58 through 59) for portfolio holdings by country and industry.

The security to which footnote (c) in the Notes to Portfolios of Investments applies is included in Level 2 and was valued based on reference to a similar security which was trading on an active market.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than the security described in footnote (c) in the Notes to Portfolios of Investments) in the International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers

Annual Report  101

are no longer met. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2015.

For further information regarding security characteristics see Portfolios of Investments.

10. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that except for the following that there were no subsequent events that required adjustment or disclosure.

Subsequent to December 31, 2015, the Board of the Fund approved the liquidation of US Small Cap Equity Growth Portfolio. A liquidation payment of US Small Cap Equity Growth Portfolio’s net assets was paid to all remaining shareholders on February 19, 2016.

102  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and the Shareholders of Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio and Lazard Managed Equity Volatility Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio and Lazard Managed Equity Volatility Portfolio (collectively the “Portfolios”), fourteen of the portfolios constituting The Lazard Funds, Inc. (the “Funds”) as of December 31, 2015, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for the periods ended December 31, 2015 and December 31, 2014, where presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented on or before December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio of The Lazard Funds, Inc. as of December 31, 2015, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for the periods ended December 31, 2015 and December 31, 2014 where presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 29, 2016

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The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (70)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (71)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

104  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2016, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

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Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (45)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Associate at Clifford Chance US LLP (2006 – July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

106  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2015

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2015:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

US Equity Concentrated	100.00%
US Strategic Equity	94.28
US Mid Cap Equity	100.00
US Small-Mid Cap Equity	0.03
US Small Cap Equity Growth	15.36
International Equity	100.00
International Equity Select	—
International Equity Concentrated	93.05
International Strategic Equity	100.00
International Equity Advantage	68.18
International Small Cap Equity	100.00
Global Equity Select	100.00
Global Strategic Equity	100.00
Managed Equity Volatility	66.91

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

US Equity Concentrated	100.00%
US Strategic Equity	97.10
US Mid Cap Equity	99.96
US Small-Mid Cap Equity	10.89
US Small Cap Equity Growth	15.40
International Equity	—
International Equity Select	—
International Equity Concentrated	—
International Strategic Equity	—
International Equity Advantage	—
International Small Cap Equity	—
Global Equity Select	100.00
Global Strategic Equity	46.95
Managed Equity Volatility	23.20

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report  107

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS020

Lazard Funds Annual Report

December 31, 2015

Fixed Income Funds

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

Lazard Global Fixed Income Portfolio

PRIVACY NOTICE	Revised September 30, 2015

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• Assets and income

• Account transactions

• Credit history

• Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes — information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
7	Performance Overviews
10	Information About Your Portfolio’s Expenses
12	Portfolio Holdings Presented by Credit Rating
13	Portfolios of Investments
13	Lazard US Corporate Income Portfolio
18	Lazard US Short Duration Fixed Income Portfolio
20	Lazard Global Fixed Income Portfolio
26	Notes to Portfolios of Investments
28	Statements of Assets and Liabilities
29	Statements of Operations
30	Statements of Changes in Net Assets
32	Financial Highlights
35	Notes to Financial Statements
46	Report of Independent Registered Public Accounting Firm
47	Board of Directors and Officers Information
50	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2015, global equity market volatility increased due to the prospect of a debt default by Greece, uncertain global monetary policy, and oil price instability. In the US, markets rose modestly as the labor market improved and corporate earnings generally exceeded expectations. Japanese equities extended their impressive streak as Abenomics reforms began to pay dividends. In Europe, the economic recovery continued, but investor enthusiasm remained tepid as countries in the region made mixed progress. Meanwhile, emerging markets assets recorded another difficult year due to economic and political challenges and uncertainty about the possibility of interest rate increases in the US.

Interest rates diverged around the world after the US Federal Reserve announced its highly anticipated rate hike on December 16, and the US yield curve flattened as shorter-maturity yields rose slightly more than those with longer maturities. Currencies were volatile in 2015 and the US dollar strengthened against most of its global counterparts. Investor enthusiasm for European bonds with very low or negative yields waned as the effects of European Central Bank bond repurchases began to fade.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals.

We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

US Corporate Income

After a strong start to the first half of the year, high yield market returns lagged other US fixed income sectors for 2015. This came despite a growing US economic backdrop and a supportive equity market. A flight-to-quality within fixed income was evident as returns for both intermediate Treasury bonds and investment-grade corporates outperformed those for high yield this year. Within high yield, much of the turmoil was limited to only a few sectors-namely low quality high yield issuers and companies with exposure to oil and commodities. The BofA Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index (the “Cash Pay Index”) returned -0.93%, underperforming the Barclays US Aggregate Bond® Index, which returned 0.55%, and the investment grade corporate sector which returned approximately -0.63%. Equities also outperformed, with the S&P 500® Index returning 1.38%.

High yield market spreads widened by about 194 basis points (bps) during the year to 686 bps over Treasuries. Spreads for the BB sector widened 92 bps to 424 bps, and those for the CCC sector widened materially by 712 bps to 1,647 bps. The B sector also was not immune with spreads widening by 184 bps to 717 bps over Treasuries. Intermediate Treasury yields (5 to 7-year) increased modestly, ending at 1.95% on December 31, 2015. For the year, high yield mutual fund market flows were negative, and totaled about $13.4 billion. This compares to outflows of $23.8 billion for 2014. New high yield bond issuance in the US market was $293 billion for the year versus $356 billion in 2014. The domestic high yield market capitalization is now approximately $1.34 trillion. The Standard & Poor’s US speculative-grade trailing 12-month issuer default rate was 2.8% as of December 31, 2015, up from 1.5% in December 2014.

US Short Duration Fixed Income

After seven years of zero interest rate policy and unprecedented quantitative easing (QE), the US Federal Reserve has finally begun the process of policy normalization by raising the fed funds target rate 25 bps. This is the first step in a long process of unwinding the emergency policies put in place by the Fed in response to the financial crisis in 2008/2009. Going forward, we believe that the challenges that lie ahead will be very different than those over the last seven years, as we shift from near-zero interest rates, massive QE, and emergency liquidity to a more normal environment where we believe investors will begin to unwind many of the riskier yield trades that have become the market norm. As credit tightens in the future due to higher rates, we would expect to see greater disparity between winners and losers across credit, particularly in the high yield market. We believe this environment would offer ample opportunities for bottom-up security selection.

We believe that many securities in the market are being painted with the same brush due to investor reliance on labels, and that security analysis, not labels, will be the key to sourcing good credits, structures, and, ultimately, liquidity. Within that context, our view is that US high yield bonds, specifically the higher-quality elements of the market, are one of the strongest opportunity sets in the current economic environment. We believe that if growth continues fundamentally sound mid-sized US-oriented borrowers (the companies typically issuing high yield debt) will benefit via improved revenue growth, potentially making their bonds more attractive. Past patterns of performance have shown that higher-quality high yield bonds are resilient in rising rate environments, particularly when growth fears are absent. As a result, we expect that high yield credit spreads will tighten even as interest rates rise. Historically, spread compression in this type of environment has usually been more than adequate to absorb the impact of rate increases, and, additionally, sponsorship within the portions of the market rated BB and B typically has provided sufficient liquidity for these securities. In today’s yield-starved world, we believe this has the potential to be a compelling opportunity for investors seeking income with adequate compensation for risk.

Global Fixed Income

Despite a volatile year for financial markets, it is hard to believe that the bellwether 10-year US Treasury ended 2015 at 2014-like levels (2.17% on December 31, 2014 vs. 2.26% on December 31, 2015). Conversely, euro zone bonds proved no longer a “one-way street” supported by the European Central Bank’s (ECB’s) bond repurchases, as investors began to back away from many bonds in the region which had very low or negative

Annual Report  3

yields. The yield on the 10-year German bund reached an all-time low of 0.07% on April 20, moved close to 1.00% by mid-June, and ended the year at 0.63%.

Many bond markets around the world staged impressive rallies during the first quarter of 2015 amid weak growth in the northern hemisphere (attributed to a harsh winter) and weak inflation. More than thirty countries cut their interest rates, ranging from Pakistan to Denmark to Peru. Highly charged political and economic factors also drove the rotation to bonds, notably the stand-off between the ECB and Greece, geopolitical developments in Russia and the Middle East, and fluctuating oil prices. The ECB quantitative easing program, announced on January 22, 2015 further drove down euro zone bond yields.

Interest rates began to thaw in April and yield curves in many countries steepened in the second quarter, as US employment, housing prices, and manufacturing and consumer confidence data strengthened. Market volatility rose in August, driven by fears of an economic slowdown in China, a surprise revaluation of the renminbi, a broad equity sell-off, and, notably, the continued plunge in oil and commodity prices. The US Federal Reserve’s (the Fed) decision to hold rates steady in September was met with mixed reviews and a generally negative reaction, as it implied a lack of confidence in economic conditions required to start the tightening cycle.

Interest rates diverged globally in the fourth quarter as markets responded to domestic and regional events. The Fed announced its highly anticipated rate hike on December 16, 2015, and the US yield curve flattened as shorter-maturity yields rose slightly more than those with longer maturities. UK bonds underperformed bonds elsewhere, possibly in sympathy with the US rate sell-off, as the Bank of England is expected to initiate its tightening cycle three to six months after the Fed. Economic data was stronger in Australia and Sweden, and interest rates rose modestly in these countries as well. Although ECB President Mario Draghi announced additional quantitative easing (QE) and other forms of euro zone policy easing in December, these measures did not live up to market expectations, causing additional volatility and a sell-off in core European bond markets, especially among longer maturity bonds.

Credit sector performance was mixed at the start of the year, with spreads widening for certain lower quality country- and company-specific issues tied to energy and commodity production. This spread widening reversed during the second quarter, with riskier parts of the market generally outperforming higher quality bonds. In June, however, credit spreads widened due to position adjustments and risk aversion related to Greece. Indiscriminate spread widening halted to some extent in the third quarter, but resumed by year-end as high yield and emerging markets securities underperformed other sectors.

Currencies were volatile in 2015, and most weakened against the US dollar. In mid-January, the Swiss National Bank unexpectedly removed the exchange rate floor on the Swiss franc, leading the currency to rally over 15%. Markets also digested the negotiations over Greece’s funding crisis and the implications of the ECB’s new QE experiment, and the euro lost over 11% against the US dollar during the first quarter. Over-stretched technical factors, oil price stabilization, and a slightly more dovish Fed early in the second quarter were catalysts for some reversion to the mean, which resulted in a weaker US dollar. The euro strengthened 3.9% against the dollar during this time, despite uncertainty surrounding Greece’s debt negotiations. Currency volatility further increased in the third quarter, as the euro and yen rallied sharply on days of market turmoil, as investors unwound over-stretched short positioning. European regional currencies ended the fourth quarter weaker by 2.8%-3.8% versus the US dollar, while the New Zealand dollar and Australian dollar were considerably stronger, although they weakened overall against the US dollar in 2015. The Indonesian rupiah and Turkish lira fared well during the fourth quarter, but Argentina, South Africa, and Russia saw their currencies reach new lows against the dollar.

Notably, the International Monetary Fund added the Chinese renminbi to its Special Drawing Rights basket in November, reducing the weighting of the euro, British pound, and Japanese yen as a result. We believe the decision represents an international vic-

4  Annual Report

tory for China, and the new designation is recognition of China’s progress in reforming its monetary and financial systems.

Lazard US Corporate Income Portfolio

For the year ended December 31, 2015, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of -0.71%, while Open Shares posted a total return of -0.98%, as compared with the -0.93% return for the Cash Pay Index.

The Portfolio’s Institutional shares outperformed the Cash Pay Index for 2015 due to its overweight position in BB-rated securities. By a wide margin, the BB sector was the best performing rating category in the high yield market for the year. As measured by each rating category within the high yield market, the more risk taken on this year, the lower the return.

Performance was helped by an underweight position in the telecommunications sector and an overweight position in media. To a lesser extent, overweight positions in the leisure and technology & electronics sectors also aided performance. Performance was hurt by an underweight position in energy and an overweight holding in the transportation sector. To a lesser extent, underweight positions in the banking and financial services sectors also detracted from performance. Throughout the market volatility of the past several years, we have maintained our credit discipline. As of December 31, 2015, approximately 73% of the holdings by market value were rated BB- or better by Standard & Poor’s and 88% were rated B+ or better. The Portfolio’s effective duration is approximately 4.4 years, as compared to the Cash Pay Index duration of 4.6 years. The Portfolio is shorter in maturity by design to protect against rising interest rates.

Lazard US Short Duration Fixed Income Portfolio

For the year ended December 31, 2015, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of 0.05%, while Open Shares posted a total return of 0.77%, as compared with the 0.54% return for the BofA Merrill Lynch 1-3 Year US Treasury® Index.

The Portfolio lagged for the year due to an underweight position in 2-3 year US Treasury securities,

which outperformed in 2015. Investments in US energy corporates also detracted from returns as spreads widened due to the collapse in oil prices. Performance was helped by outperformance in other US corporate securities.

As of December 31, 2015, we maintained a duration positioning that was relatively short to the index, as we are concerned about the possibility of increasing short rates. The Portfolio maintained a healthy allocation to credit positions, particularly in BBB rated corporates. US financials remained a sizable portion of the credit positioning. We also increased weightings during the period in consumer asset-backed securities, which reflected ongoing strength in consumer lending. We remained significantly underweight US Treasury securities as they appear relatively expensive.

Lazard Global Fixed Income Portfolio

For the year ended December 31, 2015, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of -4.03%, while Open Shares posted a total return of -4.31%, as compared with the -3.15% return for the Barclays Capital Global Aggregate Bond® Index.

The Portfolio’s performance was helped by its country allocations, namely its overweight exposures to Canada, Mexico, Australia, and New Zealand. The Portfolio’s defensive duration and yield curve positioning in the United States and the euro zone added value, notably through a combination of its underweight allocation, government bond sector exposure, and long maturity bond holdings. Tactical currency exposure to the Swiss franc and an underweight exposure to the euro in favor of the US dollar also helped performance. Conversely, the Portfolio’s underweight position in the Japanese bond market and its modest exposures to a variety of currencies, including the pound sterling, Norwegian krone, Chilean peso, and Mexican peso, detracted from performance during the reporting period.

The portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. During 2015, the use of forward currency contracts had a positive impact on the Portfolio.

Annual Report  5

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

6  Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index*

Average Annual Total Returns*

Years Ended December 31, 2015

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	-0.71%	5.11%	5.76%
Open Shares**	-0.98%	4.81%	5.46%
Cash Pay Index	-0.93%	5.68%	6.08%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. High Yield Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Corporate Income Portfolio and changed its policy with respect to the investment of 80% of its assets and certain related policies. The Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-government issuers similar to corporations, which securities are tied economically to the US.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Cash Pay Index is the BofA Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index which is constructed to mirror the BB-B Non Distressed sector of the public high yield corporate debt market and is a subset of the BofA Merrill Lynch High Yield Cash Pay® Index. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  7

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and BofA Merrill Lynch 1-3 Year US Treasury® Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	0.05%	1.25%
Open Shares**	0.77%	1.20%
BofA Merrill Lynch 1-3 Year US Treasury Index	0.54%	0.71%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Municipal Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Short Duration Fixed Income Portfolio and changed its investment objective and investment strategy and policies (including the policy with respect to the investment of 80% of its assets). The Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed securities.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The BofA Merrill Lynch 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

8  Annual Report

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Barclays Capital Global Aggregate Bond® Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	-4.03%	-1.32%
Open Shares**	-4.31%	-1.61%
Barclays Capital Global Aggregate Bond Index	-3.15%	-0.50%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 30, 2012.

Annual Report  9

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2015 through December 31, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10  Annual Report

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	7/1/15	12/31/15	7/1/15 - 12/31/15	7/1/15 - 12/31/15

US Corporate Income
Institutional Shares
Actual	$1,000.00	$968.80	$2.73	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$967.60	$4.22	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$997.70	$2.01	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Open Shares
Actual	$1,000.00	$1,007.30	$3.54	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%

Global Fixed Income
Institutional Shares
Actual	$1,000.00	$985.60	$3.75	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$983.10	$5.25	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report  11

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating December 31, 2015

	Lazard	Lazard US Short	Lazard Global
	US Corporate	Duration Fixed	Fixed Income
S&P Credit Rating*	Income Portfolio	Income Portfolio	Portfolio

AAA	—%	5.5%	13.0%
AA+	—	42.8	13.1
AA	—	—	1.9
AA-	—	1.7	5.6
A+	—	—	10.5
A	—	3.5	10.9
A-	—	3.5	3.6
BBB+	—	19.9	7.8
BBB	2.4	15.3	5.7
BBB-	4.0	2.1	5.1
BB+	14.1	—	4.1
BB	21.9	—	0.6
BB-	26.7	—	1.9
B+	13.9	—	—
B	8.0	—	—
B-	3.9	—	—
NR	—	—	1.6
NA	0.6	4.7	11.2
Short-Term Investments	4.5	1.0	3.4
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

12  Annual Report

The Lazard Funds, Inc. Portfolios of Investments December 31, 2015

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 93.3%

Aerospace & Defense | 1.3%
Bombardier, Inc., 7.750%, 03/15/20 (a)	$975	$787,313
KLX, Inc., 5.875%, 12/01/22 (a)	1,400	1,330,000
Triumph Group, Inc., 4.875%, 04/01/21	1,400	1,127,875
		3,245,188
Automotive | 2.2%
Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	1,800	1,768,500
Schaeffler Finance BV, 4.750%, 05/15/21 (a)	1,850	1,859,250
The Goodyear Tire & Rubber Co., 5.125%, 11/15/23	1,800	1,845,000
		5,472,750
Building Materials | 2.2%
HD Supply, Inc., 5.250%, 12/15/21 (a)	1,500	1,530,000
Masco Corp., 6.125%, 10/03/16	1,500	1,544,970
USG Corp., 9.750%, 01/15/18	675	750,938
WESCO Distribution, Inc., 5.375%, 12/15/21	1,600	1,536,000
		5,361,908
Cable Television | 6.3%
Cable One, Inc., 5.750%, 06/15/22 (a)	1,750	1,741,250
Cablevision Systems Corp., 7.750%, 04/15/18	1,500	1,560,000
CCO Holdings LLC, 5.250%, 03/15/21	1,950	2,025,562
Cequel Communications Holdings I LLC, 6.375%, 09/15/20 (a)	1,800	1,759,500
DISH DBS Corp., 5.125%, 05/01/20	1,600	1,584,000
Mediacom Broadband LLC, 5.500%, 04/15/21	1,500	1,443,750
Unitymedia Hessen GmbH & Co. KG, 5.500%, 01/15/23 (a)	1,800	1,795,500
Description	Principal Amount (000)	Value

Videotron, Ltd., 5.000%, 07/15/22	$1,808	$1,808,000
Virgin Media Secured Finance PLC, 5.375%, 04/15/21 (a)	1,629	1,681,943
		15,399,505
Chemicals | 3.7%
Chemtura Corp., 5.750%, 07/15/21	1,400	1,407,000
Eagle Spinco, Inc., 4.625%, 02/15/21	1,400	1,288,000
Huntsman International LLC, 4.875%, 11/15/20	1,600	1,460,000
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	931,666
Platform Specialty Products Corp., 6.500%, 02/01/22 (a)	1,700	1,470,500
Tronox Finance LLC, 6.375%, 08/15/20	1,400	842,520
WR Grace & Co-Conn, 5.125%, 10/01/21 (a)	1,700	1,717,000
		9,116,686
Communications Equipment | 1.3%
Belden, Inc., 5.500%, 09/01/22 (a)	1,750	1,684,375
CommScope, Inc., 5.000%, 06/15/21 (a)	1,500	1,438,125
		3,122,500
Computer Software & Services | 2.6%
Activision Blizzard, Inc., 5.625%, 09/15/21 (a)	1,400	1,466,500
First Data Corp.:
6.750%, 11/01/20 (a)	260	272,675
5.375%, 08/15/23 (a)	1,600	1,608,000
Nuance Communications, Inc., 5.375%, 08/15/20 (a)	1,373	1,374,812
VeriSign, Inc., 4.625%, 05/01/23	1,800	1,742,850
		6,464,837
Consumer Products | 1.3%
First Quality Finance Co., Inc., 4.625%, 05/15/21 (a)	1,500	1,365,000
Tempur Sealy International, Inc., 5.625%, 10/15/23 (a)	1,750	1,767,500
		3,132,500

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)

Diversified | 1.2%
Amsted Industries, Inc., 5.000%, 03/15/22 (a)	$1,700	$1,700,000
Griffon Corp., 5.250%, 03/01/22	1,400	1,335,250
		3,035,250
Electric Generation | 1.1%
AES Corp., 7.375%, 07/01/21	1,095	1,116,900
Calpine Corp., 6.000%, 01/15/22 (a)	1,500	1,548,285
		2,665,185
Electronics | 0.6%
Amkor Technologies, Inc., 6.625%, 06/01/21	1,400	1,389,500

Energy Exploration & Production | 2.5%
Antero Resources Corp., 5.125%, 12/01/22	1,850	1,406,000
EP Energy LLC, 9.375%, 05/01/20	1,600	1,020,000
Range Resources Corp., 5.000%, 08/15/22	1,700	1,270,750
Whiting Petroleum Corp., 5.750%, 03/15/21	1,750	1,275,750
WPX Energy, Inc., 6.000%, 01/15/22	1,700	1,190,000
		6,162,500
Energy Services | 1.7%
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21	1,600	1,088,000
Northern Tier Energy LLC, 7.125%, 11/15/20	1,250	1,262,500
PBF Holding Co. LLC:
8.250%, 02/15/20	900	931,500
7.000%, 11/15/23 (a)	900	877,500
		4,159,500
Environmental | 1.1%
Clean Harbors, Inc., 5.250%, 08/01/20	1,750	1,785,000
Darling Ingredients, Inc., 5.375%, 01/15/22	850	837,250
		2,622,250
Description	Principal Amount (000)	Value

Financial Services | 1.7%
Aircastle, Ltd., 5.125%, 03/15/21	$1,500	$1,541,250
Icahn Enterprises LP, 6.000%, 08/01/20	1,500	1,512,600
International Lease Finance Corp.:
5.750%, 05/15/16	500	506,875
8.750%, 03/15/17	500	532,500
		4,093,225
Food & Beverages | 2.3%
B&G Foods, Inc., 4.625%, 06/01/21	1,500	1,485,000
Constellation Brands, Inc., 7.250%, 05/15/17	950	1,011,750
Post Holdings, Inc., 7.375%, 02/15/22	1,650	1,720,125
TreeHouse Foods, Inc., 4.875%, 03/15/22	1,500	1,428,750
		5,645,625
Forest & Paper Products | 1.4%
Cascades, Inc., 5.500%, 07/15/22 (a)	1,500	1,455,000
Smurfit Kappa Acquisitions, 4.875%, 09/15/18 (a)	1,050	1,081,500
Smurfit Kappa Treasury Funding, Ltd., 7.500%, 11/20/25	750	864,375
		3,400,875
Gaming | 3.1%
GLP Capital LP, 4.875%, 11/01/20	1,500	1,470,000
International Game Technology PLC:
5.625%, 02/15/20 (a)	250	246,250
6.250%, 02/15/22 (a)	1,450	1,355,750
MGM Resorts International, 6.625%, 12/15/21	1,000	1,023,750
Pinnacle Entertainment, Inc., 6.375%, 08/01/21	1,250	1,314,062
Scientific Games International, Inc., 6.250%, 09/01/20	750	352,500
Wynn Las Vegas LLC, 5.375%, 03/15/22	2,007	1,907,112
		7,669,424
Gas Distribution | 6.4%
AmeriGas Finance LLC, 6.750%, 05/20/20	1,525	1,483,063

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)
Energy Transfer Equity LP, 7.500%, 10/15/20	$1,250	$1,156,250
Ferrellgas LP, 6.500%, 05/01/21	500	425,000
Ferrellgas Partners LP, 8.625%, 06/15/20	520	488,800
Kinder Morgan, Inc.:
7.000%, 06/15/17	650	669,569
5.000%, 02/15/21 (a)	1,275	1,212,007
ONEOK Partners LP, 5.000%, 09/15/23	2,000	1,751,394
Regency Energy Partners LP, 5.750%, 09/01/20	1,300	1,270,108
Rockies Express Pipeline LLC, 6.850%, 07/15/18 (a)	1,450	1,421,000
Suburban Propane Partners LP, 7.375%, 08/01/21	1,531	1,469,760
Sunoco LP, 6.375%, 04/01/23 (a)	1,700	1,598,000
Targa Resources Partners LP, 5.250%, 05/01/23	1,800	1,458,000
Tesoro Logistics LP, 6.125%, 10/15/21	1,383	1,313,850
		15,716,801
Health Services | 5.9%
Community Health Systems, Inc., 8.000%, 11/15/19	1,400	1,410,500
Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19 (a)	1,097	1,182,018
Grifols Worldwide Operations, Ltd., 5.250%, 04/01/22	1,475	1,482,375
HCA, Inc., 6.500%, 02/15/20	1,600	1,743,200
HealthSouth Corp., 5.125%, 03/15/23	1,801	1,724,457
Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (a)	1,800	1,836,000
LifePoint Health, Inc., 5.500%, 12/01/21	1,400	1,424,500
Molina Healthcare, Inc., 5.375%, 11/15/22 (a)	1,700	1,700,000
Tenet Healthcare Corp.:
4.750%, 06/01/20	700	703,500
4.375%, 10/01/21	1,250	1,206,250
		14,412,800
Description	Principal Amount (000)	Value

Leisure & Entertainment | 4.8%
ACCO Brands Corp., 6.750%, 04/30/20	$1,750	$1,802,500
Cedar Fair LP, 5.250%, 03/15/21	1,800	1,854,000
Cinemark USA, Inc., 4.875%, 06/01/23	1,800	1,755,000
Hilton Worldwide Finance LLC, 5.625%, 10/15/21	1,750	1,813,437
Regal Entertainment Group, 5.750%, 03/15/22	1,450	1,450,000
RHP Hotel Properties LP, 5.000%, 04/15/23	1,775	1,775,000
Six Flags Entertainment Corp., 5.250%, 01/15/21 (a)	1,400	1,417,500
		11,867,437
Machinery | 1.0%
Terex Corp., 6.500%, 04/01/20	1,600	1,540,000
The Manitowoc Co., Inc., 8.500%, 11/01/20	1,000	1,035,000
		2,575,000
Media | 9.3%
AMC Networks, Inc., 4.750%, 12/15/22	1,500	1,500,000
Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,750	1,706,250
Lamar Media Corp., 5.875%, 02/01/22	1,685	1,769,250
LIN Television Corp., 5.875%, 11/15/22	1,750	1,741,250
Netflix, Inc., 5.375%, 02/01/21	1,450	1,522,500
Nielsen Finance LLC, 5.000%, 04/15/22 (a)	1,800	1,777,500
Outfront Media Capital LLC, 5.250%, 02/15/22	1,500	1,533,750
Sinclair Television Group, Inc., 5.375%, 04/01/21	1,900	1,904,750
Sirius XM Radio, Inc., 5.750%, 08/01/21 (a)	1,500	1,548,750
Starz LLC, 5.000%, 09/15/19	725	734,062
TEGNA, Inc.,
7.125%, 09/01/18	469	478,380
6.375%, 10/15/23	1,500	1,582,500

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)
Tribune Media Co., 5.875%, 07/15/22 (a)	$1,800	$1,800,000
Univision Communications, Inc., 5.125%, 05/15/23 (a)	1,800	1,732,500
WMG Acquisition Corp., 6.000%, 01/15/21 (a)	1,620	1,628,100
		22,959,542
Packaging | 4.1%
Ball Corp., 4.000%, 11/15/23	1,900	1,812,125
Crown Americas LLC, 4.500%, 01/15/23	1,800	1,759,500
Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22 (a)	1,892	1,849,430
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,500	1,525,785
Sealed Air Corp., 4.875%, 12/01/22 (a)	1,700	1,704,250
Silgan Holdings, Inc., 5.000%, 04/01/20	1,475	1,500,812
		10,151,902
Pharmaceutical & Biotechnology | 1.6%
Endo Finance LLC, 5.750%, 01/15/22 (a)	1,600	1,552,000
Mallinckrodt International Finance SA, 5.750%, 08/01/22 (a)	1,700	1,632,000
Valeant Pharmaceuticals International, 6.375%, 10/15/20 (a)	750	723,750
		3,907,750
Printing & Publishing | 1.4%
R.R. Donnelley & Sons Co., 7.250%, 05/15/18	1,016	1,066,800
The McClatchy Co., 9.000%, 12/15/22	1,100	979,000
Time, Inc., 5.750%, 04/15/22 (a)	1,425	1,303,875
		3,349,675
Real Estate | 0.6%
DuPont Fabros Technology LP, 5.875%, 09/15/21	1,400	1,456,000
Description	Principal Amount (000)	Value

Restaurants | 0.7%
1011778 BC ULC, 4.625%, 01/15/22 (a)	$1,800	$1,804,500

Retail | 2.9%
Argos Merger Sub, Inc., 7.125%, 03/15/23 (a)	1,600	1,586,400
Dollar Tree, Inc.:
5.250%, 03/01/20 (a)	75	77,438
5.750%, 03/01/23 (a)	1,750	1,824,375
Group 1 Automotive, Inc., 5.000%, 06/01/22	1,912	1,892,880
Ingles Markets, Inc., 5.750%, 06/15/23	1,750	1,745,625
		7,126,718
Steel-Producers | 1.5%
ArcelorMittal, 6.500%, 03/01/21	1,400	1,126,846
Steel Dynamics, Inc., 6.125%, 08/15/19	1,800	1,813,500
United States Steel Corp., 6.050%, 06/01/17	950	769,500
		3,709,846
Support Services | 5.7%
Algeco Scotsman Global Finance PLC, 8.500%, 10/15/18 (a)	1,250	1,046,875
Audatex North America, Inc., 6.000%, 06/15/21 (a)	1,400	1,410,500
Avis Budget Car Finance, Inc., 5.125%, 06/01/22 (a)	1,600	1,580,000
DigitalGlobe, Inc., 5.250%, 02/01/21 (a)	1,750	1,470,000
IHS, Inc., 5.000%, 11/01/22	1,750	1,771,875
Iron Mountain, Inc., 6.000%, 08/15/23	1,700	1,759,500
The ADT Corp., 6.250%, 10/15/21	1,400	1,462,370
United Rentals North America, Inc.:
7.375%, 05/15/20	750	791,250
4.625%, 07/15/23	1,100	1,097,250
West Corp., 5.375%, 07/15/22 (a)	1,750	1,509,375
		13,898,995

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (concluded)

Technology Hardware | 1.9%
Denali Borrower Finance Corp., 5.625%, 10/15/20 (a)	$1,400	$1,466,500
NCR Corp., 4.625%, 02/15/21	1,568	1,493,520
Plantronics, Inc., 5.500%, 05/31/23 (a)	1,750	1,741,250
		4,701,270
Telecommunications | 7.2%
CenturyLink, Inc., 5.625%, 04/01/20	1,800	1,779,750
Communications Sales & Leasing, Inc., 6.000%, 04/15/23 (a)	1,700	1,606,500
Crown Castle International Corp., 4.875%, 04/15/22	1,500	1,556,250
Equinix, Inc., 4.875%, 04/01/20	1,872	1,945,944
Frontier Communications Corp., 8.125%, 10/01/18	1,500	1,548,750
Inmarsat Finance PLC, 4.875%, 05/15/22 (a)	1,750	1,706,250
Intelsat Jackson Holdings SA, 7.250%, 04/01/19	1,300	1,192,750
Level 3 Financing, Inc., 5.125%, 05/01/23 (a)	1,800	1,786,500
SBA Telecommunications, Inc., 5.750%, 07/15/20	1,500	1,560,000
Sprint Capital Corp., 6.900%, 05/01/19	1,475	1,202,125
T-Mobile USA, Inc., 6.250%, 04/01/21	1,850	1,910,125
		17,794,944
Description	Principal Amount (000)	Value

Transportation | 0.7%
Hapag-Lloyd AG, 9.750%, 10/15/17 (a)	$533	$538,330
Teekay Corp., 8.500%, 01/15/20	1,725	1,164,375
		1,702,705
Total Corporate Bonds (Identified cost $239,468,620)		229,295,093

Description	Shares	Value

Short-Term Investment | 4.5%
State Street Institutional Treasury Money Market Fund (Identified cost $10,935,658)	10,935,658	$10,935,658

Total Investments | 97.8% (Identified cost $250,404,278) (b)		$240,230,751

Cash and Other Assets in Excess of Liabilities | 2.2%		5,448,771

Net Assets | 100.0%		$245,679,522

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Principal Amount (000)	Value

Lazard US Short Duration Fixed Income Portfolio

Asset-Backed Securities | 10.1%

Automotive | 7.5%
Ally Auto Receivables Trust, 1.390%, 09/16/19	$1,275	$1,269,729
BMW Vehicle Lease Trust, 1.400%, 02/20/19	2,175	2,162,473
GM Financial Automobile Leasing Trust:
1.530%, 09/20/18	1,460	1,452,822
1.680%, 12/20/18	1,625	1,615,766
GMF Floorplan Owner Revolving Trust, 1.650%, 05/15/20 (a)	1,200	1,187,399
		7,688,189
Financial Services | 2.6%
Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	2,550	2,723,886

Total Asset-Backed Securities (Identified cost $10,509,319)		10,412,075

Corporate Bonds | 40.7%

Banking | 4.6%
Bank of America Corp.:
3.625%, 03/17/16	700	703,598
3.750%, 07/12/16	1,710	1,731,406
6.500%, 08/01/16	1,555	1,600,316
5.625%, 10/14/16	725	747,934
		4,783,254
Cable Television | 4.1%
DIRECTV Holdings LLC, 2.400%, 03/15/17	2,262	2,280,277
Time Warner Cable, Inc., 5.850%, 05/01/17	1,835	1,919,709
		4,199,986
Energy Exploration & Production | 4.0%
Anadarko Petroleum Corp., 6.375%, 09/15/17	2,025	2,123,417
Marathon Oil Corp., 6.000%, 10/01/17	1,959	1,996,819
		4,120,236
Description	Principal Amount (000)	Value

Energy Services | 2.5%
ONEOK Partners LP:
3.250%, 02/01/16	$1,344	$1,346,330
2.000%, 10/01/17	1,300	1,241,811
		2,588,141
Financial Services | 19.5%
Citigroup, Inc.:
3.953%, 06/15/16	1,090	1,105,095
1.700%, 07/25/16	250	250,801
1.350%, 03/10/17	1,975	1,967,544
Ford Motor Credit Co. LLC, 8.000%, 12/15/16	2,030	2,145,897
JPMorgan Chase & Co.:
2.600%, 01/15/16	400	400,167
3.150%, 07/05/16	2,630	2,657,134
1.350%, 02/15/17	505	503,998
Morgan Stanley:
3.800%, 04/29/16	3,175	3,201,848
5.750%, 10/18/16	822	850,153
The Goldman Sachs Group, Inc.:
3.625%, 02/07/16	2,475	2,481,269
6.250%, 09/01/17	1,800	1,927,651
The Western Union Co., 5.930%, 10/01/16	2,526	2,606,183
		20,097,740
Retail | 4.4%
CVS Health Corp., 1.200%, 12/05/16	2,280	2,280,379
The Kroger Co., 1.200%, 10/17/16	2,280	2,275,522
		4,555,901
Transportation | 1.6%
CSX Corp., 7.900%, 05/01/17	1,525	1,650,199

Total Corporate Bonds (Identified cost $42,284,368)		41,995,457

Municipal Bonds | 5.2%

California | 1.7%
California State Taxable Various Purpose:
1.050%, 02/01/16	1,175	1,175,670
5.500%, 03/01/16	575	579,658
		1,755,328

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Principal Amount (000)	Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

Illinois | 0.5%
Railsplitter Illinois Tobacco Settlement Authority, 4.125%, 06/01/16	$500	$506,690

Kentucky | 3.0%
Kentucky State Asset Liability Commission General Funding Revenue, 3.165%, 04/01/18	3,053	3,093,305

Total Municipal Bonds (Identified cost $5,387,171)		5,355,323

US Government Securities | 37.7%

Mortgage-Backed Securities | 37.7%
Federal Home Loan Mortgage Corp.:
Pool# 1B4676, 2.533%, 05/01/40	732	773,730
Pool# 1B8709, 2.187%, 08/01/34	1,946	2,043,698
Pool# 1H2577, 2.487%, 09/01/35	1,174	1,237,611
Pool# 848138, 2.557%, 07/01/38	1,047	1,109,577
Pool# 848514, 2.643%, 03/01/32	2,135	2,256,911
Pool# 848517, 2.546%, 12/01/34	1,555	1,643,660
Pool# 849414, 2.513%, 07/01/35	1,975	2,087,201
Pool# G11720, 4.500%, 08/01/20	313	325,286
Pool# G13867, 5.000%, 06/01/25	483	521,310
Series 2628, Class QN, 3.750%, 06/15/32	842	863,562
Series 2976, Class LF, 0.671%, 05/15/35	1,401	1,403,137
Series 3153, Class FJ, 0.711%, 05/15/36	855	859,166
Series 3725, Class A, 3.500%, 09/15/24	269	276,384
Federal National Mortgage Association:
Pool# 725296, 2.221%, 03/01/34	870	919,825
Pool# 725429, 5.000%, 05/01/19	421	440,066
Pool# 889735, 5.500%, 07/01/23	435	474,494
Pool# 889828, 5.000%, 10/01/19	297	313,725
Pool# 963058, 2.528%, 05/01/38	798	849,467
Pool# 995609, 2.587%, 04/01/35	1,029	1,092,441
Pool# AD0278, 4.279%, 09/01/39	242	256,852
Pool# AD0701, 2.316%, 02/01/37	1,193	1,254,753
Pool# AE0149, 2.442%, 12/01/36	1,036	1,095,876
Pool# AE0315, 4.500%, 02/01/21	108	111,950
Pool# AE0887, 2.490%, 09/01/40	421	447,192
Description	Principal Amount (000)	Value

Pool# AL0345, 2.499%, 11/01/35	$905	$953,222
Pool# AL3232, 2.542%, 02/01/40	492	523,634
Pool# AL3260, 2.470%, 07/01/38	617	655,015
Pool# AL3739, 2.423%, 07/01/38	341	360,717
Pool# AL3746, 2.436%, 01/01/37	1,137	1,200,403
Pool# AL3941, 6.000%, 03/01/24	589	630,823
Pool# AL4118, 2.510%, 05/01/35	745	787,244
Pool# AL4545, 2.454%, 05/01/39	943	996,009
Pool# AL4660, 2.448%, 11/01/41	969	1,026,804
Pool# AL5574, 2.439%, 12/01/40	1,563	1,650,928
Pool# AL5642, 2.463%, 05/01/39	2,077	2,194,799
Series 2005-45, Class XA, 0.762%, 06/25/35	1,530	1,532,911
Series 2006-101, Class FA, 0.842%, 10/25/36	1,735	1,744,661
Series 2007-85, Class FL, 0.962%, 09/25/37	805	814,056
Series 2009-70, Class NL, 3.000%, 08/25/19	1,235	1,258,526

Total US Government Securities (Identified cost $39,080,833)		38,987,626

US Treasury Security | 4.8%
US Treasury Note, 0.750%, 10/31/17 (Identified cost $4,979,010)	5,000	4,973,770

Description	Shares	Value

Short-Term Investment | 1.0%
State Street Institutional Treasury Money Market Fund (Identified cost $986,474)	986,474	$986,474

Total Investments | 99.5% (Identified cost $103,227,175) (b)		$102,710,725

Cash and Other Assets in Excess of Liabilities | 0.5%		465,721

Net Assets | 100.0%		$103,176,446

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 30.8%

Australia | 2.1%
Telstra Corp., Ltd., 4.000%, 11/15/17	AUD	130	$96,384
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	35	26,172
			122,556

Canada | 5.6%
John Deere Canada Funding, Inc., 2.300%, 01/17/18	CAD	30	22,033
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	60	48,035
Suncor Energy, Inc., 6.100%, 06/01/18	USD	50	53,783
The Bank of Nova Scotia, 2.125%, 09/11/19	USD	100	99,903
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	45	44,989
2.621%, 12/22/21	CAD	80	58,982
			327,725
Chile | 1.7%
Codelco, Inc., 3.750%, 11/04/20	USD	100	97,883

France | 1.0%
Orange SA, 5.375%, 07/08/19	USD	55	60,629

Italy | 1.1%
Atlantia SpA, 4.375%, 09/16/25	EUR	50	66,952

Luxembourg | 0.6%
ArcelorMittal, 5.500%, 02/25/17	USD	35	33,807

Netherlands | 0.9%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	70	50,200

Norway | 0.9%
Statoil ASA, 3.700%, 03/01/24	USD	50	50,683
Description	Security Currency	Principal Amount (000)	Value

United Kingdom | 3.6%
GKN Holdings PLC, 6.750%, 10/28/19	GBP	30	$49,935
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	50	84,305
SSE PLC, 5.000%, 10/01/18	GBP	50	79,604
			213,844
United States | 13.3%
Apple, Inc., 3.850%, 05/04/43	USD	55	50,676
Constellation Brands, Inc., 7.250%, 05/15/17	USD	50	53,250
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20	USD	30	30,300
General Electric Capital Corp., 5.500%, 02/01/17	NZD	90	62,736
HCA, Inc., 6.500%, 02/15/20	USD	40	43,580
John Deere Capital Corp., 2.300%, 09/16/19	USD	30	30,120
Marathon Petroleum Corp., 3.625%, 09/15/24	USD	35	32,632
Nestle Holdings, Inc.:
2.500%, 07/10/17	NOK	250	28,818
2.750%, 04/15/20	NOK	340	40,618
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	95	67,184
3.625%, 01/22/23	USD	60	60,704
The Home Depot, Inc., 2.625%, 06/01/22	USD	65	64,940
Union Pacific Corp., 4.163%, 07/15/22	USD	60	64,895
United Rentals North America, Inc., 4.625%, 07/15/23	USD	35	34,912
Valero Energy Corp., 6.125%, 02/01/20	USD	55	60,674
Verizon Communications, Inc., 1.350%, 06/09/17	USD	50	49,858
			775,897
Total Corporate Bonds (Identified cost $1,931,318)			1,800,176

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

Foreign Government Obligations | 48.1%

Australia | 2.5%
Queensland Treasury Corp., 5.500%, 06/21/21	AUD	105	$87,098
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	70	60,690
			147,788
Bahamas | 1.6%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	80	93,400

Bermuda | 1.9%
Government of Bermuda, 5.603%, 07/20/20	USD	100	109,375

Canada | 5.5%
City of Vancouver, 2.900%, 11/20/25	CAD	40	29,443
Province of Alberta, 4.000%, 12/01/19	CAD	85	67,904
Province of British Columbia, 3.700%, 12/18/20	CAD	80	64,250
Province of Ontario, 2.450%, 06/29/22	USD	60	59,471
Province of Quebec, 3.500%, 07/29/20	USD	95	100,486
			321,554
Chile | 0.9%
Republic of Chile, 5.500%, 08/05/20	CLP	37,500	54,539

Colombia | 1.8%
Republic of Colombia, 7.375%, 01/27/17	USD	100	105,000

Hungary | 2.1%
Hungary Government Bonds:
3.500%, 06/24/20	HUF	17,050	61,050
5.500%, 06/24/25	HUF	15,030	60,689
			121,739
Description	Security Currency	Principal Amount (000)	Value

Ireland | 3.6%
Irish Treasury:
3.400%, 03/18/24	EUR	95	$122,861
2.400%, 05/15/30	EUR	75	88,992
			211,853
Italy | 1.1%
Italy Buoni Poliennali Del Tesoro, 1.500%, 06/01/25	EUR	60	65,249

Mexico | 5.4%
Mexican Bonos:
4.750%, 06/14/18	MXN	2,000	116,601
6.500%, 06/09/22	MXN	970	57,913
Mexican Udibonos, 2.500%, 12/10/20	MXN	1,022	57,707
United Mexican States, 6.750%, 02/06/24	GBP	48	86,112
			318,333
New Zealand | 3.0%
Auckland Council, 4.620%, 03/29/16	NZD	100	68,661
New Zealand Government Bond, 3.000%, 04/15/20	NZD	110	75,503
New Zealand Local Government Funding Agency, 6.000%, 12/15/17	NZD	40	28,849
			173,013
Norway | 2.1%
Oslo Kommune, 3.550%, 02/12/21	NOK	1,000	121,523

Philippines | 2.2%
Republic of Philippines, 4.950%, 01/15/21	PHP	6,000	129,423

Poland | 3.9%
Poland Government Bond, 1.790%, 01/25/21	PLN	600	150,205
Republic of Poland, 3.000%, 03/17/23	USD	77	76,219
			226,424
Portugal | 0.5%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25	EUR	25	27,979

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

Romania | 1.0%
Romanian Government Bonds:
3.625%, 04/24/24	EUR	32	$38,036
2.875%, 10/28/24	EUR	20	22,463
			60,499
Singapore | 1.6%
Singapore Government Bond, 3.000%, 09/01/24	SGD	129	94,164

Spain | 1.0%
Spain Government Bond, 1.600%, 04/30/25	EUR	55	59,413

Sweden | 1.3%
Svensk Exportkredit AB, 1.875%, 12/21/18	GBP	50	74,842

United Kingdom | 3.2%
United Kingdom Treasury:
1.750%, 07/22/19	GBP	40	60,252
2.250%, 09/07/23	GBP	85	129,687
			189,939
Vietnam | 1.9%
Socialist Republic of Vietnam, 6.750%, 01/29/20	USD	100	109,875

Total Foreign Government Obligations (Identified cost $3,033,257)			2,815,924

Quasi Government Bonds | 1.4%

Canada | 0.6%
Hydro-Quebec, 9.625%, 07/15/22	CAD	30	31,965

Germany | 0.3%
Landeskreditbank Baden-Wuerttemberg Foerderbank, 3.000%, 05/22/17	NOK	160	18,552
Description	Security Currency	Principal Amount (000)	Value

South Korea | 0.5%
The Korea Development Bank, 4.500%, 11/22/19	AUD	40	$30,053

Total Quasi Government Bonds (Identified cost $92,550)			80,570

Supranationals | 6.3%
Asian Development Bank, 2.125%, 03/19/25	USD	60	58,556
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	85	90,491
Inter-American Development Bank, 6.000%, 12/15/17	NZD	55	39,610
International Bank for Reconstruction & Development, 2.375%, 09/26/16	CNY	780	116,701
International Finance Corp., 6.450%, 10/30/18	INR	4,160	62,107

Total Supranationals (Identified cost $379,826)			367,465

US Municipal Bonds | 4.9%

Alaska | 1.5%
Alaska State Qualified School Construction Bond, 5.342%, 08/01/27	USD	75	88,461

Texas | 2.3%
Texas State Build America Bond Series A, 4.123%, 04/01/25	USD	50	55,166
University of Texas Build America Bond Series B, 6.276%, 08/15/41	USD	70	78,016
			133,182
Utah | 1.1%
Utah State Build America Bond Series D, 4.554%, 07/01/24	USD	55	61,821

Total US Municipal Bonds (Identified cost $284,165)			283,464

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

US Treasury Securities | 4.2%
US Treasury Bond, 2.875%, 08/15/45	USD	62	$60,099
US Treasury Note, 2.125%, 05/15/25	USD	190	187,509

Total US Treasury Securities (Identified cost $250,214)			247,608
Description	Shares	Value

Short-Term Investment | 3.3%
State Street Institutional Treasury Money Market Fund (Identified cost $195,875)	195,875	$195,875

Total Investments | 99.0% (Identified cost $6,167,205) (b), (c)		$5,791,082

Cash and Other Assets in Excess of Liabilities | 1.0%		60,078

Net Assets | 100.0%		$5,851,160

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Lazard Global Fixed Income Portfolio (continued)

Forward Currency Contracts open at December 31, 2015:

				Cost
		Settlement		on Origination	Unrealized	Unrealized
Currency	Counterparty	Date	Quantity	Date^	Appreciation	Depreciation

Forward Currency Purchase Contracts
AUD	CAN	02/18/16	39,976	29,000	$67	$—
AUD	CAN	02/18/16	54,617	39,916	—	203
AUD	CIT	02/18/16	67,070	48,400	368	—
CAD	CIT	02/18/16	22,516	16,917	—	643
CNH	JPM	02/05/16	537,699	83,293	—	1,834
CZK	CIT	02/18/16	434,940	17,368	144	—
EUR	CIT	02/18/16	23,669	26,000	—	250
EUR	CIT	02/18/16	99,239	108,656	—	691
EUR	CIT	02/18/16	610,936	660,776	3,881	—
EUR	HSB	02/18/16	177,092	191,537	1,127	—
HUF	JPM	02/18/16	192,933	659	5	—
INR	JPM	03/03/16	2,018,652	29,800	431	—
JPY	CIT	02/18/16	63,084,279	514,260	11,065	—
JPY	HSB	02/18/16	4,226,390	34,900	295	—
JPY	HSB	02/18/16	48,764,281	397,492	8,586	—
KRW	CIT	01/19/16	103,693,200	88,525	—	125
MXN	CIT	02/18/16	742,105	44,700	—	1,776
MYR	HSB	02/17/16	136,469	31,630	57	—
NZD	CAN	02/18/16	46,988	32,000	52	—
NZD	CIT	02/18/16	71,790	46,400	2,570	—
SEK	CIT	02/18/16	438,361	52,187	—	191
Total Forward Currency Purchase Contracts					$28,648	$5,713

Forward Currency Sale Contracts
AUD	CAN	02/18/16	282,147	199,955	$—	$5,200
AUD	CIT	02/18/16	20,426	14,723	—	129
AUD	CIT	02/18/16	41,562	30,185	—	36
AUD	HSB	02/18/16	88,301	63,400	—	805
CAD	CIT	02/18/16	18,925	14,000	321	—
CAD	RBC	02/18/16	30,797	22,070	—	189
CAD	RBC	02/18/16	39,866	29,932	1,118	—
CAD	RBC	02/18/16	139,105	104,633	4,090	—
CLP	JPM	01/08/16	20,839,680	30,309	908	—
CNH	JPM	02/05/16	537,699	83,517	2,058	—
CZK	CIT	02/18/16	301,757	12,050	—	100
EUR	CIT	02/18/16	5,615	5,975	—	134
EUR	CIT	02/18/16	10,453	11,319	—	54
EUR	CIT	02/18/16	34,975	38,000	—	50
GBP	CIT	02/18/16	7,301	11,000	235	—
GBP	CIT	02/18/16	41,152	62,529	1,857	—
GBP	HSB	02/18/16	3,875	5,835	123	—
GBP	HSB	02/18/16	63,749	96,871	2,883	—
HUF	JPM	01/22/16	285,652	973	—	11
HUF	JPM	01/22/16	17,552,618	60,448	—	19

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Lazard Global Fixed Income Portfolio (concluded)

Forward Currency Contracts open at December 31, 2015 (concluded):

				Cost
		Settlement		on Origination	Unrealized	Unrealized
Currency	Counterparty	Date	Quantity	Date^	Appreciation	Depreciation

Forward Currency Sale Contracts (concluded)
HUF	JPM	01/22/16	17,653,210	61,697	$884	$—
INR	JPM	03/03/16	3,403,920	50,451	—	526
JPY	CIT	02/18/16	3,569,862	29,000	—	728
MXN	CIT	02/18/16	1,012,619	58,100	—	471
MXN	HSB	02/18/16	2,604,448	154,934	4,290	—
MXN	JPM	02/18/16	873,602	51,969	1,439	—
NOK	HSB	02/18/16	1,582,683	181,650	2,929	—
NZD	BRC	02/18/16	89,801	58,239	—	3,017
NZD	CAN	02/18/16	74,994	48,903	—	2,252
NZD	CAN	02/18/16	337,249	218,660	—	11,386
NZD	CIT	02/18/16	95,635	64,000	—	1,235
NZD	HSB	02/18/16	49,611	32,182	—	1,659
PHP	HSB	03/10/16	6,167,685	129,928	—	651
PLN	HSB	02/18/16	546,044	138,082	—	992
SEK	CIT	02/18/16	68,297	7,880	—	221
SGD	SCB	02/18/16	126,675	88,706	—	503
Total Forward Currency Sale Contracts					23,135	30,368

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$51,783	$36,081

^ In USD unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

Annual Report  25

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2015

(a)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2015, the percentage of net assets for each Portfolio was as follows:

Percentage of
Portfolio	Net Assets

US Corporate Income	34.1%
US Short Duration Fixed Income	1.2

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized depreciation were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation

US Corporate Income	$250,404,278	$1,818,934	$11,992,461	$(10,173,527)
US Short Duration Fixed Income	103,235,420	84,072	608,767	(524,695)
Global Fixed Income	6,185,346	16,356	410,620	(394,264)

(c)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Currency Abbreviations:
AUD	—	Australian Dollar	KRW	—	South Korean Won
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	MYR	—	Malaysian Ringgit
CNH	—	Yuan Renminbi	NOK	—	Norwegian Krone
CNY	—	Chinese Renminbi	NZD	—	New Zealand Dollar
CZK	—	Czech Koruna	PHP	—	Philippine Peso
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	SEK	—	Swedish Krona
HUF	—	Hungarian Forint	SGD	—	Singapore Dollar
INR	—	Indian Rupee	USD	—	United States Dollar
JPY	—	Japanese Yen

Counterparty Abbreviations:
BRC	—	Barclays Bank PLC	JPM	—	JPMorgan Chase Bank NA
CAN	—	Canadian Imperial Bank of Commerce	RBC	—	Royal Bank of Canada
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
HSB	—	HSBC Bank USA NA

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Lazard
Global Fixed
Income
Industry*	Portfolio

Aerospace & Defense	1.4%
Automotive	1.3
Banking	5.2
Cable Television	0.8
Electric	1.9
Energy Exploration & Production	0.6
Energy Integrated	2.8
Financial Services	3.3
Food & Beverages	2.1
Health Services	1.3
Machinery	0.9
Metals & Mining	2.2
Retail	1.1
Support Services	0.6
Technology Hardware	0.9
Telecommunications	3.5
Transportation	2.3
Subtotal	32.2
Foreign Government Obligations	48.1
Supranationals	6.3
US Municipal Bonds	4.9
US Treasury Securities	4.2
Short-Term Investment	3.3
Total Investments	99.0%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  27

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2015	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

ASSETS
Investments in securities, at value	$240,230,751	$102,710,725	$5,791,082
Foreign currency	—	—	10
Receivables for:
Capital stock sold	4,054,206	180,373	89
Interest	3,618,155	780,160	69,632
Amount due from Investment Manager (Note 3)	—	—	19,768
Gross unrealized appreciation on forward currency contracts	—	—	51,783
Total assets	247,903,112	103,671,258	5,932,364

LIABILITIES
Payables for:
Management fees	87,255	14,049	—
Accrued distribution fees	393	10	12
Investments purchased	1,832,181	—	—
Capital stock redeemed	196,482	417,578	49
Dividends	28,301	9,341	—
Gross unrealized depreciation on forward currency contracts	—	—	36,081
Other accrued expenses and payables	78,978	53,834	45,062
Total liabilities	2,223,590	494,812	81,204
Net assets	$245,679,522	$103,176,446	$5,851,160

NET ASSETS
Paid in capital	$261,666,875	$103,925,705	$6,318,754
Distributions in excess of net investment income	(28,301)	(112,388)	(75,332)
Accumulated net realized loss	(5,785,525)	(120,421)	(30,827)
Net unrealized appreciation (depreciation) on:
Investments	(10,173,527)	(516,450)	(376,123)
Foreign currency and forward currency contracts	—	—	14,688
Net assets	$245,679,522	$103,176,446	$5,851,160

Institutional Shares
Net assets	$243,711,510	$103,149,833	$5,794,783
Shares of capital stock outstanding*	52,508,225	10,433,735	663,320
Net asset value, offering and redemption price per share	$4.64	$9.89	$8.74

Open Shares
Net assets	$1,968,012	$26,613	$56,377
Shares of capital stock outstanding*	421,909	2,688	6,452
Net asset value, offering and redemption price per share	$4.66	$9.90	$8.74

Cost of investments in securities	$250,404,278	$103,227,175	$6,167,205
Cost of foreign currency	$—	$—	$10

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

28  Annual Report

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2015	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

Investment Income

Income
Interest	$12,428,227	$1,620,493	$174,858

Expenses
Management fees (Note 3)	1,244,802	278,964	30,753
Administration fees	95,267	72,318	51,232
Custodian fees	82,397	57,546	67,167
Professional services	48,297	40,178	41,363
Registration fees	39,052	44,894	41,368
Shareholders’ services	28,501	26,649	26,221
Shareholders’ reports	17,527	11,137	7,509
Directors’ fees and expenses	12,079	7,984	3,981
Distribution fees (Open Shares)	4,704	79	140
Other†	11,002	8,559	5,507
Total gross expenses	1,583,628	548,308	275,241
Management fees waived and expenses reimbursed	(333,180)	(101,871)	(209,664)
Administration fees waived	—	—	(18,750)
Total net expenses	1,250,448	446,437	46,827
Net investment income	11,177,779	1,174,056	128,031

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(2,509,607)	(507,922)	(368,967)
Foreign currency and forward currency contracts	—	—	128,815
Total net realized loss on investments, foreign currency and forward currency contracts	(2,509,607)	(507,922)	(240,152)
Net change in unrealized depreciation on:
Investments	(11,499,834)	(676,638)	(125,829)
Foreign currency and forward currency contracts	—	—	(22,395)
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(11,499,834)	(676,638)	(148,224)
Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(14,009,441)	(1,184,560)	(388,376)
Net decrease in net assets resulting from operations	$(2,831,662)	$(10,504)	$(260,345)
† Includes interest on line of credit of	$185	$—	$104

The accompanying notes are an integral part of these financial statements.

Annual Report  29

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Corporate Income Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income	$11,177,779	$10,068,292
Net realized gain (loss) on investments, foreign currency and forward currency contracts	(2,509,607)	2,785,980
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(11,499,834)	(6,840,555)
Net increase (decrease) in net assets resulting from operations	(2,831,662)	6,013,717

Distributions to shareholders
From net investment income
Institutional Shares	(11,082,202)	(9,957,360)
Open Shares	(92,905)	(110,932)
Return of capital
Institutional Shares	(2,650)	—
Open Shares	(22)	—
Net decrease in net assets resulting from distributions	(11,177,779)	(10,068,292)

Capital stock transactions
Net proceeds from sales
Institutional Shares	103,760,701	43,782,111
Open Shares	590,855	893,566
Net proceeds from reinvestment of distributions
Institutional Shares	10,752,436	9,590,665
Open Shares	66,616	83,595
Cost of shares redeemed
Institutional Shares	(42,854,354)	(38,550,105)
Open Shares	(398,515)	(1,749,305)
Net increase (decrease) in net assets from capital stock transactions	71,917,739	14,050,527

Redemption fees (Note 2(g))
Institutional Shares	714	230
Open Shares	299	—
Net increase in net assets from redemption fees	1,013	230
Total increase (decrease) in net assets	57,909,311	9,996,182
Net assets at beginning of year	187,770,211	177,774,029
Net assets at end of year*	$245,679,522	$187,770,211
*Includes distributions in excess of net investment income of	$(28,301)	$(30,973)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	37,885,592	34,990,674
Shares sold	21,150,137	8,712,871
Shares issued to shareholders from reinvestment of distributions	2,213,078	1,914,270
Shares redeemed	(8,740,582)	(7,732,223)
Net increase (decrease)	14,622,633	2,894,918
Shares outstanding at end of year	52,508,225	37,885,592

Open Shares
Shares outstanding at beginning of year	367,106	520,621
Shares sold	122,785	176,995
Shares issued to shareholders from reinvestment of distributions	13,627	16,577
Shares redeemed	(81,609)	(347,087)
Net increase (decrease)	54,803	(153,515)
Shares outstanding at end of year	421,909	367,106

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Lazard		Lazard
US Short Duration Fixed Income Portfolio		Global Fixed Income Portfolio
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$1,174,056	$810,216	$128,031	$137,091
(507,922)	(373,550)	(240,152)	(55,920)
(676,638)	(5,086)	(148,224)	(119,268)
(10,504)	431,580	(260,345)	(38,097)

(664,052)	(444,786)	—	(103,110)
(188)	(373)	—	(1,346)

(508,960)	(365,461)	(126,858)	(32,214)
(144)	(307)	(1,173)	(421)
(1,173,344)	(810,927)	(128,031)	(137,091)

25,424,572	58,139,157	1,251,885	3,151,289
87	9,999	2,586	22,418

1,003,241	684,703	127,008	135,496
528	421	1,013	1,530

(36,799,462)	(11,824,848)	(1,696,122)	(2,138,901)
(10,092)	(302,038)	—	(22,096)
(10,381,126)	46,707,394	(313,630)	1,149,736

2	—	2	—
1	—	—	30
3	—	2	30
(11,564,971)	46,328,047	(702,004)	974,578
114,741,417	68,413,370	6,553,164	5,578,586
$103,176,446	$114,741,417	$5,851,160	$6,553,164
$(112,388)	$(130,213)	$(75,332)	$(47,398)

11,477,378	6,787,754	698,777	580,570
2,549,311	5,801,329	137,334	326,904
100,774	68,339	14,136	14,115
(3,693,728)	(1,180,044)	(186,927)	(222,812)
(1,043,643)	4,689,624	(35,457)	118,207
10,433,735	11,477,378	663,320	698,777

3,637	32,684	6,051	5,931
9	996	288	2,345
53	42	113	159
(1,011)	(30,085)	—	(2,384)
(949)	(29,047)	401	120
2,688	3,637	6,452	6,051

Annual Report  31

The Lazard Funds, Inc. Financial Highlights

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of year	$4.91	$5.01	$5.01	$4.78	$4.88
Income (loss) from investment operations:
Net investment income (a)	0.24	0.26	0.30	0.33	0.35
Net realized and unrealized gain (loss)	(0.27)	(0.09)	— (b)	0.23	(0.10)

Total from investment operations	(0.03)	0.17	0.30	0.56	0.25
Less distributions from:
Net investment income	(0.24)	(0.27)	(0.30)	(0.33)	(0.35)
Return of capital	— (b)	—	—	—	—

Total distributions	(0.24)	(0.27)	(0.30)	(0.33)	(0.35)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$4.64	$4.91	$5.01	$5.01	$4.78

Total Return (c)	-0.71%	3.31%	6.17%	12.02%	5.17%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$243,712	$185,959	$175,154	$182,749	$151,278
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.69%	0.71%	0.73%	0.71%	0.73%
Net investment income	4.94%	5.28%	6.00%	6.67%	7.13%
Portfolio turnover rate	17%	28%	22%	26%	27%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of year	$4.93	$5.03	$5.04	$4.80	$4.90
Income (loss) from investment operations:
Net investment income (a)	0.23	0.25	0.29	0.32	0.33
Net realized and unrealized gain (loss)	(0.27)	(0.10)	(0.01)	0.24	(0.10)

Total from investment operations	(0.04)	0.15	0.28	0.56	0.23
Less distributions from:
Net investment income	(0.23)	(0.25)	(0.29)	(0.32)	(0.33)
Return of capital	— (b)	—	—	—	—

Total distributions	(0.23)	(0.25)	(0.29)	(0.32)	(0.33)

Redemption fees	— (b)	—	—	— (b)	— (b)

Net asset value, end of year	$4.66	$4.93	$5.03	$5.04	$4.80

Total Return (c)	-0.98%	3.01%	5.64%	11.89%	4.89%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,968	$1,811	$2,620	$4,249	$11,602
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.69%	1.55%	1.41%	1.24%	1.08%
Net investment income	4.65%	5.00%	5.69%	6.37%	6.72%
Portfolio turnover rate	17%	28%	22%	26%	27%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

32  Annual Report

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

					For the Period
Selected data for a share of capital	Year Ended				2/28/11* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$9.99	$10.03	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.10	0.09	0.11	0.14	0.17
Net realized and unrealized gain (loss)	(0.09)	(0.04)	(0.25)	0.12	0.27

Total from investment operations	0.01	0.05	(0.14)	0.26	0.44
Less distributions from:
Net investment income	(0.06)	(0.05)	(0.11)	(0.14)	(0.17)
Net realized gains	—	—	(0.03)	(0.04)	(0.04)
Return of capital	(0.05)	(0.04)	—	—	—

Total distributions	(0.11)	(0.09)	(0.14)	(0.18)	(0.21)

Redemption fees	— (b)	—	— (b)	— (b)	— (b)

Net asset value, end of period	$9.89	$9.99	$10.03	$10.31	$10.23

Total Return (c)	0.05%	0.49%	-1.39%	2.54%	4.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$103,150	$114,705	$68,086	$19,726	$11,594
Ratios to average net assets (d):
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.48%	0.52%	0.90%	1.41%	3.09%
Net investment income	1.05%	0.87%	1.06%	1.34%	1.97%
Portfolio turnover rate	57%	46%	161%	77%	60%

					For the Period
Selected data for a share of capital	Year Ended				2/28/11* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$10.01	$10.03	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.17	0.06	0.06	0.14	0.14
Net realized and unrealized gain (loss)	(0.09)	(0.02)	(0.23)	0.09	0.28

Total from investment operations	0.08	0.04	(0.17)	0.23	0.42
Less distributions from:
Net investment income	(0.14)	(0.02)	(0.08)	(0.11)	(0.15)
Net realized gains	—	—	(0.03)	(0.04)	(0.04)
Return of capital	(0.05)	(0.04)	—	—	—

Total distributions	(0.19)	(0.06)	(0.11)	(0.15)	(0.19)

Redemption fees	— (b)	—	—	—	—

Net asset value, end of period	$9.90	$10.01	$10.03	$10.31	$10.23

Total Return (c)	0.77%	0.38%	-1.70%	2.24%	4.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27	$36	$328	$4	$103
Ratios to average net assets (d):
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	42.51%	17.62%	8.10%	38.11%	18.49%
Net investment income	1.68%	0.60%	0.65%	1.32%	1.69%
Portfolio turnover rate	57%	46%	161%	77%	60%

*	The Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  33

LAZARD GLOBAL FIXED INCOME PORTFOLIO

				For the Period
Selected data for a share of capital	Year Ended			3/30/12* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$9.30	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.19	0.22	0.23	0.17
Net realized and unrealized gain (loss)	(0.56)	(0.21)	(0.65)	0.16

Total from investment operations	(0.37)	0.01	(0.42)	0.33
Less distributions from:
Net investment income	—	(0.17)	—	(0.07)
Net realized gains	—	—	(0.01)	—
Return of capital	(0.19)	(0.05)	(0.22)	(0.10)

Total distributions	(0.19)	(0.22)	(0.23)	(0.17)

Redemption fees	— (b)	—	— (b)	—

Net asset value, end of period	$8.74	$9.30	$9.51	$10.16

Total Return (c)	-4.03%	0.08%	-4.13%	3.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,795	$6,497	$5,522	$4,814
Ratios to average net assets (d):
Net expenses	0.76%	0.80%	0.80%	0.80%
Gross expenses	4.26%	4.12%	4.94%	8.81%
Net investment income	2.08%	2.28%	2.38%	2.24%
Portfolio turnover rate	60%	78%	66%	47%

				For the Period
Selected data for a share of capital	Year Ended			3/30/12* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$9.30	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.16	0.19	0.20	0.15
Net realized and unrealized gain (loss)	(0.56)	(0.21)	(0.65)	0.16

Total from investment operations	(0.40)	(0.02)	(0.45)	0.31
Less distributions from:
Net investment income	—	(0.14)	—	(0.06)
Net realized gains	—	—	(0.01)	—
Return of capital	(0.16)	(0.05)	(0.19)	(0.09)

Total distributions	(0.16)	(0.19)	(0.20)	(0.15)

Redemption fees	—	— (b)	—	—

Net asset value, end of period	$8.74	$9.30	$9.51	$10.16

Total Return (c)	-4.31%	-0.22%	-4.41%	3.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$56	$56	$56	$55
Ratios to average net assets (d):
Net expenses	1.06%	1.10%	1.10%	1.10%
Gross expenses	27.72%	20.84%	28.86%	26.46%
Net investment income	1.80%	2.01%	2.09%	2.02%
Portfolio turnover rate	60%	78%	66%	47%

*	The Portfolio commenced operations on March 30, 2012.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

34  Annual Report

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2015

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of December 31, 2015. This report includes only the financial statements of US Corporate Income, US Short Duration Fixed Income and Global Fixed Income Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, an R6 Share class was classified for each Portfolio. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2015, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments–Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business, generally as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time, the “Regular Closing Time”). When trading on the NYSE is unexpectedly closed prior to the Regular Closing Time, or an earlier scheduled close (such as on certain days around holidays when the NYSE is scheduled to close before 4:00 p.m.), and remains closed through the time of the Regular Closing Time (or an earlier scheduled close), the NAV of each class of each Portfolio may nonetheless be calculated as of the Regular Closing Time (or an earlier scheduled close) if, in the judgment of the Investment Manager, there is sufficient trading in

Annual Report  35

other markets between the unexpected close and the Regular Closing Time (or an earlier scheduled close) for securities for which the NYSE is usually considered the primary market. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency

36  Annual Report

gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2015, only Global Fixed Income Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2015, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Amount	Expiring Year

US Corporate Income	$3,275,918	2017

Portfolio	Short-Term*	Long-Term*

US Corporate Income	$915,648	$1,593,959
US Short Duration Fixed Income	112,176	—
Global Fixed Income	22,707	5,839

* Non-Expiring

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolios elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

US Short Duration Fixed Income	$—	$70,090
Global Fixed Income	—	30,573

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Portfolios’ 2015 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare dividends from net investment income daily and to pay such dividends monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and

Annual Report  37

distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, wash sales and paydown gain/loss. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain

US Corporate Income	$(2,672)	$ 2,672	$—
US Short Duration Fixed Income	(509,104)	17,113	491,991
Global Fixed Income	(184,522)	(27,934)	212,456

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2015	2014	2015	2014

US Corporate Income*	$11,175,107	$10,068,292	$—	$—
US Short Duration Fixed Income**	664,240	445,159	—	—
Global Fixed Income***	—	73,053	—	31,403

*	US Corporate Income Portfolio had return of capital distributions of $2,672 in 2015.

**	US Short Duration Fixed Income Portfolio had return of capital distributions of $509,104 and $365,768 in 2015 and 2014, respectively.

***	Global Fixed Income Portfolio had return of capital distributions of $128,031 and $32,635 in 2015 and 2014, respectively.

As of December 31, 2015, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income/ Deferred Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Depreciation Including Foreign Currency

US Corporate Income	$ —	$(5,785,525)	$(10,201,828)
US Short Duration Fixed Income	(70,090)	(112,176)	(566,993)
Global Fixed Income	(30,573)	(28,546)	(408,475)

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Redemption Fee—The Portfolios, other than the US Short Duration Fixed Income Portfolio, may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment

38  Annual Report

research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Corporate Income	0.55%
US Short Duration Fixed Income	0.25
Global Fixed Income	0.50

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through May 1, 2016 if annualized operating expenses (exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees) exceed the following percentages of average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares

US Corporate Income	0.55%	0.85%
US Short Duration Fixed Income	0.40	0.70
Global Fixed Income (a)	0.75	1.05

(a)	From January 1, 2015 to February 28, 2015, percentages were 0.80% and 1.10%, respectively.

During the year ended December 31, 2015, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Corporate Income	$ 317,358	$—	$ 10,349	$5,473
US Short Duration Fixed Income	88,648	—	79	13,144
Global Fixed Income	30,471	164,348	282	14,563

The Fund has entered into an administration agreement with State Street to provide certain administra-

tive services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year ended December 31, 2015, State Street waived $18,750 of its fee for the Global Fixed Income Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2015, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”),

Annual Report   39

each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Directors’ fees were allocated among the funds in the Lazard Fund Complex and Lazard Alternative Emerging Markets 1099 Fund at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

Portfolio	Purchases	Sales

US Corporate Income	$101,448,684	$35,649,604
US Short Duration Fixed Income	37,046,663	17,899,246
Global Fixed Income	3,236,804	3,876,207

	US Government and Treasury Securities
Portfolio	Purchases	Sales

US Short Duration Fixed Income	$27,165,744	$31,662,438
Global Fixed Income	250,183	—

For the year ended December 31, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable: from January 1, 2015 to

June 28, 2015, at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, and from June 29, 2015 to December 31, 2015, at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee from January 1, 2015 to June 28, 2015 and 0.20% per annum from June 29, 2015 to December 31, 2015 on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2015, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Corporate Income	$1,966,667	$5,100,000	1.13%	3
Global Fixed Income	367,778	500,000	1.13	9

* For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of December 31, 2015 is categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging

40  Annual Report

market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations.

The Portfolios’ investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or per-

ceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolios’ share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolios are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolios may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolios may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(c) Mortgage-Related and Asset-Backed Securities Risk—US Short Duration Fixed Income Portfolio may invest in mortgage-related and asset-backed securities. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

Annual Report  41

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

42  Annual Report

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015

US Corporate Income Portfolio
Corporate Bonds*	$—	$229,295,093	$—	$229,295,093
Short-Term Investment	10,935,658	—	—	10,935,658
Total	$10,935,658	$229,295,093	$—	$240,230,751

US Short Duration Fixed Income Portfolio
Asset-Backed Securities*	$—	$10,412,075	$—	$10,412,075
Corporate Bonds*	—	41,995,457	—	41,995,457
Municipal Bonds	—	5,355,323	—	5,355,323
US Government Securities	—	38,987,626	—	38,987,626
US Treasury Security	—	4,973,770	—	4,973,770
Short-Term Investment	986,474	—	—	986,474
Total	$986,474	$101,724,251	$—	$102,710,725

Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$1,800,176	$—	$1,800,176
Foreign Government Obligations*	—	2,815,924	—	2,815,924
Quasi Government Bonds*	—	80,570	—	80,570
Supranationals	—	367,465	—	367,465
US Municipal Bonds	—	283,464	—	283,464
US Treasury Securities	—	247,608	—	247,608
Short-Term Investment	195,875	—	—	195,875
Other Financial Instruments**
Forward Currency Contracts	—	51,783	—	51,783
Total	$195,875	$5,646,990	$—	$5,842,865

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(36,081)	$—	$(36,081)

*	Please refer to Portfolios of Investments (page 13 through 23) and Notes to Portfolios of Investments (page 27) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2015.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Fixed Income Portfolio

During the year ended December 31, 2015, the notional amounts of purchases and sales of forward currency contracts were $23,963,074 and $23,153,146, respectively, with average monthly notional exposure of approximately $6,300,000.

Annual Report  43

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2015:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$51,783

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$36,081

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$140,181

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(24,208)

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the year ended December 31, 2015, US Corporate income and US Short Duration Fixed Income Portfolios did not trade in derivatives.

As of December 31, 2015, Global Fixed Income Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2015:

Global Fixed Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$51,783	$—	$51,783

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Canadian Imperial Bank of Commerce	$119	$(119)	$—	$—
Citibank NA	20,441	(6,834)	—	13,607
HSBC Bank USA NA	20,290	(4,107)	—	16,183
JPMorgan Chase Bank NA	5,725	(2,390)	—	3,335
Royal Bank of Canada	5,208	(189)	—	5,019
Total	$51,783	$(13,639)	$—	$38,144

44  Annual Report

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$36,081	$—	$36,081

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Barclays Bank PLC	$3,017	$—	$—	$3,017
Canadian Imperial Bank of Commerce	19,041	(119)	—	18,922
Citibank NA	6,834	(6,834)	—	—
HSBC Bank USA NA	4,107	(4,107)	—	—
JPMorgan Chase Bank NA	2,390	(2,390)	—	—
Royal Bank of Canada	189	(189)	—	—
Standard Chartered Bank	503	—	—	503
Total	$36,081	$(13,639)	$—	$22,442

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial state-

ments and has determined that there were no subsequent events that required adjustment or disclosure.

Annual Report  45

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and the Shareholders of Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio and Lazard Global Fixed Income Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio and Lazard Global Fixed Income Portfolio (collectively the “Portfolios”), three of the portfolios constituting The Lazard Funds, Inc. (the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented on or before December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio and Lazard Global Fixed Income Portfolio of The Lazard Funds, Inc. as of December 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 29, 2016

46  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (70)	Director (August 1995)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (71)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Annual Report  47

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2016, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

48  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (45)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014) Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)

Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Associate at Clifford Chance US LLP (2006 – July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Annual Report  49

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2015

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2015:

Of the dividends paid by the Portfolios, none are qualified dividend income.

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

50  Annual Report

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

LZDPS026

Lazard Funds Annual Report

December 31, 2015

Real Asset Funds

Lazard US Realty Income Portfolio

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

Lazard Global Listed Infrastructure Portfolio

PRIVACY NOTICE	Revised September 30, 2015

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Assets and income
• Account transactions
• Credit history
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When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:
• Open an account
• Seek advice about your investments
• Direct us to buy securities
• Direct us to sell your securities
• Enter into an investment advisory contract
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes—information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
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Our affiliates include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

11	Information About Your Portfolio’s Expenses

13	Portfolio Holdings Presented by Sector

14	Portfolios of Investments

14	Lazard US Realty Income Portfolio

15	Lazard US Realty Equity Portfolio

16	Lazard Global Realty Equity Portfolio

18	Lazard Global Listed Infrastructure Portfolio

21	Notes to Portfolios of Investments

22	Statements of Assets and Liabilities

24	Statements of Operations

26	Statements of Changes in Net Assets

28	Financial Highlights

32	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Board of Directors and Officers Information

47	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2015, global equity market volatility increased due to the prospect of a debt default by Greece, uncertain global monetary policy, and oil price instability. In the US, markets rose modestly as the labor market improved and corporate earnings generally exceeded expectations. Japanese equities extended their impressive streak as Abenomics reforms began to pay dividends. In Europe, the economic recovery continued, but investor enthusiasm remained tepid as countries in the region made mixed progress. Meanwhile, emerging markets assets recorded another difficult year due to economic and political challenges and uncertainty about the possibility of interest rate increases in the US.

Interest rates diverged around the world after the US Federal Reserve announced its highly anticipated rate hike on December 16, and the US yield curve flattened as shorter-maturity yields rose slightly more than those with longer maturities. Currencies were volatile in 2015 and the US dollar strengthened against most of its global counterparts. Investor enthusiasm for European bonds with very low or negative yields waned as the effects of European Central Bank bond repurchases began to fade.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals.

We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

Real Estate Securities

Global property stocks finished flat for the year, generally performing in line with the overall equity markets. Amongst the major listed real estate markets China, Germany, the US, and the United Kingdom were the best performers in 2015. Using the same comparison criterion Brazil, India, Mexico, and Canada fared the worst. The outperformers were helped by regulatory intervention (specifically in China) and domestic interest rates that continue to stay at an all-time low level. The underperformers were affected most by the impact of declining oil prices hurting domestic output (specifically in Brazil and Canada), and the fear of a Fed rate hike.

Global Listed Infrastructure

Equity markets in 2015 experienced significant volatility, and saw many markets with negative returns. Following three consecutive years in positive territory, Australian equities represented by the ASX200, along with most other markets, slipped into negative territory in 2015. Europe and Japan bucked the trend, both delivering positive returns across the 12-month period. In the US, both the Dow Jones Industrial Average and S&P 500® Index landed in the red. The MSCI World® Index fell by 2.1% (in US dollar terms), dragged down by a torrid year in emerging markets, which shed 15% (in US dollar terms). Key economic events also marked 2015.

The US Federal Reserve relieved the financial community of the seemingly interminable “will they... won’t they” speculation with December’s hike marking the first upward move for almost 10 years. Elsewhere, the Reserve Bank of Australia surprised the market in February when it cut the cash rate at its first policy gathering for the year. The euro zone was remarkably resilient through the course of a difficult year. Mario Draghi, President of the European Central Bank, unveiled a quantitative easing program which combined monthly purchases of public and private securities. A six-month extension to the duration takes the program out to March 2017.

Lazard US Realty Income Portfolio

For the year ended December 31, 2015, the Lazard US Realty Income Portfolio’s Institutional Shares posted a total return of -9.50%, while Open Shares posted a total return of -9.64%, as compared with the 4.65% blended index return for the 50% FTSE NAREIT All Equity

REITs® Index/50% Wells Fargo Hybrid and Preferred Securities REIT® Index (the “Hybrid Index”).

The Portfolio’s relative allocation between common and preferred securities hurt performance, as did individual security selection. On average, the Portfolio was invested as follows: 77% in common securities and 22% in preferred securities, with the remainder in cash. On a weighted average basis, the Portfolio’s preferred stock holdings outperformed their benchmark index but its common stock holdings underperformed their index.

In terms of individual securities, an overweight in Education Realty Trust, a student housing real estate investment trust (REIT), contributed most to relative performance. The company outperformed sharply in the second half of the year on a positive third-quarter earnings surprise and strong 2016 guidance. The second-largest contributor to relative performance was lack of exposure to Host Hotels, a lodging REIT, which underperformed as national lodging fundamentals softened during the third and fourth quarters. An overweight to Excel Trust, a shopping center REIT that was acquired at a premium to its prevailing share price, was the third-largest contributor to relative performance.

Detracting most from relative performance was an overweight position in NorthStar Realty Finance, a diversified REIT, which underperformed due to negative market sentiment around the company’s corporate structure, despite trading at among the highest discounts to replacement cost/NAV (net asset value) in our analysis. The second-largest detractor was an overweight position in WP Glimcher, a US mall REIT, as the company was affected by retail bankruptcies and concerns over the impact of online retail. An overweight position in LaSalle Hotel Properties, a lodging REIT, was the third-largest detractor from relative performance. The company disappointed by missing the consensus third-quarter earnings estimate and providing weaker guidance for the fourth quarter.

Lazard US Realty Equity Portfolio

For the year ended December 31, 2015, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of 4.63%, while Open Shares posted a total return of 4.34%, as compared with the 2.82% return for the FTSE NAREIT All Equity REITs Index.

Annual Report  3

Both stock selection and subsector allocation contributed positively to relative performance.

In terms of individual securities, the Portfolio benefited most from an overweight in Extra Space Storage, a self-storage REIT, which outperformed on exceptional organic growth complimented by a large, accretive acquisition. Also helping the Portfolio was an overweight position in Strategic Hotels & Resorts, a lodging REIT, which was acquired at a notable premium to its prevailing share price. The third leading contributor to relative performance was an overweight in Equity LifeStyle Properties, a manufactured homes REIT, which has beat annual earnings estimates for six consecutive years.

An overweight position in WP Glimcher, a US mall REIT, hurt relative performance most, as the company was affected by retail bankruptcies and concerns over the impact of online retail. The second-largest detractor from relative performance was an overweight position in Pebblebrook Hotel Trust, a lodging REIT, which underperformed after missing second- and third-quarter earnings estimates. The third-largest detractor form relative performance was lack of exposure to Equity Residential, an apartment REIT, which modestly outperformed its apartment peers.

Lazard Global Realty Equity Portfolio

For the year ended December 31, 2015, the Lazard Global Realty Equity Portfolio’s Institutional Shares posted a total return of 0.36%, while Open Shares posted a total return of -0.01%, as compared with the -1.19% return for the FTSE EPRA/NAREIT Global® Index.

Country allocation, stock selection, and currency exposure were all positive contributors to relative performance.

In terms of individual securities, the Portfolio’s top contributor was an overweight position in CK Hutchison Holdings, a Hong Kong–listed holding company, which outperformed on the back of a successful reorganization. The second-largest contributor was an overweight position in Equinix, a US-based data center REIT, which successfully completed its REIT conversion and repeatedly surprised with higher growth estimates. An overweight position in Equity LifeStyle Properties, a manufactured homes REIT, was the third-largest contributor to relative performance. The company has beat annual earnings estimates for six consecutive years.

An overweight position in WP Glimcher, a US mall REIT, hurt relative performance most, as the company was impacted by retail bankruptcies and concerns over the impact of online retail. The Portfolio also negatively impacted by an overweight position in Emaar Properties, a property company based in the United Arab Emirates, which underperformed in sympathy with oil prices despite no apparent deterioration of its business. An overweight position in Boardwalk REIT, a Canadian apartment company, also hurt relative performance as anxiety over lower oil prices caused concern over the company’s future rents and occupancy.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2015, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 9.30%, while Open Shares posted a total return of 9.06%, as compared with the -0.61% return for the Custom Infrastructure Index (USD Hedged)1 and -0.87% return for the MSCI World Index.

The Portfolio is passively hedged back to the US dollar using forward currency contracts in an effort to minimize the impact of currency movements of a stock against the investor’s local currency.

Stock comments below are written on the basis of performance contribution in local currency terms.

As a group, European infrastructure stocks were the main positive contributors for the year. In spite of continued tensions in Greece throughout 2015, we believe that Europe is much better prepared than four years ago to deal with a Greek exit from the euro zone, and see limited risk to the domestic economic performance of Italy, Spain, or France or, moreover, to the performance of the preferred infrastructure stocks we own in the region.

A French company, Vinci, was the largest positive contributor to performance during the period. In the third quarter of 2015, the company announced that revenue growth had resumed after five consecutive quarterly

4  Annual Report

declines. However, the declines in revenue had come from its contracting business, a small contributor to profit and value of Vinci. Vinci Concessions, which includes both toll roads and airports, and is by far the largest profit earning business within the company, reported increasing revenues for the first three quarters of 2015. Revenues were up 3.8% versus the same period in 2014. Revenue rose 2.8% during the third quarter of 2015 at Vinci Autoroutes (toll roads), where traffic growth continued in the third quarter of 2015, and jumped 11.7% during this period at Vinci Airports, where passenger traffic growth remained strong. These positive trends continued throughout the remainder of 2015.

Atlantia, owner of Italy’s largest motorway network, Autostrade per l’Italia, continued to demonstrate strong traffic growth throughout 2015, with traffic growth as of the third quarter 2015, up and over 3.8% compared to the same period in 2014. Atlantia also holds the concession for Rome Airport, Aeroporti di Roma, which reported total passenger traffic in the first nine months of 2015 of 35.6 million, up 6.8% more than the same period in 2014. Although Atlantia stock price has re-rated (stock price has increased on positive news due to profits) strongly on the back of these improving traffic outcomes, it remains one of the more attractively priced stocks within our preferred infrastructure universe and hence remains a large position in your Portfolio.

Italian regulated electricity and gas transmission network owners Terna and Snam performed strongly throughout 2015 with a raft of positive regulatory determinations to take effect in early 2016. The regulatory weighted average cost of capital formula should result in real pre-tax allowed returns of around 5.2%, which is a very good outcome in the current low interest rate environment. The key positive difference is that the regulator has also allowed an additional 50 basis points to the allowed return that compensates for part of the tax credit lost now that utilities pay the nominal corporate tax rate. This is yet another example of how preferred infrastructure companies often receive regulatory outcomes which balance the need for returns to capital with the needs of competitive pricing for consumers. In addition, late in December the Italian regulator announced the final terms of Terna’s regulatory framework regarding work-in-progress investments and investment incentives, which were both better than expected. We remain large owners of Terna and Snam, which we currently consider to be two of the most attractive large-cap European companies in our preferred infrastructure universe.

Luxembourg satellite operator SES was among the largest detractors to performance. The company did not meet its initial guidance for the year due to the impact of a stronger US dollar in fixed data/government services and reduced capacity available to serve this vertical, as well as due to the delay of up to six months for the launch of its new satellite SES-9. We see short-term currency movements and minor launch delays as timing issues and not structural impediments or changes to our long-term investment thesis. However, we believe the deterioration in the SES share price since April reflects a broader concern of the market around competition for developed markets television distribution. We do not see this as being a binary outcome; satellite will always have easy scale-up, but OTT (“over-the-top”) will do on-demand better, leaving room for both technologies in the marketplace. Video services represent around 70% of SES’s revenues, with the majority of this coming from developed markets, such as Europe and the US. Our investment thesis is predicated around a return to normal long-term levels of per-satellite profitability and gives no benefit for the additional payload of transponders per satellite or the shift to high definition of ultra-high definition platforms, both of which should be positive relative to historical norms of satellite profitability. Throughout the latter half of 2015 we were increasing our position in SES.

Both of our US East Coast rail company investments, CSX and Norfolk Southern (NSC), detracted from performance during 2015. NSC and CSX share prices continue to be hit by poor news on coal, with export coal volumes down 25%–30%. Our thesis for both stocks had always assumed a return to more normal export coal volumes, as we saw the large increase in demand since 2013 as a short-term cyclical phenomenon. The domestic decline in the use of coal by US utilities we see as partly cyclical, due to the tremendous decline in the US domestic gas prices, and partly structural as

Annual Report  5

utilities shift away from fossil fuels to renewable energy sources. The railways charge considerably more for transporting coal than for intermodal (i.e., containers that can also be put on ships or trucks), so while they have maintained total volumes transported—by switching volumes from coal to intermodal, projection for total revenue has fallen as a result. For both stocks, we consider that there are still significant cost efficiencies to be gained and we believe the businesses should continue to improve profitability. Our long-run sustainable level of profitability for both stocks, which arbitrarily caps returns based on the light-handed regulatory arrangement they enjoy, remains unchanged.

We were disappointed that during the year as Australian company, Spark Infrastructure Group (SKI), part of the New South Wales Electricity Networks consortium (SKI holds a 15.01% position), which was awarded a 99-year lease of power network TransGrid for A$10.4 billion, implying a Regulatory Asset Base (RAB) multiple of 1.64 times fiscal year 2015 RAB. We consider this a meaningful premium to the value of the TransGrid and consequently, following the acquisition of TransGrid, our valuation for SKI has fallen by around 10%. Subsequently, SKI has announced a A$405 million non-renounceable equity raising to fund its A$734 million investment with the difference funded through existing cash balance (A$140 million) and A$205 million of new debt.

SKI has also given distribution guidance of 12 cents per share (cps) for fiscal year 2015 and at least 12.5/13/13.5 cps for fiscal years 2016, 2017, and 2018 respectively (all figures in Australian dollars). This is consistent with our previous expectations. The leverage in the acquisition is significant with TransGrid geared at around 86% net debt to RAB (ND/RAB), and is set to grow until the fiscal year 2019 regulatory reset. This compares to SKI currently at 75% on a look-through basis. As mentioned, SKI has also debt-funded part of its equity contribution (for the TransGrid acquisition), thus for SKI its investment is effectively leveraged at ND/RAB 110%. The low EBITDA2, high multiple paid combined with high leverage, and a moderate capex program makes it questionable to us whether TransGrid can support a proposed A$0.3 billion distribution without drawing down further debt. Thus the quality of SKI’s indicated cash flow accretion is very low. At this time we consider the acquisition to have an adverse impact on shareholder value despite SKI holding a relatively small position in the consortium. We remain owners of SKI in spite of this decision by management as we believe the other assets of SKI to hold considerably more value than the market price after deducting the value impact of the TransGrid acquisition.

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Custom Infrastructure Index (USD Hedged) is an index created by the Fund’s Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged USD) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® (100% Hedged to USD Net Tax) Index for all periods thereafter.

[2]	Earnings Before Interest, Tax, Depreciation, and Amortization

6  Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard US Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Income Portfolio, FTSE NAREIT All Equity REITs® Index, Wells Fargo Hybrid and Preferred Securities REIT® Index, Hybrid Index and S&P 500® Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
US Realty Income Portfolio**	-9.50%	10.37%		-9.64%	6.55%	9.73%
FTSE NAREIT All Equity REITs Index	2.82%	15.33%		2.82%	11.91%	7.99%
Wells Fargo Hybrid and Preferred Securities REIT Index	6.13%	8.19%		6.13%	8.11%	11.91%
Hybrid Index	4.65%	11.94%		4.65%	10.23%	10.50%
S&P 500 Index	1.38%	17.23%		1.38%	12.57%	8.82%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market. The Hybrid Index is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index. The S&P 500 Index is a market capitalized-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was July 30, 2008.

Annual Report  7

Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio and FTSE NAREIT All Equity REITs Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
US Realty Equity Portfolio**	4.63%	17.01%		4.34%	11.97%	21.03%
FTSE NAREIT All Equity REITs Index	2.82%	15.36%		2.82%	11.91%	16.28%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

8  Annual Report

Lazard Global Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard Global Realty Equity Portfolio, FTSE EPRA/NAREIT Global® Index and FTSE EPRA/NAREIT Global ex-US/FTSE EPRA/NAREIT Global Linked Index (the “Global Realty Linked Index”)*

Average Annual Total Returns*

Periods Ended December 31, 2015

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
Global Realty Equity Portfolio**	0.36%	12.03%		-0.01%	5.01%	15.18%
FTSE EPRA/NAREIT Global Index	-1.19%	11.07%		-1.19%	6.12%	12.29%
Global Realty Linked Index	0.98%	12.23%		0.98%	5.88%	12.59%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard International Realty Equity Portfolio. As of August 15, 2013, the Portfolio changed its name to Lazard Global Realty Equity Portfolio and adopted its current investment strategies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Global Realty Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the FTSE EPRA/NAREIT Global ex-US® Index for all periods through August 14, 2013 and the FTSE EPRA/NAREIT Global Index for all periods thereafter. Both the FTSE EPRA/NAREIT Global Index and the FTSE EPRA/NAREIT Global ex-US Index are free-float adjusted market capitalization indices that are designed to measure the performance of REITs in both developed and emerging markets. The FTSE EPRA/NAREIT Global ex-US Index excludes those REITs listed or incorporated in the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

Annual Report  9

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, The Custom Infrastructure Index (USD Hedged) and MSCI World® Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	9.30%	13.65%	12.44%
Open Shares**	9.06%	13.29%	12.08%
The Custom Infrastructure Index (USD Hedged)	-0.61%	9.90%	8.90%
MSCI World Index	-0.87%	7.59%	8.28%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Custom Infrastructure Index (USD Hedged) is an index created by the Portfolio’s Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged USD) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® (100% Hedged to USD Net Tax) Index for all periods thereafter. The UBS Global 50/50 Infrastructure & Utilities Index (Hedged) tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The FTSE Developed Core Infrastructure 50/50 Index (Hedged) tracks a 50% exposure to the global developed market utilities sector and a 50% exposure to the global developed market infrastructure sector. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

10  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2015 through December 31, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  11

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	7/1/15	12/31/15	7/1/15-12/31/15	7/1/15-12/31/15

US Realty Income
Institutional Shares
Actual	$1,000.00	$ 963.40	$5.10	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24	1.03%
Open Shares
Actual	$1,000.00	$ 963.30	$6.33	1.28%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.51	1.28%

US Realty Equity
Institutional Shares
Actual	$1,000.00	$1,089.40	$5.53	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$1,088.50	$6.90	1.31%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.67	1.31%

Global Realty Equity
Institutional Shares
Actual	$1,000.00	$1,005.60	$5.06	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Open Shares
Actual	$1,000.00	$1,003.80	$6.57	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.62	1.30%

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$ 1,057.40	$5.03	0.97%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94	0.97%
Open Shares
Actual	$1,000.00	$1,056.60	$6.38	1.23%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.26	1.23%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

12  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2015

				Lazard
	Lazard	Lazard	Lazard	Global Listed
	US Realty Income	US Realty Equity	Global Realty	Infrastructure
Sector*	Portfolio	Portfolio	Equity Portfolio	Portfolio

Consumer Discretionary	—%	—%	—%	8.8%
Financials	100.0	99.2	99.6	—
Industrials	—	—	—	42.8
Utilities	—	—	—	44.1
Short-Term Investments	—	0.8	0.4	4.3
Total Investments	100.0%	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Annual Report  13

The Lazard Funds, Inc. Portfolios of Investments December 31, 2015

Description	Shares	Value

Lazard US Realty Income Portfolio

Preferred Stocks | 24.7%

Real Estate | 24.7%
DDR Corp., Series K, 6.250%	40,541	$1,013,525
Digital Realty Trust, Inc., Series G, 5.875%	50,400	1,256,976
General Growth Properties, Inc., Series A, 6.375%	69,570	1,725,336
Kilroy Realty Corp., Series H, 6.375%	17,700	449,934
Kimco Realty Corp.: Series J, 5.500%	58,500	1,443,780
Series K, 5.625%	17,872	448,230
National Retail Properties, Inc., Series E, 5.700%	30,800	764,148
Pebblebrook Hotel Trust, Series C, 6.500%	116,886	2,956,047
PS Business Parks, Inc., Series U, 5.750%	90,900	2,281,590
Regency Centers Corp., Series 7, 6.000%	11,143	284,815
Taubman Centers, Inc., Series K, 6.250%	58,167	1,483,258
VEREIT, Inc., Series F, 6.700%	88,833	2,185,292
Vornado Realty Trust, Series K, 5.700%	69,906	1,765,826

Total Preferred Stocks (Identified cost $17,583,380)		18,058,757

Real Estate Investment Trusts | 73.7%
Ashford Hospitality Trust, Inc.	535,800	3,380,898
Blackstone Mortgage Trust, Inc., Class A	130,473	3,491,457
Chesapeake Lodging Trust	92,400	2,324,784

Description	Shares	Value

Colony Capital, Inc., Class A	181,085	$3,527,536
Columbia Property Trust, Inc.	76,600	1,798,568
Digital Realty Trust, Inc.	9,300	703,266
Education Realty Trust, Inc.	27,429	1,039,010
EPR Properties	34,831	2,035,872
Farmland Partners, Inc.	155,500	1,705,835
HCP, Inc.	20,654	789,809
LaSalle Hotel Properties	150,800	3,794,128
Medical Properties Trust, Inc.	300,555	3,459,388
NorthStar Realty Finance Corp.	206,900	3,523,507
Pebblebrook Hotel Trust	56,400	1,580,328
Pennsylvania Real Estate Investment Trust	45,000	984,150
Prologis, Inc.	16,703	716,893
Ramco-Gershenson Properties Trust	29,100	483,351
Retail Opportunity Investments Corp.	43,100	771,490
Simon Property Group, Inc.	4,100	797,204
Sovran Self Storage, Inc.	2,800	300,468
STAG Industrial, Inc.	163,399	3,014,712
Starwood Property Trust, Inc.	172,032	3,536,978
Sun Communities, Inc.	6,500	445,445
The GEO Group, Inc.	70,700	2,043,937
VEREIT, Inc.	436,500	3,457,080
Weyerhaeuser Co.	16,200	485,676
WP Carey, Inc.	6,169	363,971
WP Glimcher, Inc.	323,715	3,434,616

Total Real Estate Investment Trusts (Identified cost $65,007,558)		53,990,357

Total Investments | 98.4% (Identified cost $82,590,938) (a)		$72,049,114

Cash and Other Assets in Excess of Liabilities | 1.6%		1,145,260

Net Assets | 100.0%		$73,194,374

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Description	Shares	Value

Lazard US Realty Equity Portfolio

Common Stocks | 3.4%

Commercial Services | 1.5%
Realogy Holdings Corp. (b)	38,920	$1,427,196

Real Estate | 1.9%
CBRE Group, Inc., Class A (b)	54,972	1,900,932

Total Common Stocks (Identified cost $3,349,688)		3,328,128

Real Estate Investment Trusts | 95.5%
Acadia Realty Trust	12,413	411,491
American Homes 4 Rent, Class A	203,322	3,387,345
American Tower Corp.	70,154	6,801,430
Apartment Investment & Management Co., Class A	103,176	4,130,135
AvalonBay Communities, Inc.	33,524	6,172,774
Boston Properties, Inc.	25,778	3,287,726
Colony Capital, Inc., Class A	82,520	1,607,490
Columbia Property Trust, Inc.	71,141	1,670,391
Empire State Realty Trust, Inc., Class A	68,079	1,230,188
Equinix, Inc.	13,902	4,203,965
Equity Lifestyle Properties, Inc.	41,669	2,778,072
Essex Property Trust, Inc.	23,278	5,572,986
Extra Space Storage, Inc.	43,350	3,823,903
Federal Realty Investment Trust	9,308	1,359,899
General Growth Properties, Inc.	65,261	1,775,752
Host Hotels & Resorts, Inc.	122,976	1,886,452

Description	Shares	Value

Parkway Properties Inc.	81,465	$1,273,298
Pebblebrook Hotel Trust	94,500	2,647,890
Prologis, Inc.	96,436	4,139,033
Public Storage	23,205	5,747,878
Retail Opportunity Investments Corp.	72,158	1,291,628
Rexford Industrial Realty, Inc.	98,174	1,606,127
Simon Property Group, Inc.	46,805	9,100,764
SL Green Realty Corp.	13,125	1,482,863
Sunstone Hotel Investors, Inc.	172,100	2,149,529
Ventas, Inc.	56,476	3,186,941
VEREIT, Inc.	448,836	3,554,781
Welltower, Inc.	45,374	3,086,793
Weyerhaeuser Co.	65,000	1,948,700
WP Glimcher, Inc.	122,535	1,300,096

Total Real Estate Investment Trusts (Identified cost $84,440,404)		92,616,320

Short-Term Investment | 0.8%
State Street Institutional Treasury Money Market Fund (Identified cost $810,531)	810,531	810,531

Total Investments | 99.7% (Identified cost $88,600,623) (a)		$96,754,979

Cash and Other Assets in Excess of Liabilities | 0.3%		294,934

Net Assets | 100.0%		$97,049,913

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Shares	Value

Lazard Global Realty Equity Portfolio

Common Stocks | 29.7%

Brazil | 1.4%
BR Properties SA	13,140	$27,955
Multiplan Empreendimentos Imobiliarios SA	5,000	47,834
		75,789
China | 1.2%
China Overseas Land & Investment, Ltd.	18,000	62,267

Germany | 3.2%
Vonovia SE	5,608	173,706

Hong Kong | 6.8%
Cheung Kong Property Holdings, Ltd.	22,500	146,159
China Overseas Property Holdings, Ltd. (b)	6,000	964
China Resources Land, Ltd.	20,000	57,684
Hongkong Land Holdings, Ltd.	7,430	51,814
Sun Hung Kai Properties, Ltd.	9,000	108,189
		364,810
India | 0.8%
DLF, Ltd.	26,272	45,603

Japan | 7.0%
Hulic Co., Ltd.	14,200	124,549
Mitsui Fudosan Co., Ltd.	7,680	192,441
Sumitomo Realty & Development Co., Ltd.	2,000	56,986
		373,976
Mexico | 1.5%
Corp Inmobiliaria Vesta SAB de CV	53,760	82,787

Philippines | 3.0%
Ayala Land, Inc.	95,625	69,819
SM Prime Holdings, Inc.	197,250	90,864
		160,683
Singapore | 0.9%
Frasers Centrepoint, Ltd.	41,000	48,513

United Arab Emirates | 1.7%
Emaar Properties PJSC	58,122	89,568

Description	Shares	Value

United States | 2.2%
CBRE Group, Inc., Class A (b)	1,772	$61,276
Realogy Holdings Corp. (b)	1,501	55,042
		116,318
Total Common Stocks (Identified cost $1,797,178)		1,594,020

Real Estate Investment Trusts | 69.9%

Australia | 3.0%
Charter Hall Group	11,341	37,205
Westfield Corp.	18,115	124,622
		161,827
Canada | 2.1%
Boardwalk Real Estate Investment Trust	3,240	111,106

France | 2.1%
Gecina SA	340	41,250
Klepierre	878	38,936
Unibail-Rodamco SE	126	31,948
		112,134
Hong Kong | 3.3%
The Link	30,019	179,667

Italy | 0.9%
Beni Stabili SpA	63,948	48,248

Japan | 5.9%
Activia Properties, Inc.	13	55,196
Invincible Investment Corp.	159	92,295
Kenedix Retail REIT Corp.	59	124,952
Premier Investment Corp.	45	46,026
		318,469
Singapore | 0.9%
Ascendas Real Estate Investment Trust	29,080	46,573

United Kingdom | 4.9%
Big Yellow Group PLC	6,185	73,367
Great Portland Estates PLC	7,489	91,288
Land Securities Group PLC	3,780	65,534
Workspace Group PLC	2,387	33,692
		263,881

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Shares	Value

Lazard Global Realty Equity Portfolio (concluded)

United States | 46.8%
American Homes 4 Rent, Class A	7,990	$133,114
American Tower Corp.	345	33,448
Apartment Investment & Management Co., Class A	2,142	85,744
AvalonBay Communities, Inc.	900	165,717
Boston Properties, Inc.	593	75,631
Colony Capital, Inc., Class A	2,463	47,979
Equinix, Inc.	408	123,379
Equity Lifestyle Properties, Inc.	1,700	113,339
Essex Property Trust, Inc.	873	209,005
Extra Space Storage, Inc.	800	70,568
General Growth Properties, Inc.	2,082	56,651
Host Hotels & Resorts, Inc.	3,400	52,156
Pebblebrook Hotel Trust	3,045	85,321
Prologis, Inc.	3,453	148,203
Public Storage	865	214,261
Retail Opportunity Investments Corp.	4,862	87,030
Rexford Industrial Realty, Inc.	4,387	71,771
Simon Property Group, Inc.	1,537	298,854
SL Green Realty Corp.	530	59,879
Sunstone Hotel Investors, Inc.	4,000	49,960
Ventas, Inc.	1,266	71,440
VEREIT, Inc.	12,374	98,002
Welltower, Inc.	1,350	91,841
WP Glimcher, Inc.	6,532	69,305
		2,512,598
Total Real Estate Investment Trusts (Identified cost $3,579,269)		3,754,503

Description	Shares	Value

Right | 0.0%

Singapore | 0.0%
Ascendas Real Estate Investment Trust Expires 01/13/16 (c) (Identified cost $0)	1,090	$48

Short-Term Investment | 0.4%
State Street Institutional Treasury Money Market Fund (Identified cost $21,533)	21,533	21,533

Total Investments | 100.0% (Identified cost $5,397,980) (a)		$5,370,104

Liabilities in Excess of Cash and Other Assets | (0.0)%		(977)

Net Assets | 100.0%		$5,369,127

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 94.5%

Australia | 12.0%
AusNet Services	29,096,812	$31,259,672
DUET Group	59,019,959	97,801,031
Macquarie Atlas Roads Group	10,243,472	30,146,400
Spark Infrastructure Group	41,064,987	57,159,369
Transurban Group	11,786,116	89,490,226
		305,856,698
Austria | 0.3%
Flughafen Wien AG	84,870	8,055,332

France | 10.4%
Aeroports de Paris	389,868	45,203,125
Eutelsat Communications SA	3,305,679	98,718,911
Vinci SA	1,912,031	122,616,859
		266,538,895
Germany | 3.7%
Fraport AG	1,467,050	93,606,375

Italy | 22.6%
ASTM SpA	834,619	10,438,484
Atlantia SpA	4,708,572	124,712,804
Hera SpA	14,348,703	38,122,461
Snam SpA	35,653,047	186,451,749
Societa Iniziative Autostradali e Servizi SpA	2,166,147	22,907,304
Terna SpA	37,367,475	192,530,405
		575,163,207
Japan | 3.8%
Tokyo Gas Co., Ltd.	20,691,700	97,195,909

Luxembourg | 4.8%
SES SA	4,424,712	122,650,680

Description	Shares	Value

Portugal | 0.6%
REN - Redes Energeticas Nacionais SGPS SA	5,184,800	$15,662,607

Spain | 5.0%
Abertis Infraestructuras SA	8,159,896	127,189,144

Switzerland | 1.4%
Flughafen Zuerich AG	48,603	36,456,617

United Kingdom | 3.8%
Pennon Group PLC	7,716,911	97,886,891

United States | 26.1%
Ameren Corp.	1,454,600	62,882,358
CSX Corp.	7,964,659	206,682,901
Great Plains Energy, Inc.	4,233,000	115,603,230
Norfolk Southern Corp.	941,437	79,636,156
PG&E Corp.	2,024,699	107,693,740
SJW Corp.	336,663	9,982,058
Union Pacific Corp.	1,050,000	82,110,000
		664,590,443
Total Common Stocks (Identified cost $2,445,851,434)		2,410,852,798

Short-Term Investment | 4.3%
State Street Institutional Treasury Money Market Fund (Identified cost $108,771,245)	108,771,245	108,771,245

Total Investments | 98.8% (Identified cost $2,554,622,679) (a), (d)		$2,519,624,043

Cash and Other Assets in Excess of Liabilities | 1.2%		30,486,783

Net Assets | 100.0%		$2,550,110,826

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Lazard Global Listed Infrastructure Portfolio (continued)

Forward Currency Contracts open at December 31, 2015:

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
CHF	CSF	03/22/16	4,986,075	5,094,304	$—	$99,776
EUR	BNP	03/22/16	44,656,589	49,229,424	—	603,528
GBP	SCB	03/22/16	8,783,859	13,296,435	—	345,589
JPY	SCB	03/22/16	856,033,574	7,123,818	11,788	—
JPY	SCB	03/22/16	1,323,459,795	10,969,314	62,599	—
Total Forward Currency Purchase Contracts					$74,387	$1,048,893

Forward Currency Sale Contracts
AUD	BNP	03/22/16	63,775,615	45,984,769	$—	$312,626
AUD	CAN	03/22/16	21,544,869	15,536,436	—	103,889
AUD	CIT	03/22/16	45,187,929	32,572,137	—	231,677
AUD	CSF	03/22/16	70,997,329	51,188,720	—	351,222
AUD	HSB	03/22/16	46,567,933	33,571,056	—	234,561
AUD	RBC	03/22/16	64,566,426	46,560,464	—	311,015
AUD	SCB	03/22/16	68,776,830	49,591,533	—	336,455
AUD	SSB	03/22/16	52,630,670	37,945,660	—	261,152
CHF	CAN	03/22/16	5,711,077	5,832,986	112,228	—
CHF	CSF	03/22/16	16,338,932	16,693,587	326,956	—
CHF	JPM	03/22/16	2,754,140	2,813,620	54,811	—
CHF	RBC	03/22/16	9,812,155	10,024,678	195,889	—
CHF	SCB	03/22/16	6,761,227	6,908,163	135,474	—
EUR	BNP	03/22/16	181,506,238	198,629,536	990,092	—
EUR	MEL	03/22/16	110,910,038	121,374,400	606,108	—
EUR	CAN	03/22/16	132,697,938	145,281,684	788,871	—
EUR	CIT	03/22/16	52,980,050	57,973,685	284,496	—
EUR	CSF	03/22/16	67,868,702	74,268,382	367,161	—
EUR	HSB	03/22/16	60,328,808	66,027,648	336,506	—
EUR	RBC	03/22/16	204,842,719	224,169,220	1,119,028	—
EUR	SCB	03/22/16	160,893,084	176,071,738	877,650	—
EUR	SSB	03/22/16	152,656,668	167,038,453	812,876	—
GBP	BNP	03/22/16	14,801,006	22,405,393	582,917	—
GBP	CIT	03/22/16	4,486,232	6,789,912	175,450	—
GBP	HSB	03/22/16	4,564,871	6,909,219	178,813	—
GBP	JPM	03/22/16	1,929,593	2,921,276	76,301	—
GBP	SCB	03/22/16	37,783,283	57,193,878	1,486,530	—
GBP	SSB	03/22/16	11,281,971	17,077,531	443,490	—
JPY	BNP	03/22/16	3,196,220,926	26,286,874	—	355,742
JPY	MEL	03/22/16	837,687,193	6,889,442	—	93,235
JPY	CAN	03/22/16	1,347,393,867	11,080,542	—	150,877
JPY	CIT	03/22/16	87,726,692	721,567	—	9,693
JPY	CSF	03/22/16	2,333,852,871	19,195,789	—	258,418
JPY	HSB	03/22/16	880,524,538	7,242,943	—	96,812

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2015 (concluded):

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
JPY	JPM	03/22/16	991,859,340	8,155,732	$—	$112,072
JPY	RBC	03/22/16	509,187,587	4,188,776	—	55,640
JPY	SCB	03/22/16	2,998,328,812	24,661,873	—	331,181
JPY	SSB	03/22/16	790,067,041	6,498,491	—	87,240
Total Forward Currency Sale Contracts					9,951,647	3,693,507

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$10,026,034	$4,742,400

^	In USD unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

20  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2015

(a)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Realty Income	$82,943,301	$1,400,898	$12,295,085	$(10,894,187)
US Realty Equity	88,680,780	13,138,088	5,063,889	8,074,199
Global Realty Equity	5,491,802	433,846	555,544	(121,698)
Global Listed Infrastructure	2,568,930,579	68,622,924	117,929,460	(49,306,536)

(b)	Non-income producing security.
(c)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy – see Note 9.
(d)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
PJSC	— Public Joint Stock Company	REIT	— Real Estate Investment Trust

Currency Abbreviations:
AUD	— Australian Dollar	GBP	— British Pound Sterling
CHF	— Swiss Franc	JPY	— Japanese Yen
EUR	— Euro	USD	— United States Dollar

Counterparty Abbreviations:
BNP	— BNP Paribas SA	JPM	— JPMorgan Chase Bank NA
CAN	— Canadian Imperial Bank of Commerce	MEL	— The Bank of New York Mellon Corp.
CIT	— Citibank NA	RBC	— Royal Bank of Canada
CSF	— Credit Suisse International	SCB	— Standard Chartered Bank
HSB	— HSBC Bank USA NA	SSB	— State Street Bank and Trust Co.

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Cable Television	—%	8.7%
Commercial Services	1.0	—
Construction & Engineering	—	4.8
Electric	—	28.2
Gas Utilities	—	11.1
Real Estate Management & Development	98.6	—
Transportation	—	37.5
Water	—	4.2
Subtotal	99.6	94.5
Short-Term Investments	0.4	4.3
Total Investments	100.0%	98.8%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  21

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2015	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

ASSETS
Investments in securities, at value	$72,049,114	$96,754,979
Cash	410	—
Foreign currency	—	—
Receivables for:
Capital stock sold	8,047	47,068
Dividends	841,859	611,254
Investments sold	1,772,732	—
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	74,672,162	97,413,301

LIABILITIES
Payables for:
Management fees	51,601	65,962
Accrued distribution fees	9,080	16,106
Capital stock redeemed	432,182	225,146
Investments purchased	—	—
Line of credit outstanding	927,000	—
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	57,925	56,174
Total liabilities	1,477,788	363,388
Net assets	$73,194,374	$97,049,913

NET ASSETS
Paid in capital	$92,295,241	$88,045,458
Undistributed (distributions in excess of) net investment income	347,518	—
Accumulated net realized gain (loss)	(8,906,561)	850,099
Net unrealized appreciation (depreciation) on:
Investments	(10,541,824)	8,154,356
Foreign currency and forward currency contracts	—	—
Net assets	$73,194,374	$97,049,913

Institutional Shares
Net assets	$32,806,169	$21,142,590
Shares of capital stock outstanding*	4,614,237	1,116,969
Net asset value, offering and redemption price per share	$7.11	$18.93

Open Shares
Net assets	$40,388,205	$75,907,323
Shares of capital stock outstanding*	5,692,814	3,995,207
Net asset value, offering and redemption price per share	$7.09	$19.00

Cost of investments in securities	$82,590,938	$88,600,623
Cost of foreign currency	$—	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

$5,370,104	$2,519,624,043
—	—
77	229,763

2,421	21,281,845
25,034	5,442,479
—	5,159,185
16,809	—
—	10,026,034
5,414,445	2,561,763,349

—	1,966,627
386	81,477
—	4,490,304
—	11,767
—	—
—	4,742,400
44,932	359,948
45,318	11,652,523
$5,369,127	$2,550,110,826

$5,446,177	$2,588,431,878
(10,956)	(2,773,741)
(38,148)	(5,760,854)

(27,876)	(34,998,636)
(70)	5,212,179
$5,369,127	$2,550,110,826

$3,549,293	$2,156,324,666
250,075	160,699,463
$14.19	$13.42

$1,819,834	$393,786,160
128,369	29,287,607
$14.18	$13.45

$5,397,980	$2,554,622,679
$76	$229,740

Annual Report  23

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2015	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

Investment Income

Income
Dividends*	$6,901,361	$2,789,215

Expenses
Management fees (Note 3)	941,643	842,568
Distribution fees (Open Shares)	170,892	209,105
Custodian fees	49,230	46,288
Administration fees	75,112	71,065
Registration fees	42,391	40,110
Shareholders’ reports	22,726	24,106
Professional services	40,870	41,425
Directors’ fees and expenses	8,740	7,722
Shareholders’ services	38,264	47,363
Other†	14,979	9,757
Total gross expenses	1,404,847	1,339,509
Management fees waived and expenses reimbursed	—	(9,501)
Administration fees waived	—	—
Total net expenses	1,404,847	1,330,008
Net investment income	5,496,514	1,459,207

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts and Options
Net realized gain (loss) on:
Investments	(9,078,718)	6,570,890
Foreign currency and forward currency contracts	—	—
Purchased options	—	174,437
Total net realized gain (loss) on investments, foreign currency, forward currency contracts and options	(9,078,718)	6,745,327
Net change in unrealized appreciation (depreciation) on:
Investments	(8,478,364)	(4,368,401)
Foreign currency and forward currency contracts	—	—
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(8,478,364)	(4,368,401)
Net realized and unrealized gain (loss) on investments, foreign currency, forward currency contracts and options	(17,557,082)	2,376,926
Net increase (decrease) in net assets resulting from operations	$(12,060,568)	$3,836,133
* Net of foreign withholding taxes of	$—	$—
† Includes interest on line of credit of	$5,647	$1,519

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

$157,830	$70,254,472

47,951	19,163,544
4,863	748,033
72,136	425,695
51,129	362,930
34,508	185,718
2,760	128,703
42,823	105,705
3,961	79,264
26,203	76,107
5,530	51,221
291,864	21,326,920
(208,265)	—
(18,750)	—
64,849	21,326,920
92,981	48,927,552

201,768	48,584,416
(768)	119,502,227
—	—

201,000	168,086,643

(230,627)	(56,166,983)
220	(12,018,159)

(230,407)	(68,185,142)

(29,407)	99,901,501
$63,574	$148,829,053
$6,586	$7,796,951
$140	$—

Annual Report  25

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Realty Income Portfolio		Lazard US Realty Equity Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income	$5,496,514	$4,617,726	$1,459,207	$913,988
Net realized gain (loss) on investments, foreign currency, forward currency contracts and options	(9,078,718)	7,759,876	6,745,327	2,311,598
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(8,478,364)	12,661,157	(4,368,401)	15,391,357
Net increase (decrease) in net assets resulting from operations	(12,060,568)	25,038,759	3,836,133	18,616,943
Distributions to shareholders
From net investment income
Institutional Shares	(2,328,929)	(2,171,258)	(388,970)	(216,488)
Open Shares	(2,647,759)	(3,053,369)	(1,212,464)	(653,395)
From net realized gains
Institutional Shares	(1,172,590)	(2,229,967)	(1,323,795)	(281,022)
Open Shares	(1,227,569)	(2,904,898)	(4,827,172)	(1,162,212)
Net decrease in net assets resulting from distributions	(7,376,847)	(10,359,492)	(7,752,401)	(2,313,117)
Capital stock transactions
Net proceeds from sales
Institutional Shares	13,886,139	30,642,647	5,414,090	14,479,016
Open Shares	20,321,841	54,138,803	23,669,007	48,165,637
Net proceeds from reinvestment of distributions
Institutional Shares	3,238,252	3,985,440	1,690,029	496,372
Open Shares	3,824,336	5,696,540	5,757,961	1,678,762
Cost of shares redeemed
Institutional Shares	(42,092,318)	(21,092,217)	(6,912,046)	(3,168,079)
Open Shares	(61,283,643)	(47,389,819)	(39,361,469)	(35,924,926)
Net increase (decrease) in net assets from capital stock transactions	(62,105,393)	25,981,394	(9,742,428)	25,726,782
Redemption fees (Note 2(h))
Institutional Shares	1,494	2,416	762	11
Open Shares	11,432	5,771	4,951	4,818
Net increase in net assets from redemption fees	12,926	8,187	5,713	4,829
Total increase (decrease) in net assets	(81,529,882)	40,668,848	(13,652,983)	42,035,437
Net assets at beginning of year	154,724,256	114,055,408	110,702,896	68,667,459
Net assets at end of year*	$73,194,374	$154,724,256	$97,049,913	$110,702,896
* Includes undistributed (distributions in excess of) net investment income of	$347,518	$—	$—	$44,105
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of year	7,953,633	6,343,004	1,106,356	488,840
Shares sold	1,669,318	3,713,599	268,008	769,862
Shares issued to shareholders from reinvestment of distributions	425,265	479,580	90,600	24,881
Shares redeemed	(5,433,979)	(2,582,550)	(347,995)	(177,227)
Net increase (decrease)	(3,339,396)	1,610,629	10,613	617,516
Shares outstanding at end of year	4,614,237	7,953,633	1,116,969	1,106,356
Open Shares
Shares outstanding at beginning of year	10,454,927	8,991,883	4,494,866	3,776,638
Shares sold	2,368,278	6,536,633	1,168,358	2,599,349
Shares issued to shareholders from reinvestment of distributions	501,448	686,872	307,541	83,854
Shares redeemed	(7,631,839)	(5,760,461)	(1,975,558)	(1,964,975)
Net increase (decrease)	(4,762,113)	1,463,044	(499,659)	718,228
Shares outstanding at end of year	5,692,814	10,454,927	3,995,207	4,494,866

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Lazard Global Realty Equity Portfolio		Lazard Global Listed Infrastructure Portfolio
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$92,981	$160,191	$48,927,552	$28,183,407

201,000	732,122	168,086,643	180,066,399

(230,407)	58,973	(68,185,142)	(24,497,036)

63,574	951,286	148,829,053	183,752,770

(132,219)	(170,402)	(167,086,540)	(93,499,882)
(64,198)	(68,132)	(27,657,141)	(8,651,001)

(105,753)	(375,865)	(52,586,746)	(68,480,736)
(55,339)	(163,613)	(9,109,533)	(6,840,627)
(357,509)	(778,012)	(256,439,960)	(177,472,246)

578,622	1,487,809	1,120,901,903	823,544,885
169,139	1,461,456	375,261,831	139,281,785

237,972	546,267	184,644,431	124,923,577
113,054	218,688	36,467,389	14,800,994

(1,866,316)	(2,563,689)	(436,076,801)	(226,235,857)
(364,500)	(2,213,583)	(141,660,638)	(46,719,020)

(1,132,029)	(1,063,052)	1,139,538,115	829,596,364

279	—	20,425	3,195
—	—	46,495	14,627
279	—	66,920	17,822
(1,425,685)	(889,778)	1,031,994,128	835,894,710
6,794,812	7,684,590	1,518,116,698	682,221,988
$5,369,127	$6,794,812	$2,550,110,826	$1,518,116,698

$(10,956)	$20,639	$(2,773,741)	$22,762,213

314,965	343,325	99,989,007	48,827,881
36,999	85,002	77,905,344	58,107,173

16,882	35,657	13,815,164	9,008,859
(118,771)	(149,019)	(31,010,052)	(15,954,906)
(64,890)	(28,360)	60,710,456	51,161,126
250,075	314,965	160,699,463	99,989,007

133,021	152,733	10,615,342	3,125,100
10,727	94,693	25,897,867	9,679,786

8,037	14,293	2,724,299	1,066,135
(23,416)	(128,698)	(9,949,901)	(3,255,679)
(4,652)	(19,712)	18,672,265	7,490,242
128,369	133,021	29,287,607	10,615,342

Annual Report  27

The Lazard Funds, Inc. Financial Highlights

LAZARD US REALTY INCOME PORTFOLIO

					For the Period
Selected data for a share of capital	Year Ended				9/26/11* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$8.42	$7.44	$8.57	$7.46	$9.73
Income (loss) from investment operations:
Net investment income (a)	0.37	0.29	0.47	0.49	0.16
Net realized and unrealized gain (loss)	(1.15)	1.30	(0.27)	1.23	0.55
Total from investment operations	(0.78)	1.59	0.20	1.72	0.71
Less distributions from:
Net investment income	(0.37)	(0.32)	(0.34)	(0.37)	(0.24)
Net realized gains	(0.16)	(0.29)	(0.99)	(0.24)	(2.74)
Total distributions	(0.53)	(0.61)	(1.33)	(0.61)	(2.98)
Redemption fees	— (b)	— (b)	— (b)	— (b)	—
Net asset value, end of period	$7.11	$8.42	$7.44	$8.57	$7.46
Total Return (c)	–9.50%	21.54%	2.37%	23.32%	9.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,806	$66,942	$47,222	$52,024	$19,849
Ratios to average net assets (d):
Net expenses	0.98%	0.96%	0.95%	1.15%	1.15%
Gross expenses	0.98%	0.96%	0.98%	1.16%	2.31%
Net investment income	4.59%	3.52%	5.29%	5.94%	8.26%
Portfolio turnover rate	60%	53%	104%	42%	89%

					For the Period
Selected data for a share of capital	Year Ended				6/1/11 to	Year Ended
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	5/31/11
Open Shares
Net asset value, beginning of period	$8.40	$7.43	$8.56	$7.45	$11.34	$10.78
Income (loss) from investment operations:
Net investment income (a)	0.34	0.26	0.44	0.51	0.44	0.32
Net realized and unrealized gain (loss)	(1.15)	1.30	(0.26)	1.19	(1.21)	2.05
Total from investment operations	(0.81)	1.56	0.18	1.70	(0.77)	2.37
Less distributions from:
Net investment income	(0.34)	(0.30)	(0.32)	(0.35)	(0.38)	(0.64)
Net realized gains	(0.16)	(0.29)	(0.99)	(0.24)	(2.74)	(1.17)
Total distributions	(0.50)	(0.59)	(1.31)	(0.59)	(3.12)	(1.81)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$7.09	$8.40	$7.43	$8.56	$7.45	$11.34
Total Return (c)	–9.77%	21.35%	1.99%	23.00%	–4.82%	23.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40,388	$87,782	$66,834	$55,393	$6,007	$15,830
Ratios to average net assets (d):
Net expenses	1.23%	1.24%	1.22%	1.45%	1.47%	1.48%
Gross expenses	1.23%	1.24%	1.24%	1.47%	3.05%	2.42%
Net investment income	4.20%	3.19%	4.86%	6.18%	7.49%	2.81%
Portfolio turnover rate	60%	53%	104%	42%	89%	77%

*	The inception date for Institutional Shares was September 26, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

28  Annual Report

LAZARD US REALTY EQUITY PORTFOLIO

					For the Period
Selected data for a share of capital	Year Ended				9/26/11* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$19.71	$16.05	$17.40	$14.89	$15.76
Income (loss) from investment operations:
Net investment income (a)	0.33	0.28	0.41	0.31	0.10
Net realized and unrealized gain (loss)	0.55	3.85	(0.10)	2.79	2.91
Total from investment operations	0.88	4.13	0.31	3.10	3.01
Less distributions from:
Net investment income	(0.38)	(0.20)	(0.25)	(0.17)	(0.12)
Net realized gains	(1.28)	(0.27)	(1.41)	(0.42)	(3.76)
Total distributions	(1.66)	(0.47)	(1.66)	(0.59)	(3.88)
Redemption fees	— (b)	— (b)	—	— (b)	—
Net asset value, end of period	$18.93	$19.71	$16.05	$17.40	$14.89
Total Return (c)	4.63%	25.70%	1.77%	20.83%	20.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,143	$21,806	$7,844	$2,794	$1,525
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.13%	1.20%	1.20%
Gross expenses	1.09%	1.18%	1.27%	2.34%	13.07%
Net investment income	1.64%	1.50%	2.28%	1.86%	2.32%
Portfolio turnover rate	51%	43%	98%	52%	63%

					For the Period
Selected data for a share of capital	Year Ended				6/1/11 to	Year Ended
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	5/31/11
Open Shares
Net asset value, beginning of period	$19.78	$16.11	$17.45	$14.92	$19.49	$16.66
Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	0.19	0.33	0.30	0.14	(0.07)
Net realized and unrealized gain (loss)	0.56	3.90	(0.06)	2.76	(0.90)	5.17
Total from investment operations	0.82	4.09	0.27	3.06	(0.76)	5.10
Less distributions from:
Net investment income	(0.32)	(0.15)	(0.20)	(0.12)	(0.06)	(0.04)
Net realized gains	(1.28)	(0.27)	(1.41)	(0.42)	(3.76)	(2.23)
Total distributions	(1.60)	(0.42)	(1.61)	(0.54)	(3.82)	(2.27)
Redemption fees	— (b)	— (b)	— (b)	0.01	0.01	— (b)
Net asset value, end of period	$19.00	$19.78	$16.11	$17.45	$14.92	$19.49
Total Return (c)	4.34%	25.33%	1.58%	20.58%	–2.44%	33.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$75,907	$88,897	$60,823	$65,387	$1,138	$4,852
Ratios to average net assets (d):
Net expenses	1.32%	1.35%	1.36%	1.50%	1.80%	1.93%
Gross expenses	1.32%	1.42%	1.41%	1.78%	7.48%	5.66%
Net investment income (loss)	1.32%	1.01%	1.83%	1.74%	1.36%	–0.41%
Portfolio turnover rate	51%	43%	98%	52%	63%	91%

*	The inception date for Institutional Shares was September 26, 2011.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  29

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

					For the Period
Selected data for a share of capital	Year Ended				9/26/11* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$15.17	$15.49	$16.98	$12.18	$13.08
Income (loss) from investment operations:
Net investment income (a)	0.27	0.34	0.30	0.22	0.03
Net realized and unrealized gain (loss)	(0.24)	1.29	(0.18)	5.27	0.05
Total from investment operations	0.03	1.63	0.12	5.49	0.08
Less distributions from:
Net investment income	(0.56)	(0.61)	(0.50)	(0.57)	(0.75)
Net realized gains	(0.45)	(1.34)	(0.96)	(0.12)	(0.23)
Return of capital	—	—	(0.15)	—	—
Total distributions	(1.01)	(1.95)	(1.61)	(0.69)	(0.98)
Redemption fees	— (b)	—	—	— (b)	—
Net asset value, end of period	$14.19	$15.17	$15.49	$16.98	$12.18
Total Return (c)	0.36%	10.35%	0.89%	45.14%	0.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,549	$4,779	$5,320	$2,797	$1,914
Ratios to average net assets (d):
Net expenses	1.05%	1.13%	1.22%	1.30%	1.30%
Gross expenses	4.97%	3.79%	5.49%	5.84%	17.38%
Net investment income	1.74%	2.04%	1.79%	1.50%	0.83%
Portfolio turnover rate	56%	84%	81%	42%	41%

					For the Period
Selected data for a share of capital	Year Ended				6/1/11 to	Year Ended
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	5/31/11
Open Shares
Net asset value, beginning of period	$15.16	$15.48	$16.97	$12.17	$16.98	$14.54
Income (loss) from investment operations:
Net investment income (a)	0.23	0.29	0.25	0.19	0.06	0.16
Net realized and unrealized gain (loss)	(0.24)	1.29	(0.18)	5.25	(3.89)	3.99
Total from investment operations	(0.01)	1.58	0.07	5.44	(3.83)	4.15
Less distributions from:
Net investment income	(0.52)	(0.56)	(0.45)	(0.52)	(0.75)	(0.55)
Net realized gains	(0.45)	(1.34)	(0.96)	(0.12)	(0.23)	(1.16)
Return of capital	—	—	(0.15)	—	—	—
Total distributions	(0.97)	(1.90)	(1.56)	(0.64)	(0.98)	(1.71)
Redemption fees	—	—	— (b)	— (b)	—	— (b)
Net asset value, end of period	$14.18	$15.16	$15.48	$16.97	$12.17	$16.98
Total Return (c)	0.06%	10.05%	0.60%	44.81%	–22.98%	29.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,820	$2,016	$2,365	$2,209	$667	$1,716
Ratios to average net assets (d):
Net expenses	1.35%	1.43%	1.54%	1.60%	1.84%	1.96%
Gross expenses	5.55%	4.26%	5.81%	6.13%	16.46%	14.35%
Net investment income	1.47%	1.76%	1.45%	1.25%	0.66%	0.98%
Portfolio turnover rate	56%	84%	81%	42%	41%	54%

*	The inception date for Institutional Shares was September 26, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

30  Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of year	$13.72	$13.13	$10.96	$9.78	$10.31
Income (loss) from investment operations:
Net investment income (a)	0.33	0.34	0.35	0.31	0.33
Net realized and unrealized gain (loss)	0.89	2.01	2.53	1.43	(0.48)
Total from investment operations	1.22	2.35	2.88	1.74	(0.15)
Less distributions from:
Net investment income	(1.17)	(1.04)	(0.33)	(0.35)	(0.15)
Net realized gains	(0.35)	(0.72)	(0.38)	(0.21)	(0.23)
Total distributions	(1.52)	(1.76)	(0.71)	(0.56)	(0.38)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$13.42	$13.72	$13.13	$10.96	$9.78
Total Return (c)	9.30%	17.95%	26.56%	18.05%	–1.55%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,156,325	$1,372,216	$641,127	$125,112	$104,439
Ratios to average net assets:
Net expenses	0.96%	0.98%	1.01%	1.14%	1.09%
Gross expenses	0.96%	0.98%	1.01%	1.14%	1.09%
Net investment income	2.32%	2.35%	2.80%	3.01%	3.15%
Portfolio turnover rate	34%	41%	35%	26%	135%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of year	$13.74	$13.15	$10.97	$9.78	$10.34
Income (loss) from investment operations:
Net investment income (a)	0.31	0.29	0.30	0.28	0.28
Net realized and unrealized gain (loss)	0.88	2.02	2.55	1.42	(0.49)
Total from investment operations	1.19	2.31	2.85	1.70	(0.21)
Less distributions from:
Net investment income	(1.13)	(1.00)	(0.29)	(0.30)	(0.12)
Net realized gains	(0.35)	(0.72)	(0.38)	(0.21)	(0.23)
Total distributions	(1.48)	(1.72)	(0.67)	(0.51)	(0.35)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$13.45	$13.74	$13.15	$10.97	$9.78
Total Return (c)	9.06%	17.61%	26.24%	17.54%	–1.95%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$393,786	$145,901	$41,095	$12,715	$8,359
Ratios to average net assets:
Net expenses	1.23%	1.29%	1.32%	1.50%	1.60%
Gross expenses	1.23%	1.29%	1.32%	1.50%	1.67%
Net investment income	2.19%	2.04%	2.42%	2.66%	2.81%
Portfolio turnover rate	34%	41%	35%	26%	135%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  31

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2015

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of December 31, 2015. This re-

port includes only the financial statements of US Realty Income, US Realty Equity, Global Realty Equity and Global Listed Infrastructure Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, an R6 Share class was classified for each Portfolio. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2015, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business, generally as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time, the “Regular Closing Time”). When trading on the NYSE is unexpectedly closed prior to the Regular Closing Time, or an earlier scheduled close (such as on certain days around holidays when the NYSE is scheduled to close before 4:00 p.m.), and remains closed through the time of the Regular Closing Time (or an earlier scheduled close), the NAV of each class of each Portfolio may nonetheless be calculated as of the Regular Closing Time (or an earlier scheduled close) if, in the judgment of the Investment Manager, there is sufficient trading in other markets between the

32  Annual Report

unexpected close and the Regular Closing Time (or an earlier scheduled close) for securities for which the NYSE is usually considered the primary market. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Investments in money market funds are valued at the fund’s NAV.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the

Annual Report  33

prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2015, only Global Listed Infrastructure Portfolio traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2015, transactions in options purchased were as follows:

US Realty Equity Portfolio

Purchased Options	Number of Contracts	Cost
Options outstanding at beginning of year	—	$—
Options purchased	1,775	415,858
Options sold	(1,775)	(415,858)
Options outstanding at end of year	—	$—

None of the other Portfolios presented traded in options during the year ended December 31, 2015.

(e) Federal Income Taxes — The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

34  Annual Report

At December 31, 2015, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term
US Realty Income	$1,339,121	$7,215,076

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolios elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral
US Realty Equity	$58,801	$ —
Global Realty Equity	941	—

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Portfolios’ 2015 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually, except that US Realty Income and Global Listed Infrastructure Portfolios’ dividends from net investment income (if any) will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

REIT distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
US Realty Income	$ —	$ (172,308)	$ 172,308
US Realty Equity	(1,383)	98,122	(96,739)
Global Realty Equity	(849)	71,841	(70,992)
Global Listed Infrastructure	(4)	120,280,175	(120,280,171)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2015	2014	2015	2014
US Realty Income	$5,504,357	$8,459,141	$1,872,490	$1,900,351
US Realty Equity	2,876,975	2,144,606	4,875,426	168,511
Global Realty Equity	283,828	668,012	73,681	110,000
Global Listed Infrastructure	216,909,361	115,382,323	39,530,599	62,089,923

Annual Report  35

At December 31, 2015, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ Deferrred Capital Losses	Net Unrealized Appreciation (Depreciation) Including Foreign Currency
US Realty Income	$ 347,518	$(8,554,197)	$(10,894,188)
US Realty Equity	—	930,256	8,074,199
Global Realty Equity	45,659	(941)	(121,768)
Global Listed Infrastructure	7,395,981	3,649,141	(49,366,174)

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment re-

search, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
US Realty Income	0.75%
US Realty Equity	0.80
Global Realty Equity	0.85
Global Listed Infrastructure	0.90

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses (exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees) exceed the following percentages of average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	Year
US Realty Income	1.00%	1.30%	2016
US Realty Equity	1.05	1.35	2025
Global Realty Equity (a)	1.00	1.30	2016
Global Listed Infrastructure	1.30	1.60	2025

(a)	From January 1, 2015 to June 8, 2015, percentages were 1.10% and 1.40%, respectively.

During the year ended December 31, 2015, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
US Realty Equity	$9,501	$—	$—	$—
Global Realty Equity	31,397	101,392	16,554	58,922

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such

36  Annual Report

services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year ended December 31, 2015, State Street waived $18,750 of its fee for the Global Realty Equity Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2015, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, and Lazard Alter-

native Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Directors’ fees were allocated among the funds in the Lazard Fund Complex and Lazard Alternative Emerging Markets 1099 Fund at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

Portfolio	Purchases	Sales
US Realty Income	$73,245,576	$135,041,271
US Realty Equity	52,549,379	66,698,046
Global Realty Equity	3,130,199	4,495,744
Global Listed Infrastructure	1,660,026,138	669,284,163

For the year ended December 31, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2015, the Investment Manager owned 54.08% of the outstanding shares of Global Realty Equity Portfolio.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, and from June 29,

Annual Report  37

2015 to December 31, 2015, at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee from January 1, 2015 to June 28, 2015 and 0.20% per annum from June 29, 2015 to December 31, 2015 on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2015, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding
US Realty Income	$991,988	$5,725,000	1.20%	171
US Realty Equity	597,671	2,440,000	1.16	79
Global Realty Equity	89,220	265,000	1.15	49

* For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of December 31, 2015 is categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Realty Companies Risk—Since US Realty Income, US Realty Equity and Global Realty Equity Portfolios focus their investments in realty companies, the Portfolios could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolios may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolios could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally. The risks related to investments in realty companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considera-

38  Annual Report

tions that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of non-realty companies traded on national exchanges, which may affect the Portfolios’ ability to trade or liquidate those securities. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolios generally will have no control over the operations and policies of the REITs, and the Portfolios generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(c) Infrastructure Companies Risk—Global Listed Infrastructure Portfolio’s assets are invested primarily in securities of companies related to infrastructure industries. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report  39

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015
US Realty Income Portfolio
Preferred Stocks*	$18,058,757	$—	$—	$18,058,757
Real Estate Investment Trusts	53,990,357	—	—	53,990,357
Total	$72,049,114	$—	$—	$72,049,114
US Realty Equity Portfolio
Common Stocks*	$3,328,128	$—	$—	$3,328,128
Real Estate Investment Trusts	92,616,320	—	—	92,616,320
Short-Term Investment	810,531	—	—	810,531
Total	$96,754,979	$—	$—	$96,754,979
Global Realty Equity Portfolio
Common Stocks*	$199,105	$1,394,915	$—	$1,594,020
Real Estate Investment Trusts*	2,623,704	1,130,799	—	3,754,503
Right*	—	48	—	48
Short-Term Investment	21,533	—	—	21,533
Total	$2,844,342	$2,525,762	$—	$5,370,104
Global Listed Infrastructure Portfolio
Assets:
Common Stocks*	$664,590,443	$1,746,262,355	$—	$2,410,852,798
Short-Term Investment	108,771,245	—	—	108,771,245
Other Financial Instruments**
Forward Currency Contracts	—	10,026,034	—	10,026,034
Total	$773,361,688	$1,756,288,389	$—	$2,529,650,077
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(4,742,400)	$—	$(4,742,400)

*	Please refer to Portfolios of Investments (page 14 through 18) and Notes to Portfolios of Investments (page 21) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The security to which footnote (c) in the Notes to Portfolios of Investments applies is included in Level 2 and was valued based on reference to a similar security which was trading on an active market.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than the security described in footnote (c) in the Notes to Portfolios of Investments) in the Global Realty Equity and Global Listed Infrastructure Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. Accordingly, a significant portion of the

Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2015.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or options.

40  Annual Report

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase call or put options to seek to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

US Realty Equity Portfolio

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2015 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized gain on purchased options	$174,437

Global Listed Infrastructure Portfolio

During the year ended December 31, 2015, the notional amounts of purchases and sales of forward currency contracts were $6,811,300,899 and $7,484,678,878, respectively, with average monthly notional exposure of approximately $1,635,200,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2015:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$10,026,034
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$4,742,400

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2015 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$120,779,649
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(12,003,369)

See Notes 2(c), 2(d) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the year ended December 31, 2015, the US Realty Income and Global Realty Equity Portfolios did not trade in derivative instruments.

As of December 31, 2015, Global Listed Infrastructure Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2015:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$10,026,034	$—	$10,026,034

Annual Report  41

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts
BNP Paribas SA	$1,573,009	$(1,271,896)	$—	$301,113
Canadian Imperial Bank of Commerce	901,099	(254,766)	—	646,333
Citibank NA	459,946	(241,370)	—	218,576
Credit Suisse International	694,117	(694,117)	—	—
HSBC Bank USA NA	515,319	(331,373)	—	183,946
JPMorgan Chase Bank NA	131,112	(112,072)	—	19,040
Royal Bank of Canada	1,314,917	(366,655)	—	948,262
Standard Chartered Bank	2,574,041	(1,013,225)	—	1,560,816
State Street Bank and Trust Co.	1,256,366	(348,392)	—	907,974
The Bank of New York Mellon Corp.	606,108	(93,235)	—	512,873
Total	$10,026,034	$(4,727,101)	$—	$5,298,933

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$4,742,400	$—	$4,742,400

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts
BNP Paribas SA	$1,271,896	$(1,271,896)	$—	$—
Canadian Imperial Bank of Commerce	254,766	(254,766)	—	—
Citibank NA	241,370	(241,370)	—	—
Credit Suisse International	709,416	(694,117)	—	15,299
HSBC Bank USA NA	331,373	(331,373)	—	—
JPMorgan Chase Bank NA	112,072	(112,072)	—	—
Royal Bank of Canada	366,655	(366,655)	—	—
Standard Chartered Bank	1,013,225	(1,013,225)	—	—
State Street Bank and Trust Co.	348,392	(348,392)	—	—
The Bank of New York Mellon Corp.	93,235	(93,235)	—	—
Total	$4,742,400	$(4,727,101)	$—	$15,299

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

42  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and the Shareholders of Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio and Lazard Global Listed Infrastructure Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio and Lazard Global Listed Infrastructure Portfolio (collectively the “Portfolios”), four of the portfolios constituting The Lazard Funds, Inc. (the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented on or before December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio and Lazard Global Listed Infrastructure Portfolio, of The Lazard Funds, Inc. as of December 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 29, 2016

Annual Report  43

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (70)	Director (August 1995)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (71)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

44  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2016, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report  45

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (45)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014) Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)

Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Associate at Clifford Chance US LLP (2006 – July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

46  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2015

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2015:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage
US Realty Income	0.03%
US Realty Equity	1.49
Global Realty Equity	13.31
Global Listed Infrastructure	34.74

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage
US Realty Income	0.03%
US Realty Equity	1.72
Global Realty Equity	0.61
Global Listed Infrastructure	7.05

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report  47

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

LZDPS028

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $890,000 in 2014 and $1,083,682 in 2015.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $203,900 in 2014 and $526,507 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) above. There were no fees billed in the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported in paragraphs (a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,290,951 in 2014 and $906,230 in 2015.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)        The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)    Code of Ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 8, 2016

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	March 8, 2016